                       Genworth Variable Insurance Trust

                          Genworth Calamos Growth Fund
                      Genworth Columbia Mid Cap Value Fund
                         Genworth Davis NY Venture Fund
                   Genworth Eaton Vance Large Cap Value Fund
              Genworth Legg Mason Partners Aggressive Growth Fund
                         Genworth PIMCO StocksPLUS Fund
            Genworth Putnam International Capital Opportunities Fund
                  Genworth Thornburg International Value Fund
         Genworth Western Asset Management Core Plus Fixed Income Fund

                                   Prospectus

                                August 25, 2008

Investments in the mutual funds within Genworth Variable Insurance Trust are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance
Corporation  or any other  government  agency.  Investments  in the mutual funds within Genworth Variable Insurance Trust may decrease in value.  Please read all disclosures carefully before you invest.

As with all mutual funds,  the U.S.  Securities and Exchange  Commission has not
approved  or  disapproved  these  Funds'  shares  or  determined   whether  this
prospectus is complete or accurate. To state otherwise is a crime.

                                www.genworth.com

TABLE OF CONTENTS

 Fund Summaries, Performance and Management                             2
 Genworth Calamos Growth Fund                                           2
 Genworth Columbia Mid Cap Value Fund                                   4
 Genworth Davis NY Venture Fund                                         6
 Genworth Eaton Vance Large Cap Value Fund                              8
 Genworth Legg Mason Partners Aggressive Growth Fund                    10
 Genworth PIMCO StocksPLUS Fund                                         12
 Genworth Putnam International Capital Opportunities Fund               14
 Genworth Thornburg International Value Fund                            16
 Genworth Western Asset Management Core Plus Fixed Income Fund          18
 Additional Information About the Funds' Investment Policies            20

 Fund Management                                                        20
 The Advisor                                                            20
 The Subadvisors                                                        21

 Investing In The Funds                                                 23
 Valuation of Fund Shares                                               23
 Purchasing Fund Shares                                                 23
 In-Kind Purchases                                                      23
 Selling Fund Shares                                                    24
 Market Timing Policy                                                   24
 Distribution of Fund Shares                                            24

 Distributions and Taxes                                                25
 Dividends and Distributions                                            25
 Tax Status                                                             25

 Other Information                                                      25
 Multi-Manager Structure                                                25
 Disclosure of Portfolio Holdings                                       26

Financial Highlights                                                    26

Appendix                                                               A-1
Key Terms                                                              A-1
Additional Information About the Funds' Investments                    A-2
Additional Information About Risks                                     A-4

This  prospectus  provides  information  about the following funds (the "Funds")
that are part of Genworth Variable Insurance Trust (the "Trust"):

Genworth Calamos Growth Fund
Genworth Columbia Mid Cap Value Fund
Genworth Davis NY Venture Fund
Genworth Eaton Vance Large Cap Value Fund
Genworth Legg Mason Partners Aggressive Growth Fund
Genworth PIMCO StocksPLUS Fund
Genworth Putnam International Capital Opportunities Fund
Genworth Thornburg International Value Fund
Genworth Western Asset Management Core Plus Fixed Income Fund

This prospectus provides key information about the Funds,  including information regarding investment objectives, principal strategies, principal risks and fees.
As with any mutual fund,  there can be no  guarantee  that any of the Funds will meet its respective  investment  objective or that a Fund's  performance will be positive for any period of time. Each Fund's investment objective can be changed without shareholder approval.

Genworth Financial Wealth  Management,  Inc. ("GFWM" or the "Advisor") serves as the investment  advisor to each Fund.  The Funds serve as underlying  investment options for certain variable annuity separate  accounts of insurance  companies, including affiliates of Genworth Financial,  Inc. ("Genworth"),  and for certain qualified  retirement  plans  (collectively,  "variable  contracts").  Owners of variable  contracts may choose the Funds  permitted in their  variable  contract prospectus.  Participants in certain  qualified  retirement plans may choose the
Funds permitted by their plans.

More  information  about the Funds,  including their  investment  strategies and risks, is available in the Statement of Additional  Information  ("SAI"),  which you may  obtain  by  writing  the  Trust at 6610 West  Broad  Street,  Richmond,
Virginia 23230, or by calling toll-free (800) 352-9910.

                                       1

--------------------------------------------------------------------------------
                                                    Genworth Calamos Growth Fund
--------------------------------------------------------------------------------

Genworth Calamos Growth Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities  issued by U.S.  companies.  The subadvisor  invests using a growth style,  and seeks out securities that, in the subadvisor's  opinion,  offer the best  opportunities for growth,  provided such securities  satisfy certain  criteria.  First, the subadvisor uses  quantitative screens to identify companies with high growth rates relative to their industry.
The  subadvisor   then  screens  for  companies   whose  growth  appears  to  be
sustainable,  focusing on company  fundamentals,  such as return on capital. The subadvisor conducts a valuation analysis,  using proprietary cash flow valuation models to assess overall price  potential and determine  expected  returns.  The subadvisor  utilizes  risk  management  guidelines,  with a focus  on  portfolio construction, including diversification and how individual securities may fit in the Fund's overall portfolio.

The Fund  anticipates  that  substantially  all of its portfolio will consist of equity securities of companies with large and mid-sized market  capitalizations.
The  subadvisor  generally  defines  a  large  cap  company  to  have  a  market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion.

When buying and  selling  securities,  the  subadvisor  focuses on the  issuer's financial soundness,  earnings and cash flow forecast and quality of management.
In constructing the Fund's  portfolio,  the subadvisor seeks to manage the risks of investing  in stocks by using a "top-down  approach"  of  diversification  by industry and company and also by focusing on macro-level investment themes. This approach  emphasizes  an analysis of the  economic  factors  that may affect the performance  of certain  sectors or  industries  within the  securities  markets generally,  and how those factors may, in turn,  affect the prices of individual securities. The subadvisor performs proprietary fundamental analysis in addition to relying upon information from outside sources.

Terms highlighted above are defined in the Appendix.

                                       2

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Growth  Investment  Risk - The risk that the Fund's  investments in growth style securities may be subject to greater price  volatility and may be more sensitive to changes  in the  issuer's  current or  expected  earnings  than other  equity securities.  In addition, the Fund's investments in growth style securities,  at times,  may not perform as well as value style securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Mid Capitalization Risk - The risk that the Fund's investments in the securities of mid  capitalization  companies  may be more  volatile and present  additional risks relative to securities of larger capitalization companies.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

                                       3

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your investment)                N/A
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               1.00%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.22%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.47%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                         -0.07%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                           1.40%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.40% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       4

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $143                        $458

                                       5

--------------------------------------------------------------------------------
                                            Genworth Columbia Mid Cap Value Fund
--------------------------------------------------------------------------------

Genworth Columbia Mid Cap Value Fund

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term capital appreciation.

PRINCIPAL STRATEGIES

Under  normal  circumstances,  the Fund  invests  at least 80% of net  assets in equity securities of companies that have market  capitalizations in the range of the  companies  in the  Russell  Midcap(R)Value  Index at the  time of  purchase
(between  $376  million  and  $17.21  billion  as of July  31,  2008),  that the subadvisor believes are undervalued and have the potential for long-term growth.
The Fund may invest up to 20% of total  assets in foreign  securities.  The Fund also may invest in real estate investment trusts.

In managing the Fund,  the  subadvisor  combines  fundamental  and  quantitative analysis with risk  management in seeking to identify  value  opportunities  and constructing  the  Fund's  portfolio.  The  subadvisor  considers,  among  other factors:

     o    businesses that are believed to be fundamentally sound and undervalued due  to  investor  indifference,  investor  misperception  of  company prospects or other factors.

     o    various   measures  of  valuation,   including   price-to-cash   flow,
          price-to-earnings,   price-to-sales   and  price-to-book   value.  The
          subadvisor believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

     o    a company's  current  operating margins relative to its historic range and future potential.

     o    potential indicators of stock price appreciation,  such as anticipated
          earnings  growth,  company   restructuring,   changes  in  management,
          business  model  changes,  new product  opportunities  or  anticipated improvements in macroeconomic factors.

The subadvisor  may sell a security when the  security's  price reaches a target set by the subadvisor, if the subadvisor believes that there is deterioration in the issuer's  financial  circumstances or fundamental  prospects,  or that other investments are more attractive, or for other reasons.

Terms highlighted above are defined in the Appendix.

                                       6

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Mid Capitalization Risk - The risk that the Fund's investments in the securities of mid  capitalization  companies  may be more  volatile and present  additional risks relative to securities of larger capitalization companies.

Real  Estate  Investment  Trust  Risk - The risk that the  value of real  estate investment  trust  ("REIT")  shares may be affected  by,  among  other  factors, changes in the value of the  underlying  properties  owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

Value  Investment  Risk - The risk that the Fund's  investments  in value  style securities may be out of favor and  potentially  undervalued in the  marketplace due to adverse business, industry or other developments. In addition, the Fund's investments  in value  style  securities,  at times,  may not perform as well as growth style securities or the stock market in general,  and may be out of favor with  investors for extended  periods of time.  Value style  securities are also subject to the risks that a security  judged to be  undervalued  may actually be appropriately  priced,  or that the security's  potential  value may take a long time to be recognized, or may never be recognized by the market.

                                       7

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your investment)                N/A
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.85%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.20%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.30%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.05%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                          1.25%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.25% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       8

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $127                         $407

                                       9

--------------------------------------------------------------------------------
                                                  Genworth Davis NY Venture Fund
--------------------------------------------------------------------------------

Genworth Davis NY Venture Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

PRINCIPAL STRATEGIES

Under  normal  circumstances,  the Fund  invests  the  majority of its assets in equity  securities issued by large companies with market  capitalizations  of at least $10 billion.  The  subadvisor  seeks to identify  businesses  that possess characteristics  it believes  foster the  creation of long-term  value,  such as proven  management,  a durable  franchise and business  model,  and  sustainable competitive  advantages.  The subadvisor  aims to invest in such businesses when they are trading at discounts to their intrinsic  worth. The subadvisor may make such  investments  when a  company  becomes  the  center  of  controversy  after receiving  adverse media  attention.  The company may be involved in litigation, the company's financial reports or corporate  governance may be challenged,  the company's  annual report may disclose a weakness in internal  controls,  greater government regulation may be contemplated,  or other adverse events may threaten the company's future.

The subadvisor  selects  companies with the intention of owning their stocks for the long term. The subadvisor  considers  selling  securities if it believes the stock's market price exceeds the  subadvisor's  estimates of intrinsic value, or if the ratio of the risks and  rewards of  continuing  to own the  company is no longer attractive.

The Fund may invest a significant portion of its assets in securities of issuers in the financial  services  sector,  which may subject the Fund to certain risks that tend to be more prevalent in that sector.

The Fund has the ability to invest a limited  portion of its assets in companies of any size,  to  invest in  foreign  securities  and to invest in fixed  income securities.  The Fund may also  purchase  other kinds of  securities,  engage in active trading (which would increase portfolio turnover and related  transaction costs) or employ other investment  strategies that are not principal  investment strategies  if,  in  the  subadvisor's  judgment,  the  securities,  trading  or investment strategies are appropriate.  Factors that the subadvisor considers in pursuing  these other  strategies  include  whether the  strategies (i) would be consistent with  shareholders'  reasonable  expectations;  (ii) would assist the
Fund in pursuing its investment objective;  (iii) are consistent with the Fund's investment strategy;  (iv) would cause the Fund to violate any of its investment restrictions;  or (v)  would  materially  change  the  Fund's  risk  profile  as described in the Fund's prospectus and SAI, as amended from time to time.

Terms highlighted above are defined in the Appendix.

                                       10

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Credit Risk - The risk that an issuer or guarantor  of a fixed income  security, or the  counterparty  to a  derivatives  or other  contract,  will be  unable or unwilling to pay  principal,  interest or other payments when due. To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Financial  Services  Sector Risk - The risk that the Fund's  investments  in the financial  services sector may be adversely affected by regulatory action and/or changes in interest rates.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.

Interest Rate Risk - The risk that when interest rates  increase,  certain fixed income securities held by the Fund will decline in value.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

Value  Investment  Risk - The risk that the Fund's  investments  in value  style securities may be out of favor and  potentially  undervalued in the  marketplace due to adverse business, industry or other developments. In addition, the Fund's investments  in value  style  securities,  at times,  may not perform as well as growth style securities or the stock market in general,  and may be out of favor with  investors for extended  periods of time.  Value style  securities are also subject to the risks that a security  judged to be  undervalued  may actually be appropriately  priced,  or that the security's  potential  value may take a long time to be recognized, or may never be recognized by the market.

                                       11

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your investment)                N/A
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.75%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.22%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.22%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.07%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                          1.15%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.15% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       12

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $117                         $380

                                       13

--------------------------------------------------------------------------------
                                       Genworth Eaton Vance Large Cap Value Fund
--------------------------------------------------------------------------------

Genworth Eaton Vance Large Cap Value Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek total return.

PRINCIPAL STRATEGIES

The Fund invests primarily in value stocks of large cap companies.  Value stocks are common stocks that, in the opinion of the  subadvisor,  are  inexpensive  or undervalued  relative to the overall stock market.  Under normal  circumstances, the Fund  will  invest at least 80% of its net  assets in equity  securities  of large cap  companies.  The Fund  generally  considers  large cap companies to be those  companies  having  market  capitalizations  equal to or greater  than the median  capitalization of companies included in the Russell  1000(R)Value Index.
As of July 31, 2008,  the market  capitalization  of the largest  company in the
Russell  1000(R)Value  Index was  approximately  $425  billion,  and the  market capitalization  of the  smallest  company  in the index was  approximately  $376 million.

The Fund typically invests in dividend-paying stocks. The Fund also may invest a portion of its assets in real estate investment trusts, fixed income securities, high yield bonds  (commonly  referred  to as "junk  bonds")  and/or  convertible securities  that are, at the time of investment,  rated Baa or lower by Moody's, or BBB or lower by S&P. The Fund may engage in transactions in derivatives (such as options,  futures  contracts and options thereon,  forward currency  exchange contracts,  covered  short sales and equity  swaps) for  hedging or  speculative purposes,  or as a substitute  for the actual  purchase or sale of securities or other investments. The Fund may also invest in non-income producing stocks.

The  subadvisor may consider a company's  dividend  prospects and estimates of a company's  net  value  when  selecting  securities.  The  subadvisor  may sell a security when the subadvisor's price objective for the security is reached,  the fundamentals  of  the  company  deteriorate,  a  security's  price  falls  below acquisition cost or to pursue more attractive investment options.

The Fund's holdings will typically  represent a number of different  sectors and industries, and less than 25% of the Fund's total assets will be invested in any single  industry.  The Fund may invest up to 25% of its total  assets in foreign securities,  some of which may be located in emerging  market  countries.  As an alternative to holding foreign securities directly,  the Fund may invest in U.S.
dollar-denominated  securities of foreign companies that trade on U.S. exchanges or in the over-the-counter  market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the
Fund's 25% limitation on investing in foreign  securities.  Depositary  receipts are subject to many of the risks  associated with investing  directly in foreign securities, including political and economic risks.

Terms highlighted above are defined in the Appendix.

                                       14

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Credit Risk - The risk that an issuer or guarantor  of a fixed income  security, or the  counterparty  to a  derivatives  or other  contract,  will be  unable or unwilling to pay  principal,  interest or other payments when due. To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Derivatives  Risk - The risk that losses may result from the Fund's  investments in  derivatives.  These  instruments  may be  illiquid,  difficult  to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Emerging  Markets  Risk - The risks  that  apply to the  Fund's  investments  in foreign  securities  are  typically  much  greater for  investments  in emerging markets.  Investments in emerging  countries are riskier  because the securities markets are generally less  developed,  may develop  unevenly or may never fully develop.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.

Interest Rate Risk - The risk that when interest rates  increase,  certain fixed income securities held by the Fund will decline in value.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Real Estate  Investment  Trust Risk - The risk that the value of REIT shares may be affected  by,  among other  factors,  changes in the value of the  underlying properties  owned by the REIT  and/or by changes in the  prospect  for  earnings and/or cash flow growth of the REIT itself.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

Value  Investment  Risk - The risk that the Fund's  investments  in value  style securities may be out of favor and  potentially  undervalued in the  marketplace due to adverse business, industry or other developments. In addition, the Fund's investments  in value  style  securities,  at times,  may not perform as well as growth style securities or the stock market in general,  and may be out of favor with  investors for extended  periods of time.  Value style  securities are also subject to the risks that a security  judged to be  undervalued  may actually be appropriately  priced,  or that the security's  potential  value may take a long time to be recognized, or may never be recognized by the market.

                                       15

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your investment)                N/A
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.75%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.17%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.17%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.02%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                          1.15%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.15% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       16

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $117                         $370

                                       17

--------------------------------------------------------------------------------
                             Genworth Legg Mason Partners Aggressive Growth Fund
--------------------------------------------------------------------------------

Genworth Legg Mason Partners Aggressive Growth Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

PRINCIPAL STRATEGIES

The Fund  invests  primarily  in common  stocks of  companies  it  believes  are experiencing,  or will experience, growth in earnings exceeding the average rate of earnings growth of the companies  which comprise the S&P 500 Index.  The Fund employs a growth style,  and may invest in the  securities of large,  well-known companies  offering  prospects of long-term  earnings growth.  However,  because higher  earnings  growth  rates are often  achieved by  companies  with small to mid-sized market capitalizations, a significant portion of the Fund's assets may be invested in the  securities of such  companies.  The Fund considers a company with a market  capitalization of less than $2 billion to be a small cap company, and a company with a market capitalization of between $2 billion and $12 billion to be a mid cap company.

The subadvisor  emphasizes  individual security selection while diversifying the
Fund's investments  across  industries,  which may help to reduce risk. The Fund focuses primarily,  but not exclusively,  on emerging growth companies that have passed their  "start-up"  phase and show  positive  earnings and the prospect of achieving significant profit gains beginning in the two to three years after the
Fund acquires their stocks.  When evaluating an individual stock, the subadvisor generally  considers  whether the company may benefit  from:  new  technologies, products or services;  new cost reducing  measures;  changes in  management;  or favorable changes in government regulations.

The Fund may invest up to 10% of its net assets (at the time of  investment)  in foreign securities. The Fund may invest directly in foreign securities or invest in depositary receipts.

The Fund may  also  invest  in  derivatives,  such as  futures  and  options  on securities or securities indices,  and options on such futures, to hedge against the  economic  impact  of  adverse  changes  in the  market  value of  portfolio securities  because of changes in stock market  prices or interest  rates,  as a substitute  for  buying or  selling  securities,  or as a cash  flow  management technique.

Terms highlighted above are defined in the Appendix.

                                       18

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Derivatives  Risk - The risk that losses may result from the Fund's  investments in  derivatives.  These  instruments  may be  illiquid,  difficult  to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.

Growth  Investment  Risk - The risk that the Fund's  investments in growth style securities may be subject to greater price  volatility and may be more sensitive to changes  in the  issuer's  current or  expected  earnings  than other  equity securities.  In addition, the Fund's investments in growth style securities,  at times,  may not perform as well as value style securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Non-Diversification  Risk - The risk that the value of an investment in the Fund may be more volatile  than an investment in a diversified  fund because the Fund invests  in a smaller  number  of  issuers.  The  gains  and  losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

Small and Mid Capitalization  Risk - The risk that the Fund's investments in the securities  of small and  mid-capitalization  companies may be more volatile and present  additional  risks  relative  to  securities  of  larger  capitalization companies.

                                       19

FUND PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your investment)                N/A
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.70%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.16%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.11%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.01%
------------------------------------------------------ ------------------

Net  Annual Fund Operating Expenses (After                         1.10%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.10% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       20

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $112                         $352

                                       21

--------------------------------------------------------------------------------
                                                  Genworth PIMCO StocksPLUS Fund
--------------------------------------------------------------------------------

Genworth PIMCO StocksPLUS Fund

INVESTMENT OBJECTIVE

The Fund's  investment  objective is to seek total return which  exceeds that of the S&P 500 Index.

PRINCIPAL STRATEGIES

The Fund  seeks to  exceed  the total  return of the S&P 500 Index by  investing under normal circumstances  substantially all of its assets in derivatives,  the value of which is related to the S&P 500 Index ("S&P 500  Derivatives"),  backed by a portfolio of fixed income securities. The Fund may invest in common stocks, options,  futures,  options  on  futures  and  swaps.  The  Fund  uses  S&P  500
Derivatives  in addition to or in place of S&P 500 stocks to attempt to equal or exceed the  performance of the S&P 500 Index.  The values of S&P 500 Derivatives closely  track  changes  in the  value of the S&P 500  Index.  However,  S&P 500
Derivatives  may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly,  so that the remainder of the Fund's assets may be invested in fixed  income  instruments.  The  subadvisor  actively manages  the  fixed  income  instruments  held by the  Fund  with a view  toward enhancing  the Fund's total  return,  subject to an overall  portfolio  duration which is normally not expected to exceed one year.

The S&P 500 Index is  composed of 500  selected  common  stocks  that  represent approximately  two-thirds of the total market value of all U.S.  common  stocks.
The Fund seeks to remain  invested in S&P 500 Derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest  directly in S&P 500  securities,  when
S&P 500 derivatives appear to be overvalued relative to the stocks that comprise the S&P 500 Index,  the Fund may  invest all of its assets in a "basket"  of S&P
500 stocks. The Fund also may invest in  exchange-traded  funds based on the S&P
500 Index, such as Standard & Poor's Depositary Receipts. The Fund may invest up to 10% of its total assets in preferred stocks.

Assets not invested in equity securities or derivatives may be invested in fixed income  instruments.  The Fund may invest up to 10% of its total  assets in high yield bonds (commonly referred to as "junk bonds").  The Fund also may invest in foreign  securities,  including  investing  up to  30% of its  total  assets  in securities denominated in foreign currencies and may invest beyond this limit in
U.S. dollar denominated securities of foreign issuers. The Fund may invest up to
10% of its total assets in securities and instruments that are economically tied to emerging market countries.  The Fund will normally limit its foreign currency exposure (from non-U.S.  dollar-denominated  securities or currencies) to 20% of its total assets.

Terms highlighted above are defined in the Appendix.

                                       22

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Borrowing  and Leverage  Risk - The risk that,  when the Fund  borrows  money or otherwise  leverages its portfolio,  the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded.

Credit Risk - The risk that an issuer or guarantor  of a fixed income  security, or the  counterparty  to a  derivatives  or other  contract,  will be  unable or unwilling to pay  principal,  interest or other payments when due. To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Currency  Risk - The risk  that the  value of the  Fund's  investments  that are denominated in non-U.S.  currencies may be adversely  affected by changes in the rates of exchange between those currencies and the U.S. dollar.

Derivatives  Risk - The risk that losses may result from the Fund's  investments in  derivatives.  These  instruments  may be  illiquid,  difficult  to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Emerging  Markets  Risk - The risks  that  apply to the  Fund's  investments  in foreign  securities  are  typically  much  greater for  investments  in emerging markets.  Investments in emerging  countries are riskier  because the securities markets are generally less  developed,  may develop  unevenly or may never fully develop.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.

Interest Rate Risk - The risk that when interest rates  increase,  certain fixed income securities held by the Fund will decline in value.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

                                       23

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your investment)                N/A
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.60%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.19%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.04%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.04%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                          1.00%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.00% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       24

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $102                         $327

                                       25

--------------------------------------------------------------------------------
                        Genworth Putnam International Capital Opportunities Fund
--------------------------------------------------------------------------------

Genworth Putnam International Capital Opportunities Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is long term capital appreciation.

PRINCIPAL STRATEGIES

The Fund invests mainly in common stocks of companies  outside the United States that the  subadvisor  believes have  favorable  investment  potential.  The Fund invests  mainly in companies  with small and mid-sized  market  capitalizations, although  the Fund may invest in  companies  of any size.  Some of the small and mid-sized companies in which the Fund invests may have market capitalizations of less than $1 billion.  The Fund emphasizes  investments in foreign securities in developed countries, but may also invest in companies located in emerging market countries.

To  determine  whether a company is located  outside of the United  States,  the subadvisor  considers the  following  factors:  where the  company's  securities trade,  where the company is located or organized,  or where the company derives its revenues or profits.  The  subadvisor may consider,  among other factors,  a company's valuation,  financial strength,  competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Fund may engage in a variety of transactions involving derivatives,  such as futures,  options,  warrants and swap  contracts.  The Fund also may make use of
"short"  derivatives  positions,  the  values  of  which  move  in the  opposite direction  from the price of the  underlying  investment,  pool of  investments, index or currency. The Fund may use derivatives both for hedging and speculative purposes  and may use  derivatives  as a  substitute  for direct  investment  in securities  or other  investments.  Investments  in  derivatives  may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

In addition to the main investment strategies described above, the Fund also may make other types of investments,  such as investments in equity securities other than common stocks, convertible securities and fixed income securities.

Terms highlighted above are defined in the Appendix.

                                       26

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Credit Risk - The risk that an issuer or guarantor  of a fixed income  security, or the  counterparty  to a  derivatives  or other  contract,  will be  unable or unwilling to pay  principal,  interest or other payments when due. To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Derivatives  Risk - The risk that losses may result from the Fund's  investments in  derivatives.  These  instruments  may be  illiquid,  difficult  to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Emerging Markets Risk - The risk that apply to the Fund's investments in foreign securities  are  typically  much greater for  investments  in emerging  markets.
Investments in emerging countries are riskier because the securities markets are generally less developed, may develop unevenly or may never fully develop.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.

Interest Rate Risk - The risk that when interest rates  increase,  certain fixed income securities held by the Fund will decline in value.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

Small and Mid Capitalization  Risk - The risk that the Fund's investments in the securities  of small and  mid-capitalization  companies may be more volatile and present  additional  risks  relative  to  securities  of  larger  capitalization companies.

                                       27

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your investment)                N/A
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.95%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.16%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.36%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.01%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                        1.35%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.35% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       28

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $137                         $430

                                       29

--------------------------------------------------------------------------------
                                     Genworth Thornburg International Value Fund
--------------------------------------------------------------------------------

Genworth Thornburg International Value Fund

INVESTMENT OBJECTIVE

The Fund's  investment  objective is to seek long-term  capital  appreciation by investing in equity and fixed income securities of all types.

PRINCIPAL STRATEGIES

The Fund invests primarily foreign  securities,  including equity securities and fixed income  securities.  Under normal market  conditions,  the Fund invests at least 75% of its assets in foreign securities or depositary  receipts of foreign securities. The Fund also may invest in securities of issuers in emerging market countries.  The Fund may invest in companies of any size, but invests  primarily in the large and mid range of public  company market  capitalizations.  The Fund may also invest in partnership interests.

The Fund's principal focus is on traditional,  value style  investing.  However, the Fund's  portfolio  may include  stocks that,  in the  subadvisor's  opinion, provide value in a broader or different  context.  The relative  proportions  of these  different  types of securities  will vary over time. The Fund  ordinarily
invests  in  stocks  that  may  be  depressed  or  reflect   unfavorable  market
perceptions of company or industry fundamentals.

The subadvisor  primarily uses individual  issuer and industry  analysis to make investment  decisions.  Value,  for purposes of the Fund's  selection  criteria, relates both to current and projected measures. The subadvisor typically focuses the Fund's equity investments in the following three types of companies:

     o    Basic  value  companies  that,  in  the  subadvisor's   opinion,   are
          financially  sound companies with well  established  businesses  whose stock is selling at low  valuations  relative  to the  companies'  net assets or potential earning power.

     o    Companies with consistent earnings when they are selling at valuations below  historic  norms.  Stocks  in this  category  sometimes  sell at premium  valuations and sometimes at discount  valuations.  Generally, they show steady earnings and dividend growth.

     o    Emerging  franchises,  which are  value-priced  companies that, in the subadvisor's  opinion,  are in the process of  establishing  a leading position  in a  product,  service  or market  and that the  subadvisor expects will grow, or continue to grow, at an above average rate.

Terms highlighted above are defined in the Appendix.

                                       30

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about some of the principal risks described below.

Credit Risk - The risk that an issuer or guarantor  of a fixed income  security, or the  counterparty  to a  derivatives  or other  contract,  will be  unable or unwilling to pay  principal,  interest or other payments when due. To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Emerging  Markets  Risk - The risks  that  apply to the  Fund's  investments  in foreign  securities  are  typically  much  greater for  investments  in emerging markets.  Investments in emerging  countries are riskier  because the securities markets are generally less  developed,  may develop  unevenly or may never fully develop.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.

Interest Rate Risk - The risk that when interest rates  increase,  certain fixed income securities held by the Fund will decline in value.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Selection Risk - The risk that the Fund's  subadvisor may select securities that underperform the stock market, underperform the Fund's benchmark or underperform other funds with similar investment objectives and strategies.

Mid Capitalization Risk - The risk that the Fund's investments in the securities of mid  capitalization  companies  may be more  volatile and present  additional risks relative to securities of larger capitalization companies.

Value  Investment  Risk - The risk that the Fund's  investments  in value  style securities may be out of favor and  potentially  undervalued in the  marketplace due to adverse business, industry or other developments. In addition, the Fund's investments  in value  style  securities,  at times,  may not perform as well as growth style securities or the stock market in general,  and may be out of favor with  investors for extended  periods of time.  Value style  securities are also subject to the risks that a security  judged to be  undervalued  may actually be appropriately  priced,  or that the security's  potential  value may take a long time to be recognized, or may never be recognized by the market.

                                       31

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your                            N/A
investment)(1)
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.90%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.19%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.34%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.04%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                          1.30%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.30% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       32

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $132                         $421

                                       33

--------------------------------------------------------------------------------
                   Genworth Western Asset Management Core Plus Fixed Income Fund
--------------------------------------------------------------------------------

Genworth Western Asset Management Core Plus Fixed Income Fund

SUMMARY AND PERFORMANCE

INVESTMENT OBJECTIVE

The Fund's  investment  objective is to maximize total return,  consistent  with prudent  investment  management and liquidity  needs, by investing to obtain the average duration specified for the Fund.

PRINCIPAL STRATEGIES

The Fund invests  primarily in a portfolio of fixed income securities of varying maturity and,  under normal market  conditions,  will invest at least 80% of its net assets in fixed income  securities.  The  subadvisor  typically  maintains a target duration for the Fund's portfolio of 2.5 to 7 years.

The Fund invests in a variety of  securities  and  instruments,  including  U.S.
government  securities,  U.S.  government  agency  securities,  corporate bonds, convertible securities,  mortgage-backed securities, asset-backed securities and municipal securities.

The Fund  may  invest  up to 20% of its  total  assets  in  foreign  securities, including  securities  of  issuers  in  emerging  market  countries.  The Fund's investments in foreign  securities  may be denominated in currencies  other than the U.S.  dollar.  The Fund may from time to time  attempt to hedge a portion of its currency risk using a variety of  techniques,  including  currency  futures, forwards  and  options.  However,  these  instruments  may  not  always  work as intended, and in certain cases the Fund may be worse off than if it had not used a  hedging  instrument.  For most  emerging  market  currencies,  there  are not suitable hedging instruments available.

Up to 20% of the Fund's  net assets  that may be  invested  in high yield  bonds
(commonly  referred to as "junk bonds") or other  securities  that are not rated investment  grade by at least one NRSRO.  The Fund may invest in securities that pay variable rates of interest, including inflation indexed securities, variable and floating rate debt securities,  and may also invest in structured investment products such as structured notes.

The Fund may invest in derivatives,  such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing the Fund's investment returns.  The subadvisor may use derivatives as a means to manage the duration of the Fund's' portfolio, as well as for other purposes.

The Fund may employ  certain  investment  strategies,  including  buying or sell securities on a when-issued or forward  commitment  basis,  engaging in non-U.S.
currency  exchange  transactions,  and  engaging in  repurchase  agreements  and reverse repurchase agreements.

Terms highlighted above are defined in the Appendix.

                                       34

Principal Risks

There is no guarantee that the Fund will achieve its investment objective.

The value of the Fund's  investments  and, as a result,  the value of the Fund's shares, may fluctuate. If the value of the Fund's investments decreases, you may lose money.  The principal  risks to which the Fund may be subject are set forth below. Please see the Appendix to this prospectus for more detailed  information about the principal risks described below.

Borrowing  and Leverage  Risk - The risk that,  when the Fund  borrows  money or otherwise  leverages its portfolio,  the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded.

Call Risk - The risk that an issuer will  exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected.

Credit Risk - The risk that an issuer or guarantor  of a fixed income  security, or the  counterparty  to a  derivatives  or other  contract,  will be  unable or unwilling to pay  principal,  interest or other  payments  when due.  High yield bonds and other lower-rated securities are generally more exposed to credit risk than investment grade securities.

Currency  Risk - The risk  that the  value of the  Fund's  investments  that are denominated in non-U.S.  currencies may be adversely  affected by changes in the rates of exchange between those currencies and the U.S. dollar.

Derivatives  Risk - The risk that losses may result from the Fund's  investments in  derivatives.  These  instruments  may be  illiquid,  difficult  to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Emerging  Markets  Risk - The risks  that  apply to the  Fund's  investments  in foreign  securities  are  typically  much  greater for  investments  in emerging markets.  Investments in emerging  countries are riskier  because the securities markets are generally less  developed,  may develop  unevenly or may never fully develop.

Foreign Securities Risk - The risk that the Fund's investments in the securities of  foreign  issuers  may  be  subject  to  certain  risks,  such  as  different accounting,  legal and disclosure  standards,  and different  trading and market practices.  For more  information  about  related  risks,  please  see  "Foreign
Government Debt Securities Risk" and "Foreign Custody Risk" in the Appendix.

Hedging Risk - The risk that the Fund's  efforts to hedge  against such risks as credit risk, currency risk and interest rate risk may be unsuccessful.

Interest Rate Risk - The risk that when interest rates  increase,  certain fixed income securities held by the Fund will decline in value.

U.S.  Government  Agency  Securities Risk - The risk that  securities  issued by certain agencies or  instrumentalities  of the U.S.  Government may not be fully supported  financially by the U.S. Treasury and, as a consequence,  may not meet their payment obligations.

                                       35

PERFORMANCE

Performance  information  is  not  provided  because  the  Fund  had  not  begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Fund.  The table below does not include any fees or sales charges  imposed by variable  contracts.  If such  charges  were  included,  the overall  expenses  would be higher.  Investors  should  consult  the most recent prospectus of the variable contract in which they invest for more information.

Shareholder Fees (paid directly from your                            N/A
investment)(1)
------------------------------------------------------ ------------------

Short-Term Trading Fee (as a percentage of amount                   None
redeemed or exchanged)
------------------------------------------------------ ------------------

Annual Fund Operating Expenses (deducted from Fund
assets)
------------------------------------------------------ ------------------

     Management Fees                                               0.65%
------------------------------------------------------ ------------------

     Distribution and/or Service (12b-1) Fees                      0.25%
------------------------------------------------------ ------------------

     Other Expenses(1)                                             0.16%
------------------------------------------------------ ------------------

Total Annual Fund Operating Expenses                               1.06%
------------------------------------------------------ ------------------

Amount of Fee Waiver/Expense Assumption(2)                        -0.01%
------------------------------------------------------ ------------------

Net Annual Fund Operating Expenses (After                          1.05%
Fee Waiver/Expense Assumption)

(1)  Other Expenses are estimated  based on the Fund's  projected net assets for
     2008.

(2)  The  Advisor has  contractually  agreed  with the Trust,  at least  through
     December  31,  2009,  to waive its fees  and/or  assume as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure  that Net  Annual  Fund  Operating  Expenses  (excluding  any taxes, interest,  brokerage fees,  insurance costs and extraordinary  expenses) do not exceed  1.05% of average  daily net  assets.  Pursuant  to its  expense limitation  agreement  with  the  Trust,  the  Advisor  is  entitled  to be reimbursed for fees waived and/or  expenses that the Advisor  assumed for a period of three  years  following  such  waivers/expense  payments,  to the extent  that such  reimbursement  will not  cause  the Fund to  exceed  any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

                                       36

EXAMPLE

This  Example is intended to help you to compare  the cost of  investing  in the
Fund with the cost of  investing in other mutual  funds.  The Example,  however, does not  include  charges  that are  imposed by  variable  contracts.  If these charges were reflected, the expenses listed below would be higher.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then  sell all of your  shares  at the end of those  periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Because the Fund has not commenced operations as of the date of this  prospectus,  this  Example  is based on the  anticipated expenses of the Fund for the current fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                      3 Years

             $107                         $336

                                       37

Additional Information About the Funds' Investment Policies

The Funds' Investment Objectives and Policies

Each Fund's  investment  objective is  non-fundamental  and,  therefore,  may be changed by the Board of Trustees of the Trust (the "Board") without  shareholder approval.

In the case of a Fund  that has a policy  of  investing  at least 80% of its net assets in a particular  type of  investment as of the time of purchase (the "80%
Policy"),  the Fund's 80% Policy may be changed without shareholder approval. No change to a Fund's 80% Policy will be made  without a minimum of 60 days advance notice being provided to the  shareholders of the Fund. For purposes of a Fund's
80% Policy, the Fund's net assets include borrowings for investment purposes, if any.

The  investment  objectives  and  policies  of each Fund may be  similar  to the investment  objectives and policies of other investment companies managed by the
Fund's subadvisor.  The investment results of the Funds,  however, may be higher or lower than the results of such other  investment  companies.  There can be no assurance  that the  investment  results  of a Fund  will be  comparable  to the investment  results  of any  other  investment  company  managed  by the  Fund's subadvisor, even if the other investment company has a similar name.

Lending Portfolio Securities

Each Fund may lend its portfolio  securities.  Loaned securities will be secured by collateral in cash,  short-term debt obligations,  government  obligations or bank guarantees at least equal to the values of the portfolio securities subject to the loans.  Lending portfolio  securities involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently,  a
Fund  may lose  money  and  there  could be a delay  in  recovering  the  loaned securities.  A Fund  could  also lose  money if it does not  recover  the loaned securities  and/or the value of the  collateral  falls,  including  the value of investments made with cash collateral.

Temporary Investments

Each Fund generally will be substantially  fully invested in accordance with its investment  objective and policies.  However,  to maintain liquidity and satisfy redemption  requests,  pending  investment  of cash  balances,  or if the Fund's subadvisor believes that business,  economic,  political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents, money market instruments or similar investments,  and shares of other investment companies to the  extent  permitted  by  applicable  law.  The use of  temporary  investments prevents a Fund from fully pursuing its investment  objective,  and the Fund may miss potential market upswings.

Portfolio Turnover

Each Fund may engage in active and frequent trading of portfolio  securities.  A higher portfolio  turnover rate increases  transaction costs and as a result may
adversely  impact  the  Fund's   performance,   and  may  increase  share  price
volatility.

                                       38

FUND MANAGEMENT

THE ADVISOR

Genworth Financial Wealth Management, Inc. ("GFWM" or the "Advisor") has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Trust,  pursuant to which the Advisor  manages the  investment of the Fund's assets and supervises  the daily  business  affairs of the Fund. The Advisor has overall supervisory  responsibility for the general management and investment of each Fund's  investment  portfolio,  and,  subject to review and approval by the
Board:  (i) sets the  Funds'  overall  investment  strategies;  (ii)  evaluates, selects, and recommends  subadvisors to manage all or part of the Funds' assets;
(iii)  monitors and  evaluates the  performance  of  subadvisors,  including the
subadvisors'   compliance   with  the   investment   objectives,   policies  and
restrictions  of the Funds;  and (v)  implements  procedures  to ensure that the
subadvisors  comply  with  the  Funds'  investment   objectives,   policies  and
restrictions.

Each Fund  employs a  "multi-manager"  structure,  which  permits the Advisor to hire,  replace or  terminate  one or more  unaffiliated  subadvisors  for a Fund without  shareholder  approval.  GFWM  believes that this  structure  allows for increased  flexibility to manage the Funds in your best interests and to operate the  Funds  more  efficiently.  See  the  section  of this  prospectus  entitled
"Multi-Manager Structure" for more detailed information.

A  discussion  regarding  the basis for the Board's  approval of the  Investment
Advisory  Agreement will be available in the Funds' report to  shareholders  for the period ending December 31, 2008.

The Funds pay the Advisor  fees for  managing  the Funds'  investments  that are calculated as a percentage of the Funds' assets under management.  The following represents  the total  advisory  fees payable by the Funds under the  Investment
Advisory Agreement: Investment Advisory

                                                                 Investment
Funds                                                            Advisory Fee
Genworth Calamos Growth Fund                                     1.00%
Genworth Columbia Mid Cap Value Fund                             0.85%
Genworth Davis NY Venture Fund                                   0.75%
Genworth Eaton Vance Large Cap Value Fund                        0.75%
Genworth Legg Mason Partners Aggressive Growth Fund              0.70%
Genworth PIMCO StocksPLUS Fund                                   0.60%
Genworth Putnam International Capital Opportunities Fund         0.95%
Genworth Thornburg International Value Fund                      0.90%
Genworth Western Asset Management Core Plus Fixed Income Fund    0.65%

The Trust,  with  respect to each Fund,  and the  Advisor  have  entered  into a written  contractual  fee waiver and expense  assumption  agreement  pursuant to which the  Advisor has agreed to waive a portion of its fees and/or to assume as its own expense  certain Fund  expenses to the extent that each Fund's  expenses otherwise  would exceed the levels  indicated in the section of this  prospectus entitled "Fees and Expenses" for each Fund.

Pursuant  to the fee waiver and  expense  assumption  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor  assumes for a period of three years  following such fee waivers and expense  assumptions,  to the extent that such  reimbursement  of the Advisor by each Fund will not cause the Fund to exceed any applicable

                                       39

expense  limitation  that was in place for the Fund when the fees were waived or expenses  were assumed.  The fee waiver and expense  assumption  agreement  will remain in effect  through  December 31, 2009,  and will  continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

The  Advisor  also  serves as  investment  adviser to  certain  of the  variable contract  account  holders that invest in the Funds.  As  investment  adviser to these  account  holders,  the Advisor may,  from time to time,  make  investment allocation  decisions that increase or decrease Fund asset levels,  and that may generate  trading  transaction  costs  that are paid for by the  Funds and their shareholders.

THE SUBADVISORS

The Advisor,  on behalf of each Fund,  has entered into  subadvisory  agreements
(the  "Subadvisory  Agreements")  with the  subadvisors  pursuant  to which  the subadvisors are responsible  for the day-to-day  management of their  respective
Fund's  portfolios.  The  subadvisors  are compensated by the Adviser out of the investment  advisory fees that the Advisor receives from the Funds. A discussion regarding the basis for the Board's approval of each Subadvisory  Agreement will be available in the Funds' report to shareholders for the period ending December
31, 2008.

Information  regarding each Fund's  subadvisor  and portfolio  manager(s) is set forth  below.  The SAI  provides  additional  information  about  the  portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund, if any.

Calamos Advisors LLC

Calamos  Advisors LLC  ("Calamos"),  2020 Calamos  Court,  Naperville,  Illinois
60563, is the subadvisor for the Genworth Calamos Growth Fund.

Calamos employs a team approach to portfolio  management,  with teams led by the
Co-Chief  Investment  Officers (the ``Co-CIOs'') and comprised  generally of the
Co-CIOs,  senior strategy analysts,  intermediate  analysts and junior analysts.
The Co-CIOs,  along with the senior  strategy  analysts,  have joint primary and supervisory  responsibility  for the  Fund.  The  Co-CIOs  and  senior  strategy analysts are  supported  by and lead a team of  investment  professionals  whose contributions can be applied across many different investment strategies.

John P. Calamos, Sr., President and Co-CIO of Calamos,  generally focuses on the
top-down  approach  of   diversification  by  industry  sector  and  macro-level
investment themes.  Nick P. Calamos,  Senior Executive Vice President and Co-CIO
of Calamos, also focuses on the top-down approach of diversification by industry sector and  macro-level  investment  themes  and,  in  addition,  focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Sr.
and Nick P.  Calamos  have managed  money  together at Calamos or a  predecessor entity for over 20 years.

John P. Calamos,  Jr.,  John  Hillenbrand,  Steve Klouda,  Jeff Scudieri and Jon
Vacko are each senior strategy  analysts.  John P. Calamos,  Jr., Executive Vice
President  of  Calamos,  joined  the firm in 1985 and has  held  various  senior investment  positions since that time. John  Hillenbrand  joined Calamos in 2002 and has been a senior strategy  analyst since 2002.  Steve Klouda joined Calamos in 1994 and has been a senior strategy  analyst since 2002. Jeff Scudieri joined
Calamos

                                       40

in 1997 and has been a senior  strategy  analyst  since 2002.  Jon Vacko  joined
Calamos in 2000 and has been a senior strategy analyst since 2002.

Columbia Management Advisors, LLC

Columbia Management Advisors, LLC ("Columbia  Management"),  100 Federal Street,
Boston, Massachusetts 02110, is the subadvisor for the Genworth Columbia Mid Cap
Value Fund.

Columbia  Management's  Value  Strategies team is responsible for the day-to-day management  of the  Fund's  portfolio.  The  team is  made  up of the  following co-managers: David I. Hoffman, Director of Columbia Management since 2001; Diane
L. Sobin,  CFA,  Director of Columbia  Management  since 2001; Lori J. Ensinger,
CFA, Managing Director of Columbia  Management since 2001; and Noah J. Petrucci,
CFA, Vice President of Columbia Management since 2002.

Davis Selected Advisers, L.P.

Davis  Selected  Advisers,  L.P.  ("Davis"),  2949 East Elvira Road,  Suite 101,
Tucson, Arizona 85756, is the subadvisor for the Genworth Davis NY Venture Fund.

Christopher  C. Davis and  Kenneth  Charles  Feinberg  are  responsible  for the day-to-day  management  of the Fund's  portfolio.  Mr.  Davis is the Chairman of
Davis and has been a portfolio  manager with Davis since 1989. Mr.  Feinberg has served as a portfolio manager with Davis since 1994.

Eaton Vance Management

Eaton Vance  Management  ("Eaton  Vance"),  The Eaton Vance Building,  255 State
Street,  Boston,  Massachusetts  02109, is the subadvisor for the Genworth Eaton
Vance Large Cap Value Fund.

Michael R. Mach, CFA, is primarily  responsible for the day-to-day management of the Fund.  Mr. Mach is a Vice  President of Eaton Vance and has been a portfolio manager at Eaton Vance for more than five years.

ClearBridge Advisors, LLC

ClearBridge  Advisors,  LLC  ("ClearBridge")  is the subadvisor for the Genworth
Legg Mason Partners Aggressive Growth Fund.  ClearBridge,  located at 620 Eighth
Avenue, New York, New York 10018,  provides the day-to-day  portfolio management of the Fund. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

Richard  Freeman,  investment  officer of  ClearBridge,  is responsible  for the day-to-day  management  of the Fund's  portfolio.  Mr.  Freeman has more than 34 years of  securities  business  experience,  25 years  of  which  has been  with
ClearBridge or its predecessors.

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC, ("PIMCO"),  840 Newport Center Drive,
Newport  Beach,  California  92660,  is the  subadvisor  for the Genworth  PIMCO
StocksPLUS Fund.

                                       41

William H. Gross,  CFA, is  responsible  for the  day-to-day  management  of the
Fund's portfolio.  Mr. Gross is the Managing Director,  Chief Investment Officer
and a founding  partner of PIMCO. Mr. Gross has been associated with PIMCO since
1971.

Putnam Investment Management, LLC

Putnam Investment Management, LLC ("Putnam Management"), One Post Office Square,
Boston,   Massachusetts  02109,  is  the  subadvisor  for  the  Genworth  Putnam
International Capital Opportunities Fund.

Putnam  Management's  investment  professionals  are organized  into  investment management  teams,  with a particular  team dedicated to a specific asset class.
The members of the International  Small- and Mid-Cap Core team manage the Fund's investments.

The team members identified as the Fund's Portfolio Leader and Portfolio Members
coordinate the team's efforts related to the Fund and are primarily  responsible for the  day-to-day  management  of the Fund's  portfolio.  In addition to these individuals,  the team  also  includes  other  investment  professionals,  whose analysis,  recommendations and research inform investment decisions made for the
Fund.

Joseph  Joseph,   Portfolio  Leader,  is  Chief  Investment  Officer  of  Putnam
Management's  U.S. and International  Small and Mid Cap Core teams.  Previously,
Mr. Joseph was Director of the Global Equity  Research team. Mr. Joseph has been a portfolio manager with Putnam Management since 1994. Randy Farina,  John Ferry and Franz  Valencia  are  Portfolio  Members.  Mr.  Farina has been a  portfolio manager  with  Putnam  Management  since  1997.  Mr.  Ferry has been a portfolio manager with Putnam  Management  since 1998.  Mr.  Valencia has been a portfolio manager with Putnam Management since 2002.

Thornburg Investment Management, Inc.

Thornburg  Investment  Management,  Inc.  ("Thornburg"),  119 East Marcy Street,
Santa Fe,  New  Mexico  87501,  is the  subadvisor  for the  Genworth  Thornburg
International Value Fund.

The individuals that are responsible for the day-to-day management of the Fund's portfolio are identified below.  Co-portfolio  managers typically act in concert in making investment  decisions for the Fund, but a co-portfolio manager may act alone in making an investment decision.

William V. Fries,  CFA, a Managing  Director  of  Thornburg,  is a  co-portfolio manager of the Fund. Mr. Fries has been a portfolio manager with Thornburg since
1995.  Wendy  Trevisani,  a managing  director of Thornburg,  is a  co-portfolio manager of the Fund. Ms. Trevisani  joined  Thornburg as an associate  portfolio manager in 1999,  and was named a Managing  Director in 2003.  Lei Wang,  CFA, a
Managing Director of Thornburg,  is a co-portfolio manager of the Fund. Mr. Wang joined  Thornburg in 2004 as an  associate  portfolio  manager,  and was named a
Managing Director in 2005.

Western Asset Management Company and Western Asset Management Company Limited

Western  Asset  Management  Company  ("Western")  and Western  Asset  Management
Company  Limited  ("WAML") are the  subadvisors  for the Genworth  Western Asset
Management Core Plus Fixed Income Fund.  Western is located at 385 East Colorado
Boulevard,  Pasadena,  California  91101,  and is the primary  subadvisor to the
Fund. WAML is located at 10 Exchange Place,

                                       42

London,  England,  and provides  investment  advice regarding the portion of the
Fund that is invested in non-U.S.  dollar denominated  investments.  Western and
WAML are each wholly-owned subsidiaries of Legg Mason, Inc.

A  team  of  portfolio   managers,   sector  specialists  and  other  investment
professionals at Western and WAML are responsible for the day-to-day  management of the Fund's portfolio.  Stephen A. Walsh, Mark S. Lindbloom,  Edward A. Moody,
Carl L. Eichstaedt,  Michael C. Buchanan, Keith J. Gardner and Detlev Schlichter
serve as co-team leaders  responsible for the day-to-day  strategic oversight of the Fund's  investments  and for  supervising  the day-to-day  operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. As portfolio managers,  their focus is on portfolio structure, including sector allocation,  duration  weighting and term structure  decisions.
Messrs. Walsh, Moody,  Eichstaedt,  Gardner and Schlichter have been employed by
Western as portfolio managers for at least the past five years. Prior to joining
Western as a portfolio manager in 2006, Mr. Lindbloom was a Managing Director of
Citigroup  Asset  Management  and  had  been  associated  with  its  predecessor companies since 1996.  Prior to joining Western as a portfolio  manager and head of the U.S. High Yield team in 2005,  Mr.  Buchanan was a Managing  Director and head of U.S.  credit  products at Credit  Suisse Asset  Management  from 2003 to
2005.

                                       43

INVESTING IN THE FUNDS

VALUATION OF FUND SHARES

Shares of each Fund are sold at the net asset value ("NAV") per share,  which is determined by each Fund generally as of the close of regular trading  (usually 4
p.m. Eastern time) on each day that the Fund is open for business. Shares of the
Funds  will  not be  priced  on the days on which  the New York  Stock  Exchange
("NYSE") is closed for trading.  Purchase and redemption  requests are priced at the next NAV  calculated  after  receipt of such  request.  The NAV per share is determined by dividing the value of a Fund's securities,  cash and other assets, minus all expenses and liabilities,  by the number of shares outstanding (assets
-  liabilities  / # of shares = NAV per share).  The NAV takes into  account the expenses  and  fees of  each  Fund,  including  management,  administration  and shareholder servicing fees, which are accrued daily.

Each Fund's  securities  are generally  valued each day at their current  market value. If market quotations are not readily available, securities will be valued at their  fair  market  value as  determined  in good faith in  accordance  with procedures approved by the Trust's Board of Trustees.

Trading in Foreign Securities

The  securities  markets  on which the  foreign  securities  owned by a Fund are traded  may be open on days that the Fund does not  calculate  its NAV.  Because foreign  markets may be open at  different  times than the NYSE,  the value of a
Fund's shares may change on days when  shareholders  are not able to buy or sell them.  The Funds  translate  prices  for  their  investments  quoted in  foreign currencies into U.S. dollars at current exchange rates. As a result,  changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's
NAV.

If events  materially  affecting the values of a Fund's foreign  investments (in the opinion of the Advisor and the  appropriate  subadvisor)  occur  between the close of foreign  markets  and the close of regular  trading on the NYSE,  or if reported  prices are believed by the Advisor or the subadvisor to be unreliable, these  investments  will be valued at their  fair value in  accordance  with the
Trust's fair valuation  procedures.  The Funds may rely on  third-party  pricing vendors to  monitor  for events  materially  affecting  the values of the Funds'
foreign  investments  during the period between the close of foreign markets and the close of regular  trading on the NYSE. In certain  circumstances,  if events occur that materially affect the values of the Funds' foreign  investments,  the third-party pricing vendors will provide revised values to the Funds.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using  closing  market  prices.
Also, due to the subjective  nature of fair value pricing,  a Fund's value for a particular security may be different from the last quoted market price.

                                       44

PURCHASING FUND SHARES

The Funds may offer  their  shares to  variable  annuity  separate  accounts  of insurance companies,  including affiliates of Genworth, ("Separate Accounts") as investment options for certain variable annuity contracts ("Variable Contracts")
issued by the  separate  accounts.  The Funds  also may  offer  their  shares to certain  qualified  retirement plans ("Plans").  The separate  accounts purchase shares of a Fund in accordance  with variable  account  allocation  instructions received  from owners of the variable  annuity  contracts.  A Fund then uses the proceeds to buy securities for its portfolio.

Please check with your  insurance  company to determine if a particular  Fund is available under your Variable  Contract or Plan. This prospectus  should be read in  conjunction  with the  prospectus  of the Separate  Account of your specific
Variable Contract.

IN-KIND PURCHASES

Each Fund may  accept  payment  for  shares in the form of  securities  that are permissible investments for such Fund.

SELLING FUND SHARES

Shareholders  may sell  (redeem)  their  Fund  shares on any day  following  the procedures  established  when they opened their  account or  accounts.  The sale price of each share will be the next NAV determined  after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares. Normally, a Fund will pay for  redeemed  shares  on the next  business  day after  receiving  the request,  but it  could  take as long as seven  days.  The  value of the  shares redeemed may be more or less than their original  purchase price  depending upon the market value of a Fund's investments at the time of the redemption.

Because  Variable  Contracts may have different  provisions  with respect to the timing and method of redemptions,  Variable Contract owners should contact their insurance company directly for details concerning these transactions.

MARKET TIMING POLICY

Excessive  or  short-term  purchases  and  redemptions  of Fund  shares have the potential  to harm the Funds and their  long-term  shareholders.  Such  frequent trading of Fund shares may lead to, among other things, dilution in the value of
Fund shares held by  long-term  shareholders,  interference  with the  efficient management of the Funds' portfolios and increased  brokerage and  administrative costs.  In addition to these  generally  applicable  risks,  Funds that invest a substantial  portion  of their  assets in  certain  types of  securities  may be subject  to  additional  risks.  For  example,  Funds  that  invest  in  foreign securities  that  trade in  overseas  markets  may be  subject  to the risk of a
particular  form  of  frequent   trading  called  time-zone   arbitrage,   where
shareholders of the Fund seek to take advantage of time-zone differences between the close of the overseas markets in which the Fund's securities are traded, and the close of U.S. markets.  Arbitrage opportunities also may occur in Funds that hold small capitalization or small company securities or in Funds that invest in thinly-traded securities.

The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.  Accordingly,  the Trust's
Board of Trustees has adopted policies and procedures that are designed to deter such excessive or short-term trading.

                                       45

It is  difficult  for the  Funds  to  monitor  short-term  trading  because  the insurance  companies  that issue  variable  contracts  that  invest in the Funds typically  aggregate the trades of all of their respective contract holders into a single  purchase,  redemption  or  exchange  transaction.  Additionally,  most insurance  companies combine all of their contract  holders'  investments into a single  omnibus  account in each Fund.  Therefore,  the Funds  typically  cannot identify,  and  thus  cannot  successfully  prevent,  short-term  trading  by an individual  contract holder within that aggregated trade or omnibus account but, must rely instead on the insurance  company to monitor its  individual  contract holder trades to identify individual short-term traders.

If the Trust  believes that a variable  contract  owner has engaged in excessive short-term  trading  (regardless  of whether or not the insurance  company's own trading restrictions are exceeded),  the Trust will seek to act in a manner that it believes is consistent with the best interest of long-term  investors,  which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such  activities.  The Trust will use  reasonable  efforts to apply the  Trust's policies uniformly given the potential limitations described above.

Under no circumstances will the Funds, the Advisor or the distributor enter into any  agreements  with any  investor  to  encourage,  accommodate  or  facilitate excessive or short-term trading in the Funds.

With  respect  to the  variable  contracts  that  offer the Funds as  investment options,  the  insurance  company  that issues the  variable  contract  monitors redemption and repurchase activity,  and as a general matter,  limits the number and frequency of trades as set forth in the separate account prospectus.

DISTRIBUTION OF FUND SHARES

Distributor

Capital  Brokerage  Corporation  ("CBC"  or the  "Distributor")  is  the  Funds'
Distributor pursuant to a Distribution  Agreement.  CBC offers the Funds' shares on a continuous  basis.  CBC is located at 6620 West Broad  Street,  Building 2,
Richmond, Virginia 23230. CBC is a wholly-owned subsidiary of Genworth.

Distribution Plan

In addition to expenses that may be imposed by Variable  Contracts or Plans, the
Trust  has  adopted  a  Distribution  Plan  pursuant  to Rule  12b-1  under  the
Investment  Company Act of 1940,  as amended,  to provide  certain  distribution
activities  and  shareholder   services  for  the  Funds.  Each  Fund  pays  the
Distributor 0.25% of its average daily net assets per year for such distribution and shareholder activities.  As these fees are paid out of a Fund's assets on an on-going basis,  over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

REVENUE SHARING

GFWM may pay  amounts to certain  insurance  companies  that are  affiliates  of
Genworth from its own  resources.  These payments are intended to compensate the insurance  company  for  part  of the  administrative  expenses  of  maintaining accounts for,  providing  services to and communicating  with owners of Variable
Contracts.

                                       46

DISTRIBUTIONS AND TAXES

Qualification of Funds as Regulated Investment  Companies.  Each Fund intends to qualify, and will elect, to be treated as a regulated investment company ("RIC")
under the Internal  Revenue  Code.  As a RIC, a Fund  generally  pays no federal income tax on the income and gains it  distributes to its  shareholders  in each taxable year, provided that, among other things, the Fund (i) distributes to its shareholders  at least 90% of its  investment  company  taxable  income  and net tax-exempt  income for such  taxable  year  ("Distribution  Requirement"),  (ii)
derives at least 90% of its gross income from  dividends,  interest,  gains from the sale or other disposition of stock,  securities,  or foreign  currencies and certain other  permitted  sources for such taxable year ("Income  Requirement"), and (iii) satisfies a quarterly  asset  diversification  test  ("Diversification
Requirement"). Separately, each Fund also intends to satisfy the diversification requirements  applicable  to  insurance  company  separate  accounts  and  their underlying funding vehicles.

Dividends  and  Distributions.  Substantially  all of a  Fund's  net  investment income,  if any,  will be paid as a dividend  at least  annually  in the form of additional  shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to  shareholders at least  annually.  The Funds  automatically reinvest any capital gains. The amount of any distribution  will vary, and there is no  guarantee a Fund will pay either an income  dividend  or a capital  gains distribution.

Tax Status of  Payments to  Variable  Contract  Holders.  The tax  treatment  of payments made under a Variable  Contract is described in the  prospectus for the contract. Generally, the owners of Variable Contracts are not taxed currently on income or gains  realized  under  such  contracts  until  the  income or gain is distributed.  However,  income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger  than 59 1/2 may be subject to a 10% penalty tax.  Investors  should ask their  own tax  advisors  for  more  information  on  their  own tax  situation, including  possible state or local taxes. For more information on taxes,  please refer to the  accompanying  prospectus of the variable  annuity  program through which a Fund's shares are offered.

Possible Tax  Reclassification  of Funds. The Advisor may recommend to the Board of  Trustees  from  time to  time  that  one or  more  Funds  change  their  tax classification  in order to be taxed as  partnerships  or  disregarded  entities rather than as RICs for federal  income tax purposes.  There may be positive and negative consequences for a Fund that chooses to be taxed as a partnership or as a disregarded entity aside from certain  consequences to the insurance companies whose separate accounts invest in the Fund. Such a Fund would not have to comply with the qualification and other requirements  applicable to RICs, including the
Distribution,  Income and  Diversification  Requirements  described  above. As a result,  it is  expected  that such a Fund would  have  greater  flexibility  in purchasing a wider variety of investment assets as well as reduce its accounting and  administrative  costs related to continued  qualification  of the Fund as a
RIC. These benefits may, however, be offset by negative  consequences in certain circumstances.  For example,  the Fund may incur increased  expenses  associated with  partnership  accounting.  If  the  Fund  invests  extensively  in  foreign securities,  it  may  (depending  upon  the  provisions  of  tax  treaties  with particular foreign countries) be subject to less favorable  treatment than a RIC with  respect to the  availability  of reduced  foreign  withholding  tax rates.
Accordingly,  the  determination  whether there would be a net benefit to a Fund from its  classification  for federal  income tax purposes as a  partnership  or
disregarded   entity   will  be  made  on  a  Fund  by  Fund   basis,   and  the
reclassification of any Fund as a partnership or disregarded entity will require a determination  by the Board of Trustees that such  reclassification  is in the best interests of the Fund, its shareholders and contract owners.

                                       47

A Fund taxed as a  partnership  or  disregarded  entity is not subject to income tax, and any income,  gains,  losses,  deductions  and credits of the Fund would instead be "passed  through" pro rata directly to the insurance  companies whose separate  accounts  invest in the Fund and retain the same character for federal income tax purposes.  As a result, the tax treatment to the insurance  companies will vary, in some instances favorably,  when a Fund is treated as a partnership or disregarded entity. A Fund taxed as a partnership or disregarded entity would continue to satisfy the  diversification  requirements  applicable  to insurance company separate accounts and their underlying funding vehicles.  It is expected that a Variable  Contract  owner would not be affected by a Fund  electing to be taxed as a partnership or disregarded entity versus a RIC.

Please refer to the SAI for more information  regarding the tax treatment of the
Funds.

This discussion of  "Distributions  and Taxes" is not intended to be used as tax advice. Variable Contract owners should consult their own tax professional about their tax situation.

                                       48

OTHER INFORMATION

Multi-Manager Structure

The Advisor and the Trust rely on an exemptive order (the "Order") from the U.S.
Securities and Exchange  Commission  ("SEC") for a multi-manager  structure that allows GFWM to hire,  replace or  terminate  a  subadvisor  (excluding  hiring a subadvisor  which is an affiliate of GFWM) without the approval of shareholders.
The  Order  also  allows  GFWM  to  revise  a  subadvisory   agreement  with  an
unaffiliated  subadvisor  with the approval of the Board of Trustees but without shareholder  approval.  If a new  unaffiliated  subadvisor  is hired for a Fund, shareholders will receive information about the new subadvisor within 90 days of the change.  The Order allows the Funds  greater  flexibility,  enabling them to operate more efficiently.  Although GFWM monitors each subadvisor's performance, there is no certainty that any subadvisor or Fund will obtain favorable  results at any given time.

GFWM performs the following oversight and evaluation services to each subadvised
Fund:

     o    initial due diligence on prospective Fund subadvisors

     o    monitoring  subadvisor  performance,  including  ongoing  analysis and periodic consultations

     o    communicating   performance   expectations   and  evaluations  to  the
          subadvisors

     o    making  recommendations  to the Board of Trustees  regarding  renewal, modification or termination of a subadvisor's contract

     o    compliance oversight of Fund subadvisors

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds post their respective  portfolio holdings on the Trust's internet site
(www.genworth.com)  30 days after the end of each month.  A description of the
Funds'  policies and  procedures  regarding  the release of  portfolio  holdings information is available in the Funds' SAI.

EXCLUSION FROM REGISTRATION AND REGULATION UNDER COMMODITIES LAW

The Funds are  operated  by an entity  that has  claimed an  exclusion  from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act, as amended (the "CEA"), and therefore,  that is not subject to registration or regulation as a commodity pool operator under the CEA.

                                       49

FINANCIAL HIGHLIGHTS

No financial  information  is presented  for the Funds because the Funds had not commenced operations as of the date of this prospectus.

                                       50

KEY TERMS

In an effort to help you better  understand the many concepts involved in making an investment decision, we have defined the following terms:

Asset-backed  securities  - fixed income  securities  issued by a trust or other legal  entity  established  for the  purpose of issuing  securities  and holding certain assets,  such as credit card receivables or auto leases,  which pay down over time and generate sufficient cash to pay holders of the securities.

Common stock - securities representing shares of ownership of a corporation.

Convertible  securities  - debt  securities  or  preferred  stocks  that  may be converted  into common  stock.  While a  convertible  security is a fixed income security that typically pays interest or dividend income,  its market value also tends to  correspond  to market  changes in the value of the  underlying  common stock.

Corporate bonds - debt securities issued by corporate issuers,  as distinct from
fixed   income   securities   issued  by  a   government   or  its  agencies  or
instrumentalities.

Depositary  Receipts  - U.S.  securities  that  represent  ownership  of  equity securities of a publicly traded, non-U.S. company.  Depositary Receipts trade on
U.S. stock exchanges as well as on many European stock exchanges.

Derivatives - contracts or investments  with values based on the  performance of an underlying financial asset, index or economic measure.

Duration  - related in part to the  remaining  time  until  maturity  of a bond, duration is a measure of how much the price of a bond would change compared to a change in market  interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging  market  countries - developing  and low or middle income  countries as identified by the International  Finance Corporation or the World Bank. Emerging
market  countries may be found in regions such as Asia,  Latin America,  Eastern
Europe, the Middle East and Africa.

Equity  securities  -  securities,  including  common  stock,  preferred  stock, securities  convertible  into common stock or securities (or other  investments)
with prices linked to the value of common stocks,  foreign  investment  funds or trusts and  depositary  receipts  that  represent an  ownership  interest in the issuer.

Fixed income securities - securities, including bonds and other debt securities, that  represent an obligation by the issuer to pay a specified  rate of interest or dividend at specified times.

Foreign securities - equity,  debt or derivative  securities that are determined by a Fund's  subadvisor to be "foreign  securities" on the basis of the issuer's domicile,  its principal place of business,  its primary stock exchange listing, the source of its revenues or other factors.

Growth style - a style of investing in equity  securities of companies  that the
Fund's subadvisor believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

                                        i

High yield bonds - fixed income  securities  rated below  investment grade by an
NRSRO (including  Moody's and Standard and Poor's),  or unrated  securities that the Fund's subadvisor believes are of comparable quality.  These bonds are often referred to as "junk bonds." They  generally  offer  investors  higher  interest rates as a way to help  compensate  for the fact that the  issuer is at  greater risk of default.

Investment grade - the four highest rating  categories of nationally  recognized statistical rating agencies, including Moody's, Standard & Poor's and Fitch.

Market capitalization - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Maturity - the time at which the  principal  amount of a bond is scheduled to be returned to investors.

Mortgage-backed  securities - fixed income  securities  that give the holder the right to receive a portion of principal and/or interest  payments made on a pool of residential or commercial  mortgage loans, which in some cases are guaranteed by government agencies.

Real Estate Investment Trust (REIT) - a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse  array of real estate,  such as shopping  centers,  medical  facilities, nursing homes, office buildings, apartment complexes,  industrial warehouses and hotels.  Some REITs take ownership  positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains
(or losses) as properties are sold at a profit (or loss). Other REITs specialize in  lending  money  to  building  developers.  Still  other  REITs  engage  in a combination of ownership and lending.

Total return - investment  return that  reflects  both capital  appreciation  or depreciation (increase or decrease in the market value of a security) and income
(i.e., interest or dividends).

U.S.  government  securities - debt  securities  issued and/or  guaranteed as to principal  and interest by the U.S.  government  that are  supported by the full faith and credit of the United States.

U.S.  government agency securities - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored
enterprises  and  U.S.   government   instrumentalities   that  are  not  direct
obligations  of the United States.  Such  securities may not be supported by the full faith and credit of the United States.

Value  style - a style  of  investing  in  equity  securities  that  the  Fund's subadvisor  believes  are  undervalued,  which means that their stock prices are less than the subadvisor  believes they are intrinsically  worth,  based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines,  or experiencing poor operating  conditions that the Fund's subadvisor believes to be temporary.

                                       ii

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Asset-Backed Securities - like traditional fixed income securities, the value of asset-backed  securities  typically  increases  when  interest  rates  fall  and decreases when interest rates rise. Certain asset-backed  securities may also be subject to the risk of  prepayment.  In a period of  declining  interest  rates, borrowers  may pay what they owe on the  underlying  assets  more  quickly  than anticipated.  Prepayment  reduces the yield to maturity  and the average life of the asset-backed securities.  In addition, when a Fund reinvests the proceeds of a  prepayment,  it may  receive  a lower  interest  rate.  In a period of rising interest  rates,  prepayments  may occur at a slower  rate than  expected.  As a result,  the average maturity of a Fund's  portfolio may increase.  The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

Convertible  Securities - generally debt securities or preferred stocks that may be converted  into common stock.  Convertibles  typically pay current  income as either interest (debt security  convertibles) or dividends (preferred stocks). A convertible's  value usually reflects both the stream of current income payments and the value of the underlying  common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise,  the value of a convertible  usually falls.  Since it is convertible  into common stock,  the convertible also has the same types of market and issuer risk as the underlying common stock.

Corporate  Loans  -  commercial  banks  and  other  financial   institutions  or
institutional  investors make corporate  loans to companies that need capital to grow or  restructure.  Borrowers  generally  pay interest on corporate  loans at rates that change in response  to changes in market  interest  rates such as the
London  Interbank  Offered Rate (LIBOR) or the prime rates of U.S.  banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than  investments  that pay a fixed  rate of  interest.  However,  because  the  trading  market  for  certain corporate  loans may be less developed  than the secondary  market for bonds and notes,  a Fund may  experience  difficulties  in selling  its  corporate  loans.
Leading  financial  institutions  often  act as  agent  for a  broader  group of lenders,  generally  referred to as a syndicate.  The syndicate's agent arranges the corporate  loans,  holds  collateral  and accepts  payments of principal and interest.  If the agent develops financial problems,  a Fund may not recover its investment or recovery may be delayed.  By investing in a corporate loan, a Fund may become a member of the syndicate.

The  corporate  loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment  of these  obligations,  they do not  always do so. If they do provide collateral,  the value of the collateral may not completely cover the borrower's obligations at the time of a default.  If a borrower  files for protection  from its  creditors  under the U.S.  bankruptcy  laws,  these laws may limit a Fund's rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy,  the holder of a corporate loan may not recover its  principal,  may  experience a long delay in recovering  its investment and may not receive interest during the delay.

Depositary  Receipts - certain Funds may invest in securities of foreign issuers in the  form of  depositary  receipts,  such  as  American  Depositary  Receipts
("ADRs"),  European  Depositary Receipts ("EDRs") and Global Depositary Receipts
("GDRs"),  which  typically  are  issued  by local  financial  institutions  and evidence ownership of the underlying securities.

Depositary  receipts  are  generally  subject to the same  risks as the  foreign securities  that they evidence or into which they may be  converted.  Depositary receipts  may or may not be jointly  sponsored  by the  underlying  issuer.  The issuers  of  unsponsored  depositary  receipts  are not  obligated  to  disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation  between such  information  and the market  value of the  depositary receipts.  Certain  depositary  receipts  are  not  listed  on an  exchange  and therefore may be considered to be illiquid securities.

                                       iii

Derivatives - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative  because its value changes in relation to the  performance of an underlying  stock.  The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of
the  underlying   commodity  or  security.   Derivatives  present  the  risk  of
disproportionately  increased losses and/or reduced opportunities for gains when the  financial  asset to which the  derivative  is linked  changes in unexpected ways. Some risks of investing in derivatives include:

     o    the other party to the  derivatives  contract  may fail to fulfill its obligations;
     o    their  use may  reduce  liquidity  and make a Fund  harder  to  value, especially in declining markets;
     o    a Fund may suffer  disproportionately  heavy  losses  relative  to the amount invested and
     o    changes  in the value of  derivatives  may not  match or fully  offset changes  in the  value of the  hedged  portfolio  securities,  thereby failing to achieve the original purpose for using the derivatives.

Floating- and Variable-Rate Securities - a Fund may invest in securities that do
not  have  fixed  interest   rates.   Instead,   the  rates  change  over  time.
Floating-rate  securities  have  interest  rates  that  vary with  changes  to a specific measure, such as the Treasury bill rate.  Variable-rate securities have interest rates that change at preset times based on the specific  measure.  Some floating- and  variable-rate  securities may be callable by the issuer,  meaning that they can be paid off before  their  maturity  date and the  proceeds may be required  to be  invested  in lower  yielding  securities  that  reduce a Fund's
income.  Like  other  fixed  income  securities,   floating-  and  variable-rate
securities  are  subject  to  interest  rate risk.  A Fund will only  purchase a floating- or  variable-rate  security of the same quality as the debt securities it would otherwise purchase.

High Yield Bonds And Other  Lower-Rated  Securities -  investment  in high yield bonds (commonly  referred to as "junk bonds") and other  lower-rated  securities involves  substantial  risk of  loss.  These  securities  are  considered  to be speculative  with respect to the issuer's  ability to pay interest and principal when due and are  susceptible  to  default  or  decline  in market  value due to adverse  economic and  business  developments.  The market  values of high yield securities tend to be very volatile,  and these  securities are less liquid than investment  grade debt  securities.  Therefore,  Funds that invest in high yield bonds are subject to the following risks:

     o    increased price  sensitivity to changing interest rates and to adverse economic and business developments;
     o    greater risk of loss due to default or declining credit quality;
     o    greater  likelihood that adverse  economic or company  specific events will make the issuer unable to make interest and/or principal payments when due; and

                                       iv

     o    negative market  sentiments  toward high yield  securities may depress their price and liquidity.  If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Mortgage-Backed  Securities - these fixed income securities  represent the right to receive a portion of principal  and/or  interest  payments  made on a pool of residential or commercial  mortgage loans.  When interest rates fall,  borrowers may  refinance  or  otherwise  repay  principal  on  their  loans  earlier  than scheduled.  When this happens, certain types of mortgage-backed  securities will be paid off more quickly  than  originally  anticipated  and a Fund will have to invest the  proceeds  in  securities  with lower  yields.  This risk is known as
"prepayment  risk." When interest rates rise, certain types of mortgage-backed securities  will be paid off more slowly  than  originally  anticipated  and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk,  mortgage-backed securities react differently  to changes in interest  rates than other fixed  income  securities.
Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Preferred Stock - a class of stock that often pays dividends at a specified rate and has  preference  over common stock in dividend  payments and  liquidation of assets. Preferred stock may be convertible into common stock.

Real Estate  Investment Trusts (REITs) - Certain Funds may invest in real estate investment trusts ("REITs") and other real estate-related securities.  Investing in REITs involves the risks  associated with direct ownership of real estate and with the real estate industry in general.  These risks include possible declines in the value of real estate,  possible lack of  availability  of mortgage funds, and  unexpected  vacancies  of  properties.  REITs  that  invest in real  estate mortgages are subject to prepayment risk.

Repurchase Agreements - each Fund may make a short-term loan to a qualified bank or  broker-dealer.  The Fund buys  securities  that the seller has agreed to buy back at a specified time and at a set price that includes  interest.  There is a risk  that the  seller  will be unable  to buy back the  securities  at the time required and the Fund could experience delays in recovering amounts owed to it.

U.S.  Government  Securities and U.S.  Government Agency Securities - a Fund may
invest in U.S.  government  securities that includes  Treasury bills,  notes and bonds issued or guaranteed by the U.S. government.  Because these securities are backed by the full faith and credit of the U.S. government,  they present little credit risk. However, the U.S. government does not guarantee the market value of its securities,  and interest rate changes,  prepayment  rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

     o    the Federal Housing  Administration,  the Farmers Home  Administration
          and the Government National Mortgage Association  ("GNMA"),  including
          GNMA pass-through certificates;
     o    the Federal Home Loan Banks;
     o    the Federal National Mortgage Association ("FNMA");
     o    the Federal Home Loan Mortgage Corporation ("FHLMC"); and

                                        v

     o    the Federal Farm Credit Banks.

Unlike U.S.  government  securities,  U.S.  government  agency  securities  have different  levels of  credit  support  from the  government.  GNMA  pass-through mortgage  certificates  are  backed  by the full  faith  and  credit of the U.S.
government.  While FNMA,  FHLMC and the Federal Home Loan Banks are chartered by
Acts  of  Congress,  their  securities  are  backed  only by the  credit  of the respective  instrumentality  and  are  not  issued  or  guaranteed  by the  U.S.
government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and  performance of a Fund are not guaranteed.

Warrants - equity  securities that give the holder the right to buy common stock at a specified  price for a specified  period of time.  Warrants are  considered speculative and have no value if they are not exercised  before their expiration date.

                                       vi

ADDITIONAL INFORMATION ABOUT RISKS

Borrowing and Leverage  Risk - When a Fund borrows money or otherwise  leverages its portfolio,  the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. A Fund takes on leveraging risk when it borrows money to meet redemption requests, invests collateral from securities loans or uses reverse repurchase  agreements,  dollar rolls,  futures,  swaps or other  derivatives.  A Fund also may be subject to borrowing  and leverage  risk when it  purchases  securities  on a  when-issued,  delayed  delivery or forward commitment  basis.  Leverage  tends to exaggerate  the effect of any increase or decrease in the value of a Fund's holdings. The use of leverage also may cause a
Fund to liquidate  positions when it may not be advantageous to do so to satisfy its obligations or meet asset segregation requirements.

Call Risk - the risk that an issuer will  exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances,  the Fund may be unable to recoup all of its  initial  investment and will also suffer from having to reinvest in lower yielding securities.

Credit  Risk - a Fund has the risk  that the  issuer  will be  unable to pay the interest or  principal  when due.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's  credit  rating  can  also  adversely  affect  the  value  of a  Fund's investments.

High yield bonds and other lower-rated  securities are generally more exposed to credit risk than investment  grade  securities.  Securities rated below Baa/BBB, commonly  referred to as junk bonds or high yield  securities,  have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default.  These  securities  typically  entail greater  potential price volatility  and may  also  be more  susceptible  to  real or  perceived  adverse economic and competitive industry conditions than higher-rated securities. These securities may be less liquid than higher-rated  securities,  which means a Fund may have  difficulty  selling  them at  times,  and may have to apply a  greater degree of judgment in establishing a price.  When a Fund buys lower-rated  debt, the  achievement of its goals depends more on the  subadvisors'  credit analysis than would be the case if the Fund were buying  investment  grade debt.  Unrated securities of comparable quality share these risks.

Currency Risk - securities in which a Fund invests may be  denominated or quoted in currencies other than the U.S. dollar.  Changes in foreign currency  exchange rates affect the value of a Fund's  portfolio.  Generally,  when the U.S. dollar rises in value  against a  foreign  currency,  a  security  denominated  in that currency  loses  value  because  the  currency  is  worth  fewer  U.S.  dollars.
Conversely,  when the U.S. dollar decreases in value against a foreign currency, a security  denominated  in that  currency  gains value  because the currency is worth more U.S. dollars.

Derivatives  Risk - Certain Funds may engage in a variety of transactions  using
"derivatives,"  such as futures,  options,  warrants and swaps.  Derivatives are financial instruments whose value depends upon, or is derived from, the value of something  else,  such  as  one  or  more  underlying  investments,  indexes  or currencies. Derivatives may be traded on organized exchanges, or in individually
negotiated    transactions    with   other   parties   (these   are   known   as
"over-the-counter" derivatives). A Fund may use derivatives both for hedging and non-hedging  purposes,  including  for purposes of enhancing  returns.  Although certain subadvisors have the flexibility to make use

                                       vii

of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives  involve  special  risks and  costs and may  result in losses to the
Fund. The successful use of derivatives requires sophisticated management,  and, to the extent that  derivatives are used, a Fund will depend on the subadvisor's
ability  to  analyze  and  manage  derivatives   transactions.   The  prices  of
derivatives  may  move  in  unexpected  ways,   especially  in  abnormal  market
conditions.  Some  derivatives  are  leveraged  and  therefore  may  magnify  or otherwise increase investment losses to a Fund.

Other risks arise from the potential  inability to terminate or sell derivatives positions.  A  liquid  secondary  market  may  not  always  exist  for a  Fund's derivatives  positions at any time. In fact,  many  over-the-counter  derivative instruments  will not have liquidity  beyond the counterparty to the instrument.
Over-the-counter  derivative  instruments  also  involve the risk that the other party will not meet its  obligations to the Fund.  Swap  agreements will tend to shift a Fund's investment  exposure from one type of investment to another.  For example, if a Fund agrees to exchange payments in U.S. dollars for payments in a
non-U.S. currency, the swap agreement would tend to decrease the Fund's exposure to U.S.  interest  rates and increase its exposure to the non-U.S.  currency and related interest rates.

If a Fund sells  protection on credit  default swaps  relating to corporate debt securities,  the Fund would be  required  to pay the par (or other  agreed-upon)
value of a  referenced  debt  security  to the  counterparty  in the  event of a default by a third  party,  the  corporate  debt  security  issuer,  on the debt security.  In return,  the Fund would receive from the  counterparty  a periodic stream  of  payments  over the term of the  contract  provided  that no event of default had occurred. If no default occurred,  the Fund would keep the stream of payments and would have no payment  obligations.  As the seller,  the Fund would effectively  add  leverage  to its  portfolio  because,  in  addition to its net assets, the Fund would be subject to investment  exposure on the notional amount of the swap.

Emerging  Markets  Risk - the risks of  foreign  investments  are  usually  much greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets are riskier because they develop unevenly and may never fully  develop.  They are more  likely to  experience  hyperinflation  and currency  devaluations,  which adversely  affect returns to U.S.  investors.  In addition,  the  securities  markets  in many of these  countries  have far lower trading volumes and less liquidity than developed  markets.  Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the  actions  of a few  large  investors.  Many  emerging  markets  also have histories  of political  instability  and abrupt  changes in  policies.  Certain emerging  markets may also face other  significant  internal or external  risks, including the risk of war, and ethnic, religious and racial conflicts.

Foreign  Government  Debt  Securities  Risk - a  government  entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative  size of its debt  position to its economy or failure to put into place economic  reforms required by the  International  Monetary Fund. If a government entity  defaults,  it generally will ask for more time to pay or request further loans.  There  is no  bankruptcy  proceeding  by  which  all or part of the debt securities that a government entity has not repaid may be collected.

Foreign  Custody Risk - a Fund that invests in foreign  securities may hold such securities and cash in foreign banks and securities  depositories.  Some foreign banks  and  securities  depositories  may be  recently  organized  or new to the foreign  custody  business.  In addition,  there may be limited or no regulatory oversight over their  operations.  Also,  the laws of certain  countries may put limits on a Fund's  ability to recover its assets if a foreign bank,  depository or issuer of a security,  or any of their agents, goes bankrupt. In addition, it is often more  expensive for a Fund to buy, sell and hold  securities in certain foreign markets than in the United States. The increased expense of investing in foreign  markets  reduces  the  amount a Fund can  earn on its  investments  and typically  results in a higher operating expense ratio for a Fund holding assets outside the United States.

                                      viii

Foreign Securities Risk - certain Funds may invest in foreign securities,  which may be more  volatile,  harder to price and less  liquid  than U.S.  securities.
Foreign investments involve some of the following risks as well:

     o    political and economic instability;
     o    the impact of currency exchange rate fluctuations;
     o    reduced information about issuers;
     o    higher transaction costs;
     o    less stringent regulatory and accounting standards and
     o    delayed settlement.

Additional  risks  include the  possibility  that a foreign  jurisdiction  might impose or increase  withholding  taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign  deposits  (in which a Fund could  lose its  entire  investment  in a certain market) and the possible adoption of foreign  governmental  restrictions such as  exchange  controls.  To the  extent a Fund  invests in  countries  with emerging  markets,  the  foreign  securities  risks are  magnified  since  these countries  often have unstable  governments,  more volatile  currencies and less established markets.

Inflation Risk - is the risk that prices of existing fixed rate debt  securities will decline due to inflation or the threat of inflation.  Inflation reduces the purchasing  power of any income produced by these  securities,  which in turn is worth less when prices for goods and services rise.  Further,  to compensate for this loss of purchasing power, the securities trade at lower prices.

Interest Rate Risk - prices of fixed income securities  generally  increase when interest  rates  decline and decrease when interest  rates  increase.  Prices of longer term  securities  generally  change  more in  response  to interest  rate changes than prices of shorter term  securities.  To the extent a Fund invests a substantial  portion of its assets in fixed income  securities  with longer term maturities,  rising interest rates may cause the value of the Fund's investments to decline significantly.

Certain  securities  pay interest at variable or floating  rates.  Variable rate securities  reset at specified  intervals,  while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the  security.  However,  some  securities  do not  track the  underlying  index directly,  but reset  based on formulas  that can  produce an effect  similar to leveraging;  others may also provide for interest  payments that vary  inversely with  market  rates.  The  market  prices  of  these  securities  may  fluctuate significantly when interest rates change.

                                       ix

Market Risk - a Fund could lose value if the  individual  securities in which it has invested  and/or the overall  stock or bond markets on which the  securities trade decline in price.  Securities markets may experience short-term volatility
(price  fluctuation)  as well as  extended  periods  of price  decline or little growth. Individual securities are affected by many factors, including:

     o    corporate earnings;
     o    changes in interest rates;
     o    production;
     o    management;
     o    sales and
     o    market  trends,  including  investor  demand for a particular  type of stock, such as growth or value stocks,  small- or large-cap stocks, or stocks within a particular industry.

Securities  markets are affected by numerous factors,  including interest rates, the  outlook  for  corporate  profits,  the  health  of the  national  and world economies,  national and world social and political events,  and the fluctuation of other securities markets around the world.

Repayment Risk - A country may be unable to pay its external debt obligations in the as they are due.  Repayment  risk factors may include but are not limited to high  foreign  debt as a  percentage  of GDP,  high  foreign  debt  service as a percentage  of  exports,  low  foreign  exchange  reserves  as a  percentage  of short-term debt or exports, and an unsustainable exchange rate structure.

Selection  Risk - each  Fund's  portfolio  manager  may select  securities  that underperform the stock market,  the Fund's benchmark or other funds with similar investment objectives and strategies.

Small and Mid Capitalization Risk - a Fund may invest in stocks of small-cap and mid-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall.  Small-cap  and mid-cap  companies  may have limited  product  lines or markets, be less financially secure than larger companies,  or depend on a small number  of  key  personnel.  If  adverse  developments  occur,  such  as  due to management  changes or product failure,  a Fund's  investment in securities of a small-cap or mid-cap company may lose substantial value.  Investing in small-cap and  mid-cap  companies  requires a longer term  investment  view and may not be appropriate for all investors.

U.S.  Government Agency Securities Risk - The risk that the U.S. government will not provide financial support to U.S. government agencies,  instrumentalities or sponsored  enterprises  if it is not  obligated to do so by law.  Although  many types of U.S. Government  Securities may be purchased by the Fund, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home
Loan  Mortgage  Corporation  ("Freddie  Mac") and Federal Home Loan Banks may be
chartered or sponsored by Acts of Congress,  their securities are neither issued nor guaranteed by the United States Treasury and,  therefore,  are not backed by the full faith and credit of the United States. The maximum potential  liability of the issuers of some U.S.  government  securities held by the Fund may greatly exceed their current resources,  including their legal right to support from the
U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

                                       x

For More Information

You may obtain the following and other  information  regarding the Funds free of charge:

     Statement of Additional Information (SAI) dated August 25, 2008:

          The SAI of the Funds provides more details about each Fund's  policies and management.  The Funds' SAI is incorporated by reference into this prospectus.

     Annual and Semi-annual Reports:

          The annual and  semi-annual  reports  for each Fund  provide  the most recent  financial  reports and portfolio  holdings.  As of the date of this prospectus,  annual and semi-annual reports for the Funds are not yet available because the Funds had not commenced operations until the date of this  prospectus.  The annual report will contain a discussion of the market conditions and investment  strategies that affected each
          Fund's performance during the prior fiscal year.

To obtain a  document  free of  charge,  call (800)  352-9910  or  contact  your
variable  contract   provider.   The  prospectus  and  statement  of  additional
information will be available on the Funds' website at www.genworth.com.

Information from the Securities and Exchange Commission ("SEC")

You may review and obtain copies of the Funds'  information  (including the SAI)
at the SEC Public Reference Room in Washington,  D.C. Please call (202) 551-5850 for information  relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the
SEC's  Internet site at  http://www.sec.gov.  Copies of the  information  may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov,  or by writing the Public Reference Section,
Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-22205

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 25, 2008

                        GENWORTH VARIABLE INSURANCE TRUST

Genworth Calamos Growth Fund
Genworth Columbia Mid Cap Value Fund
Genworth Davis NY Venture Fund
Genworth Eaton Vance Large Cap Value Fund
Genworth Legg Mason Partners Aggressive Growth Fund
Genworth PIMCO StocksPLUS Fund
Genworth Putnam International Capital Opportunities Fund
Genworth Thornburg International Value Fund
Genworth Western Asset Management Core Plus Fixed Income Fund

     Genworth  Variable  Insurance  Trust (the  "Trust"),  a Delaware  statutory trust,  is  a  registered  open-end,  management  investment  company  currently consisting of 9 series. This Statement of Additional Information ("SAI") relates to the series of the Trust (each, a "Fund" and collectively, the "Funds") listed above.

     This SAI is not a prospectus  but is  incorporated  by  reference  into the
Prospectus  for the Funds.  It  contains  information  in  addition  to and more detailed than that set forth in the  Prospectus for the Funds and should be read in conjunction with the Funds' Prospectus dated August 25, 2008.

     Terms not  defined in this SAI have the  meanings  assigned  to them in the
Prospectus.  The Prospectus  may be obtained from the Trust,  by mail writing to the Trust at 6610 West Broad Street,  Richmond,  Virginia  23230,  or by calling toll free (800) 352-9910.

                                                                  PAGE
TABLE OF CONTENTS
General Information and History..........................          1
Additional Information on Portfolio Instruments and

                                       ii

                         GENERAL INFORMATION AND HISTORY

     Genworth  Variable  Insurance  Trust is an open-end  management  investment company  organized under the laws of Delaware by an Agreement and Declaration of
Trust,  dated  June 5, 2008.  The Trust  currently  offers  shares in 9 separate series, each with its own investment objective.

     Each of the Funds,  other than the Genworth Legg Mason Partners  Aggressive
Growth Fund, is a diversified  fund as defined in the Investment  Company Act of
1940, as amended (the "1940 Act").  The Genworth Legg Mason Partners  Aggressive
Growth Fund is a non-diversified fund as defined in the 1940 Act.

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

     The  Funds  invest  in a  variety  of  securities  and  employ a number  of investment  techniques,  which involve certain risks.  The  Prospectuses for the
Funds highlight the principal investment  strategies,  investment techniques and risks. The SAI contains additional  information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth permissible  investments  and  techniques  for each of the Funds.  An "X" in the table  indicates  that  the Fund  may  invest  in or  follow  the  corresponding instrument or technique.  An empty space indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

                                                                                      Genworth       Genworth
                                             Genworth     Genworth      Genworth        Eaton       Legg Mason
                                             Calamos      Columbia      Davis NY        Vance       Partners
                                            Growth Fund    Mid Cap      Venture        Large Cap    Aggressive
     TYPE OF INVESTMENT OR TECHNIQUE                      Value Fund     Fund         Value Fund    Growth Fund

Asset-backed securities                         X             X                           X
Bank and/or savings and loan obligations                      X                                         X
Borrowing money(1)                              X             X             X             X             X
Collateralized mortgage obligations             X             X             X             X
Commercial paper/short term investments         X             X             X             X             X
Convertible securities                          X             X             X             X             X
Corporate debt securities                                     X                                         X
Credit default swaps
Custodial receipts
Deferred payment securities                                                 X
Depositary receipts                             X             X             X             X             X
Derivatives                                     X             X             X             X             X
Equity linked securities                                      X             X
Extendable commercial notes                                   X
Floating and variable rate securities                         X
Foreign commercial paper (denominated in                      X
   U.S.$)
Foreign currencies                              X             X             X             X             X
Foreign securities                              X             X             X             X             X
Forward currency contracts                      X             X             X             X             X
Futures contracts                               X             X             X             X             X
Guaranteed investment contracts                               X
Illiquid securities(1)                          X             X             X             X             X
Indexed and linked securities                                 X             X
Inflation indexed bonds                         X
Investment companies(1)                         X             X             X             X             X
Lending portfolio securities                    X             X             X             X             X
Loan participations and assignments             X
Long-term debt                                  X             X             X             X
Long-term debt when originally issued
   but with 397 days or less remaining          X             X             X             X
   to maturity

                                       1

                                                                                      Genworth       Genworth
                                             Genworth     Genworth      Genworth        Eaton       Legg Mason
                                             Calamos      Columbia      Davis NY        Vance       Partners
                                            Growth Fund    Mid Cap      Venture        Large Cap    Aggressive
     TYPE OF INVESTMENT OR TECHNIQUE                      Value Fund     Fund         Value Fund    Growth Fund

Master limited partnerships                                   X
Money market instruments                        X             X             X             X             X
Mortgage-backed securities                      X             X             X             X
Mortgage dollar rolls                           X             X
Municipal securities                            X
Non-investment grade debt                       X             X             X
Obligations to supranational agencies                         X
Options on futures contracts                    X             X             X             X             X
Participation interests                                       X
Pay-in-kind bonds                                             X             X
Preferred stocks                                X             X             X             X             X
Private placement and other restricted          X             X             X             X             X
securities
Real estate investment trusts (REITs)                         X             X             X
Repurchase agreements                           X             X             X             X             X
Reverse repurchase agreements                   X             X
Securities from developing                      X             X             X             X             X
  countries/emerging markets
Short sales                                     X             X             X             X             X
Short-term debt                                 X             X             X             X             X
Small company stocks                                          X             X                           X
Sovereign debt (foreign) (denominated in                      X
   U.S.$)
Special situation companies                                                 X
Standby commitment agreements
Stock options and stock index options                         X                                         X
Stripped mortgage securities                    X             X
Structured products                             X             X
Swap agreements                                 X             X             X             X
Synthetic foreign equity securities             X
U.S. common stocks                              X             X             X             X             X
U.S. government securities                      X             X             X                           X
Warrants                                        X             X             X             X             X
When-issued/delayed-delivery securities         X             X             X             X
Zero coupon securities                                        X             X

                                       2

                                                    Genworth Putnam      Genworth      Genworth
                                        Genworth     International      Thornburg      Western
                                         PIMCO          Capital        International   Asset Core
                                       StocksPLUS    Opportunities        Value        Plus Bond
  TYPE OF INVESTMENT OR TECHNIQUE         Fund            Fund             Fund          Fund

Asset-backed securities                    X               X                X              X
Bank and/or savings and loan               X               X                               X
obligations
Borrowing money(1)                         X               X                X              X
Collateralized mortgage obligations        X               X                X              X
Commercial paper/short term                X               X                X              X
investments
Convertible securities                     X               X                X              X
Corporate debt securities                  X                                               X
Guaranteed investment contracts
Credit default swaps                       X                                               X
Custodial receipts                         X
Deferred payment securities
Depositary receipts                                        X                X              X
Derivatives                                X               X                               X
Equity linked securities                                   X
Extendable commercial notes
Floating and variable rate                 X               X                               X
securities
Foreign commercial paper                   X                                               X
   (denominated in U.S.$)
Foreign currencies                         X               X                X              X
Foreign securities                         X               X                X              X
Forward currency contracts                 X               X                X              X
Futures contracts                          X               X                X              X
Illiquid securities(1)                     X               X                X              X
Indexed and linked securities              X               X                X              X
Inflation indexed bonds                    X                                               X
Investment companies(1)                    X               X                X(2)           X
Lending portfolio securities               X               X                X              X
Loan participations and assignments        X               X                               X
Long-term debt                             X               X                X              X
Long-term debt when originally
   issued but with 397 days or less        X               X                X              X
   remaining to maturity
Master limited partnerships
Money market instruments                   X               X                               X
Mortgage-backed securities                 X               X                X              X
Mortgage dollar rolls                      X               X                               X
Municipal securities                       X               X                               X
Non-investment grade debt                  X               X                X              X
Obligations to supranational               X                                               X
agencies
Options on futures contracts               X               X                X              X
Participation interests                    X
Pay-in-kind bonds                                          X                               X
Preferred stocks                           X               X                X              X
Private placement and other                X               X                               X
restricted securities
Real estate investment trusts              X               X                X              X
(REITs)

                                       3

                                                    Genworth Putnam      Genworth      Genworth
                                        Genworth     International      Thornburg      Western
                                         PIMCO          Capital        International   Asset Core
                                       StocksPLUS    Opportunities        Value        Plus Bond
  TYPE OF INVESTMENT OR TECHNIQUE         Fund            Fund             Fund          Fund

Repurchase agreements                      X               X                X              X
Reverse repurchase agreements              X                                X              X
Securities from developing                 X               X                X              X
   countries/emerging markets
Short sales                                X               X                X
Short-term debt                            X               X                X              X
Small company stocks                       X               X                X
Sovereign debt (foreign)                   X                                X              X
   (denominated in U.S.$)
Special situation companies                                X
Standby commitment agreements                              X
Stock options and stock index              X               X
options
Stripped mortgage securities               X                                X              X
Structured products                        X               X                X              X
Swap agreements                            X               X                X              X
Synthetic foreign equity securities
U.S. common stocks                         X               X                X              X
U.S. government securities                 X                                X              X
Warrants                                   X               X                X              X
When-issued/delayed-delivery               X                                               X
securities
Zero coupon securities                     X               X                X              X

     (1) As permitted by the 1940 Act.

     (2) The Fund does not currently intend to (a) purchase  securities of other investment  companies,  except in the open market where no commission except the ordinary brokers commission is paid, or (b) purchase or retain securities issued by other open-end investment companies.

BANK OBLIGATIONS

     Bank  obligations  that may be purchased by a Fund include  certificates of deposit,  bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either  interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower,  usually in connection with an international commercial transaction.
The  borrower  is  liable  for  payment  as is the bank,  which  unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are  obligations  of branches of U.S.  banks or foreign banks which are payable at a stated  maturity  date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual  restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank  obligations  may be general  obligations of the parent bank or may be limited to the issuing  branch by the terms of the  specific  obligations  or by government  regulation.  Bank  obligations  may  be  issued  by  domestic  banks
(including  their  branches  located  outside the United  States),  domestic and foreign branches of foreign banks and savings and loan associations.

     Eurodollar  and  Yankee   Obligations.   Eurodollar  bank  obligations  are
dollar-denominated  certificates of deposit and time deposits issued outside the
U.S.  capital  markets by foreign  branches of U.S.  banks and by foreign banks.
Yankee bank obligations are  dollar-denominated  obligations  issued in the U.S.
capital markets by foreign banks.

     Eurodollar and Yankee bank  obligations  are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.
Additionally,  Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain  sovereign  risks.  One such risk is the  possibility  that a sovereign  country might prevent capital,  in the form of dollars,  from flowing across  their  borders.  Other risks  include:  adverse  political  and economic developments;  the extent and  quality of  government  regulation  of  financial markets and institutions;  the imposition of foreign  withholding taxes, and the expropriation  or  nationalization  of foreign issues.  However,  Eurodollar and
Yankee bank  obligations held in a Fund will undergo the same credit analysis as domestic  issues  in which  the Fund  invests,  and will  have at least the same financial strength as the domestic issuers approved for the Fund.

                                       4

BORROWING

     A Fund may borrow  money from  banks,  limited by each  Fund's  fundamental investment  restriction  (generally,  33 1/3% of its total assets (including the amount borrowed)),  including  borrowings for temporary or emergency purposes. A
Fund may engage in mortgage dollar roll and reverse repurchase  agreements which may be  considered  a form of  borrowing,  unless a Fund covers its  exposure by segregating or earmarking liquid assets.

BRADY BONDS

     Brady Bonds are debt  securities,  generally  denominated in U.S.  dollars, issued under the  framework of the Brady Plan.  The Brady Plan is an  initiative announced  by former  U.S.  Treasury  Secretary  Nicholas  F. Brady in 1989 as a
mechanism  for  debtor  nations  to  restructure  their   outstanding   external
commercial bank indebtedness. In restructuring its external debt under the Brady
Plan  framework,  a debtor nation  negotiates  with its existing bank lenders as
well  as  multinational   institutions  such  as  the  International   Bank  for
Reconstruction and Development (the "World Bank") and the International Monetary
Fund (the "IMF").  The Brady Plan framework,  as it has developed,  contemplates the  exchange of external  commercial  bank debt for newly issued bonds known as
"Brady  Bonds."  Brady  Bonds may also be issued in respect  of new money  being advanced by existing  lenders in  connection  with the debt  restructuring.  The
World Bank and/or the IMF support the  restructuring by providing funds pursuant to loan  agreements  or other  arrangements  that  enable the  debtor  nation to collateralize  the new Brady Bonds or to repurchase  outstanding  bank debt at a discount.  Under these  arrangements  with the World Bank and/or the IMF, debtor nations have been required to agree to the  implementation  of certain  domestic monetary and fiscal reforms.  Such reforms have included the  liberalization  of trade and foreign investment,  the privatization of state-owned  enterprises and the setting of targets for public  spending and  borrowing.  These  policies and programs seek to promote the debtor  country's  economic growth and development.
Investors  should  also  recognize  that the Brady Plan only sets forth  general guiding  principles for economic  reform and debt  reduction,  emphasizing  that solutions must be negotiated on a case-by-case  basis between debtor nations and their  creditors.  A Fund's  advisor or  subadvisor  may believe  that  economic reforms  undertaken by countries in connection  with the issuance of Brady Bonds may make the debt of  countries  which have  issued or have  announced  plans to issue Brady Bonds an attractive  opportunity for investment.  However, there can be no assurance that the advisor or the subadvisor's  expectations  with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service  reduction through specific options negotiated by a debtor nation with its creditors.  As a result,  the financial packages offered by each country  differ.  The types of options have included the exchange of outstanding commercial  bank debt for bonds  issued at 100% of face value of such debt which carry a  below-market  stated rate of interest  (generally  known as par bonds), bonds issued at a discount from the face value of such debt (generally  known as discount  bonds),  bonds bearing an interest rate which  increases over time and bonds issued in exchange for the  advancement of new money by existing  lenders.
Regardless  of the stated  face amount and stated  interest  rate of the various types  of Brady  Bonds,  the  applicable  Funds  will  purchase  Brady  Bonds in secondary  markets,  as  described  below,  in which  the price and yield to the investor reflect market  conditions at the time of purchase.  Certain  sovereign bonds are entitled to "value recovery payments" in certain circumstances,  which in effect  constitute  supplemental  interest  payments  but  generally  are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the

                                       5

date of issuance) by U.S.  Treasury  zero coupon bonds with a maturity  equal to the final maturity of such Brady Bonds.  The U.S.  Treasury  bonds  purchased as collateral  for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations'  reserves.  In addition,  interest  payments on certain types of
Brady Bonds may be  collateralized  by cash or high-grade  securities in amounts that typically  represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In an event of a default with respect to collateralized  Brady Bonds as a result of which the payment  obligations of the issuer are accelerated,  the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors,  nor will such obligations be sold and the proceeds distributed.  The  collateral  will  be  held  by the  collateral  agent  to the scheduled  maturity of the  defaulted  Brady  Bonds,  which will  continue to be outstanding,  at which  time the face  amount of the  collateral  will equal the principal  payments  that  would  have then  been due on the Brady  Bonds in the normal  course.  However,  in light of the residual risk of the Brady Bonds and, among other  factors,  the history of default  with respect to  commercial  bank loans  by  public  and  private  entities  of  countries  issuing  Brady  Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady
Bonds with no or limited  collateralization,  and for  payment of  interest  and
(except in the case of principal collateralized Brady Bonds) principal,  will be relying  primarily on the willingness  and ability of the foreign  government to make payment in accordance with the terms of the Brady Bonds.

CONVERTIBLE SECURITIES

     Convertible securities are bonds,  debentures,  notes, preferred stocks, or other  securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular  period of time at a  specified  price or  formula.  Convertible  securities  have  general characteristics  similar to both debt  obligations  and equity  securities.  The value  of a  convertible  security  is a  function  of  its  "investment  value"
(determined  by its yield in comparison  with the yields of other  securities of comparable maturity and quality that do not have a conversion privilege) and its
"conversion value" (the security's worth, at market value, if converted into the underlying  common  stock).  The investment  value of a convertible  security is influenced by changes in interest  rates,  the credit standing of the issuer and other factors.  The market value of convertible  securities  tends to decline as interest  rates  increase and,  conversely,  tends to increase as interest rates decline.  The  conversion  value of a convertible  security is determined by the market price of the  underlying  common stock.  The market value of  convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore  will react to  variations in the general  market for equity  securities.  If the  conversion  value is low relative to the investment value,  the price of the  convertible  security is governed  principally  by its investment value.  Generally,  the conversion value decreases as the convertible security approaches  maturity.  To the extent the market price of the underlying common  stock  approaches  or exceeds  the  conversion  price,  the price of the convertible security will be increasingly  influenced by its conversion value. A convertible  security generally will sell at a premium over its conversion value by the  extent  to which  investors  place  value on the  right to  acquire  the underlying  common  stock  while  holding  a fixed  income  security.  While  no securities  investments are without risk,  investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible  security  entitles the holder to receive  interest  normally paid or  accrued  on debt or the  dividend  paid on  preferred  stock  until the
convertible   security  matures  or  is  redeemed,   converted,   or  exchanged.
Convertible  securities  have  unique  investment  characteristics  in that they generally  (i) have  higher  yields than common  stocks,  but lower  yields than comparable non-convertible  securities,  (ii) are less subject to fluctuation in value than the  underlying  stock since they have fixed income  characteristics, and (iii) provide the potential for capital  appreciation if the market price of the underlying common stock increases. Most convertible securities currently are
issued  by  U.S.  companies,   although  a  substantial  Eurodollar  convertible
securities  market has  developed,  and the markets for  convertible  securities denominated in local currencies are increasing.

     A  convertible  security may be subject to  redemption at the option of the
issuer  at  a  price  established  in  the  convertible   security's   governing
instrument.  If a convertible  security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the  security,  convert it into the underlying common stock, or sell it to a third party.

                                       6

     Convertible  securities  generally  are  subordinated  to other similar but non-convertible  securities of the same issuer,  although  convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities,  and convertible preferred stock is senior to common stock of the same issuer.  Because of the  subordination  feature,  however,  convertible securities  typically  are  rated  below  investment  grade  or are  not  rated, depending on the general creditworthiness of the issuer.

     Certain  Funds may  invest  in  convertible  preferred  stocks  that  offer enhanced yield features,  such as Preferred Equity Redemption  Cumulative Stocks
("PERCS"),  which provide an investor,  such as a Fund,  with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated
price.  Most PERCS expire three years from the date of issue, at which time they are  convertible  into  common  stock of the  issuer.  PERCS are  generally  not convertible  into cash at  maturity.  Under a typical  arrangement,  after three years PERCS convert into one share of the issuer's  common stock if the issuer's common  stock is trading at a price below that set by the  capital  appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital  appreciation limit. The amount of that fractional  share of common stock is determined by dividing the price set by the capital  appreciation  limit by the market price of the issuer's  common  stock.
PERCS can be called at any time prior to maturity, and hence do not provide call protection.  If called early,  however,  the issuer must pay a call premium over the market price to the  investor.  This call premium  declines at a preset rate daily, up to the maturity date.

     A Fund may also invest in other classes of enhanced convertible securities.
These  include but are not  limited to ACES  (Automatically  Convertible  Equity
Securities),  PEPS  (Participating  Equity Preferred  Stock),  PRIDES (Preferred
Redeemable  Increased  Dividend Equity  Securities),  SAILS (Stock  Appreciation
Income Linked  Securities),  TECONS (Term  Convertible  Notes),  QICS (Quarterly
Income  Cumulative   Securities),   and  DECS  (Dividend  Enhanced   Convertible
Securities).  ACES, PEPS,  PRIDES,  SAILS,  TECONS,  QICS, and DECS all have the following  features:  they are issued by the company,  the common stock of which will be  received in the event the  convertible  preferred  stock is  converted;
unlike PERCS they do not have a capital appreciation limit; they seek to provide the  investor  with high  current  income with some  prospect of future  capital appreciation; they are typically issued with three or four-year maturities; they typically  have some built-in call  protection for the first two to three years;
and, upon maturity,  they will convert into either cash or a specified number of shares of common stock.

     Similarly, there may be enhanced convertible debt obligations issued by the operating  company,  whose  common  stock is to be  acquired  in the  event  the security is converted,  or by a different  issuer,  such as an investment  bank.
These  securities  may be  identified  by  names  such  as ELKS  (Equity  Linked
Securities)  or  similar  names.  Typically  they  share  most  of  the  salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms  of the debt  indenture.  There  may be  additional  types of  convertible securities not  specifically  referred to herein,  which may be similar to those described  above in which a Fund  may  invest,  consistent  with its  goals  and policies.

     An investment in an enhanced convertible security or any other security may involve  additional  risks to the Fund. A Fund may have difficulty  disposing of such  securities  because  there may be a thin  trading  market for a particular security  at any given time.  Reduced  liquidity  may have an adverse  impact on market  price and a Fund's  ability to dispose of  particular  securities,  when necessary,  to meet the  Fund's  liquidity  needs or in  response  to a specific economic event, such as the deterioration in the credit worthiness of an issuer.
Reduced  liquidity in the secondary market for certain  securities may also make it more  difficult  for the Fund to  obtain  market  quotations  based on actual trades for purposes of valuing the fund's portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

     Certain Funds may also invest in zero coupon convertible  securities.  Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any  periodic  payments of interest prior to maturity.  Rather,  interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero

                                       7

coupon convertible  securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more  sensitive  to  market  interest  rate  fluctuations  than  conventional convertible securities.

CREDIT DEFAULT SWAPS (See Derivative Instruments.)

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES

     A Fund may invest in custodial receipts and trust  certificates,  which may be  underwritten  by  securities  dealers or banks,  representing  interests  in securities  held by a custodian or trustee.  The  securities so held may include
U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may  invest.  The  custodial  receipts  or trust  certificates  are underwritten by securities dealers or banks and may evidence ownership of future interest payments,  principal payments or both on the underlying securities, or, in some cases, the payment  obligation of a third party that has entered into an interest  rate swap or other  arrangement  with the  custodian  or trustee.  For certain  securities law purposes,  custodial receipts and trust certificates may not be  considered  obligations  of the U.S.  government  or other issuer of the securities held by the custodian or trustee.  As a holder of custodial  receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate a Fund would be typically  authorized to assert its rights directly  against the issuer of the underlying  obligation,  the Fund could be required to assert through the custodian  bank or trustee  those  rights as may exist  against  the  underlying issuers.  Thus, in the event an underlying  issuer fails to pay principal and/or interest when due, a Fund may be subject to delays,  expenses and risks that are greater  than those that would have been  involved  if the Fund had  purchased a direct  obligation  of the issuer.  In addition,  in the event that the trust or custodial  account in which the  underlying  securities  have been  deposited is determined  to  be  an  association  taxable  as  a  corporation,  instead  of a non-taxable  entity, the yield on the underlying  securities would be reduced in recognition of any taxes paid.

     Certain  custodial  receipts  and trust  certificates  may be  synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted  interest  rate if market rates fall below or rise above a specified rate. Because some of these instruments  represent  relatively recent  innovations,  and the  trading  market  for  these  instruments  is less developed than the markets for traditional types of instruments, it is uncertain how these  instruments will perform under different  economic and  interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more  volatile  than  other  types of fixed  income  instruments  and may present  greater  potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments  than for  other  types of  instruments.  In some  cases,  it may be difficult to determine  the fair value of a derivative  instrument  because of a lack of reliable objective  information and an established  secondary market for some  instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax  treatment  of the  interest  or  payments  received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

DEBT OBLIGATIONS

     Debt  obligations are subject to the risk of an issuer's  inability to meet principal and interest  payments on its obligations when due ("credit risk") and
are  subject  to  price   volatility  due  to  such  factors  as  interest  rate
sensitivity,  market  perception  of the  creditworthiness  of the  issuer,  and general  market  liquidity.  Lower-rated  securities are more likely to react to developments affecting these risks than are more highly rated securities,  which react  primarily to movements in the general level of interest  rates.  Although the  fluctuation  in the price of debt  securities is normally less than that of common  stocks,  in the past  there  have  been  extended  periods  of  cyclical increases in interest rates that have caused  significant  declines in the price of debt  securities  in  general  and have  caused  the  effective  maturity  of securities with prepayment features to be extended,  thus effectively converting short or intermediate  securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

                                       8

     Ratings  as   Investment   Criteria.   High-quality,   medium-quality   and
non-investment  grade debt obligations are  characterized as such based on their ratings by nationally  recognized  statistical rating organizations  ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor
Services  ("Moody's").  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities  that they rate. Such ratings, however, are relative and subjective,  and are not absolute standards of quality and do not evaluate the market value risk of the  securities.  These ratings are used by a Fund as initial  criteria for the  selection of portfolio  securities, but the Fund also relies upon the  independent  advice of the Fund's  advisor or subadvisor(s) to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered are the long-term  ability of the  issuer to pay  principal  and  interest  and  general economic  trends,  as well as an issuer's capital  structure,  existing debt and earnings  history.  The Appendix to this SAI contains further  information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund,  an issue of securities  may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a  particular  issue to  reflect  subsequent  events.  None of  these  events generally  will  require  sale of  such  securities,  but a  Fund's  advisor  or subadvisor  will consider such events in its  determination  of whether the Fund should continue to hold the securities.

     In addition,  to the extent that the ratings  change as a result of changes
in  such  organizations  or  their  rating  systems,   or  due  to  a  corporate
reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality   Securities.   Certain   Funds   anticipate   investing  in
medium-quality  obligations,  which are obligations  rated in the fourth highest rating category by any NRSRO.  Medium-quality  securities,  although  considered investment-grade,  may have some speculative  characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-quality  securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

     Lower Quality (High-Risk)  Securities.  Non-investment  grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities")
include  (i) bonds  rated as low as C by  Moody's,  Standard & Poor's,  or Fitch
Investors  Service,  Inc. ("Fitch") ; (ii) commercial paper rated as low as C by
Standard & Poor's,  Not Prime by Moody's or Fitch 4 by Fitch;  and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There
is  more  risk   associated   with   these   investments   because   of  reduced
creditworthiness  and increased risk of default.  Under NRSRO guidelines,  lower quality securities will likely have some quality and protective  characteristics that are  outweighed by large  uncertainties  or major risk exposures to adverse conditions.  Lower quality  securities  are  considered to have  extremely  poor prospects of ever  attaining  any real  investment  standing,  to have a current identifiable  vulnerability  to default or to be in  default,  to be unlikely to have the capacity to make required  interest  payments and repay  principal when due in the event of adverse business, financial or economic conditions, or to be in default or not  current in the payment of  interest  or  principal.  They are regarded as predominantly  speculative with respect to the issuer's  capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.

     Effect  of  Interest  Rates  and  Economic  Changes.  All  interest-bearing securities  typically  experience  appreciation  when interest rates decline and depreciation  when interest rates rise. The market values of  lower-quality  and comparable unrated securities tend to reflect individual corporate  developments to a greater extent than do higher rated  securities,  which react  primarily to
fluctuations  in  the  general  level  of  interest  rates.   Lower-quality  and
comparable  unrated  securities  also  tend to be  more  sensitive  to  economic conditions than are higher-rated securities. As a result, they generally involve more credit  risk than  securities  in the  higher-rated  categories.  During an economic  downturn  or a  sustained  period of  rising  interest  rates,  highly leveraged  issuers  of  lower-quality  and  comparable  unrated  securities  may experience  financial stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's  ability to service its debt obligations may also be

                                       9

adversely affected by specific corporate developments, the issuer's inability to meet specific  projected  business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of these  securities is significantly  greater  than  issuers of  higher-rated  securities  because such
securities  are  generally   unsecured  and  are  often  subordinated  to  other
creditors.  Further,  if the issuer of a  lower-quality  or  comparable  unrated security  defaulted,  the Fund might incur additional expenses to seek recovery.
Periods of economic  uncertainty  and  changes  would also  generally  result in increased  volatility in the market prices of these  securities  and thus in the
Fund's net asset value.

     As previously  stated,  the value of a lower-quality or comparable  unrated security  will  generally  decrease  in  a  rising  interest  rate  market,  and accordingly so will a Fund's net asset value. If a Fund  experiences  unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio  securities  without  regard to their  investment  merits.  Due to the limited liquidity of lower-quality and comparable unrated securities  (discussed below),  a Fund may be forced to liquidate  these  securities  at a  substantial discount, which would result in a lower rate of return to the Fund.

     Payment  Expectations.  Lower-quality  and  comparable  unrated  securities typically  contain  redemption,  call or prepayment  provisions which permit the issuer of such  securities  containing  such  provisions to, at its  discretion, redeem the  securities.  During periods of falling  interest  rates,  issuers of these  securities  are likely to redeem or prepay the  securities  and refinance them with debt  securities at a lower  interest rate. To the extent an issuer is able to refinance the securities,  or otherwise  redeem them, a Fund may have to replace the securities with a lower yielding  security,  which would result in a lower return for that Fund.

     Liquidity and Valuation.  A Fund may have  difficulty  disposing of certain lower-quality  and  comparable  unrated  securities  because there may be a thin trading market for such securities.

     Because  not  all  dealers  maintain  markets  in  all   lower-quality  and
comparable  unrated  securities,  there may be no established  retail  secondary market for many of these  securities.  The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary  trading market does exist, it is generally not as liquid as the  secondary  market  for  higher-rated  securities.  The  lack of a liquid secondary market may have an adverse impact on the market price of the security.
As a result,  a Fund's net asset  value and  ability  to  dispose of  particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific  economic  event,  may be  impacted.  The lack of a liquid  secondary market for  certain  securities  may also make it more  difficult  for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio.
Market quotations are generally  available on many  lower-quality and comparable unrated  issues only from a limited  number of dealers  and may not  necessarily represent  firm bids of such dealers or prices for actual sales.  During periods of thin trading,  the spread  between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions,  whether or not based on fundamental  analysis,  may decrease the values and liquidity of lower-quality and comparable unrated  securities,  especially in a thinly traded market.

     U.S.  Government  Securities.  U.S.  government  securities  are  issued or guaranteed  by  the  U.S.  government  or  its  agencies  or  instrumentalities.
Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

     o the Federal Housing Administration,  Farmers Home Administration, and the
Government National Mortgage Association  ("GNMA"),  including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the
United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

     o the Federal Farm Credit  Banks,  government-sponsored  institutions  that consolidate  the  financing  activities  of the Federal Land Banks,  the Federal
Intermediate Credit Banks and the Banks for Cooperatives; and

     o the Student Loan  Marketing  Association,  the Federal Home Loan Mortgage
Corporation  ("FHLMC") and the Federal National Mortgage  Association  ("FNMA"),
whose securities are supported only by

                                       10

the  credit of such  agencies  and are not  guaranteed  by the U.S.  government.
However,  the  Secretary of the Treasury has the  authority to support FHLMC and
FNMA by purchasing limited amounts of their respective obligations.

     Although the U.S.  government or its agencies provide  financial support to such  entities,  no assurance can be given that they will always do so. The U.S.
government  and its agencies and  instrumentalities  do not guarantee the market value of their  securities;  consequently,  the  value of such  securities  will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an  outstanding  Treasury  security and selling them as  individual securities.  To the extent the Funds  purchase the principal  portion of STRIPS, the Funds will not receive regular interest payments. Instead STRIPS are sold at a deep  discount  from their face value.  Because the  principal  portion of the
STRIPS does not pay current  income,  its price can be  volatile  when  interest rates change.  In calculating  their  dividends,  the Funds take into account as income a portion of the  difference  between the principal  portion of a STRIPS'
purchase price and its face value.

     Mortgage and Asset-Backed Securities.  Mortgage-backed securities represent direct  or  indirect  participation  in, or are  secured  by and  payable  from, mortgage  loans secured by real  property.  Mortgage-backed  securities  come in
different  forms.  The  simplest  form  of   mortgage-backed   securities  is  a
pass-through  certificate.  Such  securities may be issued or guaranteed by U.S.
government  agencies  or  instrumentalities  or by  private  issuers,  generally originators in mortgage loans, including savings and loan associations, mortgage bankers,  commercial  banks,  investment  bankers,  and special purpose entities
(collectively,  "private lenders").  The purchase of mortgage-backed  securities from private  lenders may entail  greater risk than  mortgage-backed  securities
that  are   issued  or   guaranteed   by  the  U.S.   government   agencies   or
instrumentalities.  Mortgage-backed  securities issued by private lenders may be supported by pools of mortgage loans or other  mortgage-backed  securities  that are  guaranteed,  directly or indirectly,  by the U.S.  government or one of its agencies or  instrumentalities,  or they may be issued without any  governmental
guarantee   of  the   underlying   mortgage   assets   but  with  some  form  of
non-governmental  credit  enhancement.  These  credit  enhancements  may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.  There is no guarantee that these credit enhancements,  if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.  Additionally,  mortgage-backed securities purchased from private lenders are not  traded  on an  exchange  and  there  may be a  limited  market  for the securities,  especially  when there is a perceived  weakness in the mortgage and real estate market sectors.  Without an active trading  market,  mortgage-backed securities held in the Fund's  portfolio may be particularly  difficult to value because of the  complexities  involved in assessing the value of the  underlying mortgage loan.

     Through its  investments in  mortgage-backed  securities,  including  those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit  markets  generally.  Subprime loans refer to loans made to borrowers with weakened credit  histories or with a lower capacity to make timely payments on their loans. For these reasons,  the loans underlying these  securities  have had in many cases higher  default rates than those loans that meet  government  underwriting  requirements.  The risk of  non-payment  is greater for  mortgage-backed  securities  issued by private lenders that contain subprime loans, but a level of risk exits for all loans.

     Since privately-issued  mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit  enhancements.  Such credit  enhancements  generally fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate  default by an obligor on the underlying  assets.
Liquidity  protection  refers to the  provisions  of advances,  generally by the entity  administering  the pool of assets,  to ensure that the  pass-through  of payments  due on the  underlying  pool  occurs in a timely  fashion.  Protection against  losses  resulting  from  ultimate  default  enhances the  likelihood of ultimate  payment of the  obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees,  insurance policies or letters of credit obtained by the issuer or sponsor from third parties,  through various means of  structuring  the  transaction or through a combination of such approaches.

                                       11

     The ratings of  mortgage-backed  securities  for which  third-party  credit enhancement  provides  liquidity  protection or protection  against  losses from default are  generally  dependent  upon the  continued  creditworthiness  of the provider  of the credit  enhancement.  The ratings of such  securities  could be subject to reduction in the event of  deterioration in the  creditworthiness  of the  credit  enhancement  provider  even in cases  where  the  delinquency  loss experience on the underlying  pool of assets is better than expected.  There can be no assurance that the private issuers or credit enhancers of  mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support  arising out of the structure of the transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments  sometimes  funded  from a  portion  of the payments on the underlying assets are held in reserve against future losses) and
"over-collateralization"  (where the  scheduled  payments  on, or the  principal amount of, the  underlying  assets exceed those  required to make payment of the securities  and pay any servicing or other fees).  The degree of credit  support provided  for each  issue is  generally  based on  historical  information  with respect  to the level of credit  risk  associated  with the  underlying  assets.
Delinquency  or loss in  excess of that  which is  anticipated  could  adversely affect the return on an investment in such security.

     Private  lenders or  government-related  entities may also create  mortgage loan pools  offering  pass-through  investments  where the mortgages  underlying these  securities may be alternative  mortgage  instruments,  that is,  mortgage instruments  whose  principal  or interest  payments  may vary or whose terms to maturity  may  be  shorter  than  was  previously  customary.  As new  types  of mortgage-related  securities  are developed  and offered to  investors,  a Fund, consistent  with its  investment  objective  and policies,  may consider  making investments in such new types of securities.

     The yield  characteristics of mortgage-backed  securities differ from those of  traditional  debt  obligations.  Among the  principal  differences  are that interest and  principal  payments are made more  frequently  on  mortgage-backed securities,  usually  monthly,  and that  principal  may be  prepaid at any time because the underlying  mortgage loans or other assets  generally may be prepaid at any time. As a result,  if a Fund purchases these securities at a premium,  a prepayment  rate that is faster than  expected  will reduce  yield to  maturity, while a  prepayment  rate that is lower  than  expected  will have the  opposite effect of  increasing  the yield to maturity.  Conversely,  if a Fund  purchases these  securities at a discount,  a prepayment rate that is faster than expected will  increase  yield to maturity,  while a prepayment  rate that is slower than expected will reduce yield to maturity.  Accelerated  prepayments  on securities purchased  by the Fund at a  premium  also  impose  a risk of loss of  principal because the premium may not have been fully  amortized at the time the principal is prepaid in full.

     Unlike   fixed   rate   mortgage-backed    securities,    adjustable   rate
mortgage-backed  securities  are  collateralized  by or  represent  interest  in mortgage loans with variable rates of interest. These variable rates of interest reset  periodically  to align  themselves  with  market  rates.  A Fund will not benefit from  increases in interest rates to the extent that interest rates rise to the point where they cause the current  coupon of the  underlying  adjustable rate mortgages to exceed any maximum  allowable  annual or lifetime reset limits
(or "cap  rates") for a  particular  mortgage.  In this event,  the value of the adjustable  rate  mortgage-backed  securities  in a Fund would likely  decrease.
Also, a Fund's net asset value could vary to the extent that  current  yields on adjustable  rate  mortgage-backed  securities  are different  from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the  underlying  mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a
Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage  securities, which will remain  constant.  Adjustable rate mortgages also have less potential for  appreciation  in  value  as  interest  rates  decline  than do  fixed  rate investments.

     There  are a  number  of  important  differences  among  the  agencies  and instrumentalities of the U.S. government that issue  mortgage-backed  securities and among the securities that they issue.  Mortgage-backed  securities issued by
GNMA  include GNMA  Mortgage  Pass-Through  Certificates  (also known as "Ginnie
Maes") which are  guaranteed as to the timely  payment of principal and interest by GNMA and such  guarantee is backed by the full faith and credit of the United
States. GNMA certificates also are supported by the authority

                                       12

of GNMA to  borrow  funds  from the U.S.  Treasury  to make  payments  under its guarantee.  Mortgage-backed  securities  issued by FNMA include FNMA  Guaranteed
Mortgage  Pass-Through  Certificates  (also  known as "Fannie  Maes")  which are solely the  obligations  of FNMA and are not backed by or  entitled  to the full faith and credit of the United  States.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage  Participation  Certificates  (also known as
"Freddie  Macs" or "PCs").  FHLMC is a corporate  instrumentality  of the United
States,  created  pursuant  to an Act of  Congress,  which is owned  entirely by
Federal Home Loan Banks and do not constitute a debt or obligation of the United
States or by any  Federal  Home Loan Bank.  Freddie  Macs  entitle the holder to timely payment of interest,  which is guaranteed by the FHLMC.  FHLMC guarantees either  ultimate  collection or timely payment of all principal  payments on the underlying  mortgage loans.  When the FHLMC does not guarantee timely payment of principal,  FHLMC  may remit the  amount  due on  account  of its  guarantee  of ultimate  payment  of  principal  at any time  after  default  on an  underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed   securities  have  structural   characteristics   similar  to
mortgage-backed  securities.  However,  the underlying assets are not first-lien mortgage  loans or interests  therein;  rather the  underlying  assets are often consumer or commercial  debt contracts such as motor vehicle  installment  sales contracts,  other  installment  loan  contracts,  home equity  loans,  leases of various types of property and  receivables  from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed  security,  including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed  securities may be supported by non-governmental credit enhancements  similar  to those  utilized  in  connection  with  mortgage-backed securities.  Asset-backed  securities  though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities,  how well the entity  issuing  the  security is  insulated  from the credit risk of the originator or any other affiliated  entities,  and the amount and quality of any credit enhancement of the securities.  Asset-based securities may not have the benefit of any security interest in the related asset.

     Collateralized  Mortgage Obligations  ("CMOs") and Multiclass  Pass-Through
Securities.  CMOs are a more  complex form of  mortgage-backed  security in that they are multiclass debt obligations which are  collateralized by mortgage loans or pass-through  certificates.  As a result of changes  prompted by the 1986 Tax
Reform Act,  most CMOs are issued as Real Estate  Mortgage  Investment  Conduits
("REMICs").  From the perspective of the investor, REMICs and CMOs are virtually indistinguishable.  However,  REMICs  differ  from CMOs in that  REMICs  provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities  are  interests  in a  trust  composed  of  whole  loans  or  private pass-throughs  (collectively  hereinafter  referred  to as  "Mortgage  Assets").
Unless the context  indicates  otherwise,  all references herein to CMOs include
REMICs and multiclass pass-through securities.

     Often,  CMOs  are  collateralized  by  GNMA,  Fannie  Mae  or  Freddie  Mac
Certificates,  but also may be  collateralized  by Mortgage  Assets.  Unless the context  indicates  otherwise,  all references herein to CMOs include REMICs and multiclass  pass-through  securities.  Payments of principal and interest on the
Mortgage Assets, and any reinvestment  income thereon,  provide the funds to pay debt  service  on the CMOs or make  scheduled  distributions  on the  multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S.  government,  or by private  originators  of, or investors in, mortgage loans,  including  savings and loan  associations,  mortgage  banks,  commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In order to form a CMO,  the  issuer  assembles  a package  of  traditional mortgage-backed  pass-through securities,  or actual mortgage loans, and uses it as collateral for a multiclass  security.  Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated  maturity  or  final  distribution  date.  Principal  prepayments  on the
Mortgage  Assets may cause the CMOs to be  retired  substantially  earlier  than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly,  quarterly or  semi-annual  basis.  The principal  of and interest on the  Mortgage  Assets may be  allocated  among the several classes of a series of a CMO in many ways. In one structure, payments of principal,  including  any  principal  prepayments,  on the Mortgage  Assets are applied  to the  classes  of a CMO in  the  order  of  their  respective  stated
maturities or final distribution dates, so that no payment of principal will be

                                       13

made on any class of CMOs  until  all other  classes  having an  earlier  stated
maturity or final distribution date have been paid in full. As market conditions change,  and particularly  during periods of rapid or  unanticipated  changes in market interest rates, the  attractiveness of the CMO classes and the ability of the  structure  to provide the  anticipated  investment  characteristics  may be significantly  reduced.  Such  changes  can result in  volatility  in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among other types of CMOs, parallel pay CMOs and
Planned Amortization Class CMOs ("PAC Bonds").  Parallel pay CMOs are structured to provide  payments of  principal  on each payment date to more than one class.
These  simultaneous  payments are taken into account in  calculating  the stated
maturity date or final distribution date of each class, which, as with other CMO structures,  must be retired by its stated maturity date or a final distribution date but may be retired  earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively  predictable payments of principal provided that, among other things, the actual prepayment  experience on the underlying mortgage loans falls within a predefined  range. If the actual  prepayment  experience on the underlying  mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions  occur,  principal payments on the
PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another;  a narrower range  increases the risk that  prepayments  on the PAC Bond will be greater or  smaller  than  predicted.
Because of these features,  PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped Mortgage  Securities.  Stripped mortgage securities are derivative multiclass  mortgage  securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government,  or by private originators of, or investors in, mortgage loans,  including  savings and loan  associations,
mortgage  banks,   commercial  banks,   investment  banks  and  special  purpose
subsidiaries  of  the  foregoing.  Stripped  mortgage  securities  have  greater volatility than other types of mortgage  securities.  Although stripped mortgage securities are purchased and sold by  institutional  investors  through  several investment  banking  firms  acting as  brokers or  dealers,  the market for such securities  has not yet been fully  developed.  Accordingly,  stripped  mortgage securities are generally illiquid.

     Stripped  mortgage  securities are  structured  with two or more classes of securities  that receive  different  proportions  of the interest and  principal distributions on a pool of mortgage  assets. A common type of stripped  mortgage security  will have at least one class  receiving  only a small  portion  of the interest and a larger portion of the principal from the mortgage  assets,  while the other class will receive primarily  interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest
("IO" or interest-only), while the other class will receive all of the principal
("PO" or  principal-only  class).  The yield to maturity  on IOs,  POs and other mortgage-backed  securities  that are  purchased  at a  substantial  premium  or discount  generally  are  extremely  sensitive not only to changes in prevailing
interest  rates  but  also  to  the  rate  of  principal   payments   (including
prepayments)  on the related  underlying  mortgage  assets,  and a rapid rate of principal  payments may have a material adverse effect on such securities' yield
to  maturity.   If  the  underlying  mortgage  assets  experience  greater  than anticipated  prepayments  of  principal,  the Fund may fail to fully  recoup its initial  investment in these securities even if the securities have received the highest rating by an NRSRO.

     In addition to the stripped mortgage  securities  described above, the Fund may invest in similar  securities  such as Super POs and  Levered  IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.
IOettes  represent the right to receive interest  payments on an underlying pool of mortgages with similar risks as those  associated  with IOs.  Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed  consistent with its investment  objective,  policies and restrictions.

     A Fund may also purchase  stripped  mortgage-backed  securities for hedging purposes to protect that Fund against interest rate  fluctuations.  For example, since an IO will tend to  increase in value as  interest  rates rise,  it may be utilized to hedge against a decrease in value of other  fixed-income  securities in a rising interest rate environment.  Stripped mortgage-backed  securities may exhibit greater price  volatility  than ordinary debt securities  because of the manner in which their  principal  and interest are  returned to  investors.  The market  value of the class  consisting  entirely of  principal  payments  can be extremely  volatile  in response  to changes in  interest  rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally

                                       14

higher  than  prevailing  market  yields  on other  mortgage-backed  obligations because  their cash flow  patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest  rates; in that case, a Fund may have difficulty in selling such securities.

     Money  Market  Instruments.   Money  market  instruments  may  include  the
following types of instruments:

     o    obligations  issued or  guaranteed as to interest and principal by the
          U.S. government, its agencies, or instrumentalities,  or any federally chartered corporation, with remaining maturities of 397 days or less;

     o    obligations  of  sovereign   foreign   governments,   their  agencies,
          instrumentalities   and   political   subdivisions,   with   remaining
          maturities of 397 days or less;

     o    obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

     o    asset-backed  commercial  paper  whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

     o    repurchase agreements;

     o    bank and savings and loan obligations;

     o    commercial paper, which includes short-term unsecured promissory notes issued by corporations  in order to finance their current  operations.
          It  may  also  be  issued  by  foreign  governments,  and  states  and municipalities.  Generally the commercial  paper or its guarantor will be rated within the top two rating  categories by an NRSRO,  or if not rated,  is issued  and  guaranteed  as to  payment  of  principal  and interest  by  companies  which at the date of  investment  have a high quality outstanding debt issue;

     o    bank  loan  participation   agreements  representing   obligations  of
          corporations  having a high quality  short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank,  which is obligated to make  payments of principal and  interest  on the  loan,  as  well as to  creditworthiness  of the borrower;

     o    high  quality  short-term  (maturity  in 397 days or  less)  corporate obligations rated within the top two rating categories by an NRSRO or, if not rated,  deemed to be of  comparable  quality by the  applicable advisor or subadvisor;

     o    extendable commercial notes, which differ from traditional  commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time  during  the  extension period.  Because  extension  will occur when the issuer  does not have other  viable  options  for  lending,  these  notes may be  considered illiquid, particularly during the extension period;

     o    unrated  short-term  (maturity  in 397 days or less) debt  obligations that  are  determined  by a  Fund's  advisor  or  subadvisor  to be of compatible quality to the securities described above.

     Extendable   Commercial   Notes.  ECNs  may  serve  as  an  alternative  to
traditional  commercial  paper  investments.  ECNs are corporate notes which are issued at a discount  and  structured  such that,  while the note has an initial redemption  date (the initial  redemption  date is no more than 90 days from the date of issue) upon which the notes will be redeemed,  the issuer on the initial redemption  date may extend the  repayment  of the notes for up to 397 days from the date of issue without seeking note holder  consent.  In the event the ECN is redeemed  by the issuer on its  initial  redemption  date,  investors  receive a premium step-up rate, which is based

                                       15

on the ECNs  rating at the time.  If the notes are not  redeemed  on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this  interest  serves as a penalty yield for the issuer and a premium paid to the investor).

DERIVATIVE INSTRUMENTS

     A Fund's subadvisor may use a variety of derivative instruments,  including options,  futures  contracts  (sometimes  referred to as "futures"),  options on futures contracts,  stock index options,  forward currency  contracts,  swap and structured contracts,  to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective.
Derivative  instruments are securities or agreements whose value is based on the value of some  underlying  asset  (e.g.,  a security,  currency or index) or the level of a reference index.

     Derivatives  generally have investment  characteristics that are based upon either  forward  contracts  (under  which one party is  obligated to buy and the other party is obligated to sell an  underlying  asset at a specific  price on a specified  date) or option  contracts  (under which the holder of the option has the  right  but not the  obligation  to buy or sell  an  underlying  asset  at a specified  price on or before a  specified  date).  Consequently,  the change in value of a  forward-based  derivative  generally is roughly  proportional to the change  in  value  of  the  underlying  asset.  In  contrast,  the  buyer  of an option-based  derivative  generally will benefit from favorable movements in the price of the  underlying  asset but is not exposed to the  corresponding  losses that result from adverse  movements in the value of the  underlying  asset.  The seller  (writer) of an  option-based  derivative  generally will receive fees or premiums but generally is exposed to losses  resulting from changes in the value of the  underlying  asset.  Derivative  transactions  may  include  elements  of leverage  and,  accordingly,  the  fluctuation  of the  value of the  derivative transaction in relation to the underlying asset may be magnified.

     The use of these  instruments  is subject to applicable  regulations of the
SEC, the several  options and futures  exchanges  upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special Risks of Derivative Instruments.  The use of derivative instruments involves special  considerations  and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1)  Successful  use of most of  these  instruments  depends  upon a Fund's subadvisor's ability to predict movements of the overall securities and currency markets,  which requires  skills  different from those  necessary for predicting changes in the prices of individual  securities.  There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation,  or even no correlation,  between price  movements  of an  instrument  and price  movements of  investments  being hedged.  For example,  if the value of an instrument used in a short hedge (such as writing a call option,  buying a put option,  or selling a futures  contract)
increased by less than the decline in value of the hedged investment,  the hedge would not be fully  successful.  Such a lack of  correlation  might occur due to factors  unrelated  to the  value  of the  investments  being  hedged,  such  as speculative  or other  pressures on the markets in which these  instruments  are traded.  The effectiveness of hedges using instruments on indices will depend on the  degree  of  correlation  between  price  movements  in the  index and price movements in the investments  being hedged, as well as, how similar the index is to the  portion  of the  Fund's  assets  being  hedged  in terms  of  securities composition.

     (3)  Hedging  strategies,  if  successful,  can  reduce the risk of loss by wholly  or  partially  offsetting  the  negative  effect  of  unfavorable  price movements in the investments being hedged. However,  hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's advisor or subadvisor projected a decline in the price of a security in the Fund's  portfolio,  and the price of that  security  increased instead,  the gain from that increase  might be wholly or partially  offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the  increase in the price of the  security,  a Fund could suffer a loss.

                                       16

     (4) As  described  below,  a Fund might be required  to maintain  assets as
"cover,"  maintain  segregated  accounts,  or make margin payments when it takes positions in these  instruments  involving  obligations  to third parties (i.e., instruments other than purchased options).  If the Fund were unable to close out its positions in such instruments,  it might be required to continue to maintain such assets or  accounts or make such  payments  until the  position  expired or matured.  The  requirements  might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio  security at a  disadvantageous time.  The  Fund's  ability to close out a position  in an  instrument  prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market,  the ability and willingness of the other party to the transaction  ("counterparty") to enter into a transaction closing out the position.  Therefore,  there is no  assurance  that any hedging  position can be closed out at a time and price that is favorable to the Fund.

     Options.  A Fund may purchase or write put and call  options on  securities and indices,  and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position.  The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance  income by reason of the premiums paid by the purchaser of such  options.  Writing call options  serves as a limited short hedge because declines in the value of the hedged  investment would be offset to the extent of
the  premium  received  for  writing  the  option.   However,  if  the  security
appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price  greater  than that at which the  security  must be sold under the  option.  All or a portion of any assets used as cover for OTC options written by a Fund would be  considered  illiquid to the extent  described  under
"Restricted,  Non Publicly Traded and Illiquid  Securities"  above.  Writing put options  serves as a limited  long hedge  because  increases in the value of the hedged  investment  would be offset to the extent of the  premium  received  for writing the option.  However, if the security  depreciates to a price lower than the  exercise  price of the put option,  it can be expected  that the put option will be  exercised,  and the Fund will be  obligated to purchase the security at more than its market value.

     The value of an option  position  will  reflect,  among other  things,  the historical  price  volatility of the underlying  investment,  the current market value of the underlying  investment,  the time remaining until expiration of the option,  the  relationship  of the  exercise  price to the  market  price of the underlying  investment,  and  general  market  conditions.  Options  that expire unexercised  have no value.  Options  used by a Fund may include  European-style options,  which can only be  exercised  at  expiration.  This is in  contrast to
American-style  options  which  can  be  exercised  at  any  time  prior  to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering  into a closing  transaction.  For example,  a Fund may  terminate  its obligation  under a call or put  option  that it had  written by  purchasing  an identical call or put option;  this is known as a closing purchase  transaction.
Conversely,  a Fund may  terminate  a  position  in a put or call  option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign
and  U.S.   exchanges.   Exchange-traded   options  are  issued  by  a  clearing
organization affiliated with the exchange on which the option is listed that, in effect,  guarantees completion of every exchange-traded option transaction.  OTC options  are  contracts  between  the  Fund  and  the  counterparty  (usually  a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund  purchases or writes an OTC option,  it relies on the  counterparty  to make or take delivery of the underlying  investment upon exercise of the option.
Failure by the  counterparty  to do so would  result in the loss of any  premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund's  ability to establish and close out  positions in  exchange-listed options depends on the existence of a liquid market.  A Fund intends to purchase or write only those  exchange-traded  options  for which  there  appears to be a liquid secondary market.  However,  there can be no assurance that such a market will exist at any  particular  time.  Closing  transactions  can be made for OTC options only by negotiating directly with the

                                       17

counterparty,  or by a transaction  in the  secondary  market if any such market exists.  Although a Fund will enter into OTC  options  only with  counterparties that are  expected to be capable of entering  into closing  transactions  with a
Fund,  there is no assurance that such Fund will in fact be able to close out an
OTC option at a favorable price prior to expiration.  In the event of insolvency of the counterparty,  a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to  effect a closing  transaction  for an option it had purchased,  it would have to  exercise  the option to realize  any  profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause  material  losses because the Fund would be unable to sell the  investment  used as a cover for the written option until the option expires or is exercised.

     A Fund may  engage in  options  transactions  on  indices  in much the same manner as the options on securities  discussed above,  except that index options may serve as a hedge against overall  fluctuations in the securities  markets in general.

     The writing and purchasing of options is a highly specialized activity that involves  investment  techniques and risks different from those  associated with ordinary portfolio securities  transactions.  Imperfect  correlation between the options and securities  markets may detract from the  effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines,  a Fund will not enter  into  any such  transactions  unless  it owns  either  (1) an  offsetting
("covered")  position in securities,  other options,  or futures or (2) cash and liquid  obligations  with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside  cash  and/or  appropriate  liquid  assets in a  segregated custodial account if required to do so by the SEC and CFTC  regulations.  Assets used as cover or held in a segregated  account cannot be sold while the position in the  corresponding  option  or  futures  contract  is open,  unless  they are replaced with similar assets. As a result,  the commitment of a large portion of the Fund's assets to  earmarking or segregated  accounts as a cover could impede portfolio  management or the Fund's ability to meet redemption requests or other current obligations.

     An interest  rate option is an  agreement  with a  counterparty  giving the buyer the right but not the  obligation  to buy or sell one of an interest  rate hedging  vehicle  (such as a treasury  future or interest rate swap) at a future date at a  predetermined  price.  The  option  buyer  would pay a premium at the inception  of the  agreement.  An  interest  rate option can be used to actively manage a Fund's  interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

     Spread  Transactions.  A Fund may  purchase  covered  spread  options  from
securities   dealers.   Such   covered   spread   options   are  not   presently
exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security  that it owns at a fixed dollar  spread or fixed yield spread in  relationship  to another  security that the Fund does not own, but which is used as a benchmark.  The risk to a Fund in purchasing covered spread  options is the cost of the  premium  paid for the spread  option and any transaction costs. In addition,  there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing  credit quality  spreads,  i.e., the yield spread  between high quality and lower quality  securities.  Such  protection is only provided during the life of the spread option.

     Futures  Contracts.  A Fund may enter  into  futures  contracts,  including interest rate, index, and currency futures and purchase and write (sell) related options.  The  purchase of futures or call  options  thereon can serve as a long hedge,  and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures  contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset  against the effect of expected  increases in securities  prices or currency  exchange rates and sales of futures as an offset against the effect of expected  declines in securities  prices or currency  exchange rates. A Fund may write put options on futures  contracts  while at the same time  purchasing call options on the same futures  contracts in order to create  synthetically  a long futures  contract  position.  Such options would have the same strike prices and expiration

                                       18

dates.  A Fund will  engage in this  strategy  only when a Fund's  advisor  or a subadvisor  believes it is more  advantageous  to a Fund than is purchasing  the futures contract.

     To the extent  required by regulatory  authorities,  a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade  approved  by the  CFTC  and are  standardized  as to  maturity  date  and underlying  financial  instrument.  These  transactions  may be entered into for
"bona  fide  hedging"   purposes  as  defined  in  CFTC  regulations  and  other
permissible  purposes including increasing return and hedging against changes in the value of portfolio  securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures  contracts and related options for other than "bona fide  hedging"  purposes for which the aggregate  initial  margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into.  There is no overall limit on the percentage of a
Fund's assets that may be at risk with respect to futures  activities.  Although techniques other than sales and purchases of futures  contracts could be used to reduce a Fund's  exposure to market,  currency,  or interest rate  fluctuations, such Fund may be able to hedge its exposure  more  effectively  and perhaps at a lower cost through using futures contracts.

     A futures  contract  provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures  contract is an agreement  pursuant to which the parties agree  to take or make  delivery  of an  amount  of cash  equal  to a  specified multiplier  times the difference  between the value of the index at the close of the last trading day of the  contract  and the price at which the index  futures contract was originally written.  Transactions costs are incurred when a futures contract is bought or sold and margin  deposits  must be  maintained.  A futures contract may be  satisfied  by delivery or purchase,  as the case may be, of the instrument,  the currency,  or by payment of the change in the cash value of the index.  More  commonly,  futures  contracts  are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index  might be a  function  of the value of  certain  specified securities,  no physical delivery of those securities is made. If the offsetting purchase  price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely,  if the offsetting sale price is more than the original  purchase price, a Fund realizes a gain; if it is less, a
Fund  realizes a loss.  The  transaction  costs must also be  included  in these calculations.  There can be no assurance,  however,  that a Fund will be able to enter  into an  offsetting  transaction  with  respect to a  particular  futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction,  that Fund will  continue to be  required  to  maintain  the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract.  Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures  broker  through whom the  transaction  was effected,  "initial  margin"
consisting of cash, U.S. Government  securities or other liquid obligations,  in an amount generally equal to 10% or less of the contract value. Margin must also be  deposited  when  writing  a call or put  option on a  futures  contract,  in
accordance  with  applicable   exchange  rules.   Unlike  margin  in  securities
transactions,   initial  margin  on  futures  contracts  does  not  represent  a borrowing,  but  rather is in the  nature of a  performance  bond or  good-faith deposit that is returned to a Fund at the  termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances,  such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment,  and initial margin  requirements might be increased generally in the future by regulatory action.

     Subsequent  "variation  margin"  payments  are made to and from the futures broker daily as the value of the futures  position  varies,  a process  known as
"marking to market."  Variation  margin does not involve  borrowing,  but rather represents  a daily  settlement  of a Fund's  obligations  to or from a  futures broker.  When a Fund  purchases  an option on a future,  the  premium  paid plus transaction costs is all that is at risk. In contrast,  when a Fund purchases or sells a futures  contract or writes a call or put option thereon,  it is subject to daily  variation  margin  calls  that  could be  substantial  in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements,  it might need to sell securities at a time when such sales are disadvantageous.  Purchasers and sellers of futures positions and options on futures can enter into

                                       19

offsetting  closing  transactions  by selling or  purchasing,  respectively,  an instrument identical to the instrument held or written. Positions in futures and options on futures  may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into  futures  transactions  only on exchanges or boards of trade where there  appears to be an active  market,  there can be no  assurance  that such a market will exist for a particular contract at a particular time.

     Under certain  circumstances,  futures exchanges may establish daily limits on the  amount  that the price of a future or option on a futures  contract  can vary from the previous day's settlement  price;  once that limit is reached,  no trades may be made that day at a price  beyond the limit.  Daily price limits do not limit  potential  losses  because  prices  could move to the daily limit for
several  consecutive  days  with  little  or  no  trading,   thereby  preventing
liquidation of unfavorable positions.

     If a Fund  were  unable to  liquidate  a  futures  contract  or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses,  because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options,  the Fund would continue to be required to make daily  variation  margin  payments and might be required to maintain the position  being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain  characteristics of the futures market might increase the risk that movements  in the prices of futures  contracts  or options on futures  contracts might not correlate  perfectly with  movements in the prices of the  investments being  hedged.  For  example,  all  participants  in the  futures and options on futures  contracts markets are subject to daily variation margin calls and might be  compelled  to liquidate  futures or options on futures  contracts  positions whose prices are moving  unfavorably  to avoid being  subject to further  calls.
These  liquidations  could  increase  price  volatility of the  instruments  and distort  the normal  price  relationship  between the futures or options and the investments being hedged.  Also, because initial margin deposit  requirements in the futures markets are less onerous than margin  requirements in the securities markets,  there might be increased  participation  by  speculators in the future markets.  This participation  also might cause temporary price  distortions.  In addition, activities of large traders in both the futures and securities markets involving  arbitrage,  "program  trading" and other investment  strategies might result in temporary price distortions.

     Commodity   Futures   Contracts.   Commodity  futures  may  be  based  upon
commodities within five main commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts,  options on futures  contracts and options and futures on commodity  indices with respect to these five main  commodity  groups and the  individual  commodities  within each group, as well as other types of commodities.

     Risks  Associated  with  Commodity  Futures  Contracts.  There are  several additional risks associated with transactions in commodity futures contracts.

     o    Storage.  Unlike  the  financial  futures  markets,  in the  commodity futures  markets there are costs of physical  storage  associated with purchasing  the  underlying  commodity.  The  price  of the  commodity futures  contract  will reflect the storage  costs of  purchasing  the physical commodity,  including the time value of money invested in the physical  commodity.  To the  extent  that the  storage  costs  for an underlying  commodity  change  while the Funds are invested in futures contracts  on that  commodity,  the value of the futures  contract may change proportionately.

     o    Reinvestment.  In the  commodity  futures  markets,  producers  of the underlying commodity may decide to hedge the price risk of selling the commodity by selling  futures  contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures  contract,  the  commodity producer  generally  must sell the  futures  contract at a lower price than

                                       20

          the  expected  future spot price.  Conversely,  if most hedgers in the futures  market are  purchasing  futures  contracts to hedge against a rise in prices,  then speculators will only sell the other side of the futures  contract at a higher  futures price than the expected  future spot price of the  commodity.  The changing  nature of the hedgers and speculators in the commodity  markets will influence  whether  futures prices are above or below the  expected  future spot price,  which can have significant  implications for the Funds. If the nature of hedgers and speculators in futures markets has shifted when it is time for the
          Funds to reinvest the proceeds of a maturing contract in a new futures contract,  the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.

     o    Other Economic  Factors.  The  commodities  which  underlie  commodity
          futures   contracts  may  be  subject  to   additional   economic  and
          non-economic variables,  such as drought,  floods, weather,  livestock disease, embargoes, tariffs, and international economic, political and regulatory  developments.  These  factors may have a larger  impact on commodity prices.

     Swap  Agreements.  A Fund may  enter  into  interest  rate,  total  return, securities  index,  commodity,  or  security  and  currency  exchange  rate swap agreements  for any  lawful  purpose  consistent  with  such  Fund's  investment objective,  such as for the  purpose  of  attempting  to  obtain or  preserve  a particular desired return or spread at a lower cost to the Fund than if the Fund had invested  directly in an  instrument  that  yielded  that desired  return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency  exchange rate  applicable to,  securities that the Fund  anticipates  purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional  investors for periods ranging from one or more days to several years.  In a standard "swap"  transaction,  two parties  agree to exchange  the returns  (or  differentials  in rates of return)
earned or realized on particular predetermined  investments or instruments.  The gross  returns to be exchanged or "swapped"  between the parties are  calculated with respect to a "notional amount," i.e., the return on or increase in value of a  particular  dollar  amount  invested  at a  particular  interest  rate,  in a particular  foreign  currency,  or in a "basket" of  securities  representing  a particular  index.  Swap agreements may include interest rate caps, under which, in return for a premium,  one party agrees to make  payments to the other to the extent that  interest  rates exceed a specified  rate,  or "cap";  interest rate floors under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates fall below a specified  level, or
"floor";  and  interest  rate  collars,  under  which  a  party  sells a cap and purchases  a floor,  or vice  versa,  in an attempt to  protect  itself  against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are  contracts  in which one party  agrees to make  payments of the total return from the  underlying  asset during the  specified  period,  in return for payments  equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The  "notional  amount" of the swap  agreement is the agreed upon basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange.  Under most swap agreements entered into by a Fund, the obligations of the  parties  would  be  exchanged  on a "net  basis."  Consequently,  a  Fund's obligation  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative values of the positions  held by each party to the agreement (the "net amount").
A Fund's obligation under a swap agreement will be accrued daily (offset against amounts  owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty  will  be  covered  by  the  maintenance  of a  segregated  account consisting of cash or liquid assets.

     Whether a Fund's use of swap  agreements  will be  successful in furthering its  investment  objective  will  depend,  in  part,  on a Fund's  advisor's  or subadvisor's  ability to predict  correctly whether certain types of investments are likely to produce greater returns than other investments.

     Swap  agreements may be considered to be illiquid.  Moreover,  a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy  of a swap  agreement  counterparty.  The swaps market is largely unregulated.

                                       21

     A Fund will enter swap  agreements only with  counterparties  that a Fund's advisor or subadvisor  reasonably  believes are capable of performing  under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its  contractual  remedies  (which may be limited by bankruptcy,  insolvency or similar laws) pursuant to the  agreements  related to the transaction.

     Two types of swap agreements that some Funds may utilize, among others, are credit default swaps or total rate of return swaps.

     Credit Default Swaps. A Fund may enter into credit default swap  contracts.
A credit  default swap is an agreement  in which one party  transfers  its third party credit risk to the other party.  One party in this swap is essentially the lender and bears the credit risk from the third party.  The  counterparty in the agreement  insures this risk in return for receipt of regular periodic  payments
(like insurance  premiums from the insured party).  If the third party defaults, the insuring party must purchase the defaulted  asset from the insured party and the insured party pays the insuring party the remaining  interest on the debt as well as the principal.  A Fund might use, credit default swap contracts to limit or to reduce risk  exposure of the Fund to defaults of corporate  and  sovereign issuers  (i.e.,  to  reduce  risk  when the Fund  owns or has  exposure  to such issuers).  A Fund also might use credit  default swap contracts to create direct or  synthetic  short or long  exposure  to domestic  or foreign  corporate  debt securities  or  certain  sovereign  debt  securities  to  which  the Fund is not otherwise exposed.

     As the purchaser in a credit default swap contract a Fund would function as the counterparty  referenced in the preceding paragraph.  This would involve the risk that the investment  might expire  worthless.  It also would involve credit risk - that the seller may fail to satisfy its payment  obligations to a Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. At present, the Funds will not act as a seller in a credit default swap contract.

     Total Rate of Return  Swaps.  Total rate of return  swaps are  contracts in which one party agrees to make payments of the total return from the  underlying asset during the specified  period,  in return for payments  equal to a fixed or floating rate of interest or the total return from another  underlying  asset. A total  rate of return  swap will allow a Fund to  quickly  and cost  effectively invest cash flows into a diversified  basket of assets which has the risk/return prospect of the Fund's stated benchmark.

     Structured  Products.  A Fund may use  structured  products  to  hedge  its portfolio.  Structured products generally are individually negotiated agreements and  may  be  traded  over-the-counter.  They  are  organized  and  operated  to restructure  the investment  characteristics  of the underlying  security.  This restructuring  involves  the deposit  with or  purchase by an entity,  such as a corporation or trust, of specified  instruments  (such as commercial bank loans)
and  the  issuance  by  that  entity  of  one  or  more  classes  of  securities
("structured   securities")  backed  by,  or  representing   interests  in,  the
underlying  instruments.  The cash  flow on the  underlying  instruments  may be apportioned  among the newly issued  structured  securities to create securities with different investment characteristics,  such as varying maturities,  payment priorities  and interest rate  provisions,  and the extent of such payments made with  respect to  structured  securities  is dependent on the extent of the cash flow on the underlying instruments.

     With  respect  to  structured  products,   because  structured   securities
typically  involve no credit  enhancement,  their credit risk  generally will be equivalent  to that of the  underlying  instruments.  Investments  in structured
securities   are   generally  of  a  class  that  is  either   subordinated   or
unsubordinated to the right of payment of another class. Subordinated structured
securities   typically  have  higher  yields  and  present  greater  risks  than unsubordinated structured securities. Although a Fund's purchase of subordinated structured  products  would have  similar  economic  effect to that of borrowing against  the  underlying  securities,  the  purchase  will not be  deemed  to be leverage  for  purposes  of the  Fund's  limitations  related to  borrowing  and
leverage.   Structured  securities  are  typically  sold  in  private  placement transactions,  and  there is  currently  no  active  trading  market  for  these securities.

     A Fund may also invest in other types of  structured  products,  including, among  others,  baskets of credit  default  swaps  referencing  a  portfolio  of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the

                                       22

index rate.  Because they are linked to their underlying  markets or securities, investments in structured  products  generally are subject to greater volatility than an investment  directly in the underlying market or security.  Total return on the  structured  product  is  derived  by  linking  return  to  one  or  more
characteristics  of  the  underlying  instrument.   Because  certain  structured
products  of the  type  in  which  a Fund  may  invest  may  involve  no  credit enhancement,  the credit risk of those  structured  products  generally would be equivalent to that of the underlying instruments.

     Certain  issuers of  structured  products  may be deemed to be  "investment companies"  as defined in the 1940 Act.  As a result,  a Fund's  investments  in these structured  products may be limited by the  restrictions  contained in the
1940  Act.   Structured   products  are  typically  sold  in  private  placement
transactions,  and there  may not be an active  trading  market  for  structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

     Hybrid  Instruments.  Hybrid  instruments  combine  elements of  derivative contracts with those of another  security  (typically a fixed-income  security).
All or a portion of the  interest or principal  payable on a hybrid  security is determined  by  reference to changes in the price of an  underlying  asset or by reference to another benchmark (such as interest rates,  currency exchange rates or  indices).  Hybrid  instruments  also  include  convertible  securities  with conversion terms related to an underlying asset or benchmark.

     The risks of investing in hybrid  instruments  reflect a combination of the risks of investing in securities,  options,  futures and currencies,  and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail  significant risks in addition to those associated with traditional fixed income or convertible  securities.  Hybrid instruments are also potentially more volatile and carry  greater  interest rate risks than  traditional  instruments.
Moreover, depending on the structure of the particular hybrid, it may expose the
Fund to leverage risks or carry liquidity risks.

     Credit  Linked  Notes.  A credit  linked  note  ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note
Issuer")  that is intended  to  replicate  a  corporate  bond or a portfolio  of corporate bonds. The purchaser of the CLN (the "Note  Purchaser")  invests a par amount and receives a payment  during the term of the CLN that equals a fixed or floating  rate of interest  equivalent to a highly rated funded asset (such as a bank  certificate of deposit) plus an additional  premium that relates to taking on the credit risk of an identified bond (the "Reference  Bond").  Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer,  if there is neither a  designated  event of default  (an  "Event of  Default")  with  respect  to the  Reference  Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring  Event"); or
(ii) the value of the Reference  Bond if an Event of Default or a  Restructuring
Event has  occurred.  Depending  upon the terms of the CLN, it is also  possible that the  Note  Purchaser  may be  required  to take  physical  delivery  of the
Reference Bond in the event of an Event of Default or a Restructuring Event.

     Foreign Currency-Related Derivative Strategies - Special Considerations.  A
Fund may use options  and  futures and options on futures on foreign  currencies and forward currency  contracts to hedge against  movements in the values of the foreign  currencies in which a Fund's  securities  are  denominated.  A Fund may engage in currency exchange  transactions to protect against  uncertainty in the level of future  exchange rates and may also engage in currency  transactions to increase income and total return. Such currency hedges can protect against price movements  in  a  security  the  Fund  owns  or  intends  to  acquire  that  are attributable to changes in the value of the currency in which it is denominated.
Such hedges do not,  however,  protect against price movements in the securities that are attributable to other causes.

     A Fund might  seek to hedge  against  changes in the value of a  particular currency  when no hedging  instruments  on that  currency are  available or such hedging  instruments are more expensive than certain other hedging  instruments.
In such cases,  a Fund may hedge  against  price  movements in that  currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies,  the values of which a Fund's advisor or a subadvisor believes  will have a high  degree of positive  correlation  to the value of the currency  being  hedged.  The risk that  movements  in the price of the  hedging instrument  will not  correlate  perfectly  with  movements  in the price of the currency being hedged is magnified when this strategy is used.

                                       23

     The value of derivative  instruments on foreign  currencies  depends on the value of the underlying  currency  relative to the U.S. dollar.  Because foreign
currency   transactions   occurring  in  the  interbank   market  might  involve
substantially  larger  amounts  than those  involved in the use of such  hedging instruments,  a Fund  could be  disadvantaged  by  having to deal in the odd lot market  (generally  consisting of  transactions of less than $1 million) for the underlying  foreign  currencies at prices that are less favorable than for round lots.

     There is no  systematic  reporting  of last sale  information  for  foreign currencies or any  regulatory  requirement  that  quotations  available  through dealers or other market sources be firm or revised on a timely basis.  Quotation information  generally  is  representative  of very  large  transactions  in the interbank  market and thus might not reflect  odd-lot  transactions  where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock  market.  To the extent the U.S.  options or futures markets are closed while the markets for the underlying currencies remain open,  significant price and rate movements might take place in the underlying  markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make  delivery of the  underlying  foreign currency  in  accordance  with any U.S.  or foreign  regulations  regarding  the maintenance  of foreign  banking  arrangements  by U.S.  residents  and might be required  to pay any  fees,  taxes and  charges  associated  with such  delivery assessed in the issuing country.

     Permissible  foreign currency options will include options traded primarily in the OTC market.  Although options on foreign  currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's advisor or subadvisor believes a liquid secondary market will exist for a particular option at any specific time.

EQUITY LINKED SECURITIES

     Equity-linked  securities can be either equity or debt securities that call for  interest  payments  and/or  payment at maturity in  different  terms than a typical note where the borrower  agrees to make fixed  interest  payments and to pay a fixed sum at maturity.  Principal  and/or interest  payments depend on the performance  of an underlying  stock,  index,  or a weighted  index of commodity futures such as crude oil, gasoline and natural gas.

     At  maturity,  the  principal  amount  of  the  equity-linked  security  is exchanged for common stock of the issuer or is payable in an amount based on the issuer's  common stock price at the time of maturity.  Equity-linked  securities
include  issues  such  as  Structured  Yield  Product   Exchangeable  for  Stock
(STRYPES),  Trust Automatic Common Exchange  Securities  (TRACES),  Trust Issued
Mandatory Exchange  Securities  (TIMES),  and Trust Enhanced Dividend Securities
(TRENDS).  The issuers of these equity-linked  securities generally purchase and hold a portfolio of stripped U.S.  Treasury  securities  maturing on a quarterly basis  through the  conversion  date,  and a forward  purchase  contract with an existing  shareholder  of the company  relating to the common  stock.  Quarterly distributions on such  equity-linked  securities  generally  consist of the cash
received  from  the  U.S.  Treasury  securities  and  equity-linked   securities
generally are not entitled to any  dividends  that may be declared on the common stock.

     Investments  in  "linked"   securities   have  the  potential  to  lead  to
significant losses because of unexpected  movements in the underlying  financial asset,  index,  currency or other  investment.  The ability of a Fund to utilize linked-securities  successfully  will depend on its ability correctly to predict pertinent market  movements,  which cannot be assured.  Because  currency-linked securities usually relate to foreign  currencies,  some of which may be currency from emerging market  countries,  there are certain  additional risks associated with such investments.

                                       24

EXCHANGE TRADED FUNDS (See Investment Company Securities)

FLOATING AND VARIABLE RATE INSTRUMENTS

     Floating or variable rate  obligations  bear interest at rates that are not fixed, but vary with changes in specified  market rates or indices,  such as the prime rate,  or at  specified  intervals.  The  interest  rate on  floating-rate securities  varies with  changes in the  underlying  index (such as the Treasury bill rate),  while the interest rate on variable or adjustable  rate  securities changes at preset times based upon an underlying index.  Certain of the floating or variable  rate  obligations  that may be  purchased  by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand  instruments  purchased by a Fund may not be traded in a secondary  market and derive  their  liquidity  solely  from the  ability of the holder to demand  repayment  from the  issuer or third  party  providing  credit support.  If a demand instrument is not traded in a secondary  market,  the Fund will nonetheless  treat the instrument as "readily  marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument  will be  characterized  as "not readily  marketable"  and  therefore illiquid.

     Such  obligations  include  variable rate master  demand  notes,  which are unsecured instruments issued pursuant to an agreement between the issuer and the holder  that  permit the  indebtedness  thereunder  to vary and to  provide  for periodic  adjustments  in the interest  rate. A Fund will limit its purchases of floating and  variable  rate  obligations  to those of the same quality as it is otherwise allowed to purchase. A Fund's advisor or subadvisor will monitor on an ongoing  basis the ability of an issuer of a demand  instrument to pay principal and interest on demand.

     A Fund's  right to obtain  payment at par on a demand  instrument  could be affected by events occurring  between the date the Fund elects to demand payment and the date  payment is due that may  affect  the  ability of the issuer of the instrument  or third party  providing  credit  support to make payment when due, except when such demand  instruments  permit same day settlement.  To facilitate settlement,  these same day demand instruments may be held in book entry form at a bank  other  than a  Fund's  custodian  subject  to a  subcustodian  agreement approved by the Fund between that bank and the Fund's custodian.

FOREIGN COMMERCIAL PAPER

     A Fund may invest in commercial  paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal  amount is adjusted  upwards or downwards  (but not below zero) at maturity to reflect  changes in the exchange rate between two  currencies  while the obligation is outstanding.  A Fund will purchase such commercial  paper with the currency in which it is denominated and, at maturity,  will receive interest and principal  payments  thereon in that  currency,  but the amount or principal payable by the issuer at maturity  will change in  proportion  to the change (if any) in the exchange rate between two specified  currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal,  the potential for realizing  gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or  cross-hedge  against  a  decline  in the U.S.  dollar  value of  investments denominated in foreign  currencies  while  providing an attractive  money market rate of return.  A Fund will purchase such  commercial  paper either for hedging purposes  or in order to seek  investment  gain.  The  Funds  believe  that such investments  do not  involve  the  creation  of  such  a  senior  security,  but nevertheless will establish a segregated account with respect to its investments in this  type of  commercial  paper and to  maintain  in such  account  cash not available  for  investment  or other liquid  assets  having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                                       25

FOREIGN CURRENCIES  (See Derivative Instruments.)

FOREIGN SECURITIES

     Investing in foreign  securities  (including  through the use of depositary receipts)  involves  certain  special  considerations  which  typically  are not associated  with  investing in United States  securities.  Since  investments in foreign  companies  will  frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares),  and since a Fund may hold securities and funds in foreign  currencies,  a Fund may be  affected  favorably  or  unfavorably  by changes in currency rates and in exchange control  regulations,  if any, and may incur costs in connection  with  conversions  between various  currencies.  Most foreign stock markets,  while growing in volume of trading  activity,  have less volume  than  the New  York  Stock  Exchange,  and  securities  of some  foreign companies  are less  liquid and more  volatile  than  securities  of  comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United  States  and, at times,  volatility  of price can be greater  than in the United  States.  Fixed  commissions  on foreign  securities exchanges  are generally  higher than  negotiated  commissions  on United States exchanges,  although  each Fund  endeavors  to achieve  the most  favorable  net results  on its  portfolio  transactions.  There is  generally  less  government supervision and regulation of securities exchanges, brokers and listed companies in foreign  countries  than in the United States.  In addition,  with respect to certain  foreign  countries,  there  is  the  possibility  of  exchange  control restrictions, expropriation or confiscatory taxation, and political, economic or
social   instability,   which  could  affect  investments  in  those  countries.
Expropriation  of assets refers to the  possibility  that a country's  laws will prohibit  the  return  to the  United  States  of any  monies,  which a Fund has invested in the country. Foreign securities,  such as those purchased by a Fund, may be  subject to foreign  government  taxes,  higher  custodian  fees,  higher brokerage  costs and  dividend  collection  fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in  various  respects,  including  growth of gross  domestic  product,  rates of
inflation,    currency    depreciation,    capital    reinvestment,     resource
self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time,  foreign  securities may be difficult to liquidate rapidly without adverse price effects.

     Investment in Companies in Developing Market Countries.  Investments may be
made from time to time in companies in developing market countries as well as in developed countries.  Although there is no universally  accepted  definition,  a developing  country  is  generally  considered  to be a country  which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to  unstable  governments,  economies  based  on  only  a  few  industries,  and securities markets which trade a small number of securities.  Securities markets of developing  countries  tend to be more volatile than the markets of developed countries;  however,  such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and  liquidity of  investments  in  developing  countries  may be affected favorably or unfavorably by political,  economic, fiscal, regulatory or other  developments  in the  particular  countries or neighboring  regions.  The extent  of  economic  development,  political  stability  and  market  depth  of different  countries  varies  widely.  Certain  countries  in the  Asia  region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand,
and Vietnam  are either  comparatively  underdeveloped  or are in the process of becoming  developed.  Such investments  typically  involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing  countries are substantially  smaller, less liquid and more  volatile than the major  securities  markets in the United
States. A high proportion of the shares of many issuers may be held by a limited number of  persons  and  financial  institutions,  which may limit the number of shares  available for investment by a Fund.  Similarly,  volume and liquidity in the bond markets in developing countries are less than in the United States and, at times,  price  volatility can be greater than in the United States. A limited number of issuers in developing  countries'  securities  markets may represent a disproportionately large percentage of market capitalization and trading volume.
The limited  liquidity of securities  markets in  developing  countries may also affect the Fund's  ability to acquire or dispose of  securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets,

                                       26

the Fund's ability to participate  fully in such price  increases may be limited by its investment  policy of investing not more than 15% of its total net assets in illiquid  securities.  Conversely,  the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold  positions is marked to lower  prices.  In addition,  securities  markets in developing  countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic  structures in many such countries may be undergoing significant  evolution and rapid  development,  and such  countries may lack the social,  political and economic  stability  characteristic of the United States.
Certain of such countries have in the past failed to recognize  private property rights  and have at times  nationalized  or  expropriated  the assets of private companies.  As a  result,  the risks  described  above,  including  the risks of nationalization  or  expropriation  of assets,  may be heightened.  In addition, unanticipated  political  or social  developments  may  affect  the value of the
Fund's  investments  in  those  countries  and the  availability  to the Fund of additional investments in those countries.

     Economies of developing  countries may differ favorably or unfavorably from the United States'  economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment,  resource self-sufficiency and balance of payments  position.  As  export-driven  economies,  the  economies of countries in the Asia Region are affected by  developments  in the  economies of their  principal  trading  partners.  Certain  countries  have  limited  natural resources,  resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain  developing  countries do not have  comprehensive  systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding  fiduciary duties of officers and directors and the protection of shareholders  may not be well  developed.  Even where adequate law exists in such  developing  countries,  it may be impossible to obtain swift and equitable  enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity  exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary  Receipts.  A Fund may invest in foreign  securities,  including those from developing  countries or emerging markets,  by purchasing  depositary receipts,  including American Depositary Receipts ("ADRs"),  European Depositary
Receipts  ("EDRs") and Global  Depositary  Receipts ("GDRs") or other securities convertible  into  securities  of  issuers  based in  foreign  countries.  These securities  may not  necessarily  be  denominated  in the same  currency  as the securities  which they  represent.  Generally,  ADRs,  in registered  form,  are denominated  in U.S.  dollars and are  designed  for use in the U.S.  securities markets,  GDRs,  in bearer  form,  are issued and  designed  for use outside the
United  States and EDRs (also  referred to as  Continental  Depositary  Receipts
("CDRs")),  in bearer  form,  may be  denominated  in other  currencies  and are designed for use in European  securities  markets.  ADRs are receipts  typically issued by a U.S. bank or trust company  evidencing  ownership of the  underlying securities.  EDRs are European receipts evidencing a similar  arrangement.  GDRs are receipts  typically  issued by non-United  States banks and trust  companies that evidence ownership of either foreign or domestic  securities.  For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or
EDR representing ownership of common stock will be treated as common stock.

     A  Fund  may  invest  in  depositary   receipts   through   "sponsored"  or
"unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar,  there are distinctions between them relating to the rights and  obligations  of depositary  receipt  holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by
(or  even   necessarily  the  acquiescence  of)  the  issuer  of  the  deposited securities, although typically the depositary requests a letter of non-objection from  such  issuer  prior  to the  establishment  of the  facility.  Holders  of unsponsored ADRs generally bear all the costs of such facilities. The depositary
usually   charges  fees  upon  the  deposit  and  withdrawal  of  the  deposited securities,  the conversion of dividends into U.S.  dollars,  the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited  securities.  In addition,  an unsponsored  facility is generally not  obligated to  distribute  communications received from the issuer of the deposited

                                       27

securities or to disclose material information about such issuer in the U.S. and thus there may not be a  correlation  between  such  information  and the market value of the depositary  receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored  ADR  facilities  are  created in  generally  the same  manner as unsponsored  facilities,  except  that the  issuer of the  deposited  securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and  responsibilities of the issuer, the depositary,  and the ADR holders.  With  sponsored  facilities,  the issuer of the  deposited  securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the  depositary),  although ADR holders continue to bear certain other  costs  (such as deposit  and  withdrawal  fees).  Under the terms of most sponsored arrangements,  depositories agree to distribute notices of shareholder meetings and voting instructions,  and to provide shareholder communications and other  information  to the ADR  holders  at the  request  of the  issuer  of the deposited securities.

     Foreign  Sovereign  Debt.  Certain  Funds  may  invest  in  sovereign  debt obligations issued by foreign governments.  To the extent that a Fund invests in obligations issued by developing or emerging markets,  these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial  banks,  other  governments, international financial  organizations and other financial  institutions.  These obligors  have in the past  experienced  substantial  difficulties  in servicing their external debt  obligations,  which led to defaults on certain  obligations and the restructuring of certain indebtedness.  Restructuring  arrangements have included,  among other things,  reducing and rescheduling interest and principal
payments  by  negotiating  new  or  amended  credit   agreements  or  converting
outstanding  principal  and unpaid  interest  to Brady  Bonds (see  below),  and obtaining new credit for finance interest  payments.  Holders of certain foreign sovereign debt  securities may be requested to participate in the  restructuring of such  obligations and to extend further loans to their issuers.  There can be no assurance  that the foreign  sovereign  debt  securities  in which a Fund may invest will not be subject to similar restructuring  arrangements or to requests for new credit  which may  adversely  affect the Fund's  holdings.  Furthermore, certain  participants  in the  secondary  market  for such debt may be  directly involved in negotiating the terms of these  arrangements  and may therefore have access to information not available to other market participants.

FORWARD CURRENCY CONTRACTS

     A forward  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract agreed upon by the parties,  at a price set at the time of the  contract.  These  contracts  are entered  into in the  interbank  market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward  contract,  a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual  obligation to deliver the currency by purchasing  a second  contract.  If a Fund  retains the  portfolio  security and engages in an offsetting transaction,  the Fund, at the time of execution of the offsetting transaction,  will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency  contract amounts and the value of the securities involved generally will not be possible because the value of such securities,  measured in the  foreign  currency,  will change  after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell  foreign  currencies  in the spot (cash)  market to the extent such foreign currencies  are not covered by forward  contracts.  The projection of short-term currency market movements is extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts,  currency options,  currency  futures and options on futures may be expected to  correlate with  exchange  rates,  they will not reflect  other factors that may affect the value of a Fund's investments.  A currency hedge, for example,  should protect a
Yen-denominated  bond  against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will

                                       28

change in response to many factors other than exchange  rates,  a currency hedge may not be entirely  successful in  mitigating  changes in the value of a Fund's investments denominated in that currency over time.

     A  decline  in the  dollar  value of a foreign  currency  in which a Fund's securities are denominated will reduce the dollar value of the securities,  even if their value in the foreign  currency  remains  constant.  The use of currency hedges  does  not  eliminate  fluctuations  in  the  underlying  prices  of  the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline,  the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset,  in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which  securities  to be acquired are  denominated is projected,  thereby  potentially  increasing the cost of the securities,  a Fund may purchase call options on the  particular  currency.  The purchase of these options could offset,  at least partially,  the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency,  at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency  exchange  transactions to hedge its currency  exposure in specific  transactions or portfolio  positions or, in some
instances,   to  adjust  its  currency   exposure  relative  to  its  benchmark.
Transaction  hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio  securities.  Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FUTURES (See Derivative Instruments.)

GUARANTEED INVESTMENT CONTRACTS (FUNDING AGREEMENTS)

     Guaranteed   investment   contracts,   or  funding  agreements,   are  debt
instruments issued by insurance  companies.  Pursuant to such contracts,  a Fund may make cash contributions to a deposit fund of the insurance company's general account.  The insurance  company then credits to a Fund payments at  negotiated, floating or fixed  interest  rates. A Fund will purchase  guaranteed  investment contracts  only from issuers that, at the time of purchase,  meet certain credit and quality standards.

     Investing in guaranteed  investment  contracts is subject to certain risks.
In general,  guaranteed  investment contracts are not assignable or transferable without  the  permission  of the  issuing  insurance  companies,  and an  active secondary market does not exist for these investments.  In addition,  the issuer may not be able to pay the  principal  amount to a Fund on seven days  notice or less, at which time the investment may be considered  illiquid under  applicable
SEC regulatory guidance and subject to certain restrictions.

INDEX OR LINKED SECURITIES

     Indexed  and  Inverse  Floating  Rate  Securities.  A Fund  may  invest  in securities that provide a potential  return based on a particular index of value or  interest  rates.  For  example,  a Fund may  invest in  securities  that pay interest based on an index of interest rates.  The principal amount payable upon maturity of certain  securities  also may be based on the value of the index. To the extent a Fund invests in these types of securities,  a Fund's return on such securities will rise and fall with the value of the particular  index:  that is, if the value of the index falls, the value of the indexed  securities owned by a
Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

     A Fund may  also  invest  in  so-called  "inverse  floaters"  or  "residual interest  bonds" on which the interest rates vary inversely with a floating rate
(which may be reset  periodically by a dutch auction, a remarketing agent, or by reference to a short-term  tax-exempt  interest rate index). A Fund may purchase synthetically-created  inverse  floating  rate bonds  evidenced  by custodial or trust receipts.  Generally,  income on inverse floating rate bonds will decrease when interest rates  increase,  and will increase when interest rates  decrease.
Such  securities  have the effect of providing a degree of investment  leverage, since they may increase

                                       29

or  decrease in value in response  to  changes,  as an  illustration,  in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate  securities  increase or decrease in response to such  changes.  As a result,  the market values of such  securities  will  generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities,  a Fund may purchase inverse floating obligations that have shorter-term  maturities or that contain  limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.
A Fund may invest in indexed and inverse  securities for hedging  purposes or to seek to increase returns.  When used for hedging  purposes,  indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent  liability,  in the event of an adverse  movement in the underlying index or interest  rate,  a Fund may be required to pay  substantial  additional margin to maintain the position.

     Credit Linked Securities.  Among the income producing securities in which a
Fund may  invest  are credit  linked  securities,  which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance,  a Fund may invest in credit linked securities as a cash management  tool in order to gain exposure to a certain  market and/or to remain fully  invested  when  more  traditional  income  producing  securities  are not available.

     Like an investment in a bond, investments in these credit linked securities represent  the  right  to  receive  periodic  income  payments  (in the  form of distributions)  and payment of principal at the end of the term of the security.
However,  these  payments are  conditioned  on the issuer's  receipt of payments from,  and the issuer's  potential  obligations  to, the  counterparties  to the derivative  instruments and other  securities in which the issuer  invests.  For instance,  the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments  over the term of the swap  agreements provided  that no event of default has occurred  with respect to the  referenced debt  obligation upon which the swap is based. If a default occurs the stream of payments may stop and the issuer would be obligated to pay the  counterparty the par value (or other agreed upon value) of the referenced debt obligation.  This, in turn,  would  reduce  the amount of income  and  principal  that a Fund would receive. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative  instruments,  including,  among others, credit risk,  default or similar  event risk,  counterparty  risk,  interest rate risk, leverage risk and management risk.  These  securities  generally are exempt from registration  under the  Securities  Act of 1933.  Accordingly,  there may be no established  trading market for the securities and they may constitute  illiquid investments.

     Index-,   Currency-  and   Equity-Linked   Securities.   "Index-linked"  or
"commodity-linked" notes are debt securities of companies that call for interest payments  and/or  payment at maturity in  different  terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity.  Principal and/or interest  payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas.
At maturity, the principal amount of an equity-linked debt security is exchanged for common  stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity.  Currency-linked debt securities are short-term or intermediate-term  instruments having a value at maturity,  and/or an interest  rate,  determined  by reference to one or more foreign  currencies.
Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and  currency-linked  securities may entail  substantial  risks. Such instruments may be subject to significant price volatility.  The company issuing the  instrument  may fail to pay the  amount  due on  maturity.  The  underlying investment  or security  may not perform as  expected by the  Advisor.  Markets, underlying  securities  and  indexes  may  move  in a  direction  that  was  not anticipated by the Advisor.  Performance of the derivatives may be influenced by interest  rate and other  market  changes in the United  States and abroad,  and certain derivative instruments may be illiquid.

INVESTMENT COMPANY SECURITIES

     As permitted by the 1940 Act, a Fund may generally  invest up to 10% of its total assets,  calculated at the time of investment,  in the securities of other open-end or closed-end investment companies (including

                                       30

certain exchange-traded funds and business development companies).  No more than
5% of a  Fund's  total  assets  may be  invested  in the  securities  of any one investment  company nor may it acquire more than 3% of the voting  securities of any other investment company.  Notwithstanding these restrictions,  the Fund may invest any amount,  pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated  investment  companies  that hold  themselves  out as "money market funds" and which  operate in  accordance  with Rule 2a-7 under the 1940 Act. The
Fund will indirectly bear its proportionate share of any management fees paid by an  investment  company in which it invests in addition to the advisory fee paid by a Fund.  Some of the  countries  in which a Fund may  invest  may not  permit direct investment by outside  investors.  Investments in such countries may only
be  permitted  through  foreign   government-approved  or  government-authorized
investment vehicles, which may include other investment companies.

LENDING PORTFOLIO SECURITIES

     A Fund may lend its  portfolio  securities  to  brokers,  dealers and other financial  institutions,  provided it receives  collateral,  with respect to the loan of U.S.  securities,  equal to at least 102% of the value of the  portfolio securities  loaned,  and with respect to each such loan of non-U.S.  securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times  thereafter  shall  require  the  borrower  to mark to market  such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio  securities  so loaned.  By lending its portfolio  securities,  the Fund can increase its income through the investment  of the cash  collateral.  For the purposes of this policy,  the Fund considers collateral  consisting of cash, U.S. government  securities or letters of credit issued by banks whose  securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing  broker," a part of the  interest  earned from the  investment  of collateral received for securities loaned.

     The SEC  currently  requires  that  the  following  conditions  must be met whenever portfolio  securities are loaned: (1) a Fund must receive at least 100%
cash  collateral  of the type  discussed  in the  preceding  paragraph  from the borrower;  (2) the borrower must increase  such  collateral  whenever the market value of the securities  loaned rises above the level of such collateral;  (3) a
Fund must be able to  terminate  the loan at any time;  (4) a Fund must  receive reasonable  interest on the loan,  as well as any  dividends,  interest or other distributions  payable  on the loaned  securities,  and any  increase  in market value; (5) a Fund may pay only reasonable  custodian fees in connection with the loan;  and (6) while any voting rights on the loaned  securities may pass to the borrower,  a Fund's  board of trustees  must be able to  terminate  the loan and regain the right to vote the securities if a material event adversely  affecting the investment occurs.  These conditions may be subject to future  modification.
Loan  agreements  involve certain risks in the event of default or insolvency of the other  party  including  possible  delays or  restrictions  upon the  Fund's ability to recover the loaned  securities or dispose of the  collateral  for the loan.

     The cash  collateral  received  from a  borrower  as a  result  of a Fund's securities  lending  activities  will  be  used to  purchase  both  fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or  floating  rate  basis,  including:  bank  obligations;
commercial  paper;  investment  agreements,  funding  agreements,  or guaranteed investment  contracts entered into with, or guaranteed by an insurance  company;
loan participations; master notes; medium term notes; repurchase agreements; and
U.S.  government  securities.  Except  for the  investment  agreements,  funding agreements  or  guaranteed  investment  contracts  guaranteed  by  an  insurance company,  master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the SAI.  Collateral may also be  invested  in a money  market  investment  company or  short-term  collective investment trust.

     Investment  agreements,   funding  agreements,   or  guaranteed  investment
contracts  entered  into  with,  or  guaranteed  by  an  insurance  company  are agreements where an insurance  company either provides for the investment of the
Fund's  assets or may  provide  for a minimum  guaranteed  rate of return to the investor.

     Master notes are promissory  notes issued usually with large,  creditworthy broker-dealers  on either a fixed rate or floating rate basis.  Master notes may or may not be  collateralized  by underlying  securities.  If the master note is issued by an  unrated  subsidiary  of a  broker-dealer,  then the  unconditional guarantee is provided by the issuer's parent.

                                       31

     Medium  term  notes are  unsecured,  continuously  offered  corporate  debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending  collateral,  the maturity of the medium term note will not generally exceed two years.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Loan  Participations  typically  will result in a Fund having a contractual relationship only with the lender,  not with the borrower.  A Fund will have the right to receive  payments of  principal,  interest  and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan
Participations, a Fund generally will have no right to enforce compliance by the borrower  with the terms of the loan  agreement  relating  to the loan,  nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral  supporting the loan in which it has purchased the Participation.
As a result,  a Fund will  assume the credit risk of both the  borrower  and the lender that is selling the Participation.  In the event of the insolvency of the lender selling a  Participation,  a Fund may be treated as a general creditor of the lender  and may not  benefit  from any  set-off  between  the lender and the
borrower.   A  Fund  will  acquire  Loan   Participations  only  if  the  lender
interpositioned  between  the  Fund  and  the  borrower  is  determined  by  the applicable  advisor or  subadvisor  to be  creditworthy.  When a Fund  purchases
Assignments  from  lenders,  the Fund will  acquire  direct  rights  against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A  Fund  may   have   difficulty   disposing   of   Assignments   and  Loan
Participations.  Because the market for such  instruments  is not highly liquid, the Fund  anticipates  that  such  instruments  could be sold  only to a limited number of institutional  investors. The lack of a highly liquid secondary market may have an  adverse  impact on the value of such  instruments  and will have an adverse  impact on the Fund's  ability to dispose of particular  Assignments  or
Loan   Participations  in  response  to  a  specific  economic  event,  such  as deterioration in the creditworthiness of the borrower.

     In valuing a Loan  Participation  or Assignment  held by a Fund for which a secondary  trading market  exists,  the Fund will rely upon prices or quotations provided  by banks,  dealers or  pricing  services.  To the  extent a  secondary trading market does not exist,  the Fund's Loan  Participations  and Assignments will be valued in accordance with  procedures  adopted by the Board of Trustees, taking into consideration,  among other factors: (i) the creditworthiness of the borrower under the loan and the lender;  (ii) the current interest rate;  period until next rate  reset and  maturity  of the loan;  (iii)  recent  prices in the market for similar loans;  and (iv) recent prices in the market for  instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Fund may engage in reverse repurchase  agreements to facilitate portfolio liquidity,  a practice  common in the mutual  fund  industry,  or for  arbitrage transactions  discussed below. In a reverse repurchase  agreement,  a Fund would sell a security  and enter into an  agreement  to  repurchase  the security at a specified future date and price. A Fund generally  retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse  repurchase  agreement,  it may be  considered  a borrowing  (see
"Borrowing").  When required by guidelines of the SEC, a Fund will  segregate or earmark  permissible  liquid assets to secure its  obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain  segregated  or earmarked  liquid assets with an approved custodian having a value not less than the repurchase  price (including  accrued interest).  The segregated or earmarked  liquid assets will be  marked-to-market daily and additional  assets will be segregated or earmarked on any day in which the assets fall below the  repurchase  price (plus accrued  interest).  A Fund's liquidity  and ability to manage its assets might be affected when it sets aside cash or  portfolio  securities  to cover such  commitments.  Reverse  repurchase agreements involve the risk that the market value of the securities  retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase  agreement files for bankruptcy or becomes  insolvent,  such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's  obligation to repurchase the securities,  and the Fund's use of the proceeds of the reverse repurchase agreement may

                                       32

effectively  be  restricted  pending  such  determination.   Reverse  repurchase
agreements are considered to be borrowings under the 1940 Act.

     Mortgage  dollar  rolls  are  arrangements  in  which  a  Fund  would  sell mortgage-backed  securities for delivery in the current month and simultaneously contract to purchase  substantially  similar  securities  on a specified  future
date.   While  a  Fund  would  forego   principal   and  interest  paid  on  the
mortgage-backed securities during the roll period, the Fund would be compensated by the  difference  between the current  sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  A Fund also  could be  compensated  through  the  receipt  of fee  income equivalent  to a lower  forward  price.  At the time the Fund would enter into a mortgage  dollar  roll,  it would  set  aside  permissible  liquid  assets  in a segregated  account to secure its obligation  for the forward  commitment to buy mortgage-backed  securities.  Depending on whether the  segregated  or earmarked assets  are cash  equivalent  or some  other  type of  security,  entering  into mortgage  dollar  rolls  may  subject  the  Fund  to  additional  interest  rate sensitivity.  If the segregated or earmarked  assets are cash  equivalents  that mature prior to the mortgage dollar roll settlement,  there is little likelihood that the  sensitivity  will  increase;  however,  if the segregated or earmarked assets are subject to interest  rate risk  because they settle  later,  then the
Fund's  interest  rate   sensitivity   could  increase.   Mortgage  dollar  roll
transactions may be considered a borrowing by the Funds. (See "Borrowing")

     Mortgage  dollar  rolls and reverse  repurchase  agreements  may be used as arbitrage  transactions in which a Fund will maintain an offsetting  position in investment  grade debt  obligations or repurchase  agreements  that mature on or before  the  settlement  date on the  related  mortgage  dollar  roll or reverse repurchase  agreements.  Since a Fund will receive interest on the securities or repurchase  agreements  in which  it  invests  the  transaction  proceeds,  such transactions may involve leverage.  However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement,  the Fund's advisor or subadvisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

MUNICIPAL SECURITIES

     Municipal  securities  include  debt  obligations  issued  by  governmental entities to obtain funds for various public  purposes,  such as the construction of a wide range of public facilities,  the refunding of outstanding obligations, the payment of general operating  expenses,  and the extension of loans to other public institutions and facilities.

     Other types of municipal  securities  include short-term General Obligation
Notes, Tax Anticipation  Notes, Bond Anticipation  Notes,  Revenue  Anticipation
Notes, Project Notes,  Tax-Exempt Commercial Paper,  Construction Loan Notes and
other forms of short-term  tax-exempt  loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Project Notes are issued by a state or local housing agency and are sold by the  Department of Housing and Urban  Development.  While the issuing agency has the primary  obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States  through  agreements  with the issuing authority which provide that, if required,  the federal  government will lend the issuer an amount equal to the  principal of and interest on the Project
Notes.

     The two  principal  classifications  of  municipal  securities  consist  of
"general  obligation"  and  "revenue"  issues.  A Fund may also  acquire  "moral obligation"  issues,  which are normally issued by special purpose  authorities.
There are, of course,  variations in the quality of municipal  securities,  both within a particular  classification and between classifications,  and the yields on  municipal  securities  depend  upon a  variety  of  factors,  including  the financial  condition of the issuer,  general  conditions of the  municipal  bond market,  the size of a particular  offering,  the maturity of the obligation and the rating of the issue.  Ratings  represent  the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized,  however, that ratings are general and are not absolute standards of quality,  and municipal securities with the same  maturity,  interest  rate and rating may have  different  yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase,  an issue of municipal securities may cease to

                                       33

be rated or its rating may be reduced  below the  minimum  rating  required  for purchase.  The advisor will  consider such an event in  determining  whether the
Fund should continue to hold the obligation.

     An issuer's  obligations under its municipal  securities are subject to the provisions of  bankruptcy,  insolvency,  and other laws affecting the rights and remedies of creditors,  such as the federal  bankruptcy  code, and laws, if any, which may be enacted by Congress or state  legislatures  extending  the time for payment of principal or interest,  or both, or imposing other  constraints  upon the  enforcement of such  obligations or upon the ability of  municipalities  to levy taxes.  The power or ability of an issuer to meet its  obligations  for the payment  of  interest  on and  principal  of  its  municipal  securities  may be materially adversely affected by litigation or other conditions.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

     The  Funds  may  invest  in  the  obligations  of  supranational  agencies.
Supranational  agencies rely on  participating  countries (which may include the
United States) for funds. Some  supranationals,  such as the International  Bank for Reconstruction and Development (the "World Bank"),  have the right to borrow from participating countries,  including the United States. Other supranationals must request funds from participating countries;  however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

     PREFERRED STOCK

     Preferred  stocks,  like  debt  obligations,   are  generally  fixed-income
securities.  Shareholders of preferred stocks normally have the right to receive dividends  at a fixed  rate  when  and as  declared  by the  issuer's  board  of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative  dividends  usually must be paid prior to  shareholders of common stock  receiving any dividends.  Because  preferred stock dividends must be paid before common stock dividends,  preferred stocks generally entail less risk than common stocks.  Upon  liquidation,  preferred stocks are entitled to a specified liquidation preference,  which is generally the same as the par or stated value, and are  senior in right of  payment  to common  stock.  Preferred  stocks  are, however,  equity  securities in the sense that they do not represent a liability of the issuer and,  therefore,  do not offer as great a degree of  protection of capital or assurance  of  continued  income as  investments  in  corporate  debt securities.  Preferred  stocks generally are subordinated in right of payment to all debt  obligations  and creditors of the issuer,  and  convertible  preferred stocks may be subordinated to other preferred stock of the same issuer.

REAL ESTATE INVESTMENT TRUSTS

     Although no Fund will invest in real estate directly,  a Fund may invest in securities  of real estate  investment  trusts  ("REITs")  and other real estate industry companies or companies with substantial real estate investments and, as a result,  such Fund may be subject  to certain  risks  associated  with  direct ownership  of real  estate and with the real estate  industry in general.  These risks  include,  among  others:  possible  declines in the value of real estate;
possible  lack  of  availability  of  mortgage  funds;   extended  vacancies  of
properties;   risks   related  to  general   and  local   economic   conditions;
overbuilding;  increases in competition,  property taxes and operating expenses;
changes in zoning laws;  costs  resulting from the clean-up of, and liability to third parties for damages resulting from,  environmental  problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters;  limitations  on and  variations  in rents;  and  changes in interest rates.

     REITs are pooled  investment  vehicles  which  invest  primarily  in income producing  real  estate or real estate  related  loans or  interests.  REITs are generally  classified as equity REITs,  mortgage  REITs or hybrid REITs.  Equity
REITs invest the majority of their assets  directly in real  property and derive income  primarily  from the  collection of rents.  Equity REITs can also realize capital gains by selling  properties  that have  appreciated in value.  Mortgage
REITs invest the majority of their  assets in real estate  mortgages  and derive income  from the  collection  of interest  payments.  Hybrid  REITs  combine the investment strategies of Equity

                                       34

REITs  and  Mortgage  REITs.  REITs  are not  taxed  on  income  distributed  to shareholders  provided  they comply with  several  requirements  of the Internal
Revenue Code, as amended (the "Code").

REPURCHASE AGREEMENTS

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain  non-bank dealers by a Fund, the Fund's custodian,  or a  subcustodian,  will  have  custody  of,  and  will  hold  in a
segregated  account,   securities  acquired  by  the  Fund  under  a  repurchase
agreement.  Repurchase  agreements  are  contracts  under  which  the buyer of a security  simultaneously  commits  to resell  the  security  to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the  Securities  and  Exchange  Commission  (the "SEC") to be loans by the Fund.
Repurchase agreements may be entered into with respect to securities of the type in which  the Fund may  invest  or  government  securities  regardless  of their remaining  maturities,  and will require that additional securities be deposited with the  Fund's  custodian  or  subcustodian  if the  value  of the  securities purchased  should  decrease  below their  resale  price.  Repurchase  agreements involve  certain risks in the event of default or insolvency by the other party, including  possible delays or  restrictions  upon a Fund's ability to dispose of the underlying  securities,  the risk of a possible  decline in the value of the underlying  securities  during  the  period in which a Fund  seeks to assert its rights to them, the risk of incurring  expenses  associated with asserting those rights  and the risk of losing  all or part of the  income  from the  repurchase agreement.  A Fund's advisor or subadvisor reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

     A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities,  including  repurchase  agreements which have a maturity of longer  than seven  days,  time  deposits  maturing  in more than seven days and securities  that are  illiquid  because of the  absence  of a readily  available market or legal or contractual  restrictions on resale or other factors limiting the marketability of the security.  Repurchase  agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically,  illiquid  securities  have  included  securities  subject to contractual  or  legal  restrictions  on  resale  because  they  have  not  been registered under the Securities Act of 1933, as amended (the "Securities  Act"), securities which are otherwise not readily marketable and repurchase  agreements having a maturity  of longer  than seven  days.  Securities  which have not been registered  under the  Securities  Act are referred to as private  placements or restricted  securities  and are  purchased  directly  from the  issuer or in the secondary market. Unless subsequently  registered for sale, these securities can only be sold in privately  negotiated  transactions  or pursuant to an exemption from registration. The Funds do not typically hold a significant amount of these restricted or other illiquid  securities  because of the potential for delays on resale and  uncertainty in valuation.  Limitations on resale may have an adverse effect on the  marketability  of  portfolio  securities,  and the Funds might be unable to dispose of  restricted  or other  illiquid  securities  promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within  seven  days.  The Funds  might  also have to  register  such  restricted securities  in order to dispose of them  resulting  in  additional  expense  and delay.  Adverse  market  conditions  could  impede  such a  public  offering  of securities.

     In recent years,  however, a large  institutional  market has developed for certain  securities  that are not registered  under the Securities Act including
repurchase   agreements,   commercial  paper,   foreign  securities,   municipal
securities and corporate bonds and notes.  Institutional  investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.  The fact that there are  contractual or legal  restrictions on resale to the general public or to  certain  institutions  may  not be  indicative  of  the  liquidity  of  such investments.

     The SEC has  adopted  Rule 144A of the  Securities  Act which  allows for a broader  institutional  trading  market  for  securities  otherwise  subject  to restriction  on resale to the  general  public.  Rule 144A  establishes  a "safe harbor" from the registration  requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such  restricted  securities  will be  considered  to be  illiquid  for purposes of a Fund's  limitations on investments in illiquid  securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's advisor or subadvisor has determined  such  securities to be liquid because such securities are eligible for resale

                                       35

pursuant to Rule 144A and are  readily  saleable.  To the extent that  qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

     A Fund  may  sell  over-the-counter  ("OTC")  options  and,  in  connection therewith,  earmark or segregate assets to cover its obligations with respect to
OTC  options  written  by the Fund.  The  assets  used as cover for OTC  options written by a Fund will be considered illiquid unless the OTC options are sold to qualified  dealers  who agree  that the Fund may  repurchase  any OTC  option it writes at a maximum  price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written  subject to this procedure would be  considered  illiquid  only to the extent that the maximum  repurchase  price under the formula exceeds the intrinsic value of the option.

     The Fund's applicable  subadvisor or the advisor will monitor the liquidity of  restricted  securities  for  the  Fund it  manages.  In  reaching  liquidity decisions, the following factors are considered:  (1) the unregistered nature of the security;  (2) the frequency of trades and quotes for the security;  (3) the number of dealers  wishing to  purchase or sell the  security  and the number of other  potential  purchasers;  (4) dealer  undertakings  to make a market in the security and (5) the nature of the  security  and the nature of the  marketplace trades  (e.g.,  the time  needed  to  dispose  of the  security,  the  method of soliciting offers and the mechanics of the transfer).

     Private Placement  Commercial  Paper.  Commercial paper eligible for resale under  Section  4(2)  of  the  Securities  Act is  offered  only  to  accredited investors.  Rule 506 of  Regulation  D in the  Securities  Act lists  investment companies as accredited investors.

     Section  4(2)  paper not  eligible  for  resale  under  Rule 144A under the
Securities  Act shall be  deemed  liquid if (1) the  Section  4(2)  paper is not traded flat or in default as to  principal  and  interest;  (2) the Section 4(2)
paper is rated  in one of the two  highest  rating  categories  by at least  two nationally recognized statistical rating organizations ("NRSROs"), or if only on
NRSRO rates the  security,  it is rated in one of the two highest  categories by that  NRSRO;  and (3) the  advisor or  subadvisor  believes  that,  based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the
Fund has valued the security.

REVERSE REPURCHASE AGREEMENTS

     A Fund may engage in reverse repurchase  agreements to facilitate portfolio liquidity,  a practice  common in the mutual  fund  industry,  or for  arbitrage transactions  discussed below. In a reverse repurchase  agreement,  a Fund would sell a security  and enter into an  agreement  to  repurchase  the security at a specified future date and price. A Fund generally  retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse  repurchase  agreement,  it may be  considered  a borrowing  (see
"Borrowing").  When required by guidelines of the SEC, a Fund will  segregate or earmark  permissible  liquid assets to secure its  obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain  segregated  or earmarked  liquid assets with an approved custodian having a value not less than the repurchase  price (including  accrued interest).  The segregated or earmarked  liquid assets will be  marked-to-market daily and additional  assets will be segregated or earmarked on any day in which the assets fall below the  repurchase  price (plus accrued  interest).  A Fund's liquidity  and ability to manage its assets might be affected when it sets aside cash or  portfolio  securities  to cover such  commitments.  Reverse  repurchase agreements involve the risk that the market value of the securities  retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase  agreement files for bankruptcy or becomes  insolvent,  such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's  obligation to repurchase the securities,  and the Fund's use of  the  proceeds  of  the  reverse  repurchase  agreement  may  effectively  be
restricted  pending  such  determination.   Reverse  repurchase  agreements  are
considered to be borrowings under the 1940 Act.

SHORT SELLING OF SECURITIES

     A Fund may engage in short  sales if at the time of the short sale the Fund owns or has the right to obtain without  additional  cost an equal amount of the security being sold short. This investment technique is

                                       36

known as a short  sale  "against  the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short  sale as a hedge,  when it  believes  that the  price  of a  security  may decline,  causing a decline in the value of a  security  owned by the Fund (or a security convertible or exchangeable for such security),  or when the Fund wants to sell the security at an attractive  current  price.  In such case, any future losses  in the  Fund's  long  position  should  be offset by a gain in the short position and,  conversely,  any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the  security  sold short  relative to the amount the Fund owns.  There will be certain  additional  transaction  costs associated with short  sales  against the box.  For tax  purposes a Fund that enters into a short sale "against the box" may be treated as having made a  constructive  sale of an "appreciated  financial  position" causing the Fund to realize a gain (but not a loss).

SMALL COMPANY AND EMERGING GROWTH STOCKS

     Investing in  securities  of  small-sized,  including  micro-capitalization companies  and  emerging  growth  companies,  may  involve  greater  risks  than investing  in the  stocks  of  larger,  more  established  companies,  including
possible  risk  of  loss.  Also  because  these   securities  may  have  limited
marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth  companies  normally have fewer shares  outstanding  than larger companies,  it may be  more  difficult  for a Fund  to buy or  sell  significant numbers of such  shares  without an  unfavorable  impact on  prevailing  prices.
Small-sized  and  emerging  growth  companies  may have limited  product  lines, markets or  financial  resources  and may lack  management  depth.  In addition, small-sized  and  emerging  growth  companies  are  typically  subject  to wider variations in earnings and business prospects than are larger,  more established companies.  There is typically less publicly  available  information  concerning small-sized  and emerging  growth  companies than for larger,  more  established ones.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

     A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in
shares  of  other  exchange  traded  funds  (collectively,  "ETFs").  SPDRs  are interests  in  unit  investment  trusts.  Such  investment  trusts  invest  in a securities  portfolio that includes  substantially  all of the common stocks (in substantially  the same weights) as the common  stocks  included in a particular
Standard & Poor's  Index such as the S&P 500.  SPDRs are traded on the  American
Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance  of the  designated  S&P  Index  due  to  reductions  in the  SPDRs'
performance attributable to transaction and other expenses,  including fees paid by the SPDR to service  providers.  SPDRs  distribute  dividends  on a quarterly basis.

     ETF's,  including  SPDRs,  are  not  actively  managed.  Rather,  an  ETF's objective  is  to  track  the  performance  of  a  specified  index.  Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result,  you can expect greater risk of loss
(and a  correspondingly  greater  prospect of gain) from changes in the value of the securities that are heavily  weighted in the index than would be the case if the ETF was not fully  invested in such  securities.  Because of this,  an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

SPECIAL SITUATION COMPANIES

     "Special  situation  companies"  include  those  involved  in an  actual or prospective  acquisition  or  consolidation;  reorganization;  recapitalization;
merger,  liquidation  or  distribution  of cash,  securities or other assets;  a tender or  exchange  offer;  a breakup  or  workout  of a  holding  company;  or litigation  which,  if  resolved  favorably,  would  improve  the  value  of the company's stock. If the actual or prospective  situation does not materialize as anticipated, the market price of the securities of a "special situation company"
may decline  significantly.  Therefore,  an  investment in a Fund that invests a significant  portion of its  assets in these  securities  may  involve a greater degree of risk than an  investment  in other  mutual  funds that seek  long-term growth of capital by investing in better-known, larger companies. The advisor or subadvisors  of such Funds believe,  however,  that if the advisor or subadvisor analyzes "special situation  companies"  carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth.
There can be no assurance  however,  that a special situation that exists at the time the Fund  makes  its  investment  will be  consummated  under the terms and within the time period contemplated, if it is consummated at all.

                                       37

STANDBY COMMITMENT AGREEMENTS

     A Fund may from time to time enter into standby commitment agreements. Such agreements  commit the Fund,  for a stated  period of time, to purchase a stated
amount of a security  which may be issued and sold to that Fund at the option of the issuer.  The price and coupon of the  security  are fixed at the time of the commitment.  At the  time of  entering  into  the  agreement  the Fund is paid a commitment fee,  regardless of whether or not the security ultimately is issued, which is typically  approximately  0.5% of the aggregate  purchase  price of the security  which the Fund has committed to purchase.  A Fund will enter into such agreements  only for the purpose of  investing in the  security  underlying  the commitment at a yield and price which are  considered  advantageous  to the Fund and which are unavailable on a firm commitment basis. The Fund will at all times maintain a  segregated  account  with  their  custodian  of liquid  assets in an aggregate  amount equal to the purchase price of the  securities  underlying the commitment.

     There  can  be no  assurance  that  the  securities  subject  to a  standby commitment  will be issued  and the value of the  security,  if  issued,  on the delivery date may be more or less than its purchase price. Since the issuance of the security  underlying the commitment is at the option of the issuer, the Fund will  bear the risk of  capital  loss in the  event  the  value of the  security declines and may not benefit from an  appreciation  in the value of the security during the  commitment  period if the issuer  decides  not to issue and sell the security to the Fund.

     The purchase of a security  subject to a standby  commitment  agreement and the related  commitment  fee will be recorded on the date on which the  security can  reasonably  be  expected  to be issued and the value of the  security  will thereafter be reflected in the  calculation of the Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment  fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRUCTURED PRODUCTS (See Derivative Instruments.)

SWAP AGREEMENTS (See Derivative Instruments.)

SYNTHETIC FOREIGN EQUITY SECURITIES

     The Funds may  invest in a form of  synthetic  foreign  equity  securities, referred to as international  warrants or local access  products.  International
warrants  are  financial   instruments   issued  by  banks  or  other  financial
institutions,   which  may  or  may  not  be  traded  on  a  foreign   exchange.
International  warrants are a form of derivative  security that may give holders the  right  to buy or sell an  underlying  security  or a basket  of  securities representing  an  index  from or to the  issuer  for a  particular  price or may entitle  holders  to  receive  a  cash  payment  relating  to the  value  of the underlying security or index.  International  warrants are similar to options in that they are exercisable by the holder for an underlying  security or the value of that security,  but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise,  which means that they can be exercised at any time on or before the  expiration  date of the international warrant, or European style exercise,  which means that they may be exercised only on the expiration date.  International  warrants have an exercise price, which is fixed when the warrants are issued.

     The Funds  normally  will  invest in covered  warrants,  which  entitle the holder to purchase from the issuer common stock of an  international  company or receive  a cash  payment  (generally  in U.S.  Dollars).  The  cash  payment  is calculated  according to a  predetermined  formula.  The Funds may invest in low exercise price warrants,  which are warrants with an exercise price that is very low relative to the market  price of the  underlying  instrument  at the time of issue  (e.g.,  one cent or less).  The  buyer of a low  exercise  price  warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants  gives  instructions  to exercise and the time the price of the common  stock  relating to exercise or the  settlement  date is  determined,
during  which  time  the  price  of  the   underlying   security   could  change
significantly.  In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events,  such as difficulties  relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls  by a local  jurisdiction  or changes in the laws  relating  to foreign investments.  These  events  could  lead to a  change  in the  exercise  date or settlement currency of the warrants,  or postponement of the settlement date. In some cases, if the market disruption events continue

                                       38

for a certain period of time, the warrants may become  worthless  resulting in a total loss of the purchase price of the warrants.

     The Funds will acquire  covered  warrants  issued by entities  deemed to be creditworthy  by the  Advisor,  who will  monitor  the  creditworthiness  of the issuers on an on-going basis.  Investments in these instruments involve the risk that the issuer of the  instrument  may default on its obligation to deliver the underlying  security  or cash in lieu  thereof.  These  instruments  may also be subject to liquidity  risk because there may be a limited  secondary  market for trading the warrants.  They are also subject,  like other investments in foreign securities, to foreign risk and currency risk.

     International  warrants also include equity warrants,  index warrants,  and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or  shares,  although  they  also may be  issued  as part of a rights  issue or scrip  issue.  When issued with bonds or shares,  they  usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic  warrants),  but also may be traded in different  currency  (euro-warrants).  Equity warrants are traded on a number of foreign exchanges and in over-the-counter  markets. Index warrants and interest  rate warrants are rights  created by an issuer,  typically a financial institution,  entitling the holder to purchase,  in the case of a call, or sell, in the case of a put, respectively,  an equity index or a specific bond issue or interest  rate  index at a certain  level  over a fixed  period  of time.  Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

     The Funds  also may  invest  in  long-term  options  of,  or  relating  to, international  issuers.  Long-term  options operate much like covered  warrants.
Like covered warrants,  long-term options are call options created by an issuer, typically a financial  institution,  entitling  the holder to purchase  from the issuer  outstanding  securities  of another  issuer.  Long-term  options have an initial  period of one year or more,  but generally have terms between three and five  years.  Unlike  U.S.  options,  long-term  European  options do not settle
through  a  clearing   corporation   that  guarantees  the  performance  of  the
counterparty.  Instead,  they are  traded  on an  exchange  and  subject  to the exchange's trading regulations.

     A Fund may also invest in money market  instruments  denominated in foreign currencies.  In addition to, or in lieu of, such direct  investment,  a Fund may construct a synthetic  foreign money market  position by (a)  purchasing a money market instrument  denominated in one currency,  generally U.S. dollars, and (b)
concurrently  entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different  currency on a future date and at a specified rate of exchange.  For example,  a synthetic  money market position in
Japanese  yen could be  constructed  by  purchasing  a U.S.  dollar money market instrument,  and  entering  concurrently  into a forward  contract  to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a  specified  rate of  exchange.  Because of the  availability  of a variety of highly liquid  short-term  U.S.  dollar money market  instruments,  a synthetic money market position utilizing such U.S. dollar instruments may offer greater  liquidity than direct  investment in foreign  currency and a concurrent construction of a synthetic position in such foreign currency,  in terms of both income  yield and gain or loss from  changes  in  currency  exchange  rates,  in general should be similar,  but would not be identical because the components of the alternative investments would not be identical.

WARRANTS

     Warrants  are  securities   giving  the  holder  the  right,  but  not  the
obligation,  to buy the stock of an issuer at a given  price  (generally  higher than the  value of the  stock at the time of  issuance),  on a  specified  date, during a specified period, or perpetually.  Warrants may be acquired  separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or  attached  to  securities  are not  subject  to these  restrictions.
Warrants  do not carry with them the right to  dividends  or voting  rights with respect to the securities  that they entitle their holder to purchase,  and they do not represent any rights in the assets of the issuer.  As a result,  warrants may be considered more speculative  than certain other types of investments.  In addition,  the value of a warrant does not necessarily  change with the value of the  underlying  securities,  and a warrant  ceases  to have  value if it is not exercised prior to its expiration date.

                                       39

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     When  securities  are purchased on a  "when-issued"  basis or purchased for delayed  delivery,  then payment and delivery occur beyond the normal settlement date at a stated  price and  yield.  When-issued  transactions  normally  settle within  45 days.  The  payment  obligation  and the  interest  rate that will be received on  when-issued  securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a  when-issued  or  delayed-delivery  basis,  the  yields  obtained  on  such securities may be higher or lower than the yields available in the market on the dates when the investments are actually  delivered to the buyers.  The greater a
Fund's outstanding commitments for these securities, the greater the exposure to
potential   fluctuations  in  the  net  asset  value  of  the  Fund.  Purchasing when-issued or delayed-delivery  securities may involve the additional risk that the yield or market price  available in the market when the delivery  occurs may be  higher  or the  market  price  lower  than  that  obtained  at the  time  of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery  securities, to the extent  required  by the SEC,  its  custodian  will  earmark or set aside permissible  liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will earmark or set aside portfolio securities to  satisfy a  purchase  commitment,  and in such a case a Fund may be  required subsequently to earmark or place additional  assets in the segregated  assets in order to ensure that the value of the  segregated  account  remains equal to the amount of such Fund's commitment.  It may be expected that the Fund's net assets will  fluctuate  to a greater  degree when it  earmarks or sets aside  portfolio securities to cover such purchase  commitments  than when it sets aside cash. In addition,  because the Fund will  earmark or set aside cash or liquid  portfolio securities to satisfy its purchase  commitments in the manner  described  above, such Fund's  liquidity and the ability of its advisor or subadvisor to manage it might be  affected  in the  event  its  commitments  to  purchase  "when-issued"
securities ever exceed 25% of the value of its total assets. Under normal market
conditions,   however,   a  Fund's  commitment  to  purchase   "when-issued"  or
"delayed-delivery"  securities  will not  exceed  25% of the  value of its total assets. When the Fund engages in when-issued or  delayed-delivery  transactions, it relies on the other party to consummate  the trade.  Failure of the seller to do so may result in a Fund  incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

ZERO COUPON SECURITIES,  STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS")
AND DEFERRED PAYMENT SECURITIES

     Zero coupon  securities are debt securities that pay no cash income but are sold  at  substantial  discounts  from  their  value  at  maturity.  Step-coupon securities are debt securities  that do not make regular cash interest  payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity,  its entire return,  which consists of the  amortization of discount,  comes from the difference between its purchase price and its maturity value.  This  difference  is known at the time of  purchase,  so that  investors holding  zero  coupon  securities  until  maturity  know at the  time  of  their investment  what the expected  return on their  investment will be. Certain zero coupon  securities  also are sold at  substantial  discounts from their maturity value and  provide  for the  commencement  of  regular  interest  payments  at a deferred date. Zero coupon  securities may have conversion  features.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.
Deferred  payment  securities are securities that remain zero coupon  securities until a  predetermined  date,  at which  time the  stated  coupon  rate  becomes effective and interest  becomes payable at regular  intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon  securities,  PIK bonds and deferred payment securities tend to be subject to greater  price  fluctuations  in  response  to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.
The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary  interest-paying  debt securities with similar maturities.  Zero coupon securities,  PIK bonds and deferred  payment  securities may be issued by a wide variety of corporate and governmental  issuers.  Although these  instruments are generally not traded on a national securities  exchange,  they are widely traded by brokers and dealers and, to such extent,  will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

     Current  federal  income  tax  law  requires  the  holder  of  zero  coupon securities,  certain PIK bonds and  deferred  payment  securities  acquired at a discount (such as Brady Bonds) to accrue income with respect to these

                                       40

securities  prior  to the  receipt  of  cash  payments.  Accordingly,  to  avoid liability  for  federal  income  and excise  taxes,  a fund may be  required  to distribute  income  accrued  with  respect to these  securities  and may have to dispose of portfolio securities under disadvantageous  circumstances in order to generate cash to satisfy these distribution requirements.

     The ability of the issuer to  exercise  its option to extend the ECN beyond the  initial  redemption  date can expose  investors  to  interest  rate  risks, liquidity  risks,  credit risks and  mark-to-market  risks.  Proponents of ECNs, however,  argue that the  punitive  interest  rate  which  applies if the ECN is extended  beyond  its  initial  redemption  date will  discourage  issuers  from
extending  the  notes.   Proponents  further  argue  that  the  reputation  risk
associated  with the decision to extend an ECN obligation  will prevent  issuers from extending the notes,  provided that the issuer is not in extreme  financial distress.  A Fund will perform due  diligence  from both a credit and  portfolio structure perspective before investing in ECNs.

     Municipal Securities.  Municipal securities include debt obligations issued by governmental  entities to obtain funds for various public  purposes,  such as the  construction  of a wide  range  of  public  facilities,  the  refunding  of outstanding  obligations,  the payment of general  operating  expenses,  and the extension of loans to other public institutions and facilities.

     Other types of municipal  securities  include short-term General Obligation
Notes, Tax Anticipation  Notes, Bond Anticipation  Notes,  Revenue  Anticipation
Notes, Project Notes,  Tax-Exempt Commercial Paper,  Construction Loan Notes and
other forms of short-term  tax-exempt  loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Project Notes are issued by a state or local housing agency and are sold by the  Department of Housing and Urban  Development.  While the issuing agency has the primary  obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States  through  agreements  with the issuing authority which provide that, if required,  the federal  government will lend the issuer an amount equal to the  principal of and interest on the Project
Notes.

     The two  principal  classifications  of  municipal  securities  consist  of
"general obligation" and "revenue" issues.  There are, of course,  variations in the quality of municipal securities, both within a particular classification and between  classifications,  and the yields on municipal  securities depend upon a variety of factors,  including  the financial  condition of the issuer,  general conditions of the municipal bond market, the size of a particular offering,  the maturity of the  obligation and the rating of the issue.  Ratings  represent the opinions of an NRSRO as to the  quality of  municipal  securities.  It should be emphasized,  however, that ratings are general and are not absolute standards of quality,  and municipal  securities  with the same  maturity,  interest rate and rating  may  have  different  yields,  while  municipal  securities  of the same maturity  and  interest  rate with  different  ratings  may have the same yield.
Subsequent to purchase,  an issue of municipal  securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The advisor  will  consider  such an event in  determining  whether  the Fund should continue to hold the obligation.

     An issuer's  obligations under its municipal  securities are subject to the provisions of  bankruptcy,  insolvency,  and other laws affecting the rights and remedies of creditors,  such as the federal  bankruptcy  code, and laws, if any, which may be enacted by Congress or state  legislatures  extending  the time for payment of principal or interest,  or both, or imposing other  constraints  upon the  enforcement of such  obligations or upon the ability of  municipalities  to levy taxes.  The power or ability of an issuer to meet its  obligations  for the payment  of  interest  on and  principal  of  its  municipal  securities  may be materially adversely affected by litigation or other conditions.

     Strip  Bonds.  Strip bonds are debt  securities  that are stripped of their interest (usually by a financial  intermediary) after the securities are issued.
The market value of these  securities  generally  fluctuates more in response to changes  in  interest  rates  than  interest  paying  securities  of  comparable maturity.

                                       41

TEMPORARY INVESTMENTS

     Generally,  each of the Funds will be fully invested in accordance with its investment  objective  and  strategies.  However,  pending  investment  of  cash balances or for anticipated redemptions,  or if a Fund's advisor (or subadvisor)
believes that business,  economic,  political or financial conditions warrant, a
Fund  may  invest  without  limit  in cash or  money  market  cash  equivalents, including:  (1) short-term  U.S.  Government  securities;  (2)  certificates  of
deposit,   bankers'  acceptances,   and  interest-bearing  savings  deposits  of
commercial banks; (3) prime quality commercial paper; (4) repurchase  agreements covering any of the  securities in which the Fund may invest  directly;  and (5)
subject to the limits of the 1940 Act, shares of other investment companies that invest in  securities  in which the Fund may invest.  Should this occur,  a Fund will not be pursuing its  investment  objective  and may miss  potential  market upswings.

                             INVESTMENT RESTRICTIONS

INVESTMENT OBJECTIVES

     There can be no assurance that the Funds will achieve their objectives. The
Funds'  investment  objectives and policies,  and their  associated  risks,  are discussed  above and in the Funds'  Prospectus,  which should be read  carefully before an investment is made. All investment  objectives and investment policies not  specifically  designated as fundamental may be changed without  shareholder approval.  Additional information about the Funds and their policies is provided below.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment  restrictions set forth below have been adopted by the Trust as fundamental  policies that cannot be changed without the affirmative  vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds. All other investment policies or practices of the Funds are considered by the Trust  non-fundamental  and,  accordingly,  may be changed without shareholder  approval.  For purposes of the 1940 Act, a "majority of the outstanding  voting securities" means the lesser of the vote of: (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding  shares of the Fund are present or represented by proxy, or (ii)
more than 50% of the shares of a Fund.

Each Fund may not:

     (1)  borrow money or issue senior  securities,  except as the 1940 Act, any rules or orders thereunder, or U.S. Securities and Exchange Commission
          ("SEC") staff interpretation thereof, may permit;

     (2)  underwrite the securities of other issuers,  except that it may engage in transactions  involving the  acquisition,  disposition or resale of
          its  portfolio   securities  under   circumstances  where  it  may  be
          considered to be an  underwriter  under the Securities Act of 1933, as amended (the "1933 Act");

     (3)  purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or  otherwise  engage in  transactions  in real  estate  or  interests therein, or investing in securities that are secured by real estate or interests therein;

     (4)  make loans,  provided that this  restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to  broker/dealers  or institutional  investors and  investing  in  loans,  including  assignments  and  participation interests;

     (5)  make investments that will result in the  concentration  (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff  interpretation  thereof) of its total assets in  securities  of
          issuers  in  any  one  industry  (other  than  securities   issued  or
          guaranteed by the

                                       42

          U.S.  government  or any  of  its  agencies  or  instrumentalities  or securities of other investment companies); and

     (6)  purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder,  unless acquired as a result  of  ownership  of  securities  or other  instruments  and provided that this restriction does not prevent the Fund from engaging in  transactions  involving  futures  contracts and options thereon or investing in securities that are secured by physical commodities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectus,  each Fund will be subject to the following investment restrictions, which are considered  non-fundamental and may be changed by the Trust's Board of
Trustees (the "Board") without shareholder approval.

     (1)  Each Fund may not invest more than 15% of its respective net assets in securities that it cannot sell or dispose of in the ordinary course of business  within  seven days at  approximately  the value at which the
          Fund has valued the investment.

     (2)  Each  Fund is  permitted  to  invest  in other  investment  companies, including open-end,  closed-end or unregistered  investment companies, either  within the  percentage  limits set forth in the 1940 Act,  any rule or order  thereunder,  or SEC staff  interpretation  thereof,  or without  regard  to  percentage  limits in  connection  with a merger, reorganization, consolidation or other similar transaction.

PORTFOLIO TURNOVER

     The  portfolio  turnover  rate for each Fund is  calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  High  portfolio  turnover  rates will  generally  result in  higher  brokerage  expenses,  and may  increase  the volatility of a Fund.

INSURANCE LAW RESTRICTIONS

     In  connection  with the  Trust's  agreement  to sell  shares  to  separate accounts to fund benefits  payable under  variable life  insurance  policies and variable  annuity  contracts,  GFWM and the  insurance  companies may enter into agreements,  required by certain state  insurance  departments,  under which the
GFWM may  agree to use  their  best  efforts  to  assure  and  permit  insurance companies to monitor that each Fund of the Trust  complies  with the  investment restrictions and limitations  prescribed by state insurance laws and regulations applicable  to the  investment  of separate  account  assets in shares of mutual funds. If a Fund failed to comply with such  restrictions  or  limitations,  the separate  accounts would take appropriate  action which might include ceasing to make  investments  in the  Fund or  withdrawing  from  the  state  imposing  the limitation.  Such  restrictions  and  limitations  are  not  expected  to have a significant impact on the Trust's operations.

                               MAJOR SHAREHOLDERS

     A principal shareholder is any person who owns of record or beneficially 5%
or more of the  outstanding  shares of any of the Funds.  As of August 25, 2008, for organizational  purposes,  Genworth  Financial Wealth  Management,  Inc. the
Funds'  investment  advisor,  owned of record  100% of the shares of each of the
Funds. Accordingly, as of August 25, 2008, Genworth Financial Wealth Management,
Inc. owned a controlling  interest in each of the Funds. A control person is one who owns  beneficially  or  through  controlled  companies  more than 25% of the voting securities of a company or acknowledges the existence of control.

                                       43

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted a policy and procedures relating to the disclosure of the Funds' portfolio holdings information (the "Policy").  Generally, the Policy restricts  the  disclosure  of  portfolio  holdings  data to certain  persons or entities,  under certain conditions.  In all cases, the Trust's Chief Compliance
Officer (or designee) is responsible  for authorizing the disclosure of a Fund's portfolio holdings and the Funds do not accept  compensation or consideration of
any  sort  in  return  for  the  preferential   release  of  portfolio  holdings
information.  Any such  disclosure is made only if  consistent  with the general anti-fraud provisions of the federal securities laws and the Advisor's fiduciary duties to its clients, including the Funds.

     The  Trust's  Chief  Compliance  Officer  and  staff  are  responsible  for monitoring the disclosure of portfolio  holdings  information  and ensuring that any such  disclosures  are made in  accordance  with the Policy.  The Board has, through the adoption of the Policy,  delegated the day-to-day  monitoring of the disclosure of portfolio holdings  information to the Advisor's compliance staff.
The Board  receives  reports  from the Advisor with respect to the status of the disclosure  of  the  Funds'  portfolio  holdings  information  and  the  overall effectiveness of the Policy,  in order to ensure that the disclosures are in the best  interest  of the  shareholders  and to address any  conflicts  between the shareholders of the Funds and those of the Advisor or any other affiliate of the
Funds.

     In  accordance  with the  Policy,  each Fund will  disclose  its  portfolio holdings  periodically,  to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund's portfolio  holdings with the SEC  semi-annually  on Form N-CSR and following the
Fund's first and third fiscal quarters, on Form N-Q. These filings are available to the public  through  the EDGAR  Database  on the SEC's  Internet  website at:
http://www.sec.gov. The Funds also will post their respective portfolio holdings on their website 30 days after each month end.

     The Policy  provides that a Fund's  portfolio  holdings  information may be released to selected third parties only when the Fund has a legitimate  business purpose for doing so and the recipients are subject to a duty of confidentiality
(including  appropriate  related  limitations  on trading),  either  through the nature  of their  relationship  with  the  Funds or  through  a  confidentiality agreement.

     Under  the  Policy,  the  Funds  also may share  their  portfolio  holdings information  with  certain  primary  service  providers  that have a  legitimate business  need  for  such  information,  including,  but  not  limited  to,  the custodian,  administrator,  proxy voting vendor, consultants, legal counsel, and independent  registered public accounting firm. The Trust's service arrangements with  each  of  these  entities  include  a duty of  confidentiality  (including appropriate  limitations on trading)  regarding  portfolio holdings data by each service provider and its employees,  either by law or by contract.  In addition, because the Funds are managed using a multi-manager  approach, the Advisor will, from time to time, add or replace  subadvisors to the Funds. In these instances, a Fund's portfolio  holdings may be disclosed in advance  (typically 10-20 days)
to the incoming subadvisor to allow the subadvisor to implement as streamlined a transition as possible.

                                       44

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES  WHO ARE NOT  INTERESTED  PERSONS  (AS  DEFINED IN THE 1940 ACT) OF THE
TRUST

                                                                                   NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                 IN FUND
                        POSITION(S)       TRUST -                                   COMPLEX            OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY   DIRECTORSHIPS HELD
  AND YEAR OF BIRTH        TRUST        TIME SERVED    DURING PAST FIVE YEARS       TRUSTEE         BY TRUSTEE

David M. Dunford        Independent     Indefinite    Retired; formerly,               9        Director, Bank of
c/o Genworth              Trustee          term       Senior Vice President,                    Cape Cod.
Variable Insurance                                    Merrill Lynch Insurance
Trust                                   Since 2008    Group (1989 - 2001).
2300 Contra Costa
Boulevard
Suite 600
Pleasant Hill, CA
94523-3967
Year of Birth: 1949

Paul S. Feinberg        Independent     Indefinite    Retired; formerly,               9        Director, Blue
c/o Genworth              Trustee          term       Executive Vice President                  Large Cap Fund and
Variable Insurance                                    and General Counsel,                      Blue Small Cap
Trust                                   Since 2008    CitiStreet Associates                     Fund.
2300 Contra Costa                                     LLC (insurance agency),
Boulevard                                             CitiStreet Equities LLC
Suite 600                                             (broker-dealer),
Pleasant Hill, CA                                     CitiStreet Financial
94523-3967                                            Services LLC (registered
Year of Birth: 1942                                   investment adviser) and
                                                      CitiStreet Funds
                                                      Management LLC
                                                      (registered investment
                                                      adviser) (1990 - 2005)
                                                      and President,
                                                      CitiStreet Funds, Inc.
                                                      (2000 - 2005).
John A. Fibiger         Independent     Indefinite    Retired.                         9        Trustee, Genworth
c/o Genworth              Trustee          term                                                 Contra Fund;
Variable Insurance                                                                              Director, Fidelity
Trust                                   Since 2008                                              Life Association
2300 Contra Costa                                                                               (life insurance
Boulevard                                                                                       company);
Suite 600                                                                                       Director, Members
Pleasant Hill, CA                                                                               Mutual Holding
94523-3967                                                                                      Company.
Year of Birth: 1932

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF
THE TRUST

                                       45

                                                                                  NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                IN FUND
                        POSITION(S)       TRUST -                                  COMPLEX             OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    DIRECTORSHIPS HELD
  AND YEAR OF BIRTH        TRUST        TIME SERVED    DURING PAST FIVE YEARS      TRUSTEE          BY TRUSTEE

Gurinder S.               Trustee       Indefinite    President, CEO of               9         Centurion
Ahluwalia                                  term       Genworth Financial                        Capital
c/o Genworth                                          Asset Management (2000                    Group Inc.;
Variable Insurance                      Since 2008    - present); Senior VP                     Centurion
Trust                                                 of GE Financial                           Financial Advisers
2300 Contra Costa                                     Assurance (2002 -                         Inc.; Genworth
Boulevard                                             2004); Chief Risk                         Financial
Suite 600                                             Officer, GE Edison Life                   Trust
Pleasant Hill, CA                                     (2000 - 2002).                            Company; AssetMark
94523-3967                                                                                      Investment
Year of Birth: 1965                                                                             Services, Inc..

Geoffrey S. Stiff         Trustee       Indefinite    Senior Vice President           9         American
c/o Genworth                               Term       of Product Development                    Agriculturist
Variable Insurance                                    of Genworth Financial,                    Services, Inc.;
Trust                                   Since 2008    Inc. (2007 - present).                    Assigned
2300 Contra Costa                                     Prior to that, Mr.                        Settlement, Inc.;
Boulevard                                             Stiff held various                        Capital Brokerage
Suite 600                                             executive positions                       Corporation;
Pleasant Hill, CA                                     within the Genworth                       Genworth Financial
94523-3967                                            Financial, Inc. group                     Agency, Inc.;
Year of Birth: 1952                                   of companies since 1993.                  Genworth Financial
                                                                                                Group Retirement,
                                                                                                Inc.;
                                                                                                Genworth Life &
                                                                                                Annuity Insurance
                                                                                                Company;
                                                                                                Genworth Life
                                                                                                Insurance Company
                                                                                                of NY;
                                                                                                HGI Annuity
                                                                                                Service
                                                                                                Corporation;
                                                                                                Mayflower
                                                                                                Assignment
                                                                                                Corporation;
                                                                                                Security Funding
                                                                                                Corporation;
                                                                                                United Pacific
                                                                                                Structured
                                                                                                Settlement Company

                                       46

                                                                                  NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                IN FUND
                        POSITION(S)       TRUST -                                  COMPLEX             OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    DIRECTORSHIPS HELD
  AND YEAR OF BIRTH        TRUST        TIME SERVED    DURING PAST FIVE YEARS      TRUSTEE          BY TRUSTEE

Carrie E. Hansen         President      1-Year term   President, AssetMark           N/A                N/A
c/o Genworth                                          Funds (2008 - present);
Variable Insurance                      Since 2008    Senior Vice President,
Trust                                                 Chief Operations
2300 Contra Costa                                     Officer and Chief
Boulevard                                             Compliance Officer
Suite 600                                             Genworth Financial
Pleasant Hill, CA                                     Wealth Management, Inc.
94523-3967                                            (2007 - present);
Year of Birth: 1970                                   Senior Vice President
                                                      and Managing Director,
                                                      AssetMark Funds. (2007
                                                      - present); Senior Vice
                                                      President and CFO/CCO,
                                                      AssetMark Investment
                                                      Services, Inc. (2004 -
                                                      2007); Vice President
                                                      and CFO/Director of
                                                      Operations, AssetMark
                                                      Investment
                                                      Services Inc.
                                                      (2000 - 2004).

Christine                Secretary      1-Year term   Secretary, AssetMark           N/A                N/A
Villas-Chernak                                        Funds (2006 - present);
c/o Genworth                            Since 2008    Senior Compliance
Variable Insurance                                    Officer, Genworth
Trust                                                 Financial Wealth
2300 Contra Costa                                     Management, Inc. (2005
Boulevard                                             - present); Fund
Suite 600                                             Administration &
Pleasant Hill, CA                                     Compliance Manager,
94523-3967                                            AssetMark Investment
Year of Birth:  1968                                  Services, Inc. (2004 -
                                                      2005); Fund
                                                      Administration &
                                                      Compliance Specialist,
                                                      AssetMark
                                                      Investment Services,
                                                      Inc. (2002 - 2004).

                                       47

                                                                                  NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                        OFFICE WITH                                IN FUND
                        POSITION(S)       TRUST -                                  COMPLEX             OTHER
   NAME, ADDRESS,        HELD WITH       LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    DIRECTORSHIPS HELD
  AND YEAR OF BIRTH        TRUST        TIME SERVED    DURING PAST FIVE YEARS      TRUSTEE          BY TRUSTEE

Deborah Djeu           Vice             1-Year Term   Vice President, Chief          N/A                N/A
c/o Genworth           President,                     Compliance Officer and
Variable Insurance     Chief            Since 2008    AML Compliance
Trust                  Compliance                     Officer (2008 -
2300 Contra Costa      Officer and                    present) and Deputy
Boulevard              AML                            Chief Compliance
Suite 600              Compliance                     Officer (2007 - 2008),
Pleasant Hill, CA      Officer                        AssetMark Funds;
94523-3967                                            Compliance Manager, GE
Year of Birth: 1962                                   Money (2006 - 2007);
                                                      Vice President, Wells
                                                      Fargo Investments LLC
                                                      (2004 - 2006); Senior
                                                      Enforcement Attorney,
                                                      Pacific Exchange (2002
                                                      - 2004).

Danell J. Doty         Vice             1-Year Term   Vice President and             N/A                N/A
c/o Genworth           President                      Treasurer, AssetMark
Variable Insurance     and              Since 2008    Funds (2008 - present);
Trust                  Treasurer                      Director of Fund
2300 Contra Costa                                     Administration of
Boulevard                                             Genworth Financial
Suite 600                                             Wealth Management, Inc.
Pleasant Hill, CA                                     (2008 - present);
94523-3967                                            Consultant to Barclays
Year of Birth: 1963                                   Global Investors (2007
                                                      - 2008); Fund Chief
                                                      Compliance Officer,
                                                      Barclays Global
                                                      Investors (2004 -
                                                      2007); Head of Mutual
                                                      Fund Administrator,
                                                      Barclays Global
                                                      Investors (1999 - 2004).

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the  operation  of the Trust,  and  directs  the  officers  to perform the daily functions of the Trust.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has two standing committees, as described below:

     Audit  Committee.  The Audit Committee is responsible for advising the full
Board with respect to accounting,  auditing and financial  matters affecting the
Trust and will meet at least once annually.  The Audit Committee is comprised of all of the Independent  Trustees as follows:  Mr. Dunford,  Mr. Feinberg and Mr.
Fibiger. The Audit Committee has held one organizational meeting.

     Nominating  and  Governance   Committee.   The  Nominating  and  Governance
Committee is responsible for seeking and reviewing  candidates for consideration as nominees to serve as Trustees,  as is considered necessary from time to time;
determining  the  composition  of the Board and its  committees;  monitoring the

                                       48

process to assess Board effectiveness and developing and implementing governance policies.  The Nominating and Governance Committee has not met, but will meet as often as is necessary to discharge its functions.  The Nominating and Governance
Committee  is  comprised  of all of the  Independent  Trustees as  follows:  Mr.
Dunford,  Mr.  Feinberg and Mr.  Fibiger.  Shareholders  who wish to recommend a nominee  should  send  nominations  to  the  Secretary  of the  Fund,  including biographical  information  and  qualifications  of  the  proposed  nominee.  The
Nominating and Governance  Committee may request  additional  information deemed reasonably necessary for the Committee to evaluate such nominee.

OWNERSHIP OF SHARES OF THE FUNDS

     As of August 25, 2008,  none of the Trustees or officers of the Trust owned shares of any of the Funds.

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISOR, SUBADVISORS OR DISTRIBUTOR

     As of December 31, 2007, the Trustees did not own any securities  issued by the  Advisor,  the  Distributor  or a  subadvisor,  or any company  controlling, controlled by or under common  control with the Advisor,  the  Distributor  or a subadvisor.

COMPENSATION OF TRUSTEES

     For their  service as  Trustees  of the  Trust,  the  Independent  Trustees
receive a retainer  fee of $25,000  per year and  $2,000 per  in-person  meeting attended,  as well as  reimbursement  for expenses  incurred in connection  with attendance at such meetings. The Independent Trustees also receive $500 for each telephonic meeting in which they participate. The Advisor, based upon a pro rata share  for the Funds for which it acts as  investment  advisor,  reimburses  the
Trust for fees and expenses paid to Trustees who are  interested  persons of the
Trust and who are employees of an advisor or its  affiliates.  The  Compensation
Table  below  sets  forth the  estimated  total  compensation  to be paid to the
Trustees of the Trust,  before  reimbursement  of expenses,  for the fiscal year ending December 31, 2008. Trust officers receive no compensation  from the Trust in their capacity as officers.

     The  Trust  does not  maintain  any  pension  or  retirement  plans for the
Officers or Trustees of the Trust.

                                                PENSION RETIREMENT
                               AGGREGATE        BENEFITS ACCRUED AS      ESTIMATED ANNUAL
                           COMPENSATION FROM       PART OF TRUST          BENEFITS UPON        TOTAL COMPENSATION
    NAME OF TRUSTEE            THE TRUST             EXPENSES               RETIREMENT           FOR THE COMPLEX

Gurinder S. Ahluwalia            None                  None                    None                    None
Geoffrey S. Stiff                None                  None                    None                    None
David M. Dunford               $31,000                 None                    None                  $31,000
Paul S. Feinberg               $31,000                 None                    None                  $31,000
John A. Fibiger                $31,000                 None                    None                  $31,000

CODES OF ETHICS

     Federal  law  requires  the  Trust,   each  of  its   investment   advisor,
subadvisors, and principal underwriter to adopt codes of ethics which govern the personal  securities  transactions of their respective  personnel.  Accordingly, each such entity has adopted a code of ethics pursuant to which their respective
personnel  may  invest  securities  for  their  personal   accounts   (including
securities  that may be purchased  or held by the Trust).  Copies of the Code of
Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

     Federal  law  requires  the Trust and each of its  investment  advisor  and
subadvisor  to  adopt   procedures   for  voting   proxies  (the  "Proxy  Voting
Guidelines")  and to provide a summary of those Proxy Voting  Guidelines used to vote the securities held by a Fund. The summary of such Proxy Voting  Guidelines is attached as

                                       49

Appendix C to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

     The Trust pays the  compensation  of the Trustees who are not  employees of
Genworth or its  affiliates,  and all expenses  (other than those assumed by the
Advisor),  including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust;  investment advisory fees and any Rule 12b-1 fees;  fees under the Trust's  Fund  Administration  and
Transfer Agency  Agreement which includes the expenses of calculating the Funds'
net asset values; fees and expenses of independent certified public accountants, land legal  counsel of the Trust and to the  independent  Trustees;  expenses of
preparing,   printing,  and  mailing  shareholders'   reports,   notices,  proxy
statements,  and  reports to  governmental  offices  and  commissions;  expenses connected with the execution,  recording,  and settlement of portfolio  security transactions;  short  sale  dividend  expenses;  insurance  premiums;  fees  and
expenses  of  the  custodian  for  all  services  to  the  Trust;   expenses  of
shareholders' meetings; and expenses relating to the issuance, registration, and qualification  of shares of the Trust. The Advisor may, from time to time, agree to voluntarily or contractually  waive advisory fees, and if necessary reimburse expenses,  in order to limit total  operating  expenses for certain Funds and/or classes,  as described  below.  These expense  limitations  apply to the classes described;  if a  particular  class  is  not  referenced,  there  is no  expense limitation for that class.

INVESTMENT ADVISOR

     Genworth  Financial  Wealth  Management,  Inc. ("GFWM" or the "Advisor") is
located at 2300 Contra Costa  Boulevard,  Suite 600,  Pleasant Hill,  California
94523.  GFWM is a  wholly-owned,  indirect  subsidiary  of Genworth,  a publicly traded company.  Genworth is one of the largest insurance and financial services holding  companies  in the United  States,  and has an  expanding  international presence.  Headquartered  in Richmond,  Virginia,  Genworth  serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

     Under the Investment Advisory Agreement (the "Advisory Agreement") with the
Trust,  GFWM manages the Funds in  accordance  with the policies and  procedures established by the Trustees.

     GFWM manages the day-to-day  investments  of the assets of the Funds.  GFWM also pays the  compensation  of the  officers of the Trust  employed by GFWM and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by GFWM and its affiliates.  GFWM also  furnishes,  at its own expense, all necessary  administrative  services,  office space, equipment,  and clerical personnel  for  servicing  the  investments  of the  Trust and  maintaining  its investment  advisory  facilities,  and executive and  supervisory  personnel for managing the investments and effecting the portfolio  transactions of the Trust.
In addition,  GFWM pays, out of its legitimate  profits,  broker-dealers,  trust companies,  transfer  agents and other  financial  institutions  in exchange for their  selling of shares of the  Trust's  series or for  recordkeeping  or other shareholder related services.

     The Advisory Agreement also specifically  provides that GFWM, including its directors,  officers,  and  employees,  shall  not be  liable  for any  error of judgment,  or mistake of law, or for any loss arising out of any investment,  or for any act or omission in the execution and management of the Trust, except for willful  misfeasance,  bad faith, or gross  negligence in the performance of its duties,  or by reason of reckless  disregard of its obligations and duties under the  Advisory  Agreement.  The  Advisory  Agreement  continues  in effect for an initial period of two years and  thereafter  shall  continue  automatically  for successive annual periods provided such continuance is specifically  approved at least  annually by the  Trustees,  or by vote of a majority  of the  outstanding voting  securities  of the Trust,  and,  in either  case,  by a majority  of the
Trustees who are not parties to the Agreement or interested  persons of any such party.  The  Advisory  Agreement  terminates  automatically  in the event of its
"assignment," as defined under the 1940 Act. It may be terminated as to the Fund without  penalty by vote of a majority of the outstanding  voting  securities of the Funds,  or by either  party,  on not less than 60 days written  notice.  The
Advisory  Agreement  further  provides that GFWM may render similar  services to others.

                                       50

     Subject to the supervision of the Advisor and the Trustees, each subadvisor manages a Fund's assets in accordance with such Fund's investment  objective and policies.  Each subadvisor shall make investment decisions for such Fund, and in connection with such investment decisions,  shall place purchase and sell orders for securities.

     Each subadvisor  provides investment advisory services to one or more Funds pursuant  to  a  Subadvisory  Agreement.  Each  of  the  Subadvisory  Agreements
specifically  provides that the subadvisor  shall not be liable for any error of judgment,  or mistake of law, or for any loss arising out of any investment,  or for any act or omission in the execution and management of the Fund,  except for willful  misfeasance,  bad faith, or gross  negligence in the performance of its duties,  or by reason of reckless  disregard of its obligations and duties under such  Agreement.  After an  initial  period  of not more  than two  years,  each
Subadvisory  Agreement  must be  approved  each  year by the  Trust's  board  of trustees or by shareholders  in order to continue.  Each  Subadvisory  Agreement terminates  automatically if it is assigned.  It may also be terminated  without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     For services provided under the Advisory Agreement, GFWM receives an annual fee paid  monthly  based on  average  daily net  assets of the  applicable  Fund according to the following schedule:

                                                         INVESTMENT
FUND                                     ASSETS          ADVISORY FEE

Genworth Calamos Growth Fund             All assets      1.00%

Genworth Columbia Mid Cap Value Fund     All assets      0.85%

Genworth Davis NY Venture Fund           All assets      0.75%

Genworth Eaton Vance Large Cap Value
Fund                                     All assets      0.75%

Genworth Legg Mason Partners
Aggressive Growth Fund                   All assets      0.70%

Genworth PIMCO StocksPLUS Fund           All assets      0.60%

Genworth Putnam International Capital
Opportunities Fund                       All assets      0.95%

Genworth Thornburg International
Value Fund                               All assets      0.90%

Genworth Western Asset Management
Core Plus Fixed Income Fund              All assets      0.65%

LIMITATION OF FUND EXPENSES

     In the  interest of  limiting  the  expenses of the Funds,  the Advisor has entered into a fee waiver and expense  assumption  agreement with the Trust,  on behalf  of the Funds  (the  "Expense  Limitation  Agreement").  Pursuant  to the
Expense Limitation  Agreement,  The Advisor has agreed to waive a portion of its fees  and/or  assume as its own  expense  certain  Fund  expenses  to the extent necessary  to limit  the total  annual  operating  expenses  of each Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest,  brokerage fees, and extraordinary  expenses. The reimbursement of such  expenses  will cause the total  return and yield of a Fund to be higher than they would otherwise be in the absence of such reimbursement.

     With   respect  to  the  Funds,   the   Advisor  may  request  and  receive
reimbursement  from the Funds for the fees waived and/or expenses assumed by the
Advisor pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient  asset size to permit  reimbursement to be made without causing  the total  annual  operating  expense  ratio of the Fund to exceed  the limits in the Expense Limitation  Agreement.  No reimbursement will be made by a
Fund unless:  the payment of such reimbursement is made no more than three years from the fiscal year in which the  corresponding  waiver or reimbursement to the
Fund was made. Except

                                       51

as provided for in the Expense  Limitation  Agreement,  reimbursement of amounts previously assumed by the Advisor is not permitted.

                                                                     Expense
Fund                                                                Limitation

Genworth Calamos Growth Fund                                          1.40%

Genworth Columbia Mid Cap Value Fund                                  1.25%

Genworth Davis NY Venture Fund                                        1.15%

Genworth Eaton Vance Large Cap Value Fund                             1.15%

Genworth Legg Mason Partners Aggressive Growth Fund                   1.10%

Genworth PIMCO StocksPLUS Fund                                        1.00%

Genworth Putnam International Capital Opportunities Fund              1.35%

Genworth Thornburg International Value Fund                           1.30%

Genworth Western Asset Management Core Plus Fixed Income Fund         1.05%

INVESTMENT ADVISORY FEES

     The Funds have not  commenced  operations  until the date of this SAI,  and thus the Funds have not paid any investment advisory fees.

SUBADVISORS

     The  Subadvisors,  as indicated below, for each of the Funds advised by the
Advisor are as follows:

     FUND                        SUBADVISOR(S)

Genworth Calamos Growth Fund     Calamos Advisors LLC(1)

Genworth Columbia Mid Cap
Value Fund                       Columbia Management Advisors, LLC(2)

Genworth Davis NY Venture
Fund                             Davis Selected Advisers, L.P.(3)

Genworth Eaton Vance Large
Cap Value Fund                   Eaton Vance Management(4)

Genworth Legg Mason
Partners Aggressive Growth
Fund                             ClearBridge Advisors, LLC(5)

Genworth PIMCO StocksPLUS
Fund                             Pacific Investment Management Company LLC(6)

Genworth Putnam
International Capital
Opportunities Fund               Putnam Investment Management, LLC(7)

Genworth Thornburg
International Value Fund         Thornburg Investment Management Inc.(8)

Genworth Western Asset
Management Core Plus Fixed
Income Fund                      Western Asset Management Company and Western
                                 Asset Management Company Limited(9)

(1)  Calamos   Advisors  LLC   ("Calamos"),   located  at  2020  Calamos  Court,
     Naperville,  Illinois  60563,  is an indirect  subsidiary  of Calamos Asset
     Management,  Inc., whose voting shares are majority-owned by Calamos Family
     Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

                                       52

(2)  Columbia Management Advisors, LLC ("Columbia"), 100 Federal Street, Boston,
     Massachusetts  02110, is a wholly owned  subsidiary of Columbia  Management
     Group, LLC, which is the primary investment division of Bank of America.

(3)  Davis  Selected  Advisers  ("Davis")  is located at 2949 East Elvira  Road,
     Suite  101,  Tucson,  Arizona  85756.  Davis  Investments,  LLC,  an entity controlled  by  Christopher  C. Davis is the Davis' sole  general  partner.
     Christopher  C. Davis is  Chairman  of Davis and, as the sole member of the general partner, controls Davis.

(4)  Eaton Vance Management,  255 State Street, Boston Massachusetts 02109, is a
     wholly-owned subsidiary of Eaton Vance Corp.

(5)  ClearBridge Advisors,  LLC, 620 Eighth Avenue, New York, New York 10018, is
     a wholly-owned subsidiary of Legg Mason, Inc.

(6)  Pacific  Investment  Management  Company  LLC  ("PIMCO")  is located at 840
     Newport Center Drive, Newport Beach, CA 92660.

(7)  Putnam  Investment  Management,   LLC,  One  Post  Office  Square,  Boston,
     Massachusetts  02109, is a subsidiary of Putnam,  LLC.  Putnam,  LLC, which generally  conducts  business under the name Putnam  Investments,  is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc.

(8)  Thornburg  Investment  Management Inc. is located at 119 East Marcy Street,
     Santa Fe, New Mexico 87501.

(9)  Western  Asset  Management  Company  ("Western")  is  located  at 385  East
     Colorado  Boulevard,   Pasadena,  California  91101,  and  is  the  primary
     subadvisor to the Fund.  Western Asset Management  Company Limited ("WAML")
     is located at 10 Exchange Place,  London,  England, and provides investment advice  regarding  the  portion of the Fund that is  invested  in  non-U.S.
     dollar  denominated  investments.  Western  and WAML are each  wholly-owned subsidiaries of Legg Mason, Inc.

     Subject to the supervision of the Advisor and the Trustees, each Subadvisor manages the assets of the Funds as listed  above in  accordance  with the Fund's investment  objectives and policies.  Each Subadvisor makes investment decisions for the Fund and in connection with such investment  decisions,  places purchase and sell orders for  securities.  For the  investment  management  services they provide to the Funds,  the  Subadvisors  receive  annual fees from the  Advisor, calculated at an annual rate based on the average daily net assets of the funds.
The Funds have not  commenced  operations  until the date of this SAI, and thus, the Advisor has not paid any investment subadvisory fees to the Subadvisors.

MULTI-MANAGER STRUCTURE

     The  Advisor  and the Trust rely on an  exemptive  order from the SEC for a multi-manager  structure which allows the Advisor to hire,  replace or terminate subadvisors  without  the  approval of  shareholders;  the order also allows the
Advisor to revise a subadvisory  agreement without  shareholder  approval.  If a subadvisor is hired,  the change will be communicated to shareholders  within 90 days of such  change,  and the change will be  approved by the Trust's  Board of
Trustees, including a majority of the Trustees who are not interested persons of the Trust or the  Advisor.  The order is intended to  facilitate  the  efficient operation of the Funds and afford the Trust increased management flexibility.

     The Advisor provides investment management evaluation services to the Funds principally by performing  initial due diligence on prospective  subadvisors for the Fund and thereafter  monitoring the performance of each  subadvisor  through quantitative and qualitative analysis as well as periodic in-person,  telephonic and written  consultations  with the subadvisor.  The Advisor has responsibility for communicating performance expectations and evaluations to the subadvisor and
ultimately   recommending   to  the  Trust's  Board  of  Trustees   whether  the
subadvisor's  contract should be renewed,  modified or terminated;  however, the
Advisor  does not  expect to  recommend  frequent  changes of  subadvisors.  The
Advisor will regularly  provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions.

                                       53

Although the Advisor will monitor the performance of the  subadvisors,  there is no certainty that the subadvisors or the Funds will obtain favorable  results at any given time.

PORTFOLIO MANAGERS

     Appendix  B  contains  the  following  information  regarding  each  of the portfolio managers identified in the Funds' prospectus:  (i) the dollar range of the portfolio  manager's  investments  in each Fund;  (ii) a description  of the portfolio  manager's  compensation  structure;  and (iii) information  regarding other  accounts  managed by the  portfolio  manager and  potential  conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

     Capital Brokerage Corporation ("CBC") is the Funds' distributor pursuant to a Distribution  Agreement.  CBC offers the Funds' shares on a continuous  basis.
CBC is located at 6620 West Broad Street, Building 2, Richmond, VA 23230. CBC is
a member of the Genworth family of companies.

DISTRIBUTION PLAN

     The Trust has adopted a Distribution  Plan (the "Plan") under Rule 12b-1 of the 1940 Act.  The Plan  permits  such Funds to  compensate  CBC,  as the Funds'
principal  underwriter,  for expenses  associated  with the  distribution of the
Funds' shares.  Although actual distribution  expenses may be more or less, each
Fund  pays  CBC  0.25%  of its  average  daily  net  assets  per  year  for such distribution and shareholder activities.

     As required by Rule 12b-1,  the Board of Trustees,  including a majority of the Trustees who are not interested  persons of the Trust and who have no direct or indirect  financial  interest in the operation of the Plan (the  "Independent
Trustees"), approved the Plan. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to the applicable  shares of a Fund by vote of a majority of the  Independent
Trustees,  or by vote of a majority of the  outstanding  shares of that Class or
Fund, as applicable.  Any change in the Plan that would materially  increase the distribution cost to the applicable  shareholders requires shareholder approval.
The Trustees  review  quarterly a written  report of such costs and the purposes for which such costs have been incurred. All agreements with any person relating to the  implementation  of the  Plan may be  terminated  at any time on 60 days'
written  notice  without  payment of any  penalty,  by vote of a majority of the
Independent Trustees or by a vote of the majority of the outstanding  applicable shares.  The Plan will  continue  in effect  for  successive  one-year  periods, provided that each such continuance is specifically  approved (i) by the vote of a majority of the Independent Trustees,  and (ii) by a vote of a majority of the entire Board of Trustees  cast in person at a meeting  called for that  purpose.
The Board of Trustees has a duty to request and evaluate such information as may be reasonably  necessary for them to make an informed  determination  of whether the Plan  should be  implemented  or  continued.  In  addition  the  Trustees in approving  the Plan as to a Fund  must  determine  that  there  is a  reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of  Trustees of the Trust  believes  that the Plan is in the best interests of the Funds since it encourages  Fund growth and  maintenance of Fund assets.  As the  Funds  grow in size,  certain  expenses,  and  therefore  total expenses  per Share,  may be reduced  and overall  performance  per Share may be improved.

     CBC may enter into, from time to time, Rule 12b-1  Agreements with selected dealers  pursuant  to which  such  dealers  will  provide  certain  services  in connection with the distribution of a Fund's Shares  including,  but not limited to,  those  discussed  above.  CBC or an  affiliate  of CBC does pay  additional amounts from its own resources to dealers or other financial  intermediaries for aid  in  distribution  or  for  aid  in  providing  administrative  services  to shareholders.

     The Funds did not commence  operations until the date of this SAI, and thus
CBC has not earned  distribution fees or made  expenditures  under the Plan with respect to the Funds.

                                       54

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

     U.S.  Bancorp  Fund  Services,   LLC  ("USBFS")  provides   accounting  and
administrative services and shareholder servicing to the Funds as transfer agent and  dividend  disbursing  agent.  USBFS'  address  is 615 E.  Michigan  Street,
Milwaukee,  Wisconsin  53202.  The services  provided  under the Transfer  Agent
Servicing  Agreement include  processing  purchase and redemption  transactions;
establishing  and  maintaining  shareholder  accounts  and  records;  disbursing dividends declared by the Funds; day-to-day administration of matters related to the  existence  of the Trust under state law (other  than  rendering  investment advice);  maintenance  of its records;  and  preparation,  mailing and filing of reports.

     Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting
Servicing  Agreement,  each  between  USBFS and the Trust,  USBFS also  performs certain  administrative,  accounting and tax reporting  functions for the Funds, including  preparing  and filing  federal and state tax returns,  preparing  and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC,  assistance in the preparation of the
Funds' registration statement under federal and state securities laws, preparing financial  statements  for the  Annual  and  Semi-Annual  Reports to the SEC and
current investors, monitoring the Funds' expense accruals, performing securities valuations and, from time to time,  monitoring the Funds'  compliance with their investment objectives and restrictions.

     The Funds did not commence  operations until the date of this SAI, and thus
USBFS has not earned fund  administration  and  shareholder  servicing fees with respect to the Funds.

CUSTODIAN

     U.S. Bank,  N.A., an affiliate of USBFS,  is the custodian of the assets of the Funds,  as well as the Funds'  Foreign  Custody  Manager (the  "Custodian"),
pursuant to a custody  agreement  between the Custodian and the Trust  ("Custody
Agreement").  The Custodian is compensated for its services to the Trust by fees paid on a per  transaction  basis,  and  the  Trust  also  pays  certain  of the
Custodian's related out-of-pocket  expenses.  The Custodian's address is Custody
Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

LEGAL COUNSEL

     Stradley   Ronon  Stevens  &  Young,   LLP,   2600  One  Commerce   Square,
Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 777 East Wisconsin Avenue, Milwaukee,  Wisconsin 53202, serves as
Independent Registered Public Accounting Firm for the Trust.

                              BROKERAGE ALLOCATIONS

     A Fund's advisor or subadvisor is responsible for decisions to buy and sell securities  and other  investments  for the Funds,  the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions  on stock and commodity  exchanges in the United States, these  commissions  are  negotiated,  whereas  on  foreign  stock and  commodity exchanges these  commissions  are generally fixed and are generally  higher than brokerage  commissions in the United States. In the case of securities traded on the  over-the-counter  markets or for  securities  traded on a principal  basis, there is generally no  commission,  but the price  includes a spread between the dealer's  purchase  and sale  price.  This  spread is the  dealer's  profit.  In underwritten  offerings,  the price  includes a disclosed,  fixed  commission or discount.  Most short term  obligations  are  normally  traded on a  "principal"
rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account  rather than as an agent for another client, or directly with the issuer.

                                       55

     Except as described below, the primary  consideration in portfolio security transactions is best price and execution of the transaction (i.e.,  execution at the most favorable  prices and in the most  effective  manner  possible).  "Best price-best  execution"  encompasses  many factors  affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security,  the commission  charged, the promptness,  availability and reliability of execution,  the confidentiality and  placement  accorded  the order,  and  customer  service.  Therefore,  "best price-best  execution" does not necessarily  mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the advisor and the subadvisors  have complete  freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary  consideration of seeking best price-best  execution and as discussed below,  securities may be bought or sold through broker-dealers who have furnished  statistical,  research, and other information or services to the advisor or a subadvisor.  In placing  orders with such  broker-dealers,  the advisor or subadvisor  will,  where possible,  take into account the comparative usefulness of such  information.  Such  information  is useful to the advisor or subadvisor even though its dollar value may be  indeterminable,  and its receipt or availability  generally does not reduce the advisor's or subadvisor's  normal research activities or expenses.

     There may be occasions when portfolio  transactions for a Fund are executed as part of concurrent  authorizations  to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the advisor or subadvisor  or  by an  affiliated  company  thereof.  Although  such  concurrent authorizations  potentially could be either advantageous or disadvantageous to a
Fund, they are affected only when the advisor or subadvisor  believes that to do so is in the interest of the Fund.  When such concurrent  authorizations  occur, the executions will be allocated in an equitable manner.

     In purchasing and selling  investments  for the Funds,  it is the policy of each of the  advisor  and  subadvisors  to  obtain  best  execution  at the most favorable prices through responsible  broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of  considerations,  including the overall direct net economic  result to the Fund  (involving  both price paid or received and any  commissions and other costs paid), the efficiency with which the transaction is effected,  the ability to  effect  the  transaction  at  all  when  a  large  block  is  involved,  the availability  of the  broker  to  stand  ready  to  execute  possibly  difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These  considerations  are judgmental and
are  weighed  by  the  advisor  or   subadvisor  in   determining   the  overall
reasonableness  of  securities  executions  and  commissions  paid. In selecting broker-dealers,  the  advisor  or  subadvisor  will  consider  various  relevant factors,  including,  but not limited to, the size and type of the  transaction;
the  nature  and  character  of the  markets  for the  security  or  asset to be
purchased  or  sold;  the  execution  efficiency,   settlement  capability,  and
financial condition of the broker-dealer's  firm; the broker-dealer's  execution services,  rendered  on a  continuing  basis;  and  the  reasonableness  of  any commissions.

     The advisor and each subadvisor may cause a Fund to pay a broker-dealer who furnishes  brokerage and/or research  services a commission that is in excess of the  commission  another  broker-dealer  would have  received for  executing the transaction if it is determined,  pursuant to the  requirements of Section 28(e)
of the Securities  Exchange Act of 1934,  that such  commission is reasonable in relation to the value of the brokerage and/or research services  provided.  Such research  services  may  include,  among  other  things,  analyses  and  reports
concerning  issuers,  industries,   securities,  economic  factors  and  trends,
portfolio  strategy,  analytic  or  modeling  software,  market  data  feeds and historical market information.  Any such research and other information provided by brokers to an advisor or  subadvisor  is  considered to be in addition to and not in lieu of services  required  to be  performed  by it under its  investment advisory  or  subadvisory  agreement,  as the case may be.  The fees paid to the advisor and  subadvisors  pursuant to their  respective  investment  advisory or subadvisory  agreement  are not reduced by reason of its receiving any brokerage and research  services.  The research services provided by broker-dealers can be useful to the  advisor or a  subadvisor  in serving  their  other  clients.  All research services received from the brokers to whom commission are paid are used collectively,  meaning such  services may not actually be utilized in connection with each client  account  that may have  provided  the  commission  paid to the brokers providing such services. The advisor and subadvisors are

                                       56

prohibited from  considering the  broker-dealers  sale of shares of any Fund for which  it  serves  as  investment  advisor  or  subadvisor,  except  as  may  be specifically permitted by law.

     Fund portfolio  transactions may be effected with  broker-dealers  who have assisted  investors  in the purchase of variable  annuity  contracts or variable insurance  policies issued by Genworth  Financial,  Inc.  However,  neither such assistance  nor sale of other  investment  company  shares  is a  qualifying  or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

     Under the 1940 Act,  "affiliated  persons"  of a Fund are  prohibited  from dealing with it as a principal in the purchase and sale of securities  unless an exemptive order allowing such  transactions  is obtained from the SEC.  However, each  Fund may  purchase  securities  from  underwriting  syndicates  of which a subadvisor  or any of its  affiliates  as defined  in the 1940 Act,  is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Each of the Funds contemplate that, consistent with the policy of obtaining best  results,  brokerage  transactions  may be  conducted  through  "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities  exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated  broker-dealer  must, in the judgment of the advisor or the appropriate subadvisor, be (1) at least as favorable as those that would be charged by other brokers having  comparable  execution  capability and (2) at least as favorable as commissions  contemporaneously  charged by such broker or dealer on  comparable  transactions  for the broker's or dealer's most favored  unaffiliated  customers.  The  advisor and  subadvisors  do not deem it practicable  or in the Funds' best  interests  to solicit  competitive  bids for commissions on each transaction.  However,  consideration  regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

     An insurance company purchases shares of the Funds at their net asset value
("NAV")  using  purchase  payments  received on variable  annuity  contracts and variable life insurance  policies  issued by separate  accounts.  These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

     All investments in the Trust are credited to the  shareholder's  account in the form of full and fractional  shares of the  designated  Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share  certificates.  Each
Fund  may  accept  payment  for  shares  in the  form  of  securities  that  are permissible investments for such Fund.

     The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange  (generally 4 P.M.  Eastern Time)
on each  business  day the New York Stock  Exchange is open for regular  trading
(and on such other days as the Board determines).  However, to the extent that a
Fund's  investments  are traded in markets that are open when the New York Stock
Exchange is closed,  the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

     The Trust will not compute NAV for the Funds on customary national business holidays,  including the following: New Year's Day, Martin Luther King, Jr. Day,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving  Day,  Christmas  Day,  and any other  days when the New York Stock
Exchange is closed.

     Each Fund reserves the right to not  determine net asset value when:  (i) a
Fund has not received any orders to purchase,  sell or exchange  shares and (ii)
changes in the value of that  Fund's  portfolio  do not affect  that  Fund's net asset value.

                                       57

     The offering price for orders placed before the close of the New York Stock
Exchange,  on each business day the Exchange is open for trading,  will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open  for  trading.  The NAV of a share  of each  Fund  on  which  offering  and redemption  prices are based is the NAV of that  Fund,  divided by the number of shares  outstanding,  the result being  adjusted to the nearer cent.  The NAV of each Fund is  determined by  subtracting  the  liabilities  of the Fund from the value of its assets  (chiefly  composed of investment  securities).  The NAV per share for a class is calculated by adding the value of all  securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares  outstanding.  The Funds may reject any order to buy  shares  and may  suspend  the sale of shares at any time.

     Securities for which market  quotations are readily available are valued at current  market value as of  Valuation  Time.  Valuation  Time will be as of the close of regular trading on the New York Stock Exchange  (usually 4 P.M. Eastern
Time).  Equity  securities are valued at the last quoted sale price, or if there is no sale price,  the last quoted bid price provided by an independent  pricing service  approved  by the Board of  Trustees.  Securities  traded on NASDAQ  are valued at the NASDAQ Official  Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term  obligations)
are valued at the mean between the bid and ask price by using a  combination  of daily quotes and matrix evaluations  provided by an independent pricing service, the use of which  has been  approved  by the  Board of  Trustees  of the  Trust.
Short-term  debt securities  such as commercial  paper and U.S.  treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term"
and are valued at amortized cost which  approximates  market value.  The pricing service activities and results are reviewed by an officer of the Trust.

     The pricing  service  activities  and results are reviewed by an officer of the Trust.  Securities for which market quotations are not readily available, or for which an independent  pricing service does not provide a value or provides a value  that  does  not  represent  fair  value  in the  judgment  of the  Funds'
investment  advisor  or  designee,  are valued at fair  value  under  procedures approved by the Funds' Board of Trustees. Fair value determinations are required for  securities  whose  value is  affected  by a  significant  event  that  will materially  affect the value of a domestic or foreign  security and which occurs subsequent  to the  time of the  close of the  principal  market  on which  such domestic or foreign  security  trades but prior to the calculation of the Fund's
NAV.

     The Funds holding  foreign equity  securities  (the "Foreign Equity Funds")
value securities at fair value in the circumstances  described below. Generally, trading in foreign  securities  markets is completed  each day at various  times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign
Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market  quotations for the foreign  investments  either are not readily available or are unreliable and,  therefore,  do not represent fair value.  When fair value prices are utilized,  these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Foreign
Equity Funds' foreign  investments  since the last closing prices of the foreign investments  were  calculated on their  primary  foreign  securities  markets or exchanges.  For  these  purposes,  the  Board  of  Trustees  of the  Trust  have determined  that  movements  in  relevant  indices or other  appropriate  market indicators, after the close of the foreign securities exchanges, may demonstrate that market  quotations are  unreliable,  and may trigger fair value pricing for certain  securities.  Consequently,  fair valuation of portfolio  securities may occur on a daily  basis.  The fair  value  pricing  by the Trust  utilizes  data furnished by an  independent  pricing  service (and that data draws upon,  among other  information,  the market values of foreign  investments).  The fair value prices of portfolio securities generally will be used when it is determined that the use of such  prices  will have an impact on the net asset value of a Foreign
Equity  Fund.  When a Foreign  Equity Fund uses fair value  pricing,  the values assigned to the Foreign Equity Fund's foreign  investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

     A separate  account  redeems  shares to make benefit or surrender  payments under the terms of its variable  annuity  contracts or variable  life  insurance policies. Redemptions are processed on any day on which

                                       58

the Trust is open for business and are effected at NAV next determined after the redemption  order,  in proper form, is received by the Trust's  transfer  agent,
USBFS.

     The Trust may  suspend  the right of  redemption  for such  periods  as are permitted under the 1940 Act and under the following unusual circumstances:  (a)
when the New York Stock Exchange is closed (other than weekends and holidays) or trading  is  restricted;  (b)  when an  emergency  exists,  making  disposal  of portfolio securities or the valuation of net assets not reasonably  practicable;
or (c) during any period  when the SEC has by order  permitted a  suspension  of redemption for the protection of shareholders.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited  number of full and fractional shares of beneficial  interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate  beneficial interests in the Trust. Each share of a
Fund  represents  an equal  proportionate  interest in that Fund with each other share.  The Trust  reserves  the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled  to  share  pro  rata in the net  assets  of such  Fund  available  for distribution to shareholders.

     You have an interest only in the assets of the shares of the Fund which you own. In the event of  liquidation  of a Fund,  shares of the Fund will share pro rata in the  distribution of the net assets of such Fund. All shares are without par value and when issued and paid for, are fully paid and  nonassessable by the
Trust.  Shares may be exchanged  or converted as described in this  Statement of
Additional  Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

     Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other  matters  submitted to meetings of shareholders.  Generally,  amendment may not be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding  voting securities of the Trust.

     Shares have no pre-emptive or conversion rights.  Shares,  when issued, are fully paid and  nonassessable.  In regard to  termination,  sale of  assets,  or change of investment  restrictions,  the right to vote is limited to the holders of shares of the particular  Fund affected by the proposal.  However,  shares of all Funds vote  together,  and not by Fund,  in the election of Trustees.  If an issue must be approved by a majority as defined in the 1940 Act, a "majority  of the outstanding  voting  securities"  means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares  are  present  or  represented  by  proxy,  or (ii)  more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER INQUIRIES

     All  inquiries  regarding the Trust should be directed to the Trust at 6610
West  Broad  Street,  Richmond,  Virginia  23230 or by calling  toll-free  (800)
352-9910.

                                       59

                                   TAX STATUS

Election To Be Taxed As A Regulated Investment Company

     Each Fund  intends to elect and qualify as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code (the  "Code").  As a regulated investment  company,  a Fund  generally pays no federal income tax on the income and gain it  distributes.  Each Fund intends to  distribute  annually all of its investment  company  taxable  income and realized net capital gains  (reduced by available  capital loss carryovers) and therefore does not expect to pay federal income tax, although in certain  circumstances,  a Fund may determine that it is in the  interest  of  shareholders  (insurance  company  separate  accounts)  to distribute less than that amount.  The Board of Trustees  reserves the right not to maintain the qualification of a Fund as a regulated  investment company if it determines such a course of action to be beneficial to contract holders. In such case, the Fund will be subject to federal,  and possibly state,  corporate taxes on its taxable income and gain.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Fund must meet certain specific requirements, including:

     (i) A Fund must maintain a diversified portfolio of securities,  wherein no security,  including the securities of a qualified  publicly traded  partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Possible Tax Reclassification of Funds

     The Advisor may  recommend to the Board of Trustees  from time to time that one or more of the Funds change their tax classification in order to be taxed as partnerships  or  disregarded  entities  rather  than  as  regulated  investment companies  for federal  income tax purposes.  A Fund taxed as a  partnership  or disregarded entity is not subject to income tax, and any income,  gains, losses, deductions,  and credits of the Fund would instead be "passed  through" pro rata directly to the insurance  companies whose separate  accounts invest in the Fund and retain the same character for federal income tax purposes.

     Excise Tax Distribution Requirements

     To avoid  federal  excise taxes,  the Code requires a Fund  classified as a regulated  investment company to make certain minimum  distributions by December
31 of each  year.  Federal  excise  taxes  will  not  apply to a Fund in a given calendar year, however, if all of its shareholders (other than certain permitted shareholders)  at all  times  during  the  calendar  year are  segregated  asset accounts of life  insurance  companies  where the shares are held in  connection with variable products. For purposes of determining whether a Fund qualifies for this  exemption,  any shares  attributable  to an investment in the Fund made in connection  with  organization  of the  Fund  are  disregarded  as  long  as the investment does not exceed $250,000.

                                       60

     Consent Dividends

     A Fund  classified as a regulated  investment  company may utilize  consent dividend provisions of Section 565 of the Code to make  distributions.  Provided that all  shareholders  agree in a consent filed with the income tax return of a
Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution  just as any other  distribution  paid in money and reinvested back into the Fund.

     Special Rules Applicable To Variable Contracts

     Regardless  of  whether  classified  as  a  regulated  investment  company,
partnership  or  disregarded   entity,   each  Fund  is  subject  to  the  asset
diversification  requirements  under  Section  817(h) of the Code  applicable to insurance company separate accounts and their underlying funding vehicles.  Each
Fund intends to comply with these  requirements.  If these  requirements are not met, or under other  limited  circumstances,  it is possible  that the  contract holders,  rather than the separate accounts,  will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

     To  satisfy  these  diversification  requirements,  as of the  end of  each calendar quarter or within 30 days thereafter  (after the first anniversary of a segregated  asset  account),  a Fund in  which a  segregated  asset  account  is invested  must either (a) be qualified as a "regulated  investment  company" and have no more  than  55% of the  total  value  of its  assets  in cash  and  cash equivalents,  government securities and securities of other regulated investment companies  or (b) have no more than 55% of its total assets  represented  by any one investment, no more than 70% by any two investments, no more than 80% by any three  investments,  and no more  than  90% by any  four  investments.  For this purpose all  securities of the same issuer are  considered a single  investment, and each  agency or  instrumentality  of the U.S.  government  is  treated  as a separate issuer of securities.

     Section  817(h) of the Code  provides a  look-through  rule for purposes of testing the  diversification  of a  segregated  asset  account that invests in a regulated  investment  company,  partnership or grantor trust (the  look-through rule should  similarly apply to a disregarded  entity) such as a Fund.  Treasury
Regulations Section  1.817-5(f)(1)  provides,  in part, that if the look-through rule  applies,  a  beneficial  interest in an  investment  company  (including a regulated  investment  company or partnership)  shall not be treated as a single investment of a segregated  asset account;  instead,  a pro rata portion of each asset of the  investment  company shall be treated as an asset of the segregated asset account.  Treasury Regulations Section  1.817-5(f)(2)  provides (except as otherwise  permitted)  that the  look-through  rule shall apply to an investment company only if

     o    All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance  companies;
          and

     o    Public  access to such  investment  company is  available  exclusively through the purchase of a variable contract.

     As provided in the offering documents,  all the beneficial interests in the
Funds are held by one or more segregated asset accounts of one or more insurance companies  (except as otherwise  permitted),  and public  access to the Funds is available solely through the purchase of a variable contract. Accordingly, under the  look-through  rule of Section  817(h) of the Code and Treasury  Regulations
Section 1.817-5(f),  the investing segregated asset account is treated as owning a pro rata  portion of each  asset of a Fund in which it  invests.  See  Revenue
Ruling 2005-7, 2005-6 IRB 464 (January 19, 2005).

     In  addition,  a  contract  holder  should  not be able to  direct a Fund's investment in any  particular  asset so as to avoid the  prohibition on investor control. The Treasury Department may issue future pronouncements  addressing the circumstances in which a variable contract owner's control of the investments of a separate  account may cause the  contract  owner,  rather  than the  insurance company,  to be treated as the owner of the assets held by the separate account.
If the contract  owner is considered the owner of the separate  account,  income and gains  produced  by those  securities  would be  included  currently  in the contract owner's gross income.  It is not known what standards will be set forth in any such  pronouncements  or when,  if at all,  these  pronouncements  may be issued.

                                       61

     Reference should be made to the prospectus for the applicable  contract for more  information  regarding the federal income tax  consequences to an owner of the contract.

                             OTHER TAX CONSEQUENCES

     Effect Of Foreign Investments On Distributions

     Certain  Funds may  invest in  foreign  securities  and may be  subject  to foreign  withholding  taxes on income  from  those  securities  that may  reduce distributions.

     The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive  foreign  investment  companies  ("PFICs").  When investing in PFIC  securities,  a Fund that is either  classified as a regulated investment company or a Fund with respect to a PFIC that constitutes  marketable stock intends to mark-to-market these securities and will recognize any gains at the end of its fiscal tax years. Deductions for losses are allowable only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses)  are  treated as  ordinary  income that a Fund is required to distribute,  even though it has not sold the securities.  In addition, if a Fund classified as a regulated investment company is unable to identify an investment as a PFIC or the PFIC is not marketable  stock in the case of a Fund that is not a  regulated  investment  company,  and  thus  does  not  make a  mark-to-market election,  the Fund (or its  shareholders  in the case of a Fund classified as a partnership or disregarded  entity) may be subject to U.S. federal income tax on a portion of any  "excess  distribution"  or gain from the  disposition  of such shares.  Additional  charges in the nature of interest  may be imposed on a Fund
(or its  shareholders  in the  case of a Fund  classified  as a  partnership  or disregarded entity) in respect of deferred taxes arising from such distributions or gains.

     Securities Lending

     In a securities  lending  program,  the borrower is entitled to receive the dividend  associated with the security borrowed provided that the borrower holds such  security on the record date for such  dividend.  The lender is entitled to receive the  economic  equivalent  of the  dividend,  as a  substitute  dividend
payment.  A  Fund's  entry  into  securities  lending   transactions  may  cause
substitute dividend payments received from the borrower, in lieu of dividends on loaned stock of domestic  corporations,  to be not  eligible  for the  corporate dividends received deduction.

     Receipt Of Excess Inclusion Income By A Fund

     Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion  income." A Fund may derive such income either as a result of its direct  investment in such  interests or,  indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable  mortgage pools.  In general,  this income is required to be reported to
Fund shareholders that are not disqualified  organizations (as defined below) in proportion  to  dividends  paid (or, in the case of a Fund not  classified  as a regulated  investment company,  in accordance with a shareholder's  distributive share of the Fund's income, gains, losses, deductions and credits) with the same consequences  as if the  shareholders  directly  received  the excess  inclusion income. Excess inclusion income (i) may not be offset with net operating losses,
(ii)  represents  unrelated  business  taxable  income  (UBTI) in the hands of a tax-exempt  shareholder  that is not a disqualified  organization,  and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions,  to the extent such income is allocable to a shareholder who is not a U.S.  person.  A Fund must pay the tax on its excess inclusion income that is  allocable  to  "disqualified  organizations,"  which are  generally  certain cooperatives,  governmental  entities and tax-exempt  organizations that are not subject  to tax  on  UBTI.  To the  extent  that  the  Fund  shares  owned  by a disqualified  organization  are held in record name by a broker/dealer  or other nominee,  a Fund must inform the  broker/dealer  or other  nominee of the excess inclusion income  allocable to them and the  broker/dealer or other nominee must pay the tax on the portion of a Fund's excess inclusion income allocable to them on  behalf of the  disqualified  organizations.  Code  Section  860E(f)  further provides that,  except as provided in regulations  (which have not been issued), with respect to any variable  contract (as defined in Section 817),  there shall be no adjustment in the reserve to the extent of any excess inclusion.

                                       62

                  TAX CONSEQUENCES TO VARIABLE CONTRACT OWNERS

     Since the shareholders of the Funds will be the insurance  company separate accounts,  no  discussion  is  included  herein  concerning  federal  income tax consequences  for the holders of the contracts.  For information  concerning the federal income tax consequences to any such holder, see the prospectus  relating to the applicable contract.

     This  discussion  of  "Tax  Status,"  "Other  Tax  Consequences"  and  "Tax
Consequences to Variable  Contract Owners" is not intended or written to be used as tax advice.  The tax consequences for variable contract owners will depend on the  provisions  of the variable  contracts  through  which they are invested in shares of the Funds.  Please refer to the prospectus for the variable  contracts for more information.

                                       63

                              FINANCIAL STATEMENTS

     A copy of the Fund's annual report, when available, may be obtained without charge upon request by writing a Fund or by calling toll-free (800) 352-9910. As the Funds  are new,  the  first  annual  report  will be  available  on or about
February 28, 2009.

     Set forth below for each Fund are the  Statement of Assets and  Liabilities as of  August  15,  2008,  and  the  Report  of  Independent  Registered  Public
Accounting Firm, dated August 20, 2008.

--------------------------------------------------------------------------------
                        GENWORTH VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 15, 2008

                                                                                                                Legg Mason
                                                                                              Eaton Vance        Partners
                                  Calamos        Columbia Mid Cap         Davis NY             Large Cap        Aggressive
                                Growth Fund         Value Fund          Venture Fund          Value Fund        Growth Fund
                               ---------------   ------------------    ----------------     ----------------   --------------
Assets:

Cash                                  $20,000              $10,000             $10,000              $10,000          $10,000
Receivable from investment
advisor
 for reimbursement of
organizational costs                   30,725               30,709              30,731               30,686           30,591
Deferred offering costs                11,779               11,779              11,779               11,779           11,779
                               ---------------   ------------------    ----------------     ----------------   --------------

Total Assets                          $62,504              $52,488             $52,510              $52,465          $52,370
                               ---------------   ------------------    ----------------     ----------------   --------------

Liabilities
Accrued offering costs                 11,779               11,779              11,779               11,779           11,779
Accrued organizational
expenses                               30,725               30,709              30,731               30,686           30,591
                               ---------------   ------------------    ----------------     ----------------   --------------

Total Liabilities                      42,504               42,488              42,510               42,465           42,370
                               ---------------   ------------------    ----------------     ----------------   --------------

Net Assets:                           $20,000              $10,000             $10,000              $10,000          $10,000
                               ===============   ==================    ================     ================   ==============

Capital shares outstanding,
no par value,
unlimited shares authorized             2,000                1,000               1,000                1,000            1,000

Net asset value, offering
price and
    redemption price per share       $10.0000             $10.0000            $10.0000             $10.0000         $10.0000

See the notes to financial statements below.

                                       64

                                                      Putnam
                                                   International                            Western Asset
                                   PIMCO              Capital             Thornburg        Management Core
                                 StocksPLUS        Opportunities        International         Plus Fixed
                                    Fund               Fund               Value Fund         Income Fund
                               ---------------   ------------------     ---------------    -----------------
Assets:

Cash                                  $10,000              $10,000             $10,000              $10,000
Receivable from investment
advisor
 for reimbursement of
organizational costs                   30,523               30,608              30,553               30,861
Deferred offering costs                11,779               11,779              11,779               11,779
                               ---------------   ------------------     ---------------    -----------------

Total Assets                          $52,302              $52,387             $52,332              $52,640
                               ---------------   ------------------     ---------------    -----------------

Liabilities
Accrued offering costs                 11,779               11,779              11,779               11,779
Accrued organizational
expenses                               30,523               30,608              30,553               30,861
                               ---------------   ------------------     ---------------    -----------------

Total Liabilities                      42,302               42,387              42,332               42,640
                               ---------------   ------------------     ---------------    -----------------

Net Assets:                           $10,000              $10,000             $10,000              $10,000
                               ===============   ==================     ===============    =================

Capital shares outstanding,
no par value,
unlimited shares authorized             1,000                1,000               1,000                1,000

Net asset value, offering
price and
    redemption price per share       $10.0000             $10.0000            $10.0000             $10.0000

See the notes to financial statements below.

--------------------------------------------------------------------------------
                        GENWORTH VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 15, 2008

1.   Organization

Genworth  Variable  Insurance  Trust (the  "Trust")  is an  open-end  management investment  company  organized  under the laws of Delaware by an  Agreement  and
Declaration  of Trust,  dated June 4, 2008.  The Trust is  registered  under the
Investment  Company Act of 1940,  as amended  (the "1940  Act"),  as an open-end management  investment  company.  The  Trust  currently  offers  shares  in nine separate  series  (the  "Fund" or the  "Funds"),  each  with its own  investment objective:  Genworth Calamos Growth Fund,  Genworth Columbia Mid Cap Value Fund,
Genworth  Davis NY Venture  Fund,  Genworth  Eaton  Vance  Large Cap Value Fund,
Genworth

                                       65

Legg Mason Partners  Aggressive  Growth Fund,  Genworth PIMCO  StocksPLUS  Fund,
Genworth Putnam  International  Capital  Opportunities  Fund, Genworth Thornburg
International  Value Fund and Genworth  Western Asset Management Core Plus Fixed
Income  Fund.  The Funds  serve as  underlying  investment  options  for certain variable annuity separate accounts of insurance companies,  including affiliates of Genworth Financial,  Inc. ("Genworth"),  and for certain qualified retirement plans.  Owners of variable  annuity  contracts may choose the Funds permitted in their variable annuity contract  prospectus.  Participants in certain  qualified retirement  plans may choose the Funds  permitted  by their  plans.  Each of the
Funds,  except for the Genworth Legg Mason Partners Aggressive Growth Fund, is a
diversified  fund as defined in the 1940 Act. The Genworth  Legg Mason  Partners
Aggressive  Growth  Fund is a  non-diversified  fund as defined in the 1940 Act.
Each Fund represents a distinct portfolio with its own investment objectives and policies.  The assets of each Fund are segregated,  and a shareholder's interest is limited  to the Fund in which  shares are held.  As of August 15,  2008,  the
Funds have had no operations other than those actions relating to organizational matters,  including the sale of 2,000 shares of the Genworth Calamos Growth Fund for cash in the  amount  of $10 per  share and  1,000  shares  for the  Genworth
Columbia Mid Cap Value Fund,  Genworth  Davis NY Venture  Fund,  Genworth  Eaton
Vance Large Cap Value Fund, Genworth Legg Mason Partners Aggressive Growth Fund,
Genworth  PIMCO  StocksPLUS   Fund,   Genworth  Putnam   International   Capital
Opportunities  Fund,  Genworth Thornburg  International  Value Fund and Genworth
Western  Asset  Management  Core Plus Fixed  Income  Fund,  each for cash in the amount of $10 per share.

2.   Significant Accounting Policies

The  following  is a summary of  significant  accounting  policies  consistently followed by the Funds in the  preparation  of the  financial  statements.  These policies are in conformity with accounting  principles generally accepted in the
United States of America ("GAAP").

     (a)  Investment Valuation

Portfolio  securities which are traded on stock exchanges are valued at the last traded  price as of the close of  business on the day the  securities  are being valued,  or, if  unavailable,  lacking any sales,  at the mean  between the most recent  quoted bid and asked  price.  Each  over-the-counter  security  which is available from NASDAQ is valued at NASDAQ's official closing price "NOCP", or if unavailable,  at the last traded price, or if  unavailable,  at the mean between the most recent quoted bid and asked price,  or if unavailable  last price.  All other securities  traded in the  over-the-counter  market are valued at the mean between the most recent bid and asked price.  Securities that are traded on both the over-the-counter  market and on a stock exchange are valued according to the broadest and most representative market. Securities for which quotations are not readily available will be valued at their fair market value as determined by the
Board of Trustees.

     (b)  Organization and Offering Costs

Organization  costs consist of costs  incurred to establish the Trust and enable it legally to do business.  The Fund  expenses  organization  costs as incurred.
These expenses will be advanced by Genworth  Financial Wealth  Management,  Inc.
(the  "Advisor"),  and the Advisor has agreed to  reimburse  the Funds for these expenses, subject to potential recovery (see Note 3).

Offering  costs are  accounted  for as deferred  costs until  operations  begin.
Offering  costs include  legal fees  regarding  the  preparation  of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

     (c)  Federal Income Taxes

The Funds intend to comply with the  requirements  of the Internal  Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions  of income and capital gains to their  shareholders  sufficient to relieve them from all or substantially all Federal income taxes.  Therefore,  no
Federal  income  tax  provision  is  required.   GAAP  requires  that  permanent
differences  between  financial  reporting  and tax  reporting  be  reclassified between various components of net assets.

                                       66

     (d)  Use of Estimates

The  preparation  of  financial  statements  in  conformity  with GAAP  requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of revenues and expenses  during the reporting  period.  Actual  results could differ from those estimates.

     (e)  Distribution to Shareholders

The Funds will distribute any net investment income and any net realized long or short-term  capital gains at least annually.  Distributions  to shareholders are recorded on the ex-dividend date. The Funds may also pay a special  distribution at the end of the calendar year to comply with Federal tax requirements.

3.   Investment Advisor

The Trust has an Investment  Advisory  Agreement (the "Agreement") with Genworth
Financial Wealth  Management,  Inc. (the "Advisor"),  with whom certain officers and  directors  of the Trust are  affiliated,  to  furnish  investment  advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds,  compensates the Advisor for its management services at the following rates, based on each Fund's average daily net assets:

Genworth Calamos Growth Fund                                           1.00%
Genworth Columbia Mid Cap Value Fund                                   0.85%
Genworth Davis NY Venture Fund                                         0.75%
Genworth Eaton Vance Large Cap Value Fund                              0.75%
Genworth Legg Mason Partners Aggressive Growth Fund                    0.70%
Genworth PIMCO StocksPLUS Fund                                         0.60%
Genworth Putnam International Capital Opportunities Fund               0.95%
Genworth Thornburg International Value Fund                            0.90%
Genworth Western Asset Management Core Plus
 Fixed Income Fund                                                     0.65%

The Advisor has agreed to waive,  through  December 31, 2009, its management fee and/or reimburse the Fund's other expenses,  including organization expenses, to the extent necessary to ensure that the Fund's operating  expenses do not exceed the following rates, based on each Fund's average daily net assets:

Genworth Calamos Growth Fund                                           1.40%
Genworth Columbia Mid Cap Value Fund                                   1.25%
Genworth Davis NY Venture Fund                                         1.15%
Genworth Eaton Vance Large Cap Value Fund                              1.15%
Genworth Legg Mason Partners Aggressive Growth Fund                    1.10%
Genworth PIMCO StocksPLUS Fund                                         1.00%
Genworth Putnam International Capital Opportunities Fund               1.35%
Genworth Thornburg International Value Fund                            1.30%
Genworth Western Asset Management Core Plus
 Fixed Income Fund                                                     1.05%

Any such waiver or  reimbursement  is subject to later  adjustment  to allow the
Advisor to recoup  amounts  waived or  reimbursed  to the extent actual fees and expenses for a fiscal period are less than each Fund's expense  limitation  cap, provided,  however,  that the  Advisor  shall only be  entitled  to recoup  such amounts  for a period of three  years  from the date such  amount  was waived or reimbursed.  As of August 15, 2008,  waived amounts subject to future recoupment are $30,725,  $30,709,  $30,731, $30,686, $30,591, $30,523, $30,608, $30,553 and
$30,861,  respectively,  for the Genworth Calamos Growth Fund, Genworth Columbia
Mid Cap Value Fund,  Genworth Davis NY Venture Fund,  Genworth Eaton Vance Large
Cap Value Fund,  Genworth Legg Mason Partners  Aggressive Growth Fund,  Genworth
PIMCO StocksPLUS Fund, Genworth Putnam

                                       67

International Capital Opportunities Fund, Genworth Thornburg International Value
Fund and the Genworth Western Asset Management Core Plus Fixed Income Fund.

4.   Distribution Plan

The Trust, on behalf of the Funds,  has adopted a distribution  plan pursuant to
Rule 12b-1 under the 1940 Act (the "12b-1 Plan"),  which provides that the Funds will each pay distribution fees to Capital Brokerage  Corporation,  an affiliate of the Advisor, at an annual rate of up to 0.25% of the average daily net assets of the Fund. Quasar  Distributors,  LLC serves as sub-distributor to each of the
Funds.  Payments under the distribution plan shall be used to compensate persons who provide support  services in connection with the  distribution of the Funds'
shares and servicing of the Funds' shareholders.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, NA.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Genworth Variable Insurance Trust:

We have  audited  the  accompanying  statements  of assets  and  liabilities  of
Genworth  Calamos Growth Fund,  Genworth  Columbia Mid Cap Value Fund,  Genworth
Davis NY Venture Fund,  Genworth Eaton Vance Large Cap Value Fund, Genworth Legg
Mason Partners  Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund, Genworth
Putman   International    Capital   Opportunities   Fund,   Genworth   Thornburg
International  Value Fund, and Genworth Western Asset Management Core Plus Fixed
Income  Fund  as  of  August  15,  2008.  These  financial  statements  are  the responsibility  of management.  Our  responsibility  is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of cash with the custodian.  We believe that our audits provide a reasonable  basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the financial position of as of Genworth Calamos Growth
Fund,  Genworth  Columbia Mid Cap Value Fund,  Genworth  Davis NY Venture  Fund,
Genworth  Eaton  Vance  Large Cap  Value  Fund,  Genworth  Legg  Mason  Partners
Aggressive  Growth  Fund,   Genworth  PIMCO  StocksPLUS  Fund,  Genworth  Putman
International Capital Opportunities Fund, Genworth Thornburg International Value
Fund, and Genworth  Western Asset  Management  Core Plus Fixed Income Fund as of
August  15,  2008  in  conformity  with  U.S.  generally   accepted   accounting
principles.

(signed)

KPMG LLP
Milwaukee, Wisconsin
August 20, 2008

                                       68

--------------------------------------------------------------------------------
                            APPENDIX A - DEBT RATINGS
--------------------------------------------------------------------------------

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's  corporate or municipal debt rating is a current  assessment of the  creditworthiness  of an obligor with  respect to a specific  obligation.
This  assessment  may  take  into  consideration  obligors  such as  guarantors, insurers, or lessees.

The debt rating is not a recommendation  to purchase,  sell, or hold a security, inasmuch  as it does  not  comment  as to  market  price  or  suitability  for a particular investor.  The ratings are based on current information  furnished by the issuer or  obtained by  Standard & Poor's  from other  sources it  considers reliable.  Standard & Poor's  does not perform an audit in  connection  with any rating and may,  on  occasion,  rely on  unaudited  financial  information.  The ratings may be changed,  suspended,  or  withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of default - capacity and  willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation.

     2.   Nature of and provisions of the obligation.

     3.   Protection  afforded by, and relative  position of, the  obligation in the event of bankruptcy,  reorganization,  or other  arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA -     Debt rated 'AAA' has the highest rating assigned by Standard & Poor's.
          Capacity to pay interest and repay principal is extremely strong.

AA -      Debt rated 'AA' has a very strong  capacity to pay  interest and repay principal  and  differs  from the highest  rated  issues only in small degree.

A -       Debt  rated  'A' has a  strong  capacity  to pay  interest  and  repay principal  although it is  somewhat  more  susceptible  to the adverse effects of changes in circumstances and economic  conditions than debt in higher rated categories.

BBB -     Debt rated 'BBB' is  regarded  as having an  adequate  capacity to pay interest and repay principal.  Whereas it normally  exhibits  adequate
          protection   parameters,   adverse  economic  conditions  or  changing
          circumstances  are more  likely to lead to a weakened  capacity to pay interest and repay  principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB',  'B', 'CCC',  'CC' and 'C' is regarded as having  predominantly speculative  characteristics  with respect to capacity to pay interest and repay principal.  'BB' indicates the least degree of speculation  and 'C' the highest.
While such debt will likely have some  quality and  protective  characteristics, these are outweighed by large  uncertainties  or major risk exposures to adverse conditions.

BB -      Debt rated 'BB' is less i vulnerable to default than other speculative issues.  However, it faces major ongoing  uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                       A-1

B -       Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest  payments and
          principal  repayments.   Adverse  business,   financial,  or  economic
          conditions  will likely impair capacity or willingness to pay interest and repay principal.

CCC -     Debt rated 'CCC' is currently  vulnerable to default, and is dependent upon favorable  business,  financial,  and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business,  financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -      Debt  rated  'CC'   typically  is  currently   highly   vulnerable  to
          nonpayment.

C -       Debt rated 'C'  signifies  that a bankruptcy  petition has been filed, but debt service payments are continued.

D -       Debt rated 'D' is in payment default.  The 'D' rating category is used when interest payments or principal  payments are not made on the date due  even if the  applicable  grace  period  has not  expired,  unless
          Standard & Poor's believes that such payments will be made during such grace  period.  The 'D' rating  also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa -     Bonds which are rated Aaa are judged to be of the best  quality.  They carry  the  smallest  degree  of  investment  risk  and are  generally referred to as "gilt  edged."  Interest  payments  are  protected by a large or by an  exceptionally  stable  margin and principal is secure.
          While the  various  protective  elements  are likely to  change,  such changes  as  can  be  visualized  are  most  unlikely  to  impair  the fundamentally strong position of such issues.

Aa -      Bonds  which are  rated Aa are  judged  to be of high  quality  by all standards.  Together  with  the  Aaa  group  they  comprise  what  are generally  known as high grade  bonds.  They are rated  lower than the best bonds because margins of protection may not be as large as in Aaa securities or  fluctuation  of  protective  elements may be of greater amplitude  or  there  may be other  elements  present  which  make the long-term risk appear somewhat larger than in Aaa securities.

A -       Bonds which are rated A possess many favorable  investment  attributes and are to be considered as upper-medium  grade  obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a  susceptibility  to impairment some time in the future.

Baa -     Bonds which are rated Baa are considered as  medium-grade  obligations
          (i.e., they are neither highly protected nor poorly secured). Interest payments and principal  security  appear  adequate for the present but
          certain    protective    elements   may   be   lacking   or   may   be
          characteristically  unreliable  over any great  length  of time.  Such bonds lack  outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba -      Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered  well-assured.  Often the protection of interest and principal  payments may be very moderate,  and thereby not well  safeguarded  during both good and bad times over the future.
          Uncertainty of position characterizes bonds in this class.

B -       Bonds  which  are  rated  B  generally  lack  characteristics  of  the desirable investment.  Assurance of interest and principal payments or of  maintenance of other terms of the contract over any long period of time may be small.

                                       A-2

Caa -     Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present  elements  of danger  with  respect to principal or interest.

Ca -      Bonds which are rated Ca represent  obligations  which are speculative in a high  degree.  Such  issues  are often in  default  or have other marked shortcomings.

C -       Bonds  which  are rated C are the  lowest  rated  class of bonds,  and issues so rated can be regarded as having  extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

          Excerpts from Moody's Investors  Service,  Inc.,  description of state and municipal note ratings:

MIG-1 -   Notes  bearing  this  designation  are of the best  quality,  enjoying strong  protection  from  established  cash  flows of funds  for their servicing from  established and  board-based  access to the market for refinancing, or both.

MIG-2 -   Notes bearing this  designation  are of high quality,  with margins of protection ample although not so large as in the preceding group.

MIG-3 -   Notes  bearing this  designation  are of favorable  quality,  with all security  elements  accounted  for but  lacking  the  strength  of the preceding  grade.  Market access for  refinancing,  in particular,  is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch  investment grade bond ratings provide a guide to investors in determining the credit risk associated  with a particular  security.  The ratings  represent
Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The  rating  takes  into  consideration  special  features  of  the  issue,  its relationship  to other  obligations of the issuer,  the current and  prospective financial  condition and operating  performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch  ratings do not  reflect  any credit  enhancement  that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same  rating are of similar  but not  necessarily  identical
credit  quality  since  the  rating   categories  do  not  fully  reflect  small
differences in the degrees of credit risk.

Fitch  ratings  are not  recommendations  to buy,  sell,  or hold any  security.
Ratings do not comment on the adequacy of market price,  the  suitability of any security for a particular  investor,  or the tax-exempt  nature or taxability of payments made in respect of any security.

Fitch ratings are based on information  obtained from issuers,  other  obligors, underwriters,  their  experts,  and other sources Fitch believes to be reliable.
Fitch  does not  audit or  verify  the truth or  accuracy  of such  information.
Ratings may be changed,  suspended,  or  withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA  Bonds  considered  to be  investment  grade  and  representing  the  lowest expectation  of  credit  risk.  The  obligor  has an  exceptionally  strong capacity for timely  payment of financial  commitments,  a capacity that is highly unlikely to be adversely affected by foreseeable events.

                                       A-3

AA   Bonds  considered to be investment  grade and of very high credit  quality.
     This  rating  indicates  a very  strong  capacity  for  timely  payment  of financial commitments,  a capacity that is not significantly  vulnerable to foreseeable events.

A    Bonds  considered to be investment grade and represent a low expectation of credit risk. This rating  indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB  Bonds  considered to be in the lowest  investment  grade and indicates that there is currently low  expectation of credit risk. The capacity for timely payment of  financial  commitments  is  considered  adequate,  but  adverse changes in economic  conditions and circumstances are more likely to impair this capacity.

BB   Bonds are  considered  speculative.  This rating  indicates that there is a possibility  of  credit  risk  developing,  particularly  as the  result of
     adverse  economic  changes  over  time;  however,   business  or  financial
     alternatives  may be available to allow  financial  commitments  to be met.
     Securities rated in this category are not investment grade.

B    Bonds  are  considered  highly  speculative.  This  rating  indicates  that significant credit risk is present, but a limited margin of safety remains.
     Financial  commitments  are  currently  being met;  however,  capacity  for continued  payment is contingent upon a sustained,  favorable  business and economic environment.

CCC, Bonds are  considered a high default risk.  Default is a real  possibility.
CC   Capacity  for  meeting   financial   commitments  is  solely  reliant  upon
and  sustained,  favorable  business  or  economic  developments.  A 'CC' rating
C    indicates  that default of some kind appears  probable.  'C' rating signals imminent default.

DDD, Bonds are in default.  Such bonds are not meeting  current  obligations and
DD   are  extremely  speculative.  'DDD'  designates  the highest  potential for and  recovery  of  amounts  outstanding  on  any  securities  involved  and  'D'
D    represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard  & Poor's  commercial  paper  rating is a current  assessment  of the likelihood  of timely  payment of debt  considered  short-term  in the  relevant market.

Ratings are graded into several  categories,  ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1  This highest category  indicates that the degree of safety regarding timely payment is strong.  Those issues  determined  to possess  extremely  strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity   for  timely   payment  on  issues  with  this   designation   is
     satisfactory.  However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3  Issues carrying this designation have adequate capacity for timely payment.
     They are,  however,  more  vulnerable to the adverse  effects of changes in circumstances than obligations carrying the higher designations.

B    Issues  rated 'B' are  regarded as having  only  speculative  capacity  for timely payment.

                                       A-4

C    This  rating is assigned  to  short-term  debt  obligations  with  doubtful capacity for payment.

D    Debt rated 'D' is in payment default.  the 'D' rating category is used when interest payments or principal  payments are not made on the date due, even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes.  Notes  maturing  in three  years or less will  likely  receive a note rating.  Notes maturing  beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

1.   Amortization  schedule - the larger the final  maturity  relative  to other maturities, the more likely the issue is to be treated as a note.

2.   Source of  payment  - the more the  issue  depends  on the  market  for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong  capacity to pay  principal  and  interest are given a plus (+)
     designation.

SP-2 Satisfactory   capacity  to  pay   principal   and   interest,   with  some
     vulnerability  to adverse  financial and economic  changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's  short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless  explicitly noted.  Moody's employs the following three designations,  all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting  institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be  evidenced  by the  following  characteristics:  (I) leading  market positions  in well  established  industries,  (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset  protection,  (IV) broad  margins in  earnings  coverage of fixed  financial  charges  and  high  internal  cash  generation,  and (V)  well established  access to a range of  financial  markets  and  assured  sources  of alternative liquidity.

Issuers rated Prime-2 (or supporting  institutions)  have a strong  capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the  characteristics  cited above,  but to a lesser degree.  Earnings trends and  coverage  ratios,  while sound,  will be more subject to  variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting  institutions) have an acceptable  capacity for  repayment  of  short-term  promissory  obligations.  The effect of industry characteristics  and market  composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection

                                       A-5

measurements  and may  require  relatively  high  financial  leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1        This  designation  denotes  best  quality.  There is present
                    strong  protection  by  established  cash  flows,   superior
                    liquidity support or demonstrated  broad based access to the market for refinancing.

MIG 2/VMIG 2        This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3        This designation  denotes  favorable  quality.  All security
                    elements  are   accounted  for  but  there  is  lacking  the
                    undeniable  strength of the preceding grades.  Liquidity and cash flow  protection  may be narrow and  market  access for refinancing is likely to be less well established

MIG 4/VMIG 4        This  designation   denotes  adequate  quality.   Protection
                    commonly  regarded as required of an investment  security is
                    present  and  although  not   distinctly  or   predominantly
                    speculative, there is specific risk.

 SG                 This   designation   denotes   speculative   quality.   Debt
                    instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's  short-term ratings apply to debt obligations that are payable on demand or have original  maturities of up to three years,  including  commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The  short-term  rating places greater  emphasis than a long-term  rating on the existence of liquidity  necessary to meet the issuer's  obligations  in a timely manner.

F-1+ Exceptionally  strong  credit  quality.  Issues  assigned  this  rating are regarded as having the strongest degree of assurance for timely payment.

F-1  Very  strong  credit  quality.  Issues  assigned  this  rating  reflect  an assurance of timely  payment only slightly less in degree than issues rated
     F-1+.

F-2  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                       A-6

--------------------------------------------------------------------------------
                         APPENDIX B - PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

INVESTMENTS IN EACH FUND

     As of August 25, 2008, none of the portfolio  managers  owned,  directly or beneficially, shares of any of the Funds.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent  conflicts of interest may arise when a portfolio manager has day-to-day  management  responsibilities  with  respect to more than one fund or other account.  More specifically,  portfolio managers who manage multiple funds and/or  other  accounts  may be  presented  with  one or more  of the  following potential conflicts:

     o Time and  attention.  The  management  of  multiple  funds  and/or  other accounts may result in a portfolio  manager  devoting unequal time and attention to the management of each fund and/or other account.

     o Limited  investment  opportunities.  If a portfolio manager  identifies a limited  investment  opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

     o Brokerage  allocation.  With respect to securities  transactions  for the
Funds,  the  subadvisors  determine  which  broker to use to execute each order, consistent with their duty to seek best execution of the  transaction.  However, with  respect  to  certain  other  accounts  (such as  mutual  funds for which a subadvisor  or an  affiliate of a subadvisor  acts as  subadvisor,  other pooled investment  vehicles  that are not  registered  mutual funds and other  accounts managed for organizations  and  individuals),  the subadvisors may be limited by the client with  respect to the  selection  of brokers or may be  instructed  to direct trades through a particular broker. In these cases,  trades for a Fund in a particular  security may be placed  separately  from,  rather than  aggregated with,  such other  accounts.  Having  separate  transactions  with  respect to a security  may  temporarily  affect  the  market  price  of the  security  or the execution of the transaction,  or both, to the possible detriment of the Fund or other account(s) involved.

     o Pursuit of  differing  strategies.  At times,  a  portfolio  manager  may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises  investment  responsibility, or may decide that certain of the funds and/or  accounts  should take differing, including potentially opposite, positions with respect to a particular security.
Moreover,  there may be circumstances  when a portfolio  manager's  purchases or sales of  portfolio  securities  for one or more  accounts  may have an  adverse effect on other accounts.

     o Variation in  compensation.  The appearance of a conflict of interest may arise where a portfolio  manager has an incentive,  such as a  performance-based management  fee,  which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio  manager has day-to-day management responsibilities.

     o Personal  investments.  Potential conflicts of interest also may arise in the event that a portfolio  manager has personal  investments  in other accounts that may create an incentive to favor those accounts or when a portfolio manager personally owns or trades in a security that is owned or considered for purchase or sale by a client.

     o Investments  of  subadvisors  or affiliated  entities.  In addition,  the substantial  investment of the assets of a Fund subadvisor or affiliated  entity in certain securities or mutual funds may lead to conflicts of interest.

                                       B-1

     o Sharing of information  among accounts.  Subadvisors and their affiliates and other related  entities also may possess  information that could be material to the  management  of a Fund and may not be able to, or may  determine  not to, share that  information  with the  portfolio  managers,  even though it might be beneficial  information  for the  Fund.  This  information  may  include  actual knowledge  regarding the particular  investments and transactions of other funds and  accounts,  as well as  proprietary  investment,  trading  and other  market research,  analytical  and  technical  models,  and new  investment  techniques, strategies and opportunities.

     o Soft dollar benefits. Certain products and services, commonly referred to as "soft dollar services," (including,  to the extent permitted by law, research reports,  economic and financial data, financial  publications,  proxy analysis, computer databases and other  research-oriented  materials) that the subadvisors may receive in connection  with brokerage  services  provided to a Fund may have the inadvertent effect of  disproportionately  benefiting other  advised/managed funds or accounts. This could happen because of the relative amount of brokerage services  provided  to a Fund as  compared  to  other  advised/managed  funds or accounts, as well as the relative compensation paid by the Fund.

     o  Investment   limitations  arising  from  the  activities  of  affiliated entities.  Regulatory  restrictions  applicable  to  the  subadvisors  or  their affiliates  may  limit a Fund's  investment  activities  in  various  ways.  For example,  regulations regarding certain industries and markets, such as those in emerging  or  international  markets,  and certain  transactions,  such as those involving  certain  futures and  derivatives,  may impose a cap on the aggregate amount  of  investments  that  may be made by  affiliated  investors,  including accounts  managed  by  the  same  affiliated  manager,  in the  aggregate  or in individual issuers. At certain times, the subadvisor and its affiliates also may be restricted in the securities  that can be bought or sold for a Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships that the subadvisor and its affiliates have with the issuers of securities. In addition, the internal policies and procedures of a subadvisor
and  its  affiliates  covering  these  types  of  regulatory   restrictions  and
addressing  similar  issues  also may at times  restrict  the Funds'  investment activities.

     o  Non-advisory  relationships  of a  subadvisor  and its  affiliates.  The lending,  investment  banking and other  relationships that a subadvisor and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and  potential  conflicts  of  interest.  The  purchase,
holding  and  sale  of  certain   securities   by  the  Funds  may  enhance  the
profitability   and  the  business   interests  of  the  subadvisor  and/or  its
affiliates.  In addition, to the extent permitted by applicable law and a Fund's individual  investment  objectives and restrictions,  a Fund may be permitted to enter into transactions and invest in futures,  securities,  currencies,  swaps, options,  forward  contracts or other  instruments  in which a subadvisor  (or a related entity) acting as principal or on a proprietary basis for its customers, serves as the counterparty.  The Funds may also be permitted to enter into cross transactions  in which a subadvisor (or a related  entity) acts on behalf of the
Fund  and for the  other  party  to the  transaction.  In such  situations,  the subadvisor  or related  entity may have a  potentially  conflicting  division of responsibilities to both parties to a cross transaction. In addition, subject to applicable legal and regulatory requirements, a Fund may enter into transactions in  which  entities  that  are  affiliated  with a Fund  subadvisor  may have an interest that potentially conflicts with the interests of the Fund.

A  portfolio  manager  may also face other  potential  conflicts  of interest in managing a Fund,  and the  description  above is not a complete  description  of every conflict of interest that could be deemed to exist.  The subadvisors  have adopted certain compliance  procedures which are designed to prevent and address these types of conflicts.  However,  there is no guarantee that such  procedures will detect each and every situation in which a conflict arises.

See the  prospectus  section  "Fund  Management  --  Duties of the  Manager  and
Subadvisors"  for a  discussion  of a  potential  material  conflict of interest regarding the Manager's discretion to allocate assets for the Funds.

                                       B-2

DESCRIPTION OF COMPENSATION STRUCTURE

CALAMOS

Other Accounts Managed

The team  responsible for managing the Genworth  Calamos Growth Fund's portfolio is led by John P. Calamos,  Sr.,  Nick P. Calamos and John P.  Calamos,  Jr. and
consists of John  Hillenbrand,  Steve Klouda,  Jeff  Scudieri and Jon Vacko.  In
addition  to the  Genworth  Calamos  Growth  Fund,  the team  also  manages  the following accounts as of July 31, 2008:

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions)                       (in millions)
-------------------------------------- --------------- ----------------- ----------------- -----------------
John P. Calamos, Sr.
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           23            $29,479              3                $588
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          13             $1,235              3              $63,448
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          21,498           $9,068              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Nick P. Calamos
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           23            $29,479              3                $588
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          13             $1,235              3              $63,448
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          21,498           $9,068              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
John P. Calamos, Jr.
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           21            $29,271              3                $588
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          13             $1,235              3              $63,448
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          21,498           $9,068              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
John Hillenbrand
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           20            $27,687              3                $588
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          11             $1,182              1                $11
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          21,498           $9,068              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Steve Klouda
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           20            $27,687              3                $588
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          11             $1,182              1                $11
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          21,498           $9,068              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Jeff Scudieri
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           20            $27,687              3                $588
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          11             $1,182              1                $11
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          21,498           $9,068              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
 Jon Vacko
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           20            $27,687              3                $588
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          11             $1,182              1                $11
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          21,498           $9,068              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

Portfolio Manager Compensation

The amounts  paid to the Co-CIOs and senior  strategy  analysts and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. They

                                       B-3

each receive  compensation in the form of an annual base salary and a non-equity incentive plan award.  Investment  performance,  as measured by the  performance across all Calamos  strategies  with unique  benchmarks  for each  strategy,  is utilized to determine part of the discretionary target bonus. Also, due to their ownership and executive  management  positions with Calamos Advisors LLC and its parent company,  additional  corporate  objectives are utilized to determine the non-equity  incentive  plan award for John P. Calamos,  Sr., Nick P. Calamos and
John  P.  Calamos,  Jr.  For  2007,  additional  corporate  objectives  included marketing  effectiveness,  as  measured  by year-end  assets  under  management, redemption  rates,  and growth in assets  under  management  as  compared to the industry  peer  group;  portfolio  performance,  as  measured  by  risk-adjusted performance of the investment  strategies  managed by the company over a blended short- and  long-term  measurement  period;  revenue  growth,  measured by total investment  management  fees and growth in  investment  management  fee revenues compared to the industry peer group  percentages;  operating income, as measured by (i) operating margin relative to the industry peer group and (ii) net income;
and stockholder return relative to the industry peer group.

COLUMBIA MANAGEMENT

Other Accounts Managed

The team  responsible  for managing  the Genworth  Columbia Mid Cap Value Fund's portfolio  consists of David I.  Hoffman,  Diane L. Sobin,  Lori J. Ensinger and
Noah J. Petrucci.  In addition to the Genworth  Columbia Mid Cap Value Fund, the team also manages the following accounts as of July 31, 2008:

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
-------------------------------------- --------------- ----------------- ----------------- -----------------
David I. Hoffman
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           12          $8.3 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          2          $455.9 million          0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          6,236         $3.6 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Diane L. Sobin
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           12          $8.3 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          2          $455.9 million          0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          6,241         $3.6 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Lori J. Ensinger
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           12          $8.3 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          2          $455.9 million          0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          6,230         $3.6 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Noah J. Petrucci
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           12          $8.3 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          2          $455.9 million          0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          6,238         $3.6 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

Portfolio Manager Compensation

The portfolio managers received their compensation from Columbia  Management and its parent  company,  Columbia  Management  Group,  LLC,  in the form of salary, bonus,  stock options,  restricted  stock, and notional  investments  through an incentive  plan, the value of which is measured by reference to the  performance of the funds in which the account is invested.  A portfolio  manager's  bonus is variable and generally is based on (1) an evaluation of the portfolio  manager's investment performance and (2) the results of a peer and/or management review of the portfolio  manager,  which takes into account skills and attributes  such as team participation,  investment process,  communication and professionalism.  In evaluating investment  performance,  Columbia Management generally considers the one-, three- and five-

                                       B-4

year  performance  of mutual funds and other  accounts  managed by the portfolio manager relative to the benchmarks and peer groups noted below,  emphasizing the portfolio manager's three- and five-year  performance.  Columbia Management also may consider a portfolio  manager's  performance  in managing  client  assets in sectors  and  industries  assigned to the  portfolio  manager as part of his/her investment team responsibilities,  where applicable.  For portfolio managers who also have group management responsibilities,  another factor in their evaluation is an assessment of the group's overall investment performance.

The  size of the  overall  bonus  pool  each  year  is  determined  by  Columbia
Management  Group,  LLC and  depends  on,  among  other  factors,  the levels of compensation  generally in the investment  management  industry (based on market compensation data) and Columbia  Management's  profitability for the year, which is largely determined by assets under management.

DAVIS

Other Accounts Managed

The team responsible for managing the Genworth Davis NY Venture Fund's portfolio consists of Christopher C. Davis and Kenneth  Charles  Feinberg.  In addition to the Genworth Davis NY Venture Fund, the team also manages the following accounts as of July 31, 2008:

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------------------------- -----------------------------------
                                           Number           Assets            Number            Assets
-------------------------------------- --------------- ----------------- ----------------- -----------------
Christopher C.  Davis
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           29         $72.8 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          13          $1.1 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                           129*        $12.2 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Kenneth Charles Feinberg
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           30         $72.8 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          14          $1.1 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                           129*        $12.2 billion           0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

*    Managed money/wrap accounts have been counted at the sponsor level.

Portfolio Manager Compensation

Mr.  Davis'  compensation  for  services  provided  to Davis  consists of a base salary.  Mr. Feinberg's  compensation for services provided to Davis consists of
(i) a base  salary;  (ii) an annual  bonus  equal to a  percentage  of growth in
Davis's  profits;  (iii) awards of equity  ("Units") in Davis  including  Units, options on Units and/or phantom Units,  and (iv) an incentive plan whereby Davis purchases  shares in selected  funds  managed by Davis.  At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund  shares  will be  registered  in the  employee's  name based on fund performance,  after expenses on a pre-tax basis,  versus the S&P 500 Index,  and versus  peer  groups as defined by  Morningstar  or Lipper.  Davis's  investment professionals are provided benefits  packages  including life insurance,  health insurance and  participation  in company 401(k) plan comparable to that received by other company employees.

                                       B-5

EATON VANCE

Other Accounts Managed

Michael R. Mach is primarily  responsible  for managing the Genworth Eaton Vance
Large Cap Value Fund's portfolio.  In addition to the Genworth Eaton Vance Large
Cap Value Fund,  Mr. Mach also  manages  the  following  accounts as of June 30,
2008(1):

-------------------------------------- --------------------------------- -----------------------------------
         Other Accounts(1)                      Total Accounts             Accounts with Performance Fees
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions*
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies(2)        5            $11,702.9             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          3             $189.26              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            22             $553.1              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

*    For registered  investment  companies,  assets  represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(1)  This is the most recent date for which information is available.

(2)  Certain of the  investment  companies  that Mr.  Mach  serves as  portfolio manager  may  invest  in  underlying  portfolios  that  he also  serves  as portfolio manager.

(3)  Numbers provided include certain investment companies structured as fund of funds  which  invest in funds in the Eaton Vance  complex  advised by other portfolio managers.

Portfolio Manager Compensation

Compensation  Structure:  Compensation of Eaton Vance's  portfolio  managers and other investment professionals has three primary components:  (1) a base salary,
(2) an annual cash bonus and (3) annual stock-based  compensation  consisting of options to purchase shares of Eaton Vance Corp.'s  nonvoting common stock and/or restricted shares of Eaton Vance Corp.'s  nonvoting common stock.  Eaton Vance's investment  professionals also receive certain  retirement,  insurance and other benefits that are broadly  available to all Eaton Vance employees.  Compensation of Eaton Vance's  investment  professionals  is reviewed  primarily on an annual basis.  Cash bonuses,  stock-based  compensation  awards and adjustments in base salary are  typically  paid or put into  effect at or shortly  after the October
31st fiscal year end of Eaton Vance Corp.

Method to Determine Compensation: Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio  responsibilities
and  the  total  return   performance  of  managed  funds  and  accounts  versus
appropriate peer groups or benchmarks.  Performance is normally based on periods ending on the September  30th  preceding  fiscal year end. Fund  performance  is normally evaluated primarily versus peer groups of funds as determined by Lipper
Inc. and/or  Morningstar,  Inc. When a fund's peer group as determined by Lipper
Inc.  or  Morningstar,  Inc.  is  deemed by Eaton  Vance  not to  provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year  performance,  with secondary  consideration of performance  over longer and shorter  periods.  Performance  is  evaluated  on a pre-tax basis.  In addition to rankings within peer groups of funds on the basis of  absolute  performance,  consideration  may also be  given  to  risk-adjusted
performance.   For  managers   responsible  for  multiple  funds  and  accounts,
investment  performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate  weightings in measuring aggregate portfolio manager performance.

                                       B-6

The compensation of portfolio managers with other job responsibilities  (such as heading an investment group or providing analytical support to other portfolios)
will  include  consideration  of the  scope  of  such  responsibilities  and the managers' performance in meeting them.

Eaton Vance  seeks to  compensate  portfolio  managers  commensurate  with their responsibilities  and  performance,  and competitive with other firms within the investment management industry.  Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and  stock-based  compensation  levels for  portfolio  managers  and other investment  professionals.  Salaries,  bonuses and stock-based  compensation are also  influenced  by the  operating  performance  of Eaton  Vance and its parent company.  The overall annual cash bonus pool is based on a  substantially  fixed percentage of pre-bonus  operating  income.  While the salaries of Eaton Vance's portfolio  managers  are  comparatively  fixed,  cash  bonuses  and  stock-based compensation may fluctuate significantly from year-to-year,  based on changes in manager performance and other factors as described herein. For a high performing portfolio  manager,  cash bonuses and stock-based  compensation  may represent a substantial portion of total compensation.

CLEARBRIDGE

Other Accounts Managed

Richard  Freeman is primarily  responsible  for managing the Genworth Legg Mason
Partners  Aggressive Growth Fund's  portfolio.  In addition to the Genworth Legg
Mason  Partners  Aggressive  Growth Fund, Mr. Freeman also manages the following accounts as of July 31, 2008:

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions)                       (in millions)
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           8            $10,954.4             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          0                $0                0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          39,805         $11,247.3             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

Portfolio Manager Compensation

ClearBridge  investment  professionals  receive a base  salary,  other  employee benefits  and are  eligible to receive  incentive  compensation.  Base salary is fixed  and  typically  determined  based on  market  factors  and the  skill and experience of individual investment personnel.

ClearBridge has incentive and deferred  compensation plans (the "Plans") for its investment  professionals,  including the fund's portfolio  manager and research analysts.  The  Plans  are  designed  to align  the  objectives  of  ClearBridge investment  professionals  with those of fund shareholders and other ClearBridge clients.  Additionally, the deferred Plans are designed to retain its investment professionals and reward long-term performance.

Incentive   Compensation:   Investment  performance  is  the  key  component  in
determining  the  final  incentive  award  for all of  ClearBridge's  investment professionals.  A portfolio  manager's  initial  incentive award is based on the investment  professional's ongoing contribution to ClearBridge's  investment and business  results and  externally  measured  competitive  pay  practices for the portfolio  manager's  position/experience  within  the firm.  This award is then adjusted  upward or  downward  (up to +/-50%)  based on  investment  performance during the most  recent  year over a rolling  1-, 3-,  and 5-year  time  period.
Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the product's pre-tax investment performance against the applicable product  benchmark  (e.g. a securities  index and,  with respect to a fund,  the benchmark set forth in the fund's  prospectus to which the fund's average annual total returns are compared).

                                       B-7

The peer  group of  non-ClearBridge  investment  managers  is defined by product style/type,  vehicle type and geography and selected by independent vendors that track  and  provide  (for  a  fee  paid  by  ClearBridge)  relevant  peer  group performance and ranking data (e.g. primarily Lipper or Callan).

The 1-, 3-, and 5-year  performance  versus benchmark and peer group approximate effective  weightings are 35% for trailing 1-year performance,  50% for trailing
3-year performance, and 15% for trailing 5-year performance.

Lastly, the incentive award for an investment  professional may also be adjusted by ClearBridge's  Chief Investment  Officer and Chief Operating Officer based on other  qualitative  factors such as contribution to the firm and the development of investment staff.

For  ClearBridge's  centralized  research  professionals,  there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio  manager  questionnaire  survey and stock picking  performance.  The analyst's  stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard  performance.  These stock picks are measured versus their respective sector indices.

Deferred  Award:  Up to 20% of an  investment  professional's  annual  incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested  in their  primary  managed  product and  one-quarter  in a composite portfolio of the firm's new products.  Portfolio managers can elect to
invest  another  one-quarter  in  any  proprietary   ClearBridge-managed   fund;
consequently,  portfolio  managers  potentially could have 50% of their deferred award amount  tracking the  performance of their primary  managed  product.  The final  one-quarter  of the  deferral  is  received  in the  form of  Legg  Mason restricted stock shares.  Legg Mason then makes a company investment in the Legg
Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.

For  centralized  research  analysts  one-half  of  their  deferral  tracks  the performance of up to 14 elected proprietary funds, while one-quarter is invested in the new product  composite and the remaining  one-quarter  is received in the form of Legg Mason restricted stock shares.

PIMCO

Other Accounts Managed

William H. Gross is primarily  responsible  for managing the  portfolios  of the
Genworth PIMCO  StocksPLUS  Fund. In addition to the Genworth  PIMCO  StocksPLUS
Fund, Mr. Gross also manages the following accounts as of July 31, 2008:

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions)                       (in millions)
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           40          $186,790.79            0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          20           $8,798.19             3              $531.10
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            69           $36,593.92            20            $14,683.90
-------------------------------------- --------------- ----------------- ----------------- -----------------

Portfolio Manager Compensation

PIMCO  has  adopted  a "Total  Compensation  Plan"  for its  professional  level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance,  integrity and teamwork consistent with the firm's mission  statement.  The Total  Compensation  Plan includes a significant incentive  component  that rewards high  performance  standards,  work ethic and consistent  individual and team  contributions  to the firm. The compensation of portfolio  managers  consists  of a base  salary,  a bonus,  and may  include  a retention bonus. Portfolio managers who are Managing Directors of

                                       B-8

PIMCO also receive  compensation  from  PIMCO's  profits.  Certain  employees of
PIMCO,  including  portfolio managers,  may elect to defer compensation  through
PIMCO's  deferred   compensation   plan.  PIMCO  also  offers  its  employees  a
non-contributory   defined   contribution  plan  through  which  PIMCO  makes  a
contribution  based on the employee's  compensation.  PIMCO's  contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus:  Base  salaries are  determined by  considering  an individual portfolio manager's  experience and expertise and may be reviewed for adjustment annually.  Portfolio  managers  are  entitled to receive  bonuses,  which may be significantly  more than their base salary,  upon attaining certain  performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager.  Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In  addition,   the  following   non-exclusive  list  of  qualitative   criteria
(collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     o    3-year,  2-year  and  1-year   dollar-weighted  and  account-weighted,
          pre-tax  investment  performance  as  judged  against  the  applicable benchmarks for each account managed by a portfolio manager  (including the Fund) and relative to applicable industry peer groups;

     o    Appropriate   risk   positioning   that  is  consistent  with  PIMCO's
          investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     o    Amount and nature of assets managed by the portfolio manager;

     o    Consistency  of investment  performance  across  portfolios of similar mandate and guidelines (reward low dispersion);

     o    Generation  and  contribution  of  investment  ideas in the context of
          PIMCO's  secular and cyclical  forums,  portfolio  strategy  meetings,
          Investment Committee meetings, and on a day-to-day basis;

     o    Absence of defaults and price  defaults  for issues in the  portfolios managed by the portfolio manager;

     o    Contributions to asset retention, gathering and client satisfaction;

     o    Contributions to mentoring, coaching and/or supervising; and

     o    Personal growth and skills added.

A portfolio  manager's  compensation is not based directly on the performance of any fund or any other account  managed by that  portfolio  manager.  Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses: Certain portfolio managers may receive a discretionary, fixed amount  retention bonus,  based upon the Bonus Factors and continued  employment with PIMCO.  Each portfolio  manager who is a Senior Vice President or Executive
Vice President of PIMCO receives a variable amount retention  bonus,  based upon the Bonus Factors and continued employment with PIMCO.

Investment   professionals,   including  portfolio  managers,  are  eligible  to
participate  in a Long Term Cash Bonus Plan ("Cash Bonus Plan"),  which provides cash awards that appreciate or depreciate  based upon the performance of PIMCO's parent company,  Allianz Global Investors,  and PIMCO over a three-year  period.
The aggregate  amount  available for  distribution to participants is based upon
Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash  Bonus  Plan is based  upon the Bonus  Factors,  and the  payment of benefits from the Cash Bonus Plan, is contingent  upon  continued  employment at
PIMCO.

                                       B-9

Profit  Sharing Plan:  Instead of a bonus,  portfolio  managers who are Managing
Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting  of a portion of PIMCO's  net  profits.  Portfolio  managers  who are
Managing  Directors  receive  an  amount  determined  by the  Managing  Director
Compensation  Committee,  based upon an individual's overall contribution to the firm and the  Bonus  Factors.  Under his  employment  agreement,  William  Gross receives a fixed percentage of the profit sharing plan.

Allianz  Transaction Related  Compensation:  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz
AG  (currently  known  as  Allianz  SE)  ("Allianz").  In  connection  with  the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From  time to  time,  under  the  PIMCO  Class B Unit  Purchase  Plan,  Managing
Directors and certain executive management (including Executive Vice Presidents)
of PIMCO may become  eligible  to  purchase  Class B Units of PIMCO.  Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO
Partners,  LLC, a  California  limited  liability  company that holds a minority interest in PIMCO and is owned by the Managing  Directors and certain  executive management  of PIMCO.  The Class A Units of PIMCO  Partners,  LLC entitle  their holders  to  distributions  of a portion  of the  profits  of  PIMCO.  The PIMCO
Compensation   Committee  determines  which  Managing  Directors  and  executive management  may purchase Class B Units and the number of Class B Units that each may purchase.  The Class B Units are purchased  pursuant to full recourse  notes issued to the  holder.  The base  compensation  of each  Class B Unit  holder is increased in an amount equal to the  principal  amortization  applicable  to the notes given by the Managing Director or member of executive management.

Portfolio  managers who are Managing  Directors also have  long-term  employment contracts,  which  guarantee  severance  payments  in the  event of  involuntary termination of a Managing Director's employment with PIMCO.

PUTNAM MANAGEMENT

Other Accounts Managed

The team  responsible  for managing the Genworth  Putnam  International  Capital
Opportunities  Fund's  portfolio  is led by Joseph  Joseph and consists of Randy
Farina,  John Ferry and Franz  Valencia.  In  addition  to the  Genworth  Putnam
International  Capital  Opportunities  Fund, the team also manages the following accounts as of July 31, 2008:

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions)                       (in millions)
-------------------------------------- --------------- ----------------- ----------------- -----------------
Joseph Joseph
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           4             $2,083.2             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          6              $10.8               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            4              $570.4              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Randy Farina
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           4             $2,110.6             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          1               $1.6               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            2              $475.2              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
John Ferry
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           4             $1,993.1             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          1               $1.6               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            3              $566.2              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

                                      B-10

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions)                       (in millions)
-------------------------------------- --------------- ----------------- ----------------- -----------------
Franz Valencia
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           4             $2,466.7             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          4               $7.3               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            3              $479.4              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

Portfolio Manager Compensation

Putnam  Management  believes  that its  investment  management  teams  should be compensated  primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam  Management's  Investment  Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and  superior  performance  over time.  The peer group for the  Genworth  Putnam
International  Capital  Opportunities  Fund,  International  Small/Mid-Cap  Core
Funds, is the Fund's broad investment  category as determined by Lipper Inc. The portion  of  the  incentive  compensation  pool  available  to  your  investment management  team  varies  based  primarily  on its  delivery,  across all of the portfolios it manages, of consistent,  dependable and superior  performance over time on a before-tax basis.

     o    Consistent performance means being above median over one year.

     o    Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     o    Superior  performance  (which  is  the  largest  component  of  Putnam
          Management's  incentive  compensation  program) means being in the top third of the peer group over three and five years.

In  determining  an  investment  management  team's  portion  of  the  incentive compensation pool and allocating that portion to individual team members, Putnam
Management  retains  discretion  to reward  or  penalize  teams or  individuals, including  the  Fund's  Portfolio  Leader  and  Portfolio  Members,  as it deems appropriate,  based  on  other  factors.  The  size  of  the  overall  incentive compensation pool each year depends in large part on Putnam's  profitability for the  year,  which  is  influenced  by its  assets  under  management.  Incentive compensation  is  generally  paid as cash  bonuses,  but a portion of  incentive compensation may instead be paid as grants of restricted stock, options or other forms of  compensation,  based on the factors  described  above.  In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience.  Incentive  compensation  generally represents  at least  70% of the  total  compensation  paid to  investment  team members.

THORNBURG

Other Accounts Managed

The team  responsible for managing the Genworth  Thornburg  International  Value
Fund's portfolio  consists of William V. Fries, Wendy Trevisani and Lei Wang. In
addition to the  Genworth  Thornburg  International  Value  Fund,  the team also manages the following accounts as of July 31, 2008:

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions)                       (in millions)
-------------------------------------- --------------- ----------------- ----------------- -----------------
William V. Fries
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           18           $25,264.0             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          14            $1,937.3             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          13,389         $11,081.0             1               $86.3
-------------------------------------- --------------- ----------------- ----------------- -----------------

                                      B-11

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in millions)                       (in millions)
-------------------------------------- --------------- ----------------- ----------------- -----------------
Wendy Trevisani
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           10           $19,623.9             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          8              $809.9              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          9,350           $8,553.7             1               $86.3
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Lei Wang
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           10           $19,623.9             0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          8              $809.9              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                          9,350           $8,553.7             1               $86.3
-------------------------------------- --------------- ----------------- ----------------- -----------------

Portfolio Manager Compensation

The compensation of each portfolio and  co-portfolio  manager includes an annual salary,  annual bonus and company-wide  profit sharing.  Each manager  currently named in the  prospectus  also owns  equity  shares in the  investment  advisor,
Thornburg.  Both the salary and bonus are  reviewed  approximately  annually for comparability with salaries of other portfolio  managers in the industry,  using survey  data  obtained  from  compensation  consultants.  The  annual  bonus  is subjective.  Criteria that are considered in formulating the bonus include,  but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager,  including the Trust; multiple year historical total return of accounts managed by the manager,  including the Trust, relative to market performance and similar  investment  companies;  single year historical total return of accounts managed by the manager,  including the Trust, relative to market performance and similar  investment  companies;  the  degree of  sensitivity  of the  manager to potential tax  liabilities  created for account  holders in generating  returns, relative to overall return.  There is no material  difference in the method used to  calculate  the  manager's  compensation  with respect to the Trust and other accounts  managed by the manager,  except that certain  accounts  managed by the manager may have no income or capital  gains tax  considerations.  To the extent that the manager realizes benefits from capital  appreciation and dividends paid to  shareholders of Thornburg,  such benefits accrue from the overall  financial performance of Thornburg.

WESTERN AND WAML

Other Accounts Managed

The team  responsible  for managing the Genworth  Western Asset  Management Core
Plus Fixed  Income  Fund's  portfolio  consists  of Stephen  A.  Walsh,  Mark S.
Lindbloom,  Edward A. Moody, Carl L. Eichstaedt,  Michael C. Buchanan,  Keith J.
Gardner  and Detlev  Schlichter.  In  addition  to the  Genworth  Western  Asset
Management  Core Plus Fixed  Income Fund,  the team also  manages the  following accounts as of July 31, 2008:

The team  responsible  for managing the Genworth  Western Asset  Management Core
Plus Fixed  Income  Fund's  portfolio  consists  of Stephen  A.  Walsh,  Mark S.
Lindbloom,  Edward A. Moody, Carl L. Eichstaedt,  Michael C. Buchanan,  Keith J.
Gardner  and Detlev  Schlichter.  In  addition  to the  Genworth  Western  Asset
Management  Core Plus Fixed  Income Fund,  the team also  manages the  following accounts as of June 30, 2008(1):

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in billions)                       (in billions)
-------------------------------------- --------------- ----------------- ----------------- -----------------
Stephen A.  Walsh
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies          116             $126.3              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles         327             $220.0              0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                           1029            $277.8              94              $28.4
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Mark S.  Lindbloom
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           5              $2.74               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          3               $.20               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            30             $7.33               4               $1.32
-------------------------------------- --------------- ----------------- ----------------- -----------------

                                      B-12

-------------------------------------- --------------------------------- -----------------------------------
     Portfolio Manager                          Total Accounts             Accounts with Performance Fees
         Other Accounts
-------------------------------------- --------------- ----------------- ----------------- -----------------
                                           Number           Assets            Number            Assets
                                                        (in billions)                       (in billions)
-------------------------------------- --------------- ----------------- ----------------- -----------------
Edward A.  Moody
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           3               $.74               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          1               $.05               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            87             $15.55              8               $2.33
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Carl L.  Eichstaedt
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           13             $3.59               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          6              $1.76               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            94             $19.08              3               $1.02
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Michael C.  Buchanan
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           19             $9.24               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          9              $5.78               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            19             $2.18               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
 Keith J.  Gardner
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           7              $1.23               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          8              $1.36               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            0                $0                0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------

-------------------------------------- --------------- ----------------- ----------------- -----------------
Detlev Schlichter
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Registered Investment Companies           2               $.24               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Pooled Investment Vehicles          29             $4.52               0                 $0
-------------------------------------- --------------- ----------------- ----------------- -----------------
   Other Accounts                            67             $25.44              19              $6.96
-------------------------------------- --------------- ----------------- ----------------- -----------------

(1)  This is the most recent date for which information is available.

Portfolio Manager Compensation

With respect to the compensation of the portfolio  managers,  Western and WAML's compensation  system assigns each employee a total  compensation  "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job  function  and peer  universe.  This  method is  designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard  compensation  includes  competitive base salaries,  generous  employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the  interests  of  employees  with  those of  Western  and WAML,  and are determined by the  professional's  job function and performance as measured by a formal review  process.  All bonuses are  completely  discretionary.  One of the principal factors  considered in determining a portfolio  manager's bonus is the portfolio  manager's  investment  performance versus appropriate peer groups and benchmarks.  Because portfolio  managers are generally  responsible for multiple accounts (including the Portfolio) with similar investment strategies,  they are compensated  on the  performance  of the  aggregate  group of similar  accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from  factors that  include  client  service,  business  development,  length of service  to  Western  and  WAML,  management  or  supervisory  responsibilities, contributions  to  developing  business  strategy and overall  contributions  to
Western and WAML's business.

Finally,  in order to attract  and  retain top  talent,  all  professionals  are eligible for additional  incentives in  recognition of outstanding  performance.
These are determined based upon the factors described above and

                                      B-13

include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

                                      B-14

--------------------------------------------------------------------------------
                 APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES
--------------------------------------------------------------------------------

                              CALAMOS ADVISORS LLC
                        SUMMARY OF PROXY VOTING POLICIES
                 SUBADVISOR TO THE GENWORTH CALAMOS GROWTH FUND

The Fund has delegated  proxy voting  responsibilities  to Calamos  Advisors LLC
("Calamos")  for the Fund's  portfolio  securities for which the Fund has voting authority  consistent  with the Fund's  best  economic  interests.  Calamos  has adopted  its own  Proxy  Voting  Policies  and  Procedures  ("Policies").  These
Policies,  address  among other  things,  conflicts  of interest  that may arise between  the  interests  of the  Fund,  and the  interests  of  Calamos  and its affiliates.

I.   Summary of Proxy Voting Guidelines

Calamos has  delegated  its  administrative  duties with respect to analysis and voting  proxies  to the Proxy  Group of its Risk  Management  Group  within  the
Portfolio Management Department (the "Proxy Group") and to its Corporate Actions
Group within the Portfolio  Management  Department  ("Corporate  Actions").  The
Proxy  Group's  duties  consist of analyzing  proxy  statements of issuers whose stock is owned by any  client  (including  the Fund)  that has  delegated  proxy voting  administrative  responsibility to Calamos.  Unless otherwise directed by the client,  the Proxy Group seeks to vote all proxies in the best  interests of the  client  in terms of the  perceived  effect  of the vote on the value of the client's investment.

In  general,  if Calamos  believes  that a company's  management  and board have interests sufficiently aligned with our client's interest,  Calamos will vote in favor of board-approved  proposals.  More specifically,  Calamos seeks to ensure that the board of directors of a company is  sufficiently  aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best  accomplished  by having a majority  of  independent board  members.  Although  Calamos  will  examine  board  member  elections on a case-by-case  basis,  Calamos will  generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

One of the primary factors Calamos  considers when  determining the desirability of investing in a particular  company is the quality and depth of that company's management.  Accordingly,  the  recommendation  of  management on any issue is a factor that  Calamos  considers  in  determining  how  proxies  should be voted.
However,  Calamos  does  not  consider  recommendations  from  management  to be determinative of Calamos ultimate decision.  As a matter of practice,  the votes with  respect to most  issues are cast in  accordance  with the  position of the company's management.  Each issue, however, is considered on its own merits, and
Calamos will not support the position of a company's management in any situation where it  determines  that  the  ratification  of  management's  position  would adversely affect the investment merits of owning that company's shares.

Calamos has adopted general  guidelines for voting proxies as summarized  below.
In keeping with its fiduciary  obligations to its clients,  Calamos  reviews all proposals,  even those that may be  considered to be routine  matters.  Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered  based on the relevant facts and  circumstances.
Calamos may deviate from the general  policies and procedures when it determines that the particular  facts and  circumstances  warrant such deviation to protect the interests of the client.  These guidelines cannot provide an exhaustive list of all  the  issues  that  may  arise  nor can  Calamos  anticipate  all  future situations. Corporate governance issues are diverse and continually evolving and
Calamos devotes significant time and resources to monitor these changes.

                                       C-1

The  following  guidelines  reflect what Calamos  believes to be good  corporate governance and behavior:

Corporate Governance and Structure:

     o Board of Directors/Trustees: The election of directors and an independent board are vital to good  corporate  governance.  Directors  are  expected  to be
competent   individuals  and  they  should  be  accountable  and  responsive  to shareholders.  Calamos  seeks to ensure that the board of directors of a company is  sufficiently  aligned with security  holders'  interests and provides proper oversight  of  the  company's  management.  In  many  cases  this  may  be  best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case  basis,  Calamos generally supports an independent board of directors, and prefers that key committees such as audit,  nominating,  and compensation  committees be comprised of independent directors. For all other votes regarding boards of directors,  Calamos will vote on a case-by-case basis.

     o  Ratification  of Auditors:  In light of several high profile  accounting scandals,  Calamos will closely scrutinize the role and performance of auditors.
On a case-by-case  basis,  Calamos will examine proposals  relating to non-audit relationships and non-audit fees. Calamos will also consider,  on a case-by-case basis,  proposals to rotate auditors,  and will vote against the ratification of
auditors   when  there  is  clear  and   compelling   evidence   of   accounting
irregularities or negligence attributable to the auditors.

     o Merger, Acquisitions,  Reincorporation and Other Transactions:  Companies
ask their  shareholders  to vote on an enormous  variety of  different  types of
transactions,    including   mergers,    acquisitions,    reincorporations   and
reorganizations  involving business  combinations,  liquidations and the sale of all or  substantially  all of a  company's  assets.  Voting  on  such  proposals involves considerations unique to each transaction. Therefore, Calamos will vote on proposals to effect these types of transactions on a case-by-case basis.

     o Anti-Take Over Measures and Shareholder Voting Rights:  Calamos generally opposes  antitakeover  measures  since they tend to reduce  shareholder  rights.
However,  as with all proxy issues,  Calamos  conducts an independent  review of each anti-takeover proposal. On occasion,  Calamos may vote with management when the research  analyst has  concluded  that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Calamos generally supports proposals that require  shareholder  rights plans ("poison pills") to be subject to a shareholder vote. Calamos will closely evaluate  shareholder  rights' plans on a  case-by-case  basis to  determine  whether  or not they  warrant  support.
Calamos will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.

     o Capital Structure:  Calamos realizes that a company's financing decisions have a significant  impact on its  shareholders,  particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional  debt.  Calamos will carefully  review,  on a case-by-case  basis, proposals  by companies  to increase  authorized  shares and the purpose for the increase.  Calamos  will  generally  not  vote in favor  of  dual-class  capital structures to increase the number of authorized shares where that class of stock would have superior  voting rights.  Calamos will generally vote in favor of the issuance of  preferred  stock in cases where the company  specifies  the voting, dividend,  conversion  and  other  rights  of such  stock  and the  terms of the preferred stock issuance are deemed  reasonable.  Calamos will review  proposals seeking preemptive rights on a case-by-case basis.

     o Mergers and Corporate  Restructuring:  Mergers and  acquisitions  will be subject to careful review by the Proxy Group to determine  whether they would be beneficial to shareholders.  Calamos will analyze various economic and strategic factors  in making  the final  decision  on a merger or  acquisition.  Corporate restructuring  proposals  are  also  subject  to  a  thorough  examination  on a case-by-case basis.

                                       C-2

     o Social and Corporate Policy Issues: As a fiduciary,  Calamos is primarily concerned  about the financial  interests of its client.  Calamos will generally give  management  discretion  with regard to social,  environmental  and ethical issues  although  Calamos may vote in favor of those issues that are believed to have significant economic benefits or implications.

Securities Lending:
Certain  accounts may  participate in securities  lending  programs with various counterparties.  If the Fund participates in a securities  lending program,  the
Proxy  Group may attempt to recall the  portfolio  securities  and vote  proxies relating to such securities  under certain  circumstances.  For example,  if the
Proxy Group determines that the votes involve matters that could have a material effect on the  Fund's  investment  in such  loaned  securities.  There can be no guarantee  that any such  securities  can be retrieved  for such  purpose.  With respect to securities lending transactions, the Proxy Group seeks to balance the economic  benefits of continuing to  participate in an open  securities  lending transaction  against  the  inability  to  vote  proxies.  As a  result,  Calamos generally  will not  attempt  to recall  portfolio  securities  to vote  proxies relating to routine matters.

Global Corporate Governance:
Calamos manages investments in countries worldwide. Many of the tenets discussed
above  are  applied  to  Calamos'  proxy  voting  decisions  for   international
investments.  However,  Calamos must be flexible in these worldwide  markets and must be mindful of the varied market  practices of each region.  As  experienced
money  managers,   Calamos'  Proxy  Group  is  skilled  in   understanding   the
complexities  of the regions in which they specialize and are trained to analyze proxy issues  germane to their regions.  In certain  foreign  jurisdictions  the voting of proxies on portfolio securities may result in additional  restrictions that may have an economic impact or cost to the security holder. We believe that in some  instances  the best  interest of our clients is served by abstaining or not  voting  such  proxies.  Examples  of issues  unique to  foreign  securities include, but are not limited to, the following;  (i) Share Blocking:  In certain
non-U.S.  jurisdictions, a security holder that votes a proxy is prohibited from selling  the  security  until the  meeting for which the proxy has been voted is completed. This period of time may range from days to weeks. Since this blocking of sales  prevents the sale of a security  regardless of market  conditions  and developments,  we believe it increases risk.  Therefore,  it often may be in the best  interests of our investors not to vote such proxies.  Whether we vote such proxies  will be  determined  on a  case-by-case  basis.  (ii) Lack of Notice or
Information:  Foreign regulations do not standardize the notification period for a proxy vote.  In some  instances,  the notice period is so short that we cannot research the issues  presented.  In  instances  where  Calamos has  insufficient notice to permit them to cast a reasoned vote,  Calamos will abstain from voting on particular issues or not vote at all.

Executive Compensation and Option Plans:
A  company's  equity-based  compensation  plan should be in  alignment  with the shareholders'  long-term interests.  Accordingly,  proxy votes should be used to encourage the use of reasonably  designed  compensation  plans that promote such alignment by  providing  officers  and  employees  with an incentive to increase
shareholder   value.   Calamos  evaluates  plans  on  a  case-by-case  basis  by
considering   several  factors  to  determine  whether  the  plan  is  fair  and
reasonable.   Severance   compensation   arrangements  will  be  reviewed  on  a
case-by-case  basis,  although Calamos will generally oppose "golden parachutes"
that are  considered  excessive.  Calamos will normally  support  proposals that require that a percentage  of directors'  compensation  be in the form of common stock, as it aligns their interests with those of the shareholders.

Other Business Matters:
Many proxy statements include the approval of routine business matters,  such as changing the company's name, and procedural  matters relating to the shareholder meetings.  Generally these routine matters do not materially affect  shareholder interests  adversely  and are best left to the  board of  directors  and  senior management of the company.  Thus, Calamos will generally vote for board approved proposals  seeking to approve such matters.  Because of the enormous variety and complexity of transactions  that are presented to shareholders,  it is extremely difficult  to foresee  exactly  what would be in the best  interests of Calamos'
clients  in all  circumstances.  Moreover,  voting  on such  proposals  involves considerations unique to each transaction.  Accordingly,  Calamos will vote on a case-by-case basis on proposals presenting these transactions.

                                       C-3

II.  Conflicts

Finally,  Calamos  has  established  procedures  to help  resolve  conflicts  of interests that might arise when voting proxies for their clients.  In situations where a material conflict of interest is identified,  the Proxy Group will refer the matter, along with the recommended course of action by Calamos, if any, to a
Proxy Review Committee for evaluation and voting instructions.  The Proxy Review
Committee may defer to the voting  recommendation  of an independent third party provider of proxy services. The Proxy Review Committee will independently review proxies  that are  identified  as  presenting  material  conflicts  of interest;
determine  the  appropriate  action to be taken in such  situations;  report the results of such votes to Calamos'  clients as may be  requested;  and  recommend changes to the Calamos' Proxy Voting Policies and Procedures as appropriate.

                                       C-4

                        COLUMBIA MANAGEMENT ADVISORS, LLC
                        SUMMARY OF PROXY VOTING POLICIES
             SUBADVISOR TO THE GENWORTH COLUMBIA MID CAP VALUE FUND

I.   Summary of Proxy Voting Guidelines

The Fund has  delegated  to the  Columbia  Management  Advisor,  LLC ("CMA") the
responsibility  to vote  proxies  relating to portfolio  securities  held by the
Fund. In deciding to delegate this responsibility to the CMA, the Board reviewed and  approved the policies and  procedures  adopted by CMA.  These  included the procedures  that  CMA  follows  when a vote  presents  a  conflict  between  the interests  of the Fund and its  shareholders  and the CMA, its  affiliates,  its other clients or other persons.

The  CMA's  policy  is to vote  all  proxies  for  Fund  securities  in a manner considered  by  the  CMA  to be in  the  best  interest  of  the  Fund  and  its shareholders without regard to any benefit to the CMA, its affiliates, its other clients or other  persons.  CMA examines  each  proposal  and votes  against the proposal,  if, in its  judgment,  approval or adoption of the proposal  would be expected  to impact  adversely  the  current or  potential  market  value of the issuer's  securities.  CMA also  examines  each  proposal  and votes the proxies against the  proposal,  if, in its judgment,  the proposal  would be expected to affect adversely the best interest of the Fund. CMA determines the best interest of a Fund in light of the potential economic return on the Fund's investment.

CMA  seeks to  address  potential  material  conflicts  of  interest  by  having predetermined  voting  guidelines.  For those  proposals  that  require  special consideration  or in instances where special  circumstances  may require varying from the predetermined  guideline, the CMA's Proxy Committee determines the vote in the best interest of the Fund,  without  consideration of any benefit to CMA, its  affiliates,  its other clients or other persons.  CMA's Proxy  Committee is composed of  representatives of the CMA's equity  investments,  equity research, compliance,  legal  and  fund  administration  functions.  In  addition  to  the responsibilities  described above, the Proxy Committee has the responsibility to review,  on a  semi-annual  basis,  the CMA's  proxy  voting  policies to ensure consistency  with  internal  and  regulatory  agency  policies  and  to  develop additional  predetermined  voting  guidelines  to assist in the  review of proxy proposals.

The Proxy  Committee  may vary from a  predetermined  guideline if it determines that voting on the proposal  according to the  predetermined  guideline would be expected  to impact  adversely  the  current or  potential  market  value of the issuer's  securities  or to  affect  adversely  the best  interest  of the Fund.
References  to the best  interests of the Fund refer to the interest of the Fund in terms  of the  potential  economic  return  on the  client's  investment.  In determining the vote on any proposal,  the Proxy Committee does not consider any benefit  other than  benefits to the Fund.  A member of the Proxy  Committee  is prohibited  from  voting on any  proposal  for which he or she has a conflict of interest  by  reason of a direct  relationship  with the  issuer or other  party affected  by a given  proposal.  Persons  making  recommendations  to the  Proxy
Committee  or  its  members  are  required  to  disclose  to the  Committee  any relationship  with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

CMA has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting  process.  Glass-Lewis & Co.  provides  proxy  analysis,  record  keeping services and vote disclosure services.

II.  Proxy Voting Policy

CMA has adopted  and  implemented  the  following  policy,  which it believes is reasonably  designed to: (1) ensure that proxies are voted in the best  economic interest of clients;  and (2) address  material  conflicts of interest  that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance  Risk  Management  ("CRM") and Legal.  Business  groups to which this policy applies and CRM must adopt written procedures to implement the policy.

All proxies  regarding  client  securities  for which CMA has  authority to vote will,  unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to

                                       C-5

be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its  affiliates.  The best interest of clients is defined for this purpose as the interest of enhancing or protecting  the economic  value of client  accounts,  considered  as a group  rather than  individually,  as CMA determines in its sole and absolute  discretion.  In the event a client believes that its other  interests  require a different vote, CMA will vote as the client clearly  instructs,  provided  CMA  receives  such  instructions  in time to act accordingly. Information regarding CMA's proxy voting decisions is confidential.
Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates.  Advisory  clients,  including mutual funds'
and other funds' boards,  may obtain information on how their proxies were voted by CMA.  However,  CMA will not  selectively  disclose  its  investment  company clients' proxy voting records to third parties.  Rather,  the investment company clients' proxy records will be disclosed to shareholders  by  publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance  with this Policy,  all proxies of which it becomes aware,  subject to the following  general  exceptions  (unless otherwise agreed) when CMA expects to routinely refrain from voting:

     1.   Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

     2.   Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the  occurrence of actual or apparent  material  conflicts of interest in the proxy voting process by voting in accordance with  predetermined voting  guidelines and observing  other  procedures that are intended to prevent where  practicable  and manage  conflicts  of  interest  (refer to Section  III,
Conflicts  of Interest  below).  CMA's proxy  voting  policy and  practices  are summarized in its Form ADV.  Additionally,  CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

     A.   PROXY COMMITTEE

     CMA has established a Proxy Committee whose standing members include senior investment management  personnel,  who participate as voting authorities on the Committee.  Additionally,  the Proxy Committee regularly involves other
     associates  (e.g.,   Legal   representative,   Compliance  Risk  Management
     representative, GWIM Investment Operations representatives) who participate
     as   needed   to   enable   effective    execution   of   the   Committee's
     responsibilities.

     The Proxy  Committee  has  established  a  charter,  which  sets  forth the
     Committee's  purpose,  membership  and  operation.  The  Proxy  Committee's functions include, in part,

          (a)  direction  of the  vote  on  proposals  where  there  has  been a recommendation  to the  Committee  not to vote  according  to the predetermined  Voting  Guidelines  (stated in  Appendix  A) or on proposals  which require  special,  individual  consideration  in accordance with Section IV.C;

          (b)  review at least  annually of this Proxy Voting  Policy and Voting
               Guidelines to ensure consistency with internal  policies,  client disclosures and regulatory requirements;

          (c)  review at least  annually of existing  Voting  Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

                                       C-6

          (d)  ensure that  appropriate  disclosure of CMA's Proxy Voting Policy is made to its  clients,  is  disclosed  in CMA's Form ADV and is made to the Funds' shareholders; and

          (e)  oversight  of any  circumstances  where,  as described in Section
               III, CMA may  determine it is necessary to delegate  proxy voting to an independent third party.

     B.   CMA'S INVESTMENT ASSOCIATES

     Under CMA's Voting  Guidelines,  certain  matters must be  determined  on a case-by-case basis. In general,  the GWIM Investment  Operations Group will refer these matters first to the relevant CMA research  analyst after first confirming  with CRM that the proxy  matter  does not present a conflict to
     CMA.  If  there  is not a  research  analyst  assigned  to  the  particular security, the matter will be referred to the appropriate portfolio manager.

     In considering a particular proxy matter, the research analyst or portfolio manager  must  vote  in  the  clients'  best  interest  as  defined  above.
     Information   regarding  CMA's  proxy  voting   decisions  is  confidential
     information.  Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person  outside of CMA and within CMA except on a need to know basis only.

     Research   analysts   and   portfolio   managers   must   discharge   their
     responsibilities  consistent with the obligations set forth below (refer to
     Management  of Conflicts of Interest - Additional  Procedures).  A research analyst or  portfolio  manager must  disclose in writing any  inappropriate attempt to influence their  recommendation  or any other personal  interest that they have with the issuer  (see  Appendix B -  Conflicts  of  Interest
     Disclosure  and  Certification  Form).  For each  Proxy  Referral  (defined below),  the  research  analyst or  portfolio  manager is  responsible  for memorializing their recommendation on the Proxy Voting  Recommendation Form
     (see Appendix C) and communicating it to the Proxy Department.

     Research  analysts and  portfolio  managers  should seek advice from CRM or
     Legal  with  respect to any  questions  that they have  regarding  personal conflicts of interests,  communications regarding proxies, or other related matters.

     C.   CONFLICTS OF INTEREST

     For  purposes  of  this  policy,  a  material  conflict  of  interest  is a relationship or activity  engaged in by CMA, a CMA  affiliate(1),  or a CMA associate  that creates an incentive (or  appearance  thereof) to favor the interests of CMA, the  affiliate,  or  associate,  rather than the clients'
     interests.  However,  a material  conflict of interest is not automatically created  when  there is a  relationship  or  activity  engaged  in by a CMA affiliate,  but there is a possibility  that a CMA affiliate  could cause a conflict.  CMA  may  have a  conflict  of  interest  if  either  CMA  has a significant  business  relationship  with a company  that is  soliciting  a proxy, or if a CMA associate  involved in the proxy voting  decision-making process  has  a  significant  personal  or  family  relationship  with  the particular  company.  A conflict of interest is considered to be "material"
     to the  extent  that a  reasonable  person  could  expect the  conflict  to influence  CMA's  decision on the  particular  vote at issue.  In all cases where there is deemed to be a material conflict of interest,  CMA will seek to resolve it in the clients' best interests.

---------------------------

     (1) Bank of America Corporation  ("BAC"),  the ultimate corporate parent of
CMA, Bank of America,  N.A. and all of their numerous  affiliates owns, operates and has  interests in many lines of business that may create or give rise to the appearance of a conflict of interest  between BAC or its affiliates and those of
Firm-advised  clients.  For  example,  the  commercial  and  investment  banking business lines may have  interests with respect to issuers of voting  securities that could appear to or even  actually  conflict  with CMA's duty,  in the proxy voting process, to act in the best economic interest of its clients.

                                       C-7

     For those  proxy  proposals  that:  (1) are not  addressed  by CMA's  proxy guidelines;  (2) the  guidelines  specify the issue must be  evaluated  and determined  on a  case-by-case  basis;  or (3) a CMA  investment  associate believes  that an exception to the  guidelines  may be in the best economic interest of CMA's clients (collectively,  "Proxy Referrals"),  CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

     In the case of Proxy Referrals, CRM will collect and review any information
     deemed   reasonably   appropriate   to   evaluate  if  CMA  or  any  person
     participating in the proxy voting  decision-making  process has, or has the appearance of, a material  conflict of interest.  CMA investment  personnel involved in the particular Proxy Referral must report any personal conflict of interest  circumstances to Columbia  Management's  Conflicts  Officer in
     writing  (see  Appendix  B).  CRM will  consider  information  about  CMA's significant business relationships,  as well as other relevant information.
     The information  considered by CRM may include information  regarding:  (1)
     CMA client and other  business  relationships;  (2) any  relevant  personal conflicts;  and (3)  communications  between  investment  professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

     If CRM  determines  that it  reasonably  believes  (1)  CMA has a  material conflict of  interest,  or (2) certain  individuals  should be recused from participating  in the proxy vote at issue, CRM will inform the Chair of the
     Proxy  Committee.  Where a material  conflict of interest is  determined to have arisen in the proxy voting  process,  CMA's policy is to invoke one or more of the following conflict management procedures:

          o    Causing  the  proxies  to  be  voted  in   accordance   with  the
               recommendations  of an independent  third party (which  generally will be CMA's proxy voting agent);

          o    Causing the proxies to be delegated  to a qualified,  independent third party, which may include CMA's proxy voting agent.

          o    In  unusual  cases,  with the  Client's  consent  and upon  ample notice,  forwarding the proxies to CMA's clients so that they may vote the proxies directly.

     Affiliate Investment Companies and Public Companies

     CMA considers (1) proxies  solicited by open-end and closed-end  investment companies for which CMA or an affiliate serves as an investment  advisor or principal  underwriter;  and (2)  proxies  solicited  by Bank of America or other public  companies  within the BAC  organization to present a material conflict of interest for CMA. Consequently,  the proxies of such affiliates will be voted following one of the conflict management  practices discussed above.

     Management of Conflicts of Interest - Additional Procedures

     Additionally,  by  assuming  his or her  responsibilities  pursuant to this
     Policy, each member of the Proxy Committee  (including the chairperson) and any CMA or BAC  associate  advising  or  acting  under the  supervision  or oversight of the Proxy  Committee  undertakes to disclose in writing to the
     Columbia  Management  Conflicts of Interest Officer (within CRM) any actual or apparent  personal  material  conflicts of interest  which he or she may have (e.g.,  relationships  with nominees for  directorship,  members of an issuer's or dissident's  management or otherwise) in determining whether or how CMA will vote proxies.  In the event any member of the Proxy  Committee has a conflict of interest regarding a given matter, he or she will abstain from  participating in the Committee's  determination of whether and/or how to vote in the matter.  CMA's  investment  associates  also follow the same disclosure  requirements  for any  actual  or  apparent  personal  material conflicts of interest as stated in this section.

                                       C-8

     In certain  circumstances,  CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party.  CMA has  undertaken  a review of the proxy  vendor's  conflicts  of interest procedures, and will continue to monitor them on an ongoing basis.

     BAC, as well as CMA,  have adopted  various other  policies and  procedures that help reinforce this Policy. Please see the associated documents.

     Ownership Limits - Delegation of Proxy Voting to an Independent Third Party

     From time to time,  CMA may face  regulatory  or  compliance  limits on the types or  amounts of voting  securities  that it may  purchase  or hold for client accounts.  Among other limits,  federal,  state,  foreign regulatory restrictions,  or company-specific  ownership limits may restrict the total percentage of an issuer's  voting  securities that CMA can hold for clients
     (collectively, "Ownership Limits").

     The regulations or  company-specific  documents governing a number of these
     Ownership  Limits  often  focus upon  holdings in voting  securities.  As a result,  in limited  circumstances  in order to comply with such  Ownership
     Limits and/or internal  policies  designed to comply with such limits,  CMA may delegate  proxy voting in certain  issuers to a qualified,  independent third party, who may be the Advisor's proxy voting agent.

     D.   PROXY VOTING GUIDELINES

          1.   CMA's Proxy Voting Guidelines - General Practices.

          The Proxy  Committee  has adopted the  guidelines  for voting  proxies specified  in  Appendix  A of this  policy.  CMA uses an  independent, third-party  proxy  vendor to implement  its proxy  voting  process as
          CMA's proxy voting  agent.  In general,  whenever a vote is solicited, the proxy  vendor will  execute  the vote  according  to CMA's  Voting
          Guidelines.

          2.   Ability  to  Vote  Proxies  Other  than  as  Provided  by  Voting
               Guidelines.

          A Portfolio  Manager or other party  involved with a client's  account may conclude that the best interest of the firm's  client,  as defined above,  requires  that a proxy be voted in a manner that  differs from the predetermined  proxy Voting Guidelines.  In this situation,  he or she will request that the Proxy  Committee  consider  voting the proxy other than  according to such  Guidelines.  If any person,  group,  or entity  requests the Proxy  Committee  (or any of its members)  vote a proxy other than  according to the  predetermined  Voting  Guidelines, that person will furnish to the Proxy Committee a written  explanation of the  reasons for the request  and a  description  of the  person's, group's, or entity's relationship,  if any, with the parties proposing
          and/or   opposing  the  matter's   adoption  using  the  Proxy  Voting
          Recommendation  Form  (see  Appendix  C of  this  policy).  The  Proxy
          Committee  may  consider  the  matter,  subject  to the  conflicts  of interest procedures discussed above.

          3.   Other Proxy Proposals

          For the following categories of proposals,  either the Proxy Committee will  determine  how  proxies  related to all such  proposals  will be voted,  or the  proxies  will be voted in  accordance  with the  proxy vendor's or a an individual client's guidelines.

                                       C-9

               o    New  Proposals.  For  each  new  type  of  proposal  that is
                    expected  to  be  proposed  to   shareholders   of  multiple
                    companies,   the  Proxy  Committee  will  develop  a  Voting
                    Guideline which will be incorporated into this Policy.

               o    Accounts Adhering to Taft Hartley Principles.  All proposals for  these  accounts  will be  voted  according  to the Taft
                    Hartley  Guidelines  developed  by the proxy  vendor,  or as specified by the client.

               o    Accounts Adhering to Socially  Responsible  Principles.  All
                    proposals for these accounts will be voted  according to the
                    Socially  Responsible  Guidelines  developed  by  the  proxy vendor, or as specified by the client.

               o    Proxies of  International  Issuers  which  Block  Securities
                    Sales between the Time a Shareholder submits a Proxy and the
                    Vote.  In  general,   CMA  will  refrain  from  voting  such
                    securities.  However, in the exceptional  circumstances that
                    CMA  determines  that it would be  appropriate  to vote such proxies,  all proposals for these  securities  will be voted only on the specific  instruction of the Proxy Committee and to the  extent  practicable  in  accordance  with the Voting
                    Guidelines set forth in this Policy.

               o    Proxies of Investment  Company  Shares.  Proposals on issues other than those  specified  in Section V.A will be voted on the specific instruction of the Proxy Committee.

               o    Accounts  Managed by CMA's  Quantitative  Strategies  Group.
                    When an issue is held only  within  an  account  managed  by
                    CMA's  Quantitative  Strategies  Group  and not in any other account within CMA, all proposals  shall be voted  according to the  guidelines  developed  by  the  proxy  vendor  or as specified by the client.

               o    Executive/Director  Compensation.   Except  as  provided  in
                    Appendix  A,  proposals  relating  to  compensation  of  any executive or director  will be voted as  recommended  by the
                    proxy  vendor  or  as   otherwise   directed  by  the  Proxy
                    Committee.

               o    Preemptive   Rights.   Proposals   to  create  or  eliminate
                    shareholder preemptive rights. In evaluating these proposals the Proxy  Committee  will  consider the size of the company and the nature of its shareholder base.

     E.   VOTING PROCEDURES

     The  GWIM  Investment   Operations  Group  is  primarily   responsible  for
     overseeing the day-to-day  operations of the proxy voting process. The GWIM
     Investment  Operations  Group's  monitoring  will  take  into  account  the following  elements:  (1) periodic  review of the proxy  vendor's  votes to ensure that the proxy vendor is  accurately  voting  consistent  with CMA's
     Proxy Guidelines;  and (2) review of the fund website to ensure that annual reports  are  posted  in a  timely  and  accurate  manner.  For  additional information  regarding the proxy voting  process,  please refer to the GWIM
     Investment Operations Desktop Procedures.

     Supervision

     Managers and supervisory  personnel are responsible for ensuring that their associates  understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

                                      C-10

     Escalation

     With the exception of conflicts of interest-related matters, issues arising under  this  policy  should be  escalated  to the Proxy  Committee.  Issues involving  potential  or actual  conflicts  of interest  should be promptly communicated to the Compliance Risk Management Conflicts Officer.

     Monitoring/Oversight

     The Compliance  Assessment  Team within  Compliance Risk Management and the
     Corporate  Internal Audit Group perform periodic reviews and assessments of various lines of  businesses,  including a review of Columbia  Management's compliance with the Proxy Voting Policy.

     Recordkeeping

     CMA will create and maintain  records of each  investment  company's  proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security  considered at any shareholder  meeting during the period covered by the annual report and which the company was entitled to vote:

          o    The name of the issuer of the security;

          o    The exchange  ticker symbol of the portfolio  security (is symbol is available through reasonably practicable means);

          o    The  Council  on  Uniform  Securities  Identification  Procedures
               number for the portfolio security (if number is available through reasonably practicable means);

          o    The shareholder meeting date;

          o    A brief identification of the matter voted on;

          o    Whether  the matter was  proposed  by the issuer or by a security holder;

          o    Whether the company cast its vote on the matter;

          o    How the company cast its vote (e.g., for or against proposal,  or abstain;  for or withhold  regarding the election of  directors);
               and

          o    Whether the company cast its vote for or against management.

     Business  groups and support  partners are  responsible for maintaining all records necessary to evidence compliance with this policy. The records must be  properly  maintained  and  readily  accessible  in  order  to  evidence compliance with this policy.

     These records include:

          o    Proxy Committee Meeting Minutes and Other Materials

          o    Analysis  and  Supporting  Materials  of  Investment   Management
               Personnel Concerning Proxy Decisions and Recommendations

          o    Conflicts of Interest Review  Documentation,  including Conflicts of Interest Forms

                                      C-11

          o    Client Communications Regarding Proxy Matters

     Records  should be  retained  for a period of not less than five years plus the current year.  Records must be retained in an appropriate  office of CM for the first two years.

III. Proxy Voting Guidelines

The Proxy Committee has adopted the following guidelines for voting proxies:

     A.   Matters Relating to the Board of Directors/Corporate Governance

     CMA generally will vote FOR:

          o    Proposals  for the  election of  directors  or for an increase or decrease  in the  number  of  directors,  provided  that at least two-thirds  of the Board of  Directors  are,  presently or at any time during the  previous  three-year  period,  "independent"  as defined by applicable regulatory and listing standards.

     However, CMA generally will WITHHOLD votes from pertinent director nominees if:

          (i)  the board as  proposed  to be  constituted  would  have more than one-third of its members from management;

          (ii) the  board  does not have  audit,  nominating,  and  compensation committees  composed  solely of  directors  who  qualify as being regarded as "independent," i.e. having no material  relationship, directly or indirectly,  with the Company,  as CMA's proxy voting agent may determine  (subject to the Proxy  Committee's  contrary determination of independence or non-independence);

          (iii) the nominee,  as a member of the audit committee,  permitted the company  to incur  excessive  non-audit  fees (as  defined  below
               regarding   other  business   matters  -   ratification   of  the
               appointment of auditors);

          (iv) a director serves on more than six public company boards;

          (v)  the CEO serves on more than two public  company boards other than the company's board.

     On a CASE-BY-CASE  basis, CMA may WITHHOLD votes for a director nominee who has failed to observe  good  corporate  governance  practices  or,  through specific  corporate action or inaction (e.g.  failing to implement policies for which a majority of  shareholders  has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

          o    Proposals  requesting that the board audit,  compensation  and/or nominating committee be composed solely of independent directors.
               The Audit Committee must satisfy the  independence and experience
               requirements   established   by  the   Securities   and  Exchange
               Commission   ("SEC")  and  the  New  York  Stock   Exchange,   or
               appropriate local requirements for foreign  securities.  At least one member of the Audit  Committee  must  qualify as a "financial expert" in accordance with SEC rules.

          o    Proposals to  declassify a board,  absent  special  circumstances that would indicate that shareholder  interests are better served by a classified board structure.

     CMA generally will vote FOR:

                                      C-12

          o    Proposals to create or  eliminate  positions or titles for senior management.  CMA  generally  prefers that the role of Chairman of the Board and CEO be held by different  persons  unless there are compelling  reasons to vote AGAINST a proposal to separate  these positions, such as the existence of a counterbalancing governance structure  that  includes  at least  the  following  elements  in addition to applicable listing standards:

               -    Established governance standards and guidelines.

               -    Full  board   composed   of  not  less  than   three-fourths
                    "independent" directors, as defined by applicable regulatory and listing standards.

               -    Compensation,  as well as audit and nominating (or corporate governance)  committees  composed  entirely  of  independent directors.

               -    A  designated  or rotating  presiding  independent  director appointed  by and from the  independent  directors  with the
                    authority  and   responsibility   to  call  and  preside  at
                    regularly and, as necessary, specially scheduled meetings of the  independent  directors  to  be  conducted,  unless  the
                    participating   independent  directors  otherwise  wish,  in
                    executive session with no members of management present.

               -    Disclosed  processes for  communicating  with any individual
                    director,    the   presiding   independent   director   (or,
                    alternatively, all of the independent directors, as a group)
                    and the entire board of directors, as a group.

               -    The pertinent class of the Company's  voting  securities has out-performed,  on a three-year  basis,  both an appropriate
                    peer  group  and  benchmark   index,  as  indicated  in  the
                    performance  summary table of the Company's proxy materials.
                    This requirement  shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

          o    Proposals  that  grant or restore  shareholder  ability to remove directors with or without cause.

          o    Proposals to permit shareholders to elect directors to fill board vacancies.

          o    Proposals  that  encourage  directors to own a minimum  amount of company stock.

          o    Proposals to provide or to restore shareholder appraisal rights.

          o    Proposals to adopt cumulative voting.

          o    Proposals for the company to adopt confidential voting.

     CMA will  generally  vote FOR  shareholder  proposals  calling for majority voting  thresholds  for director  elections  unless the company has adopted
     formal   corporate   governance   principles   that  present  a  meaningful
     alternative to the majority  voting  standard  and/or  provides an adequate response to both new  nominees as well as  incumbent  nominees  who fail to receive a majority of votes cast.

                                      C-13

     CMA generally will vote AGAINST:

          o    Proposals  to  classify  boards,   absent  special  circumstances
               indicating that shareholder interests would be better served by a classified board structure.

          o    Proposals  that give  management the ability to alter the size of the board without shareholder approval.

          o    Proposals   that  provide   directors  may  be  removed  only  by
               supermajority vote.

          o    Proposals to eliminate cumulative voting.

          o    Proposals  which  allow  more  than  one  vote  per  share in the election of directors.

          o    Proposals that provide that only  continuing  directors may elect replacements to fill board vacancies.

          o    Proposals  that  mandate a minimum  amount of company  stock that directors must own.

               o    Proposals to limit the tenure of non-management directors.

     CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

     CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to  corporate  governance.  Such  proposals  include,  but are not limited to:

               o    Reimbursement  of proxy  solicitation  expenses  taking into consideration  whether  or  not  CMA  was  in  favor  of the dissidents.

               o    Proxy contest  advance  notice.  CMA generally will vote FOR proposals  that allow  shareholders  to submit  proposals as close to the meeting  date as possible  while  allowing  for sufficient  time  for  Company  response,  SEC  review,  and analysis by other shareholders.

     CMA will vote on a CASE-BY-CASE basis to indemnify  directors and officers, and AGAINST proposals to indemnify external auditors.

     CMA will vote FOR the  indemnification  of  internal  auditors,  unless the costs associated with the approval are not disclosed.

     B.   Compensation

          CMA generally will vote FOR management  sponsored  compensation  plans
          (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that  substantially  dilute ownership interest in a company,  provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs
          (excluding  authorized  shares for expired options) exceeds an average of 5% of the  currently  outstanding  shares over the  previous  three years or an average of 3% over the previous  three years for directors only,  the  proposal  should be referred to the Proxy  Committee.  The
          Committee will then consider the  circumstances  surrounding the issue and vote in the best  interest of CMA's

                                      C-14

          clients.    CMA   requires   that   management   provide   substantial
          justification for the repricing of options.

          CMA generally will vote FOR:

          o    Proposals  requiring that  executive  severance  arrangements  be submitted for shareholder ratification.

          o    Proposals asking a company to expense stock options.

          o    Proposals to put option repricings to a shareholder vote.

          o    Employee stock  purchase plans that have the following  features:
               (i) the shares  purchased under the plan are acquired for no less than 85% of their market  value,  (ii) the offering  period under the plan is 27 months or less, and (iii) dilution is 10% or less.

          o    Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

     CMA generally will vote AGAINST:

          o    Stock  option  plans that  permit  issuance  of  options  with an exercise price below the stock's  current  market price,  or that permit replacing or repricing of out-of-the money options.

          o    Proposals to authorize the replacement or repricing of out-of-the money options.

          o    Proposals   requesting  that  plan  administrators  have  advance
               authority  to  amend  the  terms  of  a  plan  without   detailed
               disclosure of the specific  amendments.  When sufficient  details
               are  provided  on  the   amendments   permitted  by  the  advance
               authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

     CMA will vote on a  CASE-BY-CASE  basis  proposals  regarding  approval  of specific executive severance arrangements.

     C.   Capitalization

     CMA generally will vote FOR:

          o    Proposals to increase the authorized  shares for stock dividends, stock  splits (and  reverse  stock  splits) or general  issuance, unless proposed as an anti-takeover measure or a general issuance proposal  increases the  authorization by more than 30% without a clear need presented by the company.  Proposals for reverse stock splits should include an overall reduction in authorization.

               For  companies   recognizing   preemptive   rights  for  existing
               shareholders,  CMA  generally  will  vote  FOR  general  issuance proposals that increase the  authorized  shares by more than 30%.
               CMA will  vote on a  CASE-BY-CASE  basis  all such  proposals  by companies  that do not recognize  preemptive  rights for existing shareholders.

          o    Proposals for the  elimination of authorized but unissued  shares or  retirement  of those  shares  purchased  for sinking  fund or treasury stock.

                                      C-15

          o    Proposals to  institute/renew  open market share repurchase plans in which all shareholders may participate on equal terms.

          o    Proposals  to  reduce or  change  the par value of common  stock, provided  the  number of shares is also  changed in order to keep the capital unchanged.

     CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

          o    Management  proposals that allow listed  companies to de-list and terminate  the  registration  of  their  common  stock.  CMA will determine whether the transaction  enhances  shareholder value by giving consideration to:

               -    Whether  the  company  has  attained   benefits  from  being
                    publicly traded.

               -    Cash-out value

               -    Balanced interests of continuing vs. cashed-out shareholders

               -    Market reaction to public announcement of transaction

     D.   Mergers, Restructurings and Other Transactions

          CMA will review, on a CASE-BY-CASE basis,  business  transactions such as mergers,  acquisitions,  reorganizations,  liquidations,  spinoffs, buyouts and sale of all or substantially all of a company's assets.

     E.   Anti-Takeover Measures

          CMA generally will vote AGAINST  proposals  intended  largely to avoid acquisition  prior  to  the  occurrence  of  an  actual  event  or  to discourage acquisition by creating a cost constraint.  With respect to the following measures, CMA generally will vote as follows:

                                      C-16

     Poison Pills

     o    CMA votes FOR  shareholder  proposals that ask a company to submit its poison pill for shareholder ratification.

     o    CMA generally  votes FOR  shareholder  proposals to eliminate a poison pill.

     o    CMA generally  votes AGAINST  management  proposals to ratify a poison pill.

     Greenmail

     o    CMA will vote FOR proposals to adopt  anti-greenmail  charter or bylaw amendments  or to  otherwise  restrict  a  company's  ability  to make greenmail payments.

     Supermajority vote

     o    CMA will vote AGAINST board-approved  proposals to adopt anti-takeover measures such as supermajority  voting  provisions,  issuance of blank check preferred  stock, the creation of a separate class of stock with disparate voting rights and charter amendments  adopting control share acquisition provisions.

     Control Share Acquisition Provisions

     o    CMA will vote FOR  proposals to opt out of control  share  acquisition statutes.

     F.   Other Business Matters

     CMA generally will vote FOR:

     o    Bylaw amendments giving holders of at least 25% of outstanding  common stock the ability to call a special meeting of stockholders.

     o    Board governance document amendments or other proposals which give the lead  independent  director the authority to call special  meetings of the independent directors at any time.

     CMA will review,  on a CASE-BY-CASE  basis,  proposals for Bylaw amendments giving  minority  shareholders  the  ability  to call a special  meeting of stockholders.

     CMA generally will vote FOR:

     o    Proposals  to approve  routine  business  matters such as changing the company's  name and  procedural  matters  relating to the  shareholder meeting such as approving the minutes of a prior meeting.

     o    Proposals to ratify the  appointment  of  auditors,  unless any of the following  apply in which case CMA will  generally  vote  AGAINST  the proposal:

          -    Credible reason exists to question:

               >>   The  auditor's  independence,  as  determined  by applicable regulatory requirements.

               >>   The accuracy or reliability  of the auditor's  opinion as to the company's financial position.

     o    Fees paid to the auditor or its  affiliates for  "non-audit"  services were  excessive,  i.e.,  in excess of the total fees paid for "audit,"
          "audit-related"  and "tax compliance" and/or "tax return  preparation"
          services, as disclosed in the company's proxy materials.

     o    Bylaw or charter  changes  that are of a  housekeeping  nature  (e.g., updates or corrections).

     o    Proposals  to approve the annual  reports and  accounts  provided  the certifications  required by the  Sarbanes  Oxley Act of 2002 have been provided.

     CMA generally will vote AGAINST:

     o    Proposals to  eliminate  the right of  shareholders  to act by written consent or call special meetings.

     o    Proposals providing  management with authority to adjourn an annual or special  shareholder  meeting absent compelling  reasons, or to adopt, amend or repeal

                                      C-17

          bylaws without  shareholder  approval,  or to vote unmarked proxies in favor of management.

     o    Shareholder  proposals  to change the date,  time or  location  of the company's annual meeting of shareholders.

     CMA will vote AGAINST:

     o    Authorization to transact other  unidentified  substantive (as opposed to procedural) business at a meeting.

     CMA will vote on a CASE-BY-CASE basis:

     o    Proposals   to  change  the  location  of  the   company's   state  of
          incorporation. CMA considers whether financial benefits (e.g., reduced fees or  taxes)  likely  to  accrue  to the  company  as a result of a reincorporation  or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     o    Proposals  on  whether  and  how to  vote on  "bundled"  or  otherwise conditioned proposals,  depending on the overall economic effects upon shareholders.

     CMA   generally   will  ABSTAIN  from  voting  on   shareholder   proposals
     predominantly involving social, socioeconomic,  environmental, political or other  similar  matters on the basis that their  impact on share  value can rarely be  anticipated  with any high degree of  confidence.  CMA may, on a
     CASE-BY-CASE basis, vote:

     o    FOR proposals  seeking  inquiry and reporting  with respect to, rather than cessation or affirmative  implementation  of,  specific  policies
          where  the  pertinent  issue  warrants   separate   communication   to
          shareholders; and

     o    FOR or AGAINST the latter  sort of  proposal in light of the  relative benefits and detriments (e.g.  distraction,  costs,  other burdens) to share  value  which  may be  expected  to  flow  from  passage  of the proposal.

     G.   Other Matters Relating to Foreign Issues

     CMA generally will vote FOR:

     o    Most stock (scrip)  dividend  proposals.  CMA votes AGAINST  proposals that do not allow for a cash  option  unless  management  demonstrates that the cash option is harmful to shareholder value.

     o    Proposals to  capitalize  the  company's  reserves for bonus issues of shares or to increase the par value of shares.

     o    Proposals to approve control and profit transfer  agreements between a parent and its subsidiaries.

     o    Management   proposals   seeking  the  discharge  of  management   and
          supervisory  board  members,  unless  there is concern  about the past actions of the  company's  auditors/directors  and/or  legal action is being taken against the board by other shareholders.

     o    Management   proposals   concerning   allocation  of  income  and  the
          distribution  of dividends,  unless the dividend payout ratio has been consistently  below 30 percent  without  adequate  explanation  or the payout is excessive given the company's financial position.

                                      C-18

     o    Proposals for the adoption of financing  plans if they are in the best economic interests of shareholders.

     CMA will evaluate  management  proposals to approve  protective  preference shares for Netherlands located company-friendly  foundations proposals on a
     CASE-BY-CASE basis and will only support resolutions if:

     o    The supervisory board needs to approve an issuance of shares while the
          supervisory   board  is   independent   within  the  meaning  of  CMA'
          categorization rules and the Dutch Corporate Governance Code.

     o    No  call/put  option  agreement  exists  between  the  company and the foundation.

     o    There is a qualifying offer clause or there are annual  management and supervisory board elections.

     o    The issuance authority is for a maximum of 18 months.

     o    The board of the company-friendly foundation is independent.

     o    The company has disclosed under what  circumstances it expects to make use of the possibility to issue preference shares.

     o    There  are  no  priority  shares  or  other  egregious  protective  or entrenchment tools.

     o    The company  releases its proxy  circular,  with details of the poison pill proposal, at least three weeks prior to the meeting.

     o    Art  2:359c   Civil  Code  of  the   legislative   proposal  has  been
          implemented.

     H.   Investment Company Matters

     Election of Directors:

     CMA  will  vote on a  CASE-BY-CASE  basis  proposals  for the  election  of directors, considering the following factors:

     o    Board structure

     o    Attendance at board and committee meetings.

     CMA will WITHHOLD votes from directors who:

     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company  business.  Participation  via  telephone is acceptable.  In addition,  if the director  missed only one meeting or one day's meetings,  votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

                                      C-19

     o    Ignore a shareholder proposal that is approved by a majority of shares outstanding;

     o    Ignore a  shareholder  proposal  this is approved by a majority of the votes cast for two consecutive years;

     o    Are interested directors and sit on the audit or nominating committee;
          or

     o    Are  interested  directors  and the full board  serves as the audit or nominating  committee  or the  company  does  not  have  one of  these committees.

     Proxy Contests:

     CMA  will  vote on a  CASE-BY-CASE  basis  proposals  for  proxy  contests, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures  taken by the board to address the  pertinent  issues  (e.g., closed-end fund share market value discount to NAV)

     o    Past  shareholder  activism,  board  activity  and  votes  on  related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of incumbent directors; director nominees

     o    Experience and skills of director nominees

     o    Governance profile of the company

     o    Evidence of management entrenchment

     Converting a Closed-end Fund to an Open-end Fund:

     CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Measures taken by the board to address the discount

     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals.

     Investment Advisory Agreements:

     CMA will vote  investment  advisory  agreements  on a  CASE-BY-CASE  basis, considering the following factors:

     o    Proposed and current fee schedules

                                      C-20

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance as compared with peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control)

     Approving New Classes or Series of Shares:

     CMA will vote FOR the establishment of new classes or series of shares.

     Preferred Stock Proposals:

     CMA will vote on a CASE-BY-CASE  basis proposals for the  authorization for or increase in the preferred shares, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakover purposes

     Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

     CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk

     CMA  generally  will  vote FOR  these  amendments  as long as the  proposed changes do not fundamentally  alter the investment focus of the fund and do comply with current SEC interpretations.

     Changing a Fundamental Restriction to a Non-fundamental Restriction:

     CMA will vote on a  CASE-BY-CASE  basis  proposals to change a  fundamental restriction to a  non-fundamental  restriction,  considering  the following factors:

     o    Fund's target investments

     o    Reasons given by the fund for the change

     o    Projected impact of the change on the portfolio

     Change Fundamental Investment Objective to Non-fundamental:

                                      C-21

     CMA will vote  AGAINST  proposals to change a fund's  investment  objective
     from  fundamental  to   non-fundamental   unless  management   acknowledges
     meaningful  limitations  upon its  future  requested  ability to change the objective.

     Name Change Proposals:

     CMA will vote on a  CASE-BY-CASE  basis  proposals to change a fund's name, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

     Change in Fund's Subclassification:

     CMA  will  vote on a  CASE-BY-CASE  basis  proposals  to  change  a  fund's subclassification, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

     Disposition of Assets/Termination/Liquidation:

     CMA will vote on a  CASE-BY-CASE  basis these  proposals,  considering  the following factors:

     o    Strategies employed to salvage the company

     o    Past performance of the fund

     o    Terms of the liquidation

     Changes to the Charter Document:

     CMA will vote on a  CASE-BY-CASE  basis  proposals  to change  the  charter document, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation; net effect on shareholder rights

     o    Regulatory standards and implications

                                      C-22

     CMA will vote FOR:

     o    Proposals allowing the Board to impose,  without shareholder approval, fees payable upon  redemption of fund shares,  provided  imposition of such fees is likely to benefit  long-term  fund  investors  (e.g.,  by deterring market timing activity by other fund investors)

     o    Proposals enabling the Board to amend,  without shareholder  approval, the fund's management  agreement(s) with its investment  advisor(s) or sub-advisors, provided the amendment is not required by applicable law
          (including  the  Investment  Company  Act of 1940) or  interpretations thereunder to require such approval

     CMA will vote AGAINST:

     Proposals enabling the Board to:

          -    Change, without shareholder approval the domicile of the fund

          -    Adopt, without shareholder  approval,  material amendments of the fund's declaration of trust or other organizational document

     Changing the Domicile of a Fund:

     CMA  will  vote  on  a  CASE-BY-CASE   basis  proposals  to  reincorporate,
     considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    The increased flexibility available

     Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
     Approval:

     CMA will vote FOR  proposals to enable the Board or  Investment  Advisor to
     hire  and  terminate   sub-advisors,   without  shareholder   approval,  in
     accordance with applicable  rules or exemptive  orders under the Investment
     Company Act of 1940.

     Distribution Agreements:

     CMA will vote these  proposals on a  CASE-BY-CASE  basis,  considering  the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement

                                      C-23

     Master-Feeder Structure:

     CMA will vote FOR the establishment of a master-feeder structure.

     Mergers:

     CMA will vote merger  proposals on a CASE-BY-CASE  basis,  considering  the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o    Changes in corporate governance and their impact on shareholder rights

     Shareholder Proposals to Establish Director Ownership Requirement:

     CMA will  generally  vote  AGAINST  shareholder  proposals  that  mandate a specific  minimum  amount  of  stock  that  directors  must own in order to qualify  as a  director  or to  remain  on  the  board.  While  CMA  favors stockownership  on the part of directors,  the company should determine the appropriate ownership requirement.

     Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

     CMA  will  vote  on a  CASE-BY-CASE  basis  proposals  to  reimburse  proxy solicitation expenses.

     Shareholder Proposals to Terminate the Investment Advisor:

     CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment advisor, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management

                                      C-24

                          DAVIS SELECTED ADVISERS, L.P.
                        SUMMARY OF PROXY VOTING POLICIES
                SUBADVISER TO THE GENWORTH DAVIS NY VENTURE FUND

Davis Selected Advisers,  L.P. ("Davis Advisors") votes on behalf of its clients in matters of  corporate  governance  through the proxy  voting  process.  Davis
Advisors  takes its ownership  responsibilities  very seriously and believes the right to vote proxies for its clients'  holdings is a  significant  asset of the clients.  Davis Advisors exercises its voting  responsibilities  as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into  consideration its duty to clients and all other  relevant facts known to Davis Advisors at the time of the vote.  Therefore,  while these guidelines provide a framework for voting,  votes are ultimately cast on a case-by-case basis.

Davis  Advisors has adopted  written Proxy Voting  Policies and  Procedures  and established a Proxy  Oversight  Group to oversee  voting  policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group
may  consider   information   from  many  sources,   including  the   investment
professionals  for each client  account,  management  of a company  presenting a proposal, shareholder groups, and independent proxy research services.

Clients  may  obtain  a copy  of  Davis  Advisors'  Proxy  Voting  Policies  and
Procedures, and/or a copy of how their own proxies were voted, by writing to:

                  Davis Selected Advisers, L.P.
                  Attn:  Chief Compliance Officer
                  2949 East Elvira Road, Suite 101
                  Tucson, Arizona, 85756

I.   Guiding Principles

Creating Value for Existing  Shareholders.  The most  important  factors that we consider in  evaluating  proxy  issues are: (i) the  company's  or  management's long-term track record of creating value for shareholders.  In general,  we will consider  the  recommendations  of a  management  with a good record of creating value for shareholders as more credible than the  recommendations of managements with a poor record; (ii) whether, in our estimation,  the current proposal being considered  will  significantly  enhance or  detract  from  long-term  value for existing shareholders;  and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

     (a)  Shareholder Oriented  Management.  One of the factors that the Adviser considers  in  selecting  stocks for  investment  is the  presence  of shareholder-oriented  management.  In general,  such  managements will have a large  ownership  stake in the  company.  They will also have a record of taking actions and supporting  policies designed to increase the value of the  company's  shares and  thereby  enhance  shareholder wealth.  Davis Advisors'  research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could  enhance  shareholder  value.  Whether management  shows  evidence of responding  to  reasonable  shareholder suggestions,  and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

     (b)  Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented"  managements (see above), we vote with the  recommendation  of management on most routine  matters, unless circumstances such as

                                      C-25

          long standing poor performance or a change from our initial assessment indicate  otherwise.  Examples  include the election of directors  and ratification of auditors.  Davis Advisors supports policies, plans and structures that give management teams appropriate  latitude to run the business in the way that is most likely to maximize  value for owners.
          Conversely,  Davis Advisors opposes proposals that limit  management's ability to do this. Davis Advisors will generally vote with management on shareholder  social and  environmental  proposals on the basis that their  impact on share value is  difficult  to judge and is  therefore best done by management.

     (c)  Preserve  and expand the power of  shareholders  in areas of corporate governance.  Equity  shareholders  are  owners  of the  business,  and company  boards and  management  teams are  ultimately  accountable to them.  Davis Advisors  supports  policies,  plans and structures  that promote  accountability  of the board and  management  to owners,  and align the interests of the board and management with owners.  Examples include: annual election of all board members and incentive plans that are  contingent on delivering  value to  shareholders.  Davis Advisors generally  opposes  proposals that reduce  accountability  or misalign interests,  including  but not limited to  classified  boards,  poison pills, excessive option plans, and repricing of options.

     (d)  Support   compensation   policies   that   reward   management   teams
          appropriately  for  performance.  We  believe  that well  thought  out
          incentives  are  critical  to  driving  long-term   shareholder  value
          creation.  Management incentives ought to be aligned with the goals of long-term  owners.  In our view,  the basic  problem  of  skyrocketing executive compensation is not high pay for high performance,  but high pay for  mediocrity  or worse.  In  situations  where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional  judgment in applying these principles to specific proxy votes.  Davis Advisors' Proxy Procedures and Policies provides additional  explanation  of the analysis  which Davis  Advisors may conduct when applying these guiding principles to specific proxy votes.

II.  Conflicts of Interest

A potential  conflict  of  interest  arises  when Davis  Advisors  has  business interests  that may not be  consistent  with the best  interests  of its client.
Davis  Advisors'  Proxy  Oversight  Group is  charged  with  resolving  material potential  conflicts of interest  which it becomes  aware of. It is charged with resolving  conflicts in a manner that is consistent  with the best  interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy  Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1)  Votes  consistent  with  the  "General  Proxy  Voting  Policies,"  are presumed to be consistent with the best interests of clients;

     (2)  Davis  Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5)  Other  reasonable means of resolving  potential  conflicts of interest which effectively  insulate the decision on how to vote client proxies from the conflict.

                                      C-26

                             EATON VANCE MANAGEMENT
                        SUMMARY OF PROXY VOTING POLICIES
           SUBADVISOR TO THE GENWORTH EATON VANCE LARGE CAP VALUE FUND

Eaton Vance Management  ("EVM") adopted and implemented  policies and procedures that Eaton Vance  believes  are  reasonably  designed to ensure that proxies are voted in the best interest of clients,  in accordance with its fiduciary  duties and Rule 206(4)-6 under the Investment  Advisers Act of 1940, as amended.  These
proxy  policies  and  procedures  reflect  the  U.S.   Securities  and  Exchange
Commission  ("SEC")  requirements   governing  advisers  and  the  long-standing
fiduciary  standards  and  responsibilities  for ERISA  accounts  set out in the
Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

I.   Overview

EVM manages its clients'  assets with the overriding  goal of seeking to provide the greatest possible return to such clients  consistent with governing laws and the  investment  policies of each client.  In pursuing  that goal,  EVM seeks to exercise its clients'  rights as  shareholders  of voting  securities to support sound corporate  governance of the companies  issuing those  securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of  shareholder  rights is generally done by casting votes by proxy at shareholder  meetings on matters  submitted to shareholders for approval (for example,  the election of directors or the approval of a company's  stock option plans for directors,  officers or employees). EVM is adopting the formal written
Guidelines  described in detail below and will utilize such Guidelines in voting proxies on behalf of its  clients.  These  Guidelines  are  designed  to promote accountability  of  a  company's  management  and  board  of  directors  to  its
shareholders   and  to  align  the  interests  of   management   with  those  of
shareholders.

EVM will vote any proxies  received by a client for which it has sole investment discretion  through a third-party  proxy voting service  ("Agent") in accordance with customized policies,  as approved by the Boards of Trustees with respect to
EVM by the Agent  pursuant to the  Guidelines,  in a manner  that is  reasonably designed to eliminate any  potential  conflicts of interest,  as described  more fully below.  The Agent is currently  Institutional  Shareholder  Services  Inc.
Proxies will be voted in accordance with client-specific guidelines.

No set of guidelines can anticipate  all situations  that may arise.  In special cases,  the  Proxy  Administrator  (the  person  specifically  charged  with the responsibility  to  oversee  the  Agent and  coordinate  the  voting of  proxies referred  back to EVM by the  Agent)  may  seek  insight  from the  Proxy  Group established  by EVM.  The Proxy  Group will  assist in the review of the Agent's recommendation  when a proxy voting issue is referred to the Proxy Group through the Proxy  Administrator.  The  members of the Proxy  Group,  which may  include employees of the EVM's affiliates, may change at EVM's discretion.

II.  Roles and Responsibilities

     A.   Proxy Administrator

     The Proxy  Administrator  will assist in the  coordination of the voting of each client's proxy in accordance with the Guidelines  below and the Funds'
     Proxy Voting Policy and Procedures.  The Proxy  Administrator is authorized to direct  the  Agent to vote a proxy in  accordance  with the  Guidelines.
     Responsibilities assigned herein to the Proxy Administrator,  or activities in support thereof,  may be performed by such members of the Proxy Group or employees of EVM's affiliates as are deemed appropriate by the Proxy Group.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of the Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder

                                      C-27

     Services Inc. The Agent is responsible for  coordinating  with the clients'
     custodians  and EVM to ensure  that all  proxy  materials  received  by the custodian  relating to the portfolio  securities  are processed in a timely fashion.  The  Agent is  required  to vote  and/or  refer  all  proxies  in accordance  with the Guidelines  below.  The Agent shall retain a record of all proxy votes  handled by the Agent.  Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule
     30b1-4 under the Investment Company Act of 1940. In addition,  the Agent is responsible  for  maintaining  copies of all proxy  statements  received by issuers and to promptly provide such materials to EVM upon request.

     Subject to the  oversight  of EVM, the Agent shall  establish  and maintain adequate internal controls and policies in connection with the provision of proxy voting  services,  including  methods to  reasonably  ensure that its analysis and  recommendations are not influenced by a conflict of interest, and shall  disclose  such controls and policies to EVM when and as provided
     for   herein.   Unless   otherwise   specified,    references   herein   to
     recommendations  of the Agent  shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     EVM shall  establish a Proxy Group which shall  assist in the review of the
     Agent's  recommendations when a proxy voting issue has been referred to the
     Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of EVM's affiliates,  may be amended from time to time at
     EVM's discretion.

     For each proposal  referred to the Proxy Group, the Proxy Group will review the (i) Guidelines,  (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems  appropriate to aid in a determination of the recommendation.

     If the Proxy Group recommends a vote in accordance with the Guidelines,  or the  recommendation of the Agent,  where applicable,  it shall instruct the
     Proxy Administrator to so advise the Agent.

     If the Proxy Group  recommends a vote  contrary to the  Guidelines,  or the recommendation of the Agent,  where  applicable,  or if the proxy statement relates to a  conflicted  company of the Agent,  as  determined  by EVM, it shall follow the procedures for such voting outlined below.

     The Proxy  Administrator  shall use best efforts to convene the Proxy Group with respect to all matters requiring its  consideration.  In the event the
     Proxy Group  cannot  meet in a timely  manner in  connection  with a voting deadline,  the Proxy  Administrator  shall follow the  procedures  for such voting outlined below.

III. Proxy Voting Guidelines ("Guidelines")

     A.   General Policies

     It shall  generally  be the  policy of EVM to take no action on a proxy for which no  client  holds a  position  or  otherwise  maintains  an  economic interest in the relevant security at the time the vote is to be cast.

     In all cases  except those  highlighted  below,  it shall  generally be the policy of EVM to vote in accordance with the  recommendation  by the Agent,
     Institutional Shareholder Services Inc.

     When a fund client  participates  in the lending of its  securities and the securities  are on  loan  at the  record  date,  proxies  related  to  such securities  generally will not be forwarded to EVM by the fund's  custodian and therefore will not be voted.  In the event that EVM determines that the matters  involved  would have a material  effect on the  applicable  fund's investment in the loaned

                                      C-28

     securities,  the fund will  exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

     Interpretation  and  application  of these  Guidelines  is not  intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  The Guidelines  relate to the types of proposals that are most frequently  presented in proxy  statements to  shareholders.  Absent  unusual  circumstances,  EVM will utilize  these
     Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time,  provided such revisions are reported to the Boards of Trustees of the Fund.

     B.   Proposals Regarding Mergers and Corporate Restructurings

     The Agent shall be directed to refer  proxy  proposals  accompanied  by its written analysis and voting  recommendation to the Proxy  Administrator for all proposals relating to Mergers and Corporate Restructurings.

     C.   Proposals   Regarding   Mutual   Fund   Proxies   -   Disposition   of
          Assets/Termination/Liquidation and Mergers

     The Agent shall be directed to refer  proxy  proposals  accompanied  by its written analysis and voting  recommendation to the Proxy  Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation
     and Mergers contained in mutual fund proxies.

     D.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, EVM will normally vote against anti-takeover  measures and other proposals designed to limit the ability of shareholders to act on
     possible   transactions  (except  in  the  case  of  closed-end  management investment companies).

     E.   Social and Environmental Issues

     EVM generally supports management on social and environmental proposals.

     F.   Voting Procedures

     Upon  receipt of a  referral  from the Agent or upon  advice  from an Eaton
     Vance  investment   professional,   the  Proxy  Administrator  may  solicit
     additional  research  from the Agent,  as well as from any other  source or service.

          1.   WITHIN-GUIDELINES  VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy  Administrator  recommends  a vote  within
               Guidelines  and/or,  where  applicable,  in  accordance  with the
               Agent's recommendation, the Proxy Administrator will instruct the
               Agent to vote in this manner.

          2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy  Administrator may recommend that a client refrain from voting  under the  following  circumstances:  (i) if the economic effect on  shareholders'  interests or the value of the portfolio holding is  indeterminable  or  insignificant,  e.g.,  proxies in connection  with  securities no longer held in the portfolio of a client or proxies being  considered on behalf of a client that is no  longer  in  existence;  or (ii) if the cost of voting a proxy outweighs  the benefits,  e.g.,  certain  international  proxies, particularly  in cases  in which  share  blocking  practices  may impose

                                      C-29

               trading restrictions on the relevant portfolio security.  In such instances,  the Proxy Administrator may instruct the Agent not to vote such proxy.

               Reasonable  efforts  shall be made to  secure  and vote all other proxies for the clients,  but,  particularly  in markets in which shareholders'  rights are  limited,  Non-Votes  may also occur in connection  with a client's  related  inability to timely  access ballots  or  other  proxy  information  in  connection  with  its portfolio securities.

               Non-Votes  may also result in certain  cases in which the Agent's recommendation has been deemed to be conflicted,  as provided for herein.

          3.   OUT-OF-GUIDELINES  VOTES: Votes Contrary to Guidelines,  or Agent
               Recommendation,  where  applicable,  Where No  Recommendation  is
               Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Administrator recommends that a client vote contrary to the  Guidelines,  or the  recommendation  of the Agent,  where applicable,  if the Agent has made no  recommendation on a matter requiring  case-by-case  consideration  and  the  Guidelines  are silent,  or the  Agent's  recommendation  on a  matter  requiring case-by-case  consideration is deemed to be conflicted, the Proxy
               Administrator    will   forward   the   Agent's    analysis   and
               recommendation  and any research  obtained  from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems  necessary.  The Proxy  Administrator  will instruct the Agent to vote the proxy as  recommended by the Proxy
               Group.  EVM will  provide  a report  to the  Boards  of  Trustees reflecting  any votes cast  contrary to the  Guidelines  or Agent
               Recommendation,  as  applicable,  and  shall  do so no less  than annually.

The Proxy  Administrator will maintain a record of all proxy questions that have been  referred  by the  Agent,  all  applicable  recommendations,  analysis  and research received and any resolution of the matter.

IV.  Recordkeeping

EVM will  maintain  records  relating  to the  proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     o    A copy of EVM's proxy voting policies and procedures;

     o    Proxy statements received regarding client securities;

     o    A record of each vote cast;

     o    A copy of any  document  created by EVM that was  material to making a decision on how to vote a proxy for a client or that  memorializes the basis for such a decision; and

     o    Each written client request for proxy voting records and EVM's written response  to any  client  request  (whether  written or oral) for such records.

All records described above will be maintained in an easily accessible place for five  years and will be  maintained  in the  offices of EVM or its Agent for two years after they are created.

V.   Assessment of Agent and  Identification  and  Resolution of Conflicts  with
     Clients

     A.   Assessment of Agent

                                      C-30

     EVM shall  establish that the Agent (i) is  independent  from EVM, (ii) has resources  that  indicate  it can  competently  provide  analysis  of proxy issues,  and (iii) can make  recommendations  in an impartial manner and in the best interests of the clients and, where  applicable,  their beneficial owners.  EVM shall utilize,  and the Agent shall comply with,  such methods for establishing  the foregoing as the EVM may deem reasonably  appropriate and shall do so not less than  annually  as well as prior to  engaging  the services of any new proxy voting  service.  The Agent shall also notify EVM in writing  within  fifteen (15)  calendar  days of any material  change to information  previously provided to EVM in connection with establishing the
     Agent's independence, competence or impartiality.

     B.   Conflicts of Interest

     As a fiduciary to its clients,  EVM puts the interests of its clients ahead of its own. In order to ensure that  relevant  personnel of EVM are able to identify  potential  material  conflicts  of  interest,  EVM will  take the following steps:

          o    Quarterly,  the Eaton Vance Legal and Compliance  Department will seek  information from the department heads of each department of
               EVM and of Eaton Vance  Distributors,  Inc. ("EVD") (an affiliate of EVM) Each  department  head will be asked to provide a list of significant clients or prospective clients of EVM.

          o    A  representative  of the Legal and  Compliance  Department  will compile  a list  of the  companies  identified  (the  "Conflicted
               Companies") and provide that list to the Proxy Administrator.

          o    The  Proxy  Administrator  will  compare  the list of  Conflicted
               Companies  with the  names of  companies  for which he or she has been referred a proxy  statement  (the "Proxy  Companies").  If a
               Conflicted   Company   is  also  a  Proxy   Company,   the  Proxy
               Administrator will report that fact to the Proxy Group.

          o    If the Proxy Administrator  expects to instruct the Agent to vote the proxy of the  Conflicted  Company  strictly  according to the
               Guidelines   contained  in  these  Proxy   Voting   Policies  and
               Procedures (the "Policies") or the  recommendation  of the Agent, as applicable,  he or she will (i) inform the Proxy Group of that fact,  (ii)  instruct  the  Agent to vote the  proxies  and (iii)
               record the existence of the material  conflict and the resolution of the matter.

          o    If the Proxy Administrator  intends to instruct the Agent to vote in a manner inconsistent with the Guidelines  contained herein or the recommendation of the Agent, as applicable,  the Proxy Group, in  consultation  with Eaton Vance senior  management,  will then determine if a material conflict of interest exists. If the Proxy
               Group,  in  consultation  with  Eaton  Vance  senior  management, determines that a material conflict exists,  prior to instructing the  Agent  to vote any  proxies  relating  to  these  Conflicted
               Companies  EVM will seek  instruction  on how the proxy should be voted from:

          o    The client, in the case of an individual or corporate client;

          o    In the case of a Fund,  its board of directors,  or any committee or sub-committee identified by the board; or

          o    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

     EVM will  provide all  reasonable  assistance  to each party to enable such party to make an informed decision.

                                      C-31

     If the client, Fund board or adviser, as the case may be, fails to instruct
     EVM on how to vote the proxy,  the EVM will  generally  instruct the Agent, through the Proxy  Administrator,  to abstain from voting in order to avoid the appearance of impropriety.  If however,  the failure of EVM to vote its clients' proxies would have a material adverse economic impact on the EVM's clients'  securities  holdings  in the  Conflicted  Company,  the  EVM  may instruct the Agent, through the Proxy  Administrator,  to vote such proxies in order to protect  its  clients'  interests.  In either  case,  the Proxy
     Administrator  will record the  existence of the material  conflict and the resolution of the matter.

     EVM shall also identify and address  conflicts  that may arise from time to time concerning the Agent. Upon the EVM's request,  which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to EVM, the Agent shall provide EVM with such  information as EVM deems  reasonable and  appropriate for use in determining material relationships of the Agent that may pose a conflict of interest  with respect to the Agent's  proxy  analysis or  recommendations.
     Such  information  shall  include,  but is not limited to, a monthly report from the Agent detailing the Agent's Corporate  Securities Division clients and related  revenue data.  EVM shall review such  information on a monthly basis.  The  Proxy  Administrator  shall  instruct  the  Agent to refer any proxies for which a material  conflict of the Agent is deemed to be present to the Proxy  Administrator.  Any such proxy referred by the Agent shall be referred to the Proxy Group for  consideration  accompanied  by the Agent's written analysis and voting  recommendation.  The Proxy  Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                                      C-32

                      LEGG MASON PARTNERS FUND ADVISOR, LLC
                        SUMMARY OF PROXY VOTING POLICIES
        SUBADVISOR TO GENWORTH LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND

ClearBridge is subject to the Proxy Voting  Policies and Procedures  that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client  accounts.  The following is a brief overview of the policies.

ClearBridge  votes proxies for each client  account with respect to which it has been  authorized  or is  required  by law to vote  proxies.  In voting  proxies,
ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best  interest  of the  beneficial  owners of the  accounts it manages.  ClearBridge  attempts to consider  all factors  that could  affect the value of the  investment  and will vote  proxies in the matter  that it believes will be consistent with efforts to maximize shareholder values.  ClearBridge may
utilize  an  external   service  to  provide  it  with   information   and/or  a
recommendation with regard to the proxy votes.  However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the  case of a proxy  issue  for  which  there is a  stated  position  in the policies,  ClearBridge  generally votes in accordance with such stated position.
In the case of a proxy  issue for which  there is a list of factors set forth in the policies  that  ClearBridge  considers in voting on such issue,  ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue,  ClearBridge  votes on a case-by-case  basis in accordance  with the general principles set forth above.  Issues for which there is a stated position set forth in the  policies  or for which there is a list of factors set forth in the  policies  that  ClearBridge  considers in voting on such issues fall into a
variety  of  categories,  including  election  of  directors,   ratification  of
auditors,  proxy and tender offer defenses,  capital structure issues, executive and director compensation,  mergers and corporate restructuring,  and social and environmental  issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when  different  investment  teams  vote  differently  on  the  same  issue.  An investment team (e.g.,  ClearBridge SAI investment  team) may adopt proxy voting policies that supplement ClearBridge's Proxy Voting Policies and Procedures.  In
addition,  in the case of Taft-Hartley  clients,  ClearBridge will comply with a client  direction to vote proxies in accordance with  Institutional  Shareholder
Services'  (ISS)  PVS  Voting  guidelines,  which  ISS  represents  to be  fully consistent with AFL-CIO guidelines.

In  furtherance  of  ClearBridge's  goal to vote proxies in the best interest of clients,  ClearBridge  follows  procedures  designed  to  identify  and  address material conflicts that may arise between  ClearBridge's  interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest,  ClearBridge  periodically notifies ClearBridge employees in writing that they are under an  obligation  (i) to be aware of the  potential for  conflicts  of interest on the part of  ClearBridge  with  respect to voting proxies  on  behalf  of  client  accounts  both as a result  of  their  personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also  maintains and considers a list of  significant  ClearBridge  relationships that could  present a conflict of interest for  ClearBridge  in voting  proxies.
ClearBridge  is  also  sensitive  to the  fact  that a  significant,  publicized relationship  between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to  influence  the manner in which  ClearBridge  decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant,  publicized  non-ClearBridge Legg
Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential  conflict of interest  because such  relationship  might appear to the public to  influence  the manner in which  ClearBridge  decides to vote a proxy,
ClearBridge  generally  takes the position  that  non-ClearBridge  relationships between  a Legg  Mason  affiliate  and an issuer do not  present a  conflict  of interest for  ClearBridge  in voting  proxies with respect to such issuer.  Such position is based on the fact that  ClearBridge  is  operated as an  independent business unit

                                      C-33

from other Legg Mason  business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge  maintains  a Proxy  Committee  to review and address  conflicts  of interest brought to its attention by ClearBridge  compliance personnel.  A proxy issue that will be voted in  accordance  with a stated  ClearBridge  position on such issue or in accordance  with the  recommendation  of an  independent  third party is not brought to the  attention of the Proxy  Committee for a conflict of interest review because ClearBridge's  position is that to the extent a conflict of interest exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the  recommendation  of an independent third party.
With  respect to a conflict  of  interest  brought to its  attention,  the Proxy
Committee  first  determines  whether such  conflict of interest is material.  A conflict of interest is considered  material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making  in voting  proxies.  If it is determined by the Proxy Committee that a conflict of  interest  is not  material,  Clear  Bridge may vote  proxies notwithstanding the existence of the conflict.

If it is  determined  by the Proxy  Committee  that a conflict  of  interest  is material,  the Proxy  Committee is  responsible  for  determining an appropriate method to resolve  such  conflict of interest  before the proxy  affected by the conflict of interest is voted.  Such  determination  is based on the  particular facts and  circumstances,  including  the  importance of the proxy issue and the nature of the conflict of interest.

                                      C-34

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
                        SUMMARY OF PROXY VOTING POLICIES
                                  SUBADVISER TO
                         GENWORTH PIMCO STOCKSPLUS FUND

I.   OVERVIEW

The following are general proxy voting  policies and  procedures  ("Policies and
Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"),  an
investment  adviser  registered  under the  Investment  Advisers Act of 1940, as amended ("Advisers Act"). PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the  Investment  Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients. These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary  obligations of PIMCO and the applicable  rules and regulations of the
Securities and Exchange  Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment  advisers with respect to accounts subject to the Employee Retirement
Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.

PIMCO will  implement  these  Policies and Procedures for each of its respective clients as required under applicable law, unless expressly  directed by a client in writing to refrain from voting that client's  proxies.  PIMCO's  authority to vote proxies on behalf of its clients is established by its advisory  contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets.  Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent  rights of PIMCO,  on behalf of its clients, with  respect  to debt  securities,  including  but not  limited  to,  plans  of reorganization, and waivers and consents under applicable indentures.

Set forth below are PIMCO's  Policies and Procedures  with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary  voting authority. These Policies and Procedures may be revised from time to time.

II.  GENERAL STATEMENTS OF POLICY

These  Policies  and  Procedures  are  designed  and  implemented  in  a  manner reasonably  expected to ensure that voting and consent  rights are  exercised in the best  interests of PIMCO's  clients.  Each proxy is voted on a  case-by-case basis taking into consideration any relevant contractual  obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following  circumstances:
(1) when the  economic  effect on  shareholders'  interests  or the value of the portfolio holding is  indeterminable  or insignificant;  or (2) when the cost of voting the proxies outweighs the benefits.

III. CONFLICTS OF INTEREST

PIMCO  seeks to resolve  any  material  conflicts  of interest by voting in good faith in the best  interest of its clients.  If a material  conflict of interest should  arise,  PIMCO will seek to resolve such  conflict in the  client's  best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;

     2.   voting in accordance with the  instructions/consent  of a client after providing notice of and disclosing the conflict to that client;

                                      C-35

     3.   voting  the  proxy  in  accordance  with  the   recommendation  of  an
          independent third-party service provider;

     4.   suggesting  that the client engage  another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6.   voting in accordance with the factors  discussed in these Policies and
          Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

IV.  REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise  approved by PIMCO,
PIMCO will not  disclose  to third  parties  how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity  delegating  the voting  authority to
PIMCO for such clients (e.g.,  trustees or consultants  retained by the client), how PIMCO voted such client's  proxy.  In addition,  PIMCO  provides its clients with a copy of these  Policies  and  Procedures  or a concise  summary  of these
Policies  and  Procedures:  (i) in Part II of Form  ADV;  (ii)  together  with a periodic account  statement in a separate  mailing;  or (iii) any other means as determined by PIMCO.  The summary will state that these  Policies and Procedures are available  upon request and will inform clients that  information  about how
PIMCO voted that client's proxies is available upon request.

V.   PIMCO RECORD KEEPING

PIMCO or its agent  maintains  proxy voting records as required by Rule 204-2(c)
of the  Advisers  Act.  These  records  include:  (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received  regarding client securities (which may be satisfied  by relying on  obtaining a copy of a proxy  statement  from the SEC's
Electronic Data  Gathering,  Analysis,  and Retrieval  (EDGAR) system or a third party  provided that the third party  undertakes to provide a copy promptly upon request);  (3) a record of each vote cast by PIMCO on behalf of a client;  (4) a copy of any document  created by PIMCO that was material to making a decision on how to vote  proxies  on behalf of a client or that  memorializes  the basis for that  decision;  and (5) a copy of each written  client request for proxy voting records  and any written  response  from PIMCO to any  (written or oral)  client request  for such  records.  Additionally,  PIMCO  or its  agent  maintains  any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible  place for a period of five  years  from the end of the  fiscal  year during which the last entry was made on such record,  the first two years in the offices of PIMCO or its agent.

VI.  REVIEW AND OVERSIGHT

PIMCO's proxy voting  procedures are described below.  PIMCO's  Compliance Group will provide for the supervision and periodic review,  no less than on an annual basis, of its proxy voting  activities and the  implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC
("IMS  West")  to  perform  portfolio  accounting,   securities  processing  and
settlement  processing on behalf of PIMCO,  certain of the following  procedures involve IMS West in administering and implementing the proxy voting process. IMS
West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

                                      C-36

     1.   Transmit Proxy to PIMCO.  IMS West will forward to PIMCO's  Compliance
          Group each proxy  received  from  registered  owners of record  (e.g., custodian bank or other third party service providers).

     2.   Conflicts of Interest. PIMCO's Compliance Group will review each proxy to determine  whether there may be a material  conflict  between PIMCO and its  client.  As part of this  review,  the group  will  determine whether the issuer of the  security or  proponent of the proposal is a client  of  PIMCO,  or if a client  has  actively  solicited  PIMCO to support a particular position.  If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the  appropriate  portfolio  manager(s).  However,  if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3.   Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4.   Review.  PIMCO's  Middle  Office Group will review each proxy that was submitted  to and  completed  by the  appropriate  portfolio  manager.
          PIMCO's  Middle  Office Group will forward the voted proxy back to IMS
          West  with the  portfolio  manager's  decision  as to how it should be voted.

     5.   Transmittal  to Third  Parties.  IMS West will  document the portfolio manager's  decision for each proxy received from PIMCO's Middle Office
          Group in a format  designated  by the  custodian  bank or other  third party service provider.  IMS West will maintain a log of all corporate actions,  including proxy voting, which indicates, among other things, the date the notice was received and verified,  PIMCO's response,  the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6.   Information Barriers. Certain entities controlling,  controlled by, or under  common  control  with  PIMCO  ("Affiliates")  may be engaged in banking,  investment  advisory,  broker-dealer and investment  banking activities.  PIMCO  personnel and PIMCO's agents are  prohibited  from disclosing  information  regarding  PIMCO's  voting  intentions to any
          Affiliate.  Any PIMCO  personnel  involved in the proxy voting process who are contacted by an Affiliate  regarding the manner in which PIMCO or its delegate  intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

VII. CATEGORIES OF PROXY VOTING ISSUES

In general,  PIMCO reviews and considers corporate  governance issues related to proxy  matters and  generally  supports  proposals  that  foster good  corporate governance  practices.  PIMCO  considers each proposal on a case-by-case  basis,
taking  into   consideration   various   factors  and  all  relevant  facts  and
circumstances  at the time of the vote. PIMCO may vote proxies as recommended by management  on routine  matters  related to the  operation  of the issuer and on matters not expected to have a significant  economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials  submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining  how to vote the client's proxies.

     Board of Directors

     1.   Independence.  PIMCO may consider the following factors when voting on director  independence issues: (i) majority requirements for the board and the audit, nominating,

                                      C-37

          compensation  and/or  other  board  committees;  and (ii)  whether the
          issuer   adheres  to  and/or  is  subject  to  legal  and   regulatory
          requirements.

     2.   Director  Tenure and  Retirement.  PIMCO may  consider  the  following factors when voting on limiting the term of outside directors: (i) the introduction  of new  viewpoints  on  the  board;  (ii)  a  reasonable retirement age for the outside directors;  and (iii) the impact on the board's stability and continuity.

     3.   Nominations  in Elections.  PIMCO may consider the  following  factors when voting on uncontested  elections:  (i)  composition of the board;
          (ii)  nominee  availability  and  attendance  at  meetings;  (iii) any investment  made by the  nominee  in the  issuer;  and (iv)  long-term corporate performance and the price of the issuer's securities.

     4.   Separation  of Chairman  and CEO  Positions.  PIMCO may  consider  the
          following  factors  when  voting  on  proposals   requiring  that  the
          positions of chairman of the board and the chief executive officer not be filled by the same person:  (i) any potential  conflict of interest with respect to the board's ability to review and oversee management's actions;  and (ii) any potential  effect on the issuer's  productivity and efficiency.

     5.   D&O Indemnification and Liability  Protection.  PIMCO may consider the following  factors when voting on proposals that include  director and officer  indemnification  and liability  protection:  (i) indemnifying directors for conduct in the normal course of business;  (ii) limiting liability for monetary  damages for violating the duty of care;  (iii)
          expanding  coverage  beyond legal expenses to acts that represent more serious  violations of fiduciary  obligation than  carelessness  (e.g.
          negligence);  and (iv)  providing  expanded  coverage in cases where a director's legal defense was unsuccessful if the director was found to have  acted in good  faith and in a manner  that he or she  reasonably believed was in the best interests of the company.

     6.   Stock Ownership.  PIMCO may consider the following factors when voting on proposals on mandatory share ownership  requirements for directors:
          (i) the benefits of additional  vested interest in the issuer's stock;
          (ii) the  ability  of a director  to fulfill  his duties to the issuer regardless of the extent of his stock ownership;  and (iii) the impact of limiting the number of persons qualified to be directors.

     Proxy Contests and Proxy Contest Defenses

     1.   Contested  Director  Nominations.  PIMCO may  consider  the  following factors when voting on proposals for director  nominees in a contested election:  (i)  background  and  reason  for the proxy  contest;  (ii)
          qualifications  of the director  nominees;  (iii)  management's  track record; (iv) the issuer's long-term  financial  performance within its industry;  (v) assessment of what each side is offering  shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met;
          and (vii) stock ownership positions of the director nominees.

     2.   Reimbursement for Proxy Solicitation Expenses.  PIMCO may consider the following factors when voting on reimbursement for proxy  solicitation expenses: (i) identity of the persons who will pay the expenses;  (ii)
          estimated  total cost of  solicitation;  (iii) total  expenditures  to date; (iv) fees to be paid to proxy  solicitation  firms; and (v) when applicable, terms of a proxy contest settlement.

     3.   Ability  to Alter  the Size of the  Board by  Shareholders.  PIMCO may
          consider  whether  the  proposal  seeks to fix the  size of the  board and/or require shareholder approval to alter the size of the board.

                                      C-38

     4.   Ability  to Remove  Directors  by  Shareholders.  PIMCO  may  consider whether the proposal allows  shareholders to remove  directors with or without cause and/or allow  shareholders  to elect  directors and fill board vacancies.

     5.   Cumulative  Voting.  PIMCO may  consider  the  following  factors when voting on cumulative voting proposals:  (i) the ability of significant stockholders to elect a director of their  choosing;  (ii) the ability of minority  shareholders  to concentrate  their support in favor of a director(s)  of their  choosing;  and (iii) any  potential  limitation placed on the director's ability to work for all shareholders.

     6.   Supermajority  Shareholder   Requirements.   PIMCO  may  consider  all
          relevant factors, including but not limited to limiting the ability of
          shareholders   to  effect   change   when   voting  on   supermajority
          requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant  business combination that would require a level of voting approval in excess of a simple majority.

     Tender Offer Defenses

     1.   Classified  Boards.  PIMCO may  consider  the  following  factors when voting on classified boards:  (i) providing  continuity to the issuer;
          (ii) promoting  long-term  planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2.   Poison Pills.  PIMCO may consider the following factors when voting on poison pills:  (i) supporting  proposals to require a shareholder vote on other  shareholder  rights  plans;  (ii)  ratifying  or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii)  other  alternatives  to prevent a takeover  at a price  clearly below the true value of the issuer.

     3.   Fair Price  Provisions.  PIMCO may consider the following factors when voting on  proposals  with respect to fair price  provisions:  (i) the vote  required  to approve  the  proposed  acquisition;  (ii) the vote required to repeal the fair price  provision;  (iii) the mechanism for determining  fair price; and (iv) whether these provisions are bundled
          with  other  anti-takeover   measures  (e.g.,   supermajority   voting
          requirements) that may entrench  management and discourage  attractive tender offers.

     Capital Structure

     1.   Stock Authorizations. PIMCO may consider the following factors to help distinguish  between  legitimate  proposals to authorize  increases in common stock for  expansion  and other  corporate  purchases and those proposals  designed  primarily  as an  anti-takeover  device:  (i) the purpose and need for the stock increase;  (ii) the percentage increase with respect to the  authorization  currently  in place;  (iii) voting rights of the stock; and (iv) overall capitalization  structure of the issuer.

     2.   Issuance of Preferred Stock.  PIMCO may consider the following factors when voting on the  issuance of preferred  stock:  (i) whether the new class of preferred stock has unspecified voting, conversion,  dividend distribution,  and other  rights;  (ii)  whether the issuer  expressly states that the stock will not be used as a takeover  defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend,  conversion, and other rights of such stock and the terms of the  preferred  stock appear  reasonable;  and (iv) whether the stated
          purpose is to raise capital or make  acquisitions in the normal course of business.

     3.   Stock Splits.  PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing

                                      C-39

          authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4.   Reversed Stock Splits.  PIMCO may consider the following  factors when voting on reverse stock  splits:  (i) the  percentage  increase in the shares with respect to the issuer's  existing  authorized  stock;  and
          (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation

     1.   Stock Option  Plans.  PIMCO may consider  the  following  factors when voting on stock  option  plans:  (i)  whether  the stock  option  plan expressly  permits the  repricing  of options;  (ii)  whether the plan could  result  in  earnings  dilution  of  greater  than  a  specified percentage of shares outstanding; (iii) whether the plan has an option exercise  price below the market  price on the day of the grant;  (iv)
          whether the  proposal  relates to an  amendment  to extend the term of options for persons leaving the firm voluntarily or for cause; and (v)
          whether the stock option plan has certain other embedded features.

     2.   Director  Compensation.  PIMCO may consider the following factors when voting on director  compensation:  (i) whether  director shares are at the same market risk as those of the issuer's  shareholders;  and (ii)
          how stock  option  programs  for outside  directors  compare  with the standards of internal stock option programs.

     3.   Golden and Tin  Parachutes.  PIMCO may consider the following  factors when voting on golden and/or tin parachutes:  (i) whether they will be submitted for shareholder approval;  and (ii) the employees covered by the plan and the quality of management.

     State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals  to opt out of a state  takeover  statute:  (i) the power the  statute vests with the issuer's board; (ii) the potential of the statute to stifle bids;
and (iii) the  potential  for the  statute to empower  the board to  negotiate a better deal for shareholders.

     Mergers and Restructurings

     1.   Mergers and  Acquisitions.  PIMCO may consider the  following  factors when voting on a merger and/or acquisition:  (i) anticipated financial and operating benefits as a result of the merger or acquisition;  (ii)
          offer price; (iii) prospects of the combined  companies;  (iv) how the deal was negotiated;  and (v) changes in corporate  governance and the potential impact on shareholder  rights.  PIMCO may also consider what impact  the  merger or  acquisition  may have on  groups/organizations other than the issuer's shareholders.

     2.   Corporate  Restructurings.  With  respect  to a  proxy  proposal  that includes  a  spin-off,  PIMCO  may  consider  the tax  and  regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.  With respect to a proxy  proposal  that includes an asset sale,  PIMCO may consider  the impact on the balance  sheet or working capital and the value received for the asset.  With respect to a proxy proposal that includes a liquidation,  PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Investment Company Proxies

For a client that is invested in an investment  company,  PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent

                                      C-40

with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment  company that is advised by PIMCO or its  affiliates,  if there is a conflict of interest  which may be  presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following:  (i) voting in accordance  with the  instructions/consent  of the client after  providing  notice of and  disclosing  the conflict to that client;
(ii) voting the proxy in accordance  with the  recommendation  of an independent third-party  service  provider;  or (iii)  delegating the vote to an independent third-party service provider.

     1.   Election of Directors or  Trustees.  PIMCO may consider the  following factors  when voting on the  director or trustee  nominees of a mutual fund: (i) board structure,  director  independence and qualifications, and  compensation  paid by the  fund and the  family  of  funds;  (ii)
          availability  and  attendance at board and committee  meetings;  (iii)
          investments  made by the  nominees  in the fund;  and (iv) the  fund's performance.

     2.   Converting  Closed-end  Fund to Open-end Fund.  PIMCO may consider the following  factors when voting on  converting a closed-end  fund to an open-end fund: (i) past  performance  as a closed-end  fund;  (ii) the market in which the fund invests; (iii) measures taken by the board to address  any  discount  of the fund's  shares;  (iv) past  shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3.   Proxy Contests.  PIMCO may consider the following factors related to a proxy contest:  (i) past  performance of the fund;  (ii) the market in which the fund invests;  (iii)  measures taken by the board to address past  shareholder  activism;  (iv)  board  activity;  and (v) votes on related proposals.

     4.   Investment  Advisory  Agreements.  PIMCO may  consider  the  following factors related to approval of an investment advisory  agreement:  (i)
          proposed   and   current   fee   arrangements/schedules;   (ii)   fund
          category/investment  objective;  (iii)  performance  benchmarks;  (iv)
          share price  performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5.   Policies  Established  in  Accordance  with the 1940  Act.  PIMCO  may consider the following  factors:  (i) the extent to which the proposed changes  fundamentally  alter  the  investment  focus  of the fund and comply with SEC interpretation; (ii) potential competitiveness;  (iii)
          regulatory  developments;  and (iv) current and potential  returns and risks.

     6.   Changing a Fundamental  Restriction to a Non-fundamental  Restriction.
          PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental  restriction: (i) reasons given  by the  board  and  management  for the  change;  and  (ii) the projected impact of the change on the fund's portfolio.

     7.   Distribution Agreements.  PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar  investment  objectives;  (ii) the
          distributor's    reputation   and   past   performance;    and   (iii)
          competitiveness of the fund among other similar funds in the industry.

     8.   Names Rule  Proposals.  PIMCO may consider the following  factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act:  (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii)
          the political  and economic  changes in the target  market;  and (iii)
          current asset composition.

                                      C-41

     9.   Disposition of Assets/Termination/Liquidation.  PIMCO may consider the following  when  voting  on a  proposal  to  dispose  of fund  assets, terminate,  or liquidate the fund: (i) strategies  employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10.  Changes to Charter  Documents.  PIMCO may consider the following  when voting on a proposal to change a fund's charter documents:  (i) degree of change  implied  by the  proposal;  (ii)  efficiencies  that  could result;  (iii) state of incorporation;  and (iv) regulatory  standards and implications.

     11.  Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.

     12.  Change in Fund's  Subclassification.  PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to  non-diversified  or to permit  concentration  in an industry:  (i)
          potential  competitiveness;  (ii) current and potential returns; (iii)
          risk of concentration; and (iv) consolidation in the target industry.

     Distressed and Defaulted Securities

     1.   Waivers  and  Consents.   PIMCO  may  consider  the   following   when
          determining  whether  to  support a waiver or  consent  to  changes in provisions of indentures  governing debt securities  which are held on behalf of clients:  (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients;  (ii) potential
          for  avoiding   cross-defaults  under  other  agreements;   and  (iii)
          likelihood   that  deferral  of  default  will  give  the  obligor  an
          opportunity to improve its business operations.

     2.   Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may
          consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending  with respect to an obligor  under debt  securities  which  are held on  behalf  of  clients:  (i)  other alternatives  to the proposed plan;  (ii) whether  clients are treated appropriately  and in accordance  with  applicable law with respect to their  distributions;  (iii) whether the vote is likely to increase or decrease recoveries to clients.

     Miscellaneous Provisions

     1.   Such  Other  Business.  Proxy  ballots  sometimes  contain a  proposal granting the board  authority to "transact  such other business as may properly  come before the  meeting."  PIMCO may consider the following factors  when  developing  a position on proxy  ballots that contain a proposal granting the board authority to "transact such other business as may  properly  come before the  meeting":  (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's  responsibility  to consider  actions  before  supporting them.

     2.   Equal Access.  PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting  recommendations on proxy proposals and director nominees,  and to nominate  candidates to the board; and (ii)
          the added complexity and burden of providing  shareholders with access to proxy materials.

     3.   Charitable  Contributions.  PIMCO may consider the  following  factors when voting on charitable contributions: (i) the potential benefits to shareholders;  and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

                                      C-42

     4.   Special Interest Issues. PIMCO may consider the following factors when voting on  special  interest  issues:  (i) the  long-term  benefit  to shareholders of promoting corporate  accountability and responsibility on social issues;  (ii)  management's  responsibility  with respect to special interest issues;  (iii) any economic costs and restrictions on management;  (iv) a client's instruction to vote proxies in a specific
          manner  and/or  in  a  manner   different   from  these  Policies  and
          Procedures;  and  (v)  the  responsibility  to  vote  proxies  for the greatest long-term shareholder value.

                                      C-43

                                PUTNAM MANAGEMENT
                        SUMMARY OF PROXY VOTING POLICIES
   SUBADVISOR TO THE GENWORTH PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND

The proxy voting  guidelines below summarize the positions of Putnam  Management on various issues of concern to investors,  and give a general indication of how
Fund portfolio  securities  will be voted on proposals  dealing with  particular issues.  Putnam  Management's  proxy voting  service is  instructed  to vote all
proxies  relating  to  Fund  portfolio   securities  in  accordance  with  these
guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is  appointed to assist in the  coordination  and voting of proxies.

The proxy voting  guidelines are just that - guidelines.  The guidelines are not exhaustive and do not include all potential voting issues.  Because proxy issues and the  circumstances  of  individual  companies  are so  varied,  there may be instances  when  Putnam  Management  may not vote in strict  adherence  to these guidelines.  For example,  the proxy voting  service is expected to bring to the
Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine  nature and that,  even if covered  by the  guidelines,  may be more appropriately handled on a case-by-case basis.

Similarly,  Putnam  Management's  investment  professionals,  as part  of  their ongoing review and analysis of all Fund portfolio holdings,  are responsible for
monitoring  significant  corporate   developments,   including  proxy  proposals
submitted to shareholders,  and notifying the Proxy Coordinator of circumstances where the  interests of Fund  shareholders  may warrant a vote contrary to these guidelines.  In such  instances,  the  investment  professionals  will  submit a written  recommendation  to the Proxy  Coordinator  and the  person  or  persons designated by Putnam  Management's Legal and Compliance  Department to assist in processing  referral items pursuant to the "Proxy Voting  Procedures." The Proxy
Coordinator,  in  consultation  with the Senior Vice  President,  Executive Vice
President,  and/or the Chair of the Board Policy and  Nominating  Committee,  as
appropriate, will determine how the Fund's proxies will be voted.

The  following  guidelines  are  grouped  according  to the  types of  proposals generally presented to shareholders.  Part A deals with proposals that have been put forth by management  and approved and  recommended  by a company's  board of directors.  Part B deals with proposals  submitted by shareholders for inclusion in proxy  statements.  Part C  addresses  unique  considerations  pertaining  to
non-U.S. issuers.

I.   Summary of Proxy Guidelines

     A.   BOARD-APPROVED PROPOSALS

The vast  majority  of matters  presented  to  shareholders  for a vote  involve proposals  made  by a  company  itself  (sometimes  referred  to as  "management proposals"), which have been approved and recommended by its board of directors.
In  view  of  the  enhanced  corporate   governance  practices  currently  being
implemented  in  public  companies  and of  Putnam  Management's  intent to hold
corporate  boards  accountable  for  their  actions  in  promoting   shareholder
interests, Putnam Management's proxies generally will be voted for the decisions reached  by  majority  independent  boards of  directors,  except  as  otherwise indicated in these guidelines.  Accordingly, Putnam Management's proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

Proxies will be voted for the election of a company's  nominees for the board of directors, except as follows:

     o    Putnam  Management  will  withhold  votes  for  the  entire  board  of directors if

                                      C-44

          --   the board does not have a majority of independent directors,

          --   the board has not established independent nominating,  audit, and compensation committees,

          --   the board has more than 19 members  or fewer  than five  members, absent special circumstances,

          --   the board  has not acted to  implement  a policy  requested  in a shareholder  proposal  that received the support of a majority of the  shares  of the  company  cast  at its  previous  two  annual meetings, or

          --   the board  has  adopted  or  renewed a  shareholder  rights  plan
               (commonly  referred to as a "poison  pill")  without  shareholder approval during the current or prior calendar year.

     o    Putnam Management will on a case-by-case basis withhold votes from the entire  board of directors  where the board has approved  compensation arrangements for one or more company executives that Putnam Management determines  are  unreasonably  excessive  relative  to  the  company's performance.

     o    Putnam  Management  will  withhold  votes for any nominee for director who:

          --   is considered an independent  director by the company and who has received  compensation from the company other than for service as a director  (e.g.,  investment  banking,  consulting,  legal,  or financial advisory fees),

          --   attends  less than 75% of board and  committee  meetings  without
               valid  reasons  for  the  absences   (e.g.,   illness,   personal
               emergency, etc.),

          --   as a director of a public  company  (Company A), is employed as a senior  executive  of another  public  company  (Company  B) if a director of Company B serves as a senior  executive  of Company A
               (commonly referred to as an "interlocking directorate"), or

          --   serves on more than five unaffiliated  public company boards (for the purpose of this  guideline,  boards of affiliated  registered investment companies will count as one board).

Commentary:

Board independence:  Unless otherwise indicated, for the purposes of determining whether  a  board  has a  majority  of  independent  directors  and  independent nominating,  audit, and compensation committees,  an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company  under the final NYSE  Corporate  Governance  Rules  (e.g.,  no material business  relationships  with the  company  and no present or recent  employment relationship  with the company  (including  employment  of an  immediate  family member  as an  executive  officer)),  and  (2)  has  not  accepted  directly  or indirectly any consulting,  advisory, or other compensatory fee from the company other than in his or her  capacity as a member of the board of  directors or any board committee.  Putnam  Management  believes that the receipt of any amount of compensation  for services other than service as a director  raises  significant independence issues.

Board size: Putnam  Management  believes that the size of the board of directors can have a direct  impact on the  ability  of the  board to govern  effectively.
Boards that have too many members can be unwieldy and  ultimately  inhibit their ability to oversee management performance.  Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time  commitment:  Being a director  of a company  requires a  significant  time commitment  to  adequately  prepare  for and  attend  the  company's  board  and committee  meetings.  Directors  must be able to commit  the time and  attention necessary to perform their fiduciary  duties in proper fashion,  particularly in times of

                                      C-45

crisis. Putnam Management is concerned about over-committed  directors.  In some cases, directors may serve on too many boards to make a meaningful contribution.
This may be  particularly  true for senior  executives  of public  companies (or other directors with substantially  full-time employment) who serve on more than a few outside boards.  Putnam  Management may withhold votes from such directors on a  case-by-case  basis where it appears  that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking   directorships:   Putnam  Management  believes  that  interlocking
directorships  are  inconsistent  with the degree of  independence  required for outside directors of public companies.

Corporate  governance  practices:  Board  independence  depends  not only on its members'  individual  relationships,  but also on the board's  overall  attitude toward management. Independent boards are committed to good corporate governance
practices  and,  by  providing   objective   independent   judgment,   enhancing
shareholder value.  Putnam Management may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence,  have failed to observe good corporate  governance  practices or, through specific  corporate action,  have  demonstrated a disregard for the interest of  shareholders.  Such instances may include cases where a board of directors has approved compensation arrangements  for one or more  members of  management  that,  in the judgment of
Putnam Management,  are excessive by reasonable  corporate standards relative to the company's record of performance.

Contested Elections of Directors

     o    Putnam  Management  will  vote on a  case-by-case  basis in  contested elections of directors.

     o    Classified Boards

     o    Putnam  Management  will vote  against  proposals to classify a board, absent special  circumstances  indicating that  shareholder  interests would be better served by this structure.

Commentary:  Under a typical  classified  board  structure,  the  directors  are divided  into three  classes,  with each class  serving a three-year  term.  The classified board structure  results in directors  serving  staggered terms, with usually  only a third of the  directors up for  re-election  at any given annual meeting.  Putnam  Management  generally  believes  that  it is  appropriate  for directors  to stand for  election  each year,  but  recognize  that,  in special circumstances,  shareholder  interests  may be better  served under a classified board structure.

Other Board-Related Proposals

Putnam  Management  will generally vote for  board-approved  proposals that have been approved by a majority  independent  board, and on a case-by-case  basis on board-approved  proposals  where the board fails to meet the  guidelines'  basic independence  standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

Putnam Management  generally favors compensation  programs that relate executive compensation to a company's long-term  performance.  Putnam Management will vote on a  case-by-case  basis on  board-approved  proposals  relating  to  executive compensation, except as follows:

     o    Except where Putnam Management is otherwise  withholding votes for the entire  board of  directors,  Putnam  Management  will  vote for stock option  and  restricted  stock  plans  that will  result in an average annual  dilution of 1.67% or less (based on the disclosed  term of the plan and including all equity-based plans).

                                      C-46

    o    Putnam  Management will vote against stock option and restricted stock plans that will result in an average  annual  dilution of greater than
          1.67%  (based  on the  disclosed  term of the plan and  including  all equity-based plans).

     o    Putnam  Management  will vote against any stock  option or  restricted stock plan where the  company's  actual  grants of stock  options  and restricted stock under all equity-based  compensation plans during the prior  three (3) fiscal  years  have  resulted  in an  average  annual dilution of greater than 1.67%.

     o    Putnam Management will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     o    Putnam  Management  will vote  against  stock option plans that permit issuance of options with an exercise  price below the stock's  current market price.

     o    Except where Putnam Management is otherwise  withholding votes for the entire board of directors, Putnam Management will vote for an employee stock  purchase plan that has the following  features:  (1) the shares purchased  under the plan are  acquired  for no less than 85% of their market value;  (2) the offering  period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary:  Companies should have compensation programs that are reasonable and that align shareholder and management  interests over the longer term.  Further, disclosure of  compensation  programs  should provide  absolute  transparency to shareholders  regarding the sources and amounts of, and the factors influencing, executive compensation.  Appropriately designed equity-based  compensation plans can be an effective  way to align the interests of long-term  shareholders  with the  interests of  management.  Putnam  Management  may vote  against  executive compensation  proposals on a case-by-case  basis where compensation is excessive by  reasonable  corporate  standards,  or  where  a  company  fails  to  provide transparent  disclosure  of  executive  compensation.  In voting  on a  proposal relating to executive compensation,  the Putnam Management will consider whether the proposal has been approved by an independent  compensation  committee of the board.

Capitalization

Many proxy proposals  involve changes in a company's  capitalization,  including the  authorization of additional stock, the issuance of stock, the repurchase of outstanding  stock,  or the  approval  of a stock  split.  The  management  of a company's  capital structure  involves a number of important  issues,  including cash  flow,  financing  needs,  and  market  conditions  that are  unique to the circumstances  of the company.  As a result,  Putnam  Management  will vote on a case-by-case basis on board-approved  proposals involving changes to a company's capitalization, except that where Putnam Management is not otherwise withholding votes from the entire board of directors:

     o    Putnam   Management   will  vote  for   proposals   relating   to  the
          authorization  and issuance of  additional  common stock (except where such proposals relate to a specific transaction).

     o    Putnam  Management  will vote for  proposals  to effect  stock  splits
          (excluding reverse stock splits).

     o    Putnam Management will vote for proposals authorizing share repurchase programs.

Commentary:  A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes.
For the most part,  these  decisions are best left to the board of directors and senior management. Putnam Management will vote on a case-by-case basis, however,
on  other  proposals  to  change  a  company's  capitalization,   including  the
authorization of common

                                      C-47

stock with special voting rights,  the authorization or issuance of common stock in connection  with a specific  transaction  (e.g.,  an  acquisition,  merger or reorganization),  or the  authorization or issuance of preferred stock.  Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions,
including   acquisitions,    mergers,    reorganizations    involving   business
combinations,  liquidations,  and  the  sale  of all or  substantially  all of a company's  assets,  which may require their  consent.  Voting on such  proposals involves  considerations  unique  to  each  transaction.  As  a  result,  Putnam
Management  will vote on a  case-by-case  basis on  board-approved  proposals to effect these types of transactions, except as follows:

     o    Putnam Management will vote for mergers and reorganizations  involving business  combinations  designed solely to  reincorporate a company in
          Delaware.

Commentary:  A company may reincorporate  into another state through a merger or reorganization  by setting up a "shell"  company in a  different  state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders  with a more  well-defined  legal framework,  shareholders must carefully consider the reasons for a reincorporation into another  jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside  party to take  control of the company  without  the  approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring  supermajority voting on particular issues, the adoption of fair price provisions,  the issuance of blank check preferred stock, and the creation of a separate  class of stock with disparate  voting rights.  Such proposals may adversely affect shareholder rights, lead to management entrenchment,  or create conflicts  of  interest.  As a  result,  Putnam  Management  will  vote  against board-approved  proposals  to  adopt  such  anti-takeover  measures,  except  as follows:

     o    Putnam  Management  will vote on a case-by-case  basis on proposals to ratify or approve shareholder rights plans; and

     o    Putnam  Management  will vote on a case-by-case  basis on proposals to adopt fair price provisions.

Commentary:  Putnam  Management  recognizes  that  poison  pills and fair  price provisions  may enhance  shareholder  value under  certain  circumstances.  As a result,  Putnam Management will consider  proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve  approval of routine business  matters,  such as changing a company's name,  ratifying the appointment of auditors,  and procedural  matters relating to the shareholder meeting. For the most part, these routine matters do not materially  affect  shareholder  interests and are best left to the board of directors and senior management of the company.  Putnam Management will vote for board-approved proposals approving such matters, except as follows:

     o    Putnam  Management  will vote on a case-by-case  basis on proposals to amend a company's  charter or bylaws  (except  for charter  amendments necessary  to effect  stock  splits to change a  company's  name or to authorize additional shares of common stock).

                                      C-48

     o    Putnam  Management will vote against  authorization  to transact other unidentified, substantive business at the meeting.

     o    Putnam Management will vote on a case-by-case  basis on other business matters where Putnam Management is otherwise withholding votes for the entire board of directors.

Commentary:   Charter  and  bylaw   amendments  and  the  transaction  of  other
unidentified,  substantive business at a shareholder meeting may directly affect shareholder  rights and have a significant  impact on  shareholder  value.  As a result,  Putnam Management does not view such items as routine business matters.
Putnam Management's  investment  professionals and proxy voting service may also bring to the Proxy  Coordinator's  attention  company-specific  items  that they believe to be non-routine  and  warranting  special  consideration.  Under these circumstances, Putnam Management will vote on a case-by-case basis.

     B.   SHAREHOLDER PROPOSALS

SEC  regulations  permit  shareholders  to submit  proposals  for inclusion in a company's proxy statement.  These proposals generally seek to change some aspect of the company's corporate  governance structure or to change some aspect of its business  operations.  Putnam Management  generally will vote in accordance with the  recommendation  of the  company's  board of  directors  on all  shareholder proposals, except as follows:

     o    Putnam Management will vote for shareholder  proposals to declassify a
          board,   absent  special   circumstances  which  would  indicate  that
          shareholder   interests  are  better  served  by  a  classified  board
          structure.

     o    Putnam  Management  will vote for  shareholder  proposals  to  require shareholder approval of shareholder rights plans.

     o    Putnam  Management  will vote on a  case-by-case  basis on shareholder proposals  requiring  companies  to  make  payments  under  management severance agreements only if both of the following conditions are met:

          --   the company undergoes a change in control, and

          --   the change in control  results  in a loss of  employment  for the person receiving the severance payment.

     o    Putnam  Management  will vote on a  case-by-case  basis on shareholder proposals  requesting that the board adopt a policy to recoup,  in the event of a significant restatement of financial results or significant extraordinary  write-off,  to the fullest extent practicable,  for the benefit of the company, all  performance-based  bonuses or awards that were paid to senior  executives  based on the  company  having  met or exceeded specific  performance targets to the extent that the specific performance targets were not, in fact, met.

     o    Putnam  Management  will vote for  shareholder  proposals  requiring a company to report on its executive retirement benefits (e.g., deferred
          compensation,   split-dollar   life   insurance,   SERPs  and  pension
          benefits).

     o    Putnam  Management  will vote for  shareholder  proposals  requiring a company to disclose  its  relationships  with  executive  compensation consultants (e.g.,  whether the company, the board or the compensation committee  retained the consultant,  the types of services provided by
          the  consultant  over  the  past  five  years,   and  a  list  of  the
          consultant's clients on which any of the company's executives serve as a director).

                                      C-49

     o    Putnam  Management  will  vote  for  shareholder  proposals  that  are
          consistent  with  the  proxy  voting  guidelines  for   board-approved
          proposals.

     o    Putnam  Management  will  vote  on  a  case-by-case   basis  on  other
          shareholder proposals where Putnam Management is otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway,  Putnam Management believes that effective corporate reforms should be promoted by holding  boards of  directors  - and in  particular  their independent  directors -  accountable  for their  actions,  rather than imposing additional legal restrictions on board governance  through piecemeal  proposals.
Generally  speaking,  shareholder  proposals relating to business operations are often  motivated  primarily  by political  or social  concerns,  rather than the interests of  shareholders  as investors  in an economic  enterprise.  As stated
above,  Putnam  Management  believes that boards of directors and management are responsible for ensuring that their  businesses are operating in accordance with high legal and ethical  standards and should be held  accountable  for resulting corporate  behavior.  Accordingly,  Putnam Management will generally support the recommendations  of  boards  that  meet the basic  independence  and  governance standards  established  in these  guidelines.  Where  boards  fail to meet these standards,  Putnam Management will generally evaluate shareholder proposals on a case-by-case basis.

However, Putnam Management generally support shareholder proposals to declassify a board or to require  shareholder  approval of shareholder rights plans. Putnam
Management  believes  that  these  shareholder  proposals  further  the goals of reducing  management  entrenchment  and  conflicts  of  interest,  and  aligning management's  interests  with  shareholders'  interests in  evaluating  proposed acquisitions of the company.  Putnam  Management also believes that  shareholder proposals to limit  severance  payments to  appropriate  situations  may further these goals in some  instances and Putnam  Management  will consider  supporting these  shareholder  proposals on a case by case basis.  (Putnam  Management will also  consider  whether  the  severance  payments,  taking all of the  pertinent circumstances into account, constitute excessive compensation.)

Putnam  Management  believes  that  performance-based  compensation  can  be  an effective tool for aligning  management and shareholder  interests.  However, to fulfill its purpose,  performance compensation should only be paid to executives if the  performance  targets are  actually  met. A  significant  restatement  of financial  results or a  significant  extraordinary  write-off  may reveal  that executives who were previously paid  performance  compensation  did not actually deliver the required business  performance to earn that  compensation.  In these circumstances,  it may be appropriate for the company to recoup this performance
compensation.   Putnam  Management  will  consider  on  a  case  by  case  basis shareholder proposals requesting that the board adopt a policy to recoup, in the
event  of  a  significant   restatement  of  financial  results  or  significant
extraordinary  write-off,  performance-based  bonuses  or awards  paid to senior executives  based on the  company  having met or exceeded  specific  performance targets to the extent that the specific  performance  targets were not, in fact, met. Putnam  Management  does not believe that such a policy should  necessarily disadvantage a company in recruiting executives, as executives should understand that they are only  entitled  to  performance  compensation  based on the actual performance they deliver.

Putnam Management also believes that shareholder  proposals that are intended to increase  transparency,  particularly  with respect to  executive  compensation, without  establishing rigid restrictions upon a company's ability to attract and motivate  talented  executives,  are  generally  beneficial  to sound  corporate governance  without  imposing undue burdens.  Putnam  Management  will generally support shareholder proposals calling for reasonable disclosure.

     C.   VOTING SHARES OF NON-U.S. ISSUERS

The Fund is invested  on a global  basis,  and, as a result,  may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign  jurisdictions and that are not listed on a U.S.  securities exchange or the NASDAQ stock market.  Because non-U.S.  issuers are incorporated under the laws of countries and jurisdictions  outside the U.S.,  protection for shareholders may vary significantly

                                      C-50

from jurisdiction to jurisdiction.  Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders.  As a result, the foregoing  guidelines,  which are premised on the existence of a sound corporate
governance  and  disclosure  framework,   may  not  be  appropriate  under  some
circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the  shareholder  meeting date.  This  practice is known as "share  blocking."  In  countries  where share blocking is practiced,  Putnam  Management will vote proxies only with direction from its investment professionals.

In  addition,  some  non-U.S.   markets  require  that  a  company's  shares  be
re-registered out of the name of the local custodian or nominee into the name of
the   shareholder   for  the   meeting.   This   practice  is  known  as  "share
re-registration." As a result, shareholders, including the Fund, are not able to trade in that  company's  stock until the shares are  re-registered  back in the name of the local custodian or nominee. In countries where share re-registration is practiced, Putnam Management will generally not vote proxies.

Putnam  Management will vote proxies of non-U.S.  issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

     o    For companies that have established a U.S.-style  corporate structure,
          Putnam  Management  will  withhold  votes  for  the  entire  board  of directors if

          --   the board does not have a majority of outside directors,

          --   the  board  has  not  established   nominating  and  compensation
               committees composed of a majority of outside directors, or

          --   the board has not  established an audit  committee  composed of a majority of independent directors.

     o    Putnam  Management  will withhold votes for the appointment of members of a  company's  board of  statutory  auditors  if a  majority  of the members of the board of statutory auditors is not independent.

Commentary:

Board  structure:  Recent  amendments  to  the  Japanese  Commercial  Code  give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam Management will vote for proposals to amend a company's  articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent  director:  Corporate  governance principles  in Japan focus on the  distinction  between  outside  directors  and independent directors. Under these principles, an outside director is a director who is not and has never been a director,  executive, or employee of the company or its parent  company,  subsidiaries  or  affiliates.  An outside  director  is
"independent" if that person can make decisions completely  independent from the managers of the company,  its parent,  subsidiaries,  or affiliates and does not have a material  relationship  with the company  (i.e.,  major  client,  trading partner,  or other business  relationship;  familial  relationship  with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

     o    Putnam  Management  will  withhold  votes  for  the  entire  board  of directors if

                                      C-51

          --   the board does not have a majority of outside directors,

          --   the board has not established a nominating  committee composed of at least a majority of outside directors, or

          --   the board has not established an audit  committee  composed of at least  three  members  and in which at  least  two-thirds  of its members are outside directors.

Commentary: For purposes of these guideline, an "outside director" is a director that is  independent  from the  management or  controlling  shareholders  of the company,  and holds no interests that might impair  performing his or her duties
impartially  from  the  company,   management  or  controlling  shareholder.  In
determining  whether a director is an outside  director,  Putnam Management will also apply the standards  included in Article 415-2(2) of the Korean  Commercial
Code  (i.e.,  no  employment  relationship  with the company for a period of two years before  serving on the committee,  no director or employment  relationship with the company's  largest  shareholder,  etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

     o    Putnam  Management  will  withhold  votes  for  the  entire  board  of directors if

          --   the  board  does  not  have at least a  majority  of  independent non-executive directors,

          --   the board has not established nomination committees composed of a majority of independent non-executive directors, or

          --   the board has not established  compensation  and audit committees composed of (1) at least three  directors (in the case of smaller
               companies,   two   directors)   and  (2)  solely  of  independent
               non-executive directors.

     o    Putnam Management will withhold votes for any nominee for director who is  considered  an  independent  director  by the  company and who has received  compensation  from the  company  other than for service as a director (e.g.,  investment banking,  consulting,  legal, or financial advisory fees).

Commentary:

Application  of  guidelines:  Although  the U.K.'s  Combined  Code on  Corporate
Governance  ("Combined  Code") has adopted the "comply and explain"  approach to corporate  governance,  Putnam Management believes that the guidelines discussed above  with  respect  to  board  independence  standards  are  integral  to  the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition  of   independence:   For  the  purposes  of  these   guidelines,   a
non-executive director shall be considered independent if the director meets the independence  standards in section A.3.1 of the Combined Code (i.e., no material business or employment  relationships with the company, no remuneration from the company for non-board  services,  no close family ties with senior  employees or directors of the company, etc.), except that the Putnam Management does not view service  on the  board  for more  than  nine  years as  affecting  a  director's independence.

Smaller  companies:  A  smaller  company  is one  that is  below  the  FTSE  350 throughout the year immediately prior to the reporting year.

Canada

In January 2004,  Canadian  securities  regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies.
The  recommended   practices   contained  in  these  new  corporate   governance
requirements mirror corporate governance reforms that have been adopted by

                                      C-52

the NYSE and other U.S. national  securities  exchanges and stock markets.  As a result,  Putnam  Management  will  vote on  matters  relating  to the  board  of directors of Canadian  issuers in accordance  with the guidelines  applicable to
U.S. issuers.

Commentary:  Like the U.K.'s  Combined Code, the proposed  policies on corporate governance  issued by  Canadian  securities  regulators  embody the  "comply and explain" approach to corporate  governance.  Because Putnam Management  believes that the board independence  standards  contained in the proxy voting guidelines are  integral  to the  protection  of  investors  in Canadian  companies,  these standards will be applied in a prescriptive manner.

Russia

     o    Putnam  Management will vote on a case-by-case  basis for the election of nominees to the board of directors.

Commentary:  In Russia,  director  elections  are  typically  handled  through a cumulative voting process.  Cumulative voting allows shareholders to cast all of their  votes for a single  nominee  for the board of  directors,  or to allocate their votes among nominees in any other way. In contrast,  in "regular," voting, shareholders  may not give more than one vote per share to any  single  nominee.
Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets,  standards of corporate  governance are usually behind those in developed  markets.  Rather than vote against the entire board  of  directors,  as  Putnam  Management  generally  would in the case of a
company   whose  board  fails  to  meet  Putnam   Management's   standards   for
independence,  Putnam  Management may, on a case by case basis,  cast all of its votes for one or more independent director nominees.  Putnam Management believes that it is  important  to increase  the number of  independent  directors on the boards of Russian  companies  to mitigate  the risks  associated  with  dominant shareholders.

Other Matters

     o    Putnam  Management will vote for shareholder  proposals  calling for a majority of a company's directors to be independent of management.

     o    Putnam  Management  will vote for  shareholder  proposals  seeking  to increase the independence of board nominating, audit, and compensation committees.

     o    Putnam  Management will vote for shareholder  proposals that implement corporate governance standards similar to those established under U.S.
          federal law and the listing requirements of U.S. stock exchanges,  and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     o    Putnam  Management  will  vote on a  case-by-case  basis on  proposals relating to (1) the  issuance of common  stock in excess of 20% of the company's  outstanding  common  stock where  shareholders  do not have preemptive  rights,  or (2) the  issuance of common stock in excess of
          100% of the company's outstanding common stock where shareholders have preemptive rights.

II.  Proxy Voting Procedures

The proxy voting  procedures  below explain the role of the proxy voting service and the Proxy  Coordinator,  as well as how the  process  will work when a proxy question  needs to be handled on a  case-by-case  basis,  or when there may be a conflict of interest.

                                      C-53

The role of the proxy voting service

Putnam  Management has engaged an independent  proxy voting service to assist in the voting of proxies.  The proxy voting service is responsible for coordinating with the Fund's  custodians to ensure that all proxy  materials  received by the custodians relating to the Fund's portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting  guidelines  established by Putnam  Management.
The proxy  voting  service will refer proxy  questions to the Proxy  Coordinator
(described  below)  for  instructions   under   circumstances   where:  (1)  the
application of the proxy voting  guidelines is unclear;  (2) a particular  proxy question  is not  covered  by the  guidelines;  or (3) the  guidelines  call for specific  instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's  attention specific proxy questions that, while governed by a guideline,  appear to involve unusual or controversial issues.  Putnam  Management also utilizes  research  services  relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination  and voting of Putnam  Management's  proxies.  The
Proxy  Coordinator  will deal directly with the proxy voting service and, in the case of proxy  questions  referred by the proxy  voting  service,  will  solicit voting  recommendations  and instructions  from the Office of the Trustees,  the
Chair of the Board  Policy and  Nominating  Committee,  and Putnam  Management's
investment professionals,  as appropriate.  The Proxy Coordinator is responsible for ensuring  that these  questions  and  referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed  above,  the proxy voting service will refer proxy questions to the
Proxy Coordinator under certain circumstances. When the application of the proxy voting  guidelines is unclear or a particular  proxy  question is not covered by the  guidelines  (and does not  involve  investment  considerations),  the Proxy
Coordinator  will assist in  interpreting  the guidelines  and, as  appropriate, consult with one or more senior staff  members of the Office of the Trustees and the Chair of the Board Policy and Nominating  Committee on how the Fund's shares will be voted.

For  proxy  questions  that  require a  case-by-case  analysis  pursuant  to the guidelines  or that are not covered by the  guidelines  but  involve  investment considerations,  the Proxy  Coordinator  will  refer such  questions,  through a written request,  to Putnam Management's  investment  professionals for a voting recommendation.  Such referrals  will be made in cooperation  with the person or persons  designated by Putnam  Management's  Legal and Compliance  Department to
assist in processing  such referral items. In connection with each such referral item, the Legal and Compliance  Department  will conduct a conflicts of interest review,  as  described  below  under  "Conflicts  of  Interest,"  and  provide a conflicts of interest report (the "Conflicts  Report") to the Proxy  Coordinator describing the results of such review.  After receiving a referral item from the
Proxy Coordinator,  Putnam Management's investment  professionals will provide a written  recommendation  to the Proxy  Coordinator  and the  person  or  persons designated  by the  Legal and  Compliance  Department  to  assist in  processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the  investment  professionals  have had with respect to the referral  item with non-investment  personnel of Putnam  Management or with outside  parties (except for routine  communications  from proxy solicitors).  The Proxy Coordinator will then  review the  investment  professionals'  recommendation  and the  Conflicts
Report with one or more senior  staff  members of the Office of the  Trustees in determining  how to vote the  proxies.  The Proxy  Coordinator  will  maintain a record of all proxy  questions  that have been  referred to Putnam  Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some  situations,  the Proxy  Coordinator  and/or  one or more  senior  staff members of the Office of the Trustees  may  determine  that a  particular  proxy question raises policy issues requiring consultation with the Chair of the Board
Policy  and  Nominating  Committee,  who,  in turn,  may  decide  to  bring  the particular  proxy  question to the  Committee  or the full Board of Trustees for consideration.

                                      C-54

Conflicts of interest

Occasions may arise where a person or organization  involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist,  for example,  if Putnam Management has a business  relationship with (or is actively soliciting  business  from) either the company  soliciting  the proxy or a third party that has a  material  interest  in the  outcome of a proxy vote or that is actively lobbying for a particular  outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g.,  familial  relationship with company  management)  relating to a particular referral item shall disclose that conflict to the Proxy  Coordinator  and the Legal and Compliance  Department and
otherwise remove himself or herself from the proxy voting process. The Legal and
Compliance  Department  will  review each item  referred to Putnam  Management's investment  professionals to determine if a conflict of interest exists and will provide the Proxy  Coordinator  with a Conflicts  Report for each  referral item that (1) describes any conflict of interest;  (2) discusses the procedures  used to address  such  conflict of interest;  and (3)  discloses  any  contacts  from parties outside Putnam Management (other than routine  communications from proxy solicitors)  with  respect to the  referral  item not  otherwise  reported in an investment professional's recommendation. The Conflicts Report will also include written  confirmation that any  recommendation  from an investment  professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

                                      C-55

                      THORNBURG INVESTMENT MANAGEMENT, INC.
                        SUMMARY OF PROXY VOTING POLICIES
          SUBADVISER TO THE GENWORTH THORNBURG INTERNATIONAL VALUE FUND

I.   Proxy Voting Policies

Thornburg Investment  Management,  Inc. ("Thornburg") is authorized by the Trust to vote proxies  respecting voting securities held by the Funds. In those cases,
Thornburg  votes  proxies in accordance  with written Proxy Voting  Policies and
Procedures  (the  "Policy")  adopted by  Thornburg.  The Policy  states that the objective  of voting a security is to enhance the value of the  security,  or to reduce potential for a decline in the security's  value.  The Policy  prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the  election  of a director  in an  uncontested  election  or  ratification  or selection of independent accountants, the investment advisor will vote the proxy in accordance  with the  recommendation  of any proxy voting service  engaged by
Thornburg. If no such recommendation is available, or if the vote involves other matters,  Thornburg  will  refer the vote to the  Trust's  audit  committee  for direction on the vote or a consent to vote on Thornburg's recommendation.

The Policy  authorizes  Thornburg to utilize  various  sources of information in considering  votes,  including the  engagement of service  providers who provide analysis and  information on the subjects of votes and who may recommend  voting positions. Thornburg may or may not accept these recommendations.  Thornburg may decline to vote in various  situations,  including  cases  where an issue is not relevant  to the  Policy's  voting  objective  or  where it is not  possible  to ascertain what effect a vote may have on the value of an  investment.  Thornburg may not be able to vote  proxies in cases where proxy voting  materials  are not delivered to Thornburg in sufficient time for evaluation and voting.

                                      C-56

      WESTERN ASSET MANAGEMENT AND WESTERN ASSET MANAGEMENT COMPANY LIMITED
                        SUMMARY OF PROXY VOTING POLICIES
         SUBADVISERS TO THE GENWORTH WESTERN CORE PLUS FIXED INCOME FUND

Western Asset Management  Company and Western Asset  Management  Company Limited
(together "Western Asset") have adopted and implemented  policies and procedures that we believe are reasonably  designed to ensure that proxies are voted in the best interest of clients,  in accordance with our fiduciary  duties and SEC Rule
206(4)-6  under  the  Investment  Advisers  Act of 1940  ("Advisers  Act").  Our
authority to vote the proxies of our clients is established  through  investment management agreements or comparable  documents,  and our proxy voting guidelines have been  tailored  to  reflect  these  specific  contractual  obligations.  In addition to SEC  requirements  governing  advisers,  our proxy  voting  policies reflect the long-standing  fiduciary  standards and  responsibilities  for ERISA accounts.  Unless a manager of ERISA assets has been  expressly  precluded  from voting proxies,  the Department of Labor has determined that the  responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers,  directors/trustees or employees of Legg Mason Inc. or any of its  affiliates  (other than Western Asset  Management  Company  Limited)
regarding the voting of any securities owned by its clients.

I.   Summary of Proxy Voting Guidelines

     A.   Policy

     Western  Asset's proxy voting  procedures are designed and implemented in a way that is reasonably  expected to ensure that proxy matters are handled in the best interest of our clients.  While the  guidelines  included in the procedures are  intended  to  provide  a  benchmark  for  voting  standards,  each  vote is ultimately  cast on a  case-by-case  basis,  taking into  consideration  Western
Asset's contractual  obligations to our clients and all other relevant facts and circumstances  at the  time of the  vote  (such  that  these  guidelines  may be overridden to the extent Western Asset deems appropriate).

     B.   Procedures

          1.   Responsibility and Oversight

          The Western Asset Compliance Department  ("Compliance  Department") is
          responsible for administering and overseeing the proxy voting process.
          The gathering of proxies is coordinated  through the Corporate Actions area of Investment Support  ("Corporate  Actions").  Research analysts and portfolio  managers are responsible  for  determining  appropriate voting  positions on each proxy  utilizing any  applicable  guidelines contained in these procedures.

          2.   Client Authority

          Prior to August 1, 2003,  all existing  client  investment  management agreements  ("IMAs")  will be reviewed to  determine  whether  Western
          Asset has authority to vote client proxies.  At account  start-up,  or upon  amendment of an IMA,  the  applicable  client IMA are  similarly reviewed.  If an agreement is silent on proxy voting,  but contains an overall  delegation  of  discretionary  authority  or if  the  account represents  assets  of  an  ERISA  plan,  Western  Asset  will  assume responsibility  for proxy voting.  The Client Account  Transition Team maintains a matrix of proxy voting authority.

          3.   Proxy Gathering

                                      C-57

          Registered  owners of  record,  client  custodians,  client  banks and trustees ("Proxy  Recipients")  that receive proxy materials on behalf of clients should forward them to Corporate  Actions.  Prior to August
          1, 2003,  Proxy Recipients of existing clients will be reminded of the appropriate  routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes  aware that the  applicable  Proxy  Recipient  for an existing client has changed,  the Proxy Recipient for the existing  client) are notified at start-up of  appropriate  routing to Corporate  Actions of proxy  materials  received  and  reminded of their  responsibility  to forward  all proxy  materials  on a timely  basis.  If  Western  Asset personnel other than Corporate  Actions receive proxy materials,  they should promptly forward the materials to Corporate Actions.

          4.   Proxy Voting

          Once proxy  materials  are  received by  Corporate  Actions,  they are forwarded  to the  Compliance  Department  for  coordination  and  the following actions:

          (a)  Proxies are reviewed to determine accounts impacted.

          (b)  Impacted  accounts  are checked to confirm  Western  Asset voting authority.

          (c)  Compliance Department staff reviews proxy issues to determine any material  conflicts  of  interest.  (See  conflicts  of  interest
               section  of  these   procedures   for  further   information   on
               determining material conflicts of interest.)

          (d)  If a material  conflict  of  interest  exists,  (i) to the extent reasonably  practicable  and  permitted  by  applicable  law, the client is  promptly  notified,  the  conflict  is  disclosed  and
               Western Asset obtains the client's proxy voting instructions, and
               (ii) to the  extent  that  it is not  reasonably  practicable  or permitted by applicable  law to notify the client and obtain such instructions  (e.g.,  the  client  is  a  mutual  fund  or  other commingled  vehicle or is an ERISA plan  client),  Western  Asset seeks voting instructions from an independent third party.

          (e)  Compliance  Department  staff  provides  proxy  material  to  the appropriate research analyst or portfolio manager to obtain their
               recommended  vote.   Research  analysts  and  portfolio  managers
               determine  votes on a case-by-case  basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt,  depending on the best interest of each individual client,
               Western Asset may vote the same proxy  differently  for different clients.  The  analyst's or portfolio  manager's  basis for their
               decision  is  documented   and   maintained  by  the   Compliance
               Department.

          (f)  Compliance  Department  staff  votes  the proxy  pursuant  to the instructions  received  in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

          5.   Timing

          Western Asset  personnel  act in such a manner to ensure that,  absent special  circumstances,  the proxy  gathering  and proxy  voting steps noted  above can be  completed  before  the  applicable  deadline  for returning proxy votes.

          6.   Recordkeeping

                                      C-58

          Western Asset  maintains  records of proxies voted pursuant to Section
          204-2 of the Advisers Act and ERISA DOL Bulletin  94-2.  These records include:

          (a)  A copy of Western Asset's policies and procedures.

          (b)  Copies of proxy statements received regarding client securities.

          (c)  A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

          (d)  Each written  client request for proxy voting records and Western
               Asset's  written  response  to both  verbal  and  written  client requests.

          (e)  A proxy log including:

               (i)  Issuer name;

               (ii) Exchange ticker symbol of the issuer's shares to be voted;

               (iii) Council on  Uniform  Securities  Identification  Procedures
                    ("CUSIP") number for the shares to be voted;

               (iv) A brief identification of the matter voted on;

               (v)  Whether  the  matter  was  proposed  by the  issuer  or by a shareholder of the issuer;

               (vi) Whether a vote was cast on the matter;

               (vii) A record of how the vote was cast; and

               (viii)   Whether   the  vote  was   cast  for  or   against   the
                        recommendation of the issuer's management team.

          Records are maintained in an easily  accessible  place for five years, the first two in Western Asset's offices.

          7.   Disclosure

          Western  Asset's proxy policies are described in the firm's Part II of
          Form ADV. Prior to August 1, 2003,  Western Asset will deliver Part II of its revised Form ADV to all existing  clients,  along with a letter identifying  the new  disclosure.  Clients  will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

          8.   Conflicts of Interest

          All proxies are  reviewed by the  Compliance  Department  for material conflicts  of  interest.  Issues to be reviewed  include,  but are not limited to:

          (a)  Whether  Western (or, to the extent  required to be considered by applicable law, its affiliates) manages assets for the company or an employee  group of the company or otherwise has an interest in the company;

                                      C-59

          (b)  Whether Western or an officer or  Director/Trustee  of Western or the  applicable  portfolio  manager  or analyst  responsible  for recommending  the proxy vote  (together,  "Voting  Persons") is a close relative of or has a personal or business relationship with an executive,  Director/Trustee  or person who is a candidate for
               Director/Trustee  of the company or is a  participant  in a proxy contest; and

          (c)  Whether  there is any other  business  or  personal  relationship where a Voting  Person has a personal  interest in the outcome of the matter before shareholders.

     C.   Voting Guidelines

     Western Asset's  substantive  voting decisions turn on the particular facts and  circumstances  of each proxy vote and are evaluated by the  designated research  analyst or portfolio  manager.  The examples  outlined  below are meant as guidelines to aid in the decision making process.

     Guidelines  are  grouped  according  to the  types of  proposals  generally presented  to  shareholders.  Part I deals with  proposals  which have been approved and are  recommended by a company's  board of  Directors/Trustees;
     Part II deals with  proposals  submitted by  shareholders  for inclusion in proxy  statements;  Part III addresses  issues relating to voting shares of
     investment   companies;   and  Part  IV  addresses  unique   considerations
     pertaining to foreign issuers.

I.   Board Approved Proposals

The vast  majority  of matters  presented  to  shareholders  for a vote  involve proposals  made by a company  itself that have been approved and  recommended by its board of  Directors/Trustees.  In view of the enhanced corporate  governance practices  currently  being  implemented  in  public  companies,  Western  Asset generally  votes in  support  of  decisions  reached  by  independent  boards of
Directors/Trustees.  More specific guidelines related to certain  board-approved proposals are as follows:

Matters relating to the Board of Directors/Trustees

Western  Asset votes  proxies for the  election of the  company's  nominees  for
Directors/Trustees and for board-approved proposals on other matters relating to the board of Directors/Trustees the following exceptions:

          (a)  Votes are withheld for the entire board of  Directors/Trustees if
               the   board   does   not   have   a   majority   of   independent
               Directors/Trustees  or the board does not have nominating,  audit
               and  compensation   committees  composed  solely  of  independent
               Directors/Trustees

          (b)  Votes are  withheld for any nominee for  Director/Trustee  who is considered an independent Director/Trustee by the company and who has received compensation from the company other than for service as a Director/Trustee.

          (c)  Votes are  withheld  for any  nominee  for  Director/Trustee  who attends  less than 75% of board and  committee  meetings  without valid reasons for absences

          (d)  Votes are cast on a case-by-case basis in contested  elections of
               Directors/Trustees.

                                      C-60

Matters relating to Executive Compensation

Western Asset  generally  favors  compensation  programs  that relate  executive compensation  to  a  company's  long-term  performance.  Votes  are  cast  on  a
case-by-case   basis  on   board-approved   proposals   relating  to   executive
compensation, except as follows:

          (a)  Except  where  the firm is  otherwise  withholding  votes for the entire Board of Directors/Trustees, Western Asset votes for stock option plans that will result in a minimal annual dilution

          (b)  Western Asset votes against stock option plans or proposals  that permit replacing or repricing of underwater options.

          (c)  Western  Asset  votes  against  stock  option  plans that  permit issuance  of options  with an  exercise  price  below the stock's current market price.

          (d)  Except  where  the firm is  otherwise  withholding  votes for the entire  board of  Directors/Trustees,  Western  Asset  votes  for employee  stock purchase plans that limit the discount for shares purchased  under  the plan to no more  than  15% of their  market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization

The management of a company's capital  structure  involves a number of important issues,  including cash flows,  financing  needs and market  conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a  case-by-case  basis  on  board-approved  proposals  involving  changes  to  a company's  capitalization  except where Western  Asset is otherwise  withholding votes for the entire board of Directors/Trustees.

          (a)  Western Asset votes for proposals  relating to the  authorization of additional common stock.

          (b)  Western   Asset  votes  for  proposals  to  effect  stock  splits
               (excluding reverse stock splits).

                                      C-61

          (c)  Western Asset votes for proposals  authorizing  share  repurchase programs.

Matters   relating  to   Acquisitions,   Mergers,   Reorganizations   and  Other
Transactions

Western  Asset  votes these  issues on a  case-by-case  basis on  board-approved transactions.

Matters relating to Anti-Takeover Measures

Western  Asset votes  against  board-approved  proposals to adopt  anti-takeover measures except as follows:

          (a)  Western  Asset  votes on a  case-by-case  basis on  proposals  to ratify or approve shareholder rights plans.

          (b)  Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters  such as changing the  company's  name,  ratifying  the  appointment  of auditors and procedural matters relating to the shareholder meeting.

          (a)  Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          (b)  Western  Asset votes  against  authorization  to  transact  other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC  regulations  permit  shareholders  to submit  proposals  for inclusion in a company's proxy statement.  These proposals generally seek to change some aspect of a company's  corporate  governance  structure or to change some aspect of its business  operations.  Western Asset votes in accordance with the recommendation of the  company's  board of  Directors/Trustees  on all  shareholder  proposals, except as follows:

          1.   Western  Asset  votes  for   shareholder   proposals  to  require
               shareholder approval of shareholder rights plans.

                                      C-62

          2.   Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting  guidelines for  board-approved proposals.

          3.   Western Asset votes on a case-by-case  basis on other shareholder proposals where the firm is otherwise  withholding  votes for the entire board of Directors/Trustees.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end  investment  companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories  Parts I and II, above,  are voted in accordance with those guidelines.

          1.   Western Asset votes on a case-by-case basis on proposals relating to changes in the investment  objectives of an investment company taking into account the original  intent of the fund and the role the fund plays in the clients' portfolios.

          2.   Western Asset votes on a  case-by-case  basis all proposals  that would result in increases in expenses  (e.g.,  proposals to adopt
               12b-1 plans,  alter investment  advisory  arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event  Western  Asset is required to vote on  securities  held in foreign issuers  - i.e.  issuers  that are  incorporated  under  the  laws of a  foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock  market,  the  following  guidelines  are used,  which are premised on the existence  of a sound  corporate  governance  and  disclosure  framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

          1.   Western  Asset  votes for  shareholder  proposals  calling  for a
               majority  of  the   Directors/Trustees   to  be   independent  of
               management.

          2.   Western Asset votes for shareholder proposals seeking to increase the  independence  of board  nominating,  audit and  compensation committees.

          3.   Western  Asset votes for  shareholder  proposals  that  implement corporate governance standards similar to those established under
               U.S.  federal  law and the  listing  requirements  of U.S.  stock exchanges,  and  that do not  otherwise  violate  the laws of the jurisdiction under which the company is incorporated.

          4.   Western Asset votes on a case-by-case basis on proposals relating to (1)  the  issuance  of  common  stock  in  excess  of 20% of a company's outstanding common stock where shareholders do not have preemptive  rights, or (2) the issuance of common stock in excess
               of  100%  of  a   company's   outstanding   common   stock  where
               shareholders have preemptive rights.

                                      C-63